As filed with the Securities and Exchange Commission on November 18, 2025

Registration No. 333-[•]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.☐

Post-Effective Amendment No.☐

(Check appropriate box or boxes)

Runway Growth Finance Corp.

(Exact Name of Registrant as Specified in Charter)

205 N. Michigan Ave.

Suite 4200

Chicago, Illinois 60601

(Address of Principal Executive Offices)

(312) 698-6902

(Area Code and Telephone Number)

R. David Spreng

Runway Growth Finance Corp.

205 N. Michigan Ave.

Suite 4200

Chicago, Illinois 60601

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. Jonathan L. Corsico, Esq. Steven Grigoriou, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001 Telephone: (202) 636-5500 Fax: (202) 636-5502	Harry S. Pangas, Esq. Darius I. Ravangard, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006 Telephone: (202) 261-3300 Fax: (202) 261-3333

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. Runway Growth Finance Corp. may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED November 18, 2025

SWK HOLDINGS CORPORATION

5956 Sherry Lane

Suite 650

Dallas, Texas 75225

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

[•], 2025

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “SWK Special Meeting”) of SWK Holdings Corporation, a Delaware corporation (“SWK”), to be held virtually on [•], 2025, at [•], Central Time, at the following website: www.[•].com. Stockholders of record of SWK at the close of business on [•], 2025 are entitled to notice of, and to vote at, the SWK Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the SWK Special Meeting. At the SWK Special Meeting, you will be asked to:

•
adopt the Agreement and Plan of Merger, dated as of October 9, 2025 (as may be amended from time to time, the “Merger Agreement”), by and among Runway Growth Finance Corp., a Maryland corporation (“RWAY”); SWK; RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly-owned subsidiary of RWAY (“Intermediary Sub”); RWAY Portfolio Corp., a Delaware corporation and a direct wholly-owned subsidiary of Intermediary Sub (“Acquisition Sub”); and Runway Growth Capital LLC, a Delaware limited liability company and the external investment adviser to RWAY (the “Adviser”) and approve the merger of Acquisition Sub with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub or, in the alternative, the merger of SWK with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (the “First Merger”), pursuant to the Merger Agreement (such proposal, the “Merger Proposal”);
•
approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SWK’s named executive officers, in connection with the Mergers (as defined below) (such proposal, the “Compensation Proposal”); and
•
approve one or more adjournments of the SWK Special Meeting if necessary to solicit additional proxies in favor the Merger Proposal if there are insufficient votes at the time of the SWK Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, taken together with the Merger Proposal and the Compensation Proposal, the “Proposals”).

The closing of the Mergers is contingent upon (a) the approval of the First Merger by holders of shares of common stock, par value $0.001 per share, of SWK (such shares of common stock, “SWK Common Stock” and, such holders, “SWK Stockholders”) and (b) the satisfaction or waiver of certain other closing conditions.

RWAY and SWK are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub, or, in the alternative, SWK will merge with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub pursuant to the First Merger (the “Alternative Structure”). Following the effectiveness of the First Merger, SWK or Acquisition Sub, as applicable, will merge with and into Intermediary Sub (the “Second Merger”), with Intermediary Sub continuing as the surviving company and as a wholly-owned subsidiary of RWAY. Immediately after effectiveness of the Second Merger, Intermediary Sub will merge with and into RWAY (the “Third

Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with RWAY continuing as the surviving corporation. RWAY is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act (as defined below).

Holders of RWAY’s shares of common stock, par value $0.01 per share (the “RWAY Common Stock”) are not required to vote on and approve the Mergers. RWAY’s board of directors has approved, among other things, the Merger Agreement and the transactions contemplated thereby.

Subject to the terms and conditions of the Merger Agreement, at the time the First Merger becomes effective (the “Effective Time”), each share of SWK Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by subsidiaries of SWK or held, directly or indirectly by RWAY, Intermediary Sub and Acquisition Sub and all treasury shares, collectively “Cancelled Shares”) will be converted, at the election of the respective SWK Stockholder, into the right to receive (A) (i) newly issued shares of RWAY Common Stock equal to the Exchange Ratio (as defined below) (the “Per Share Stock Consideration”) or (ii) an amount of cash equal to the SWK Per Share NAV (as defined below) (the “Per Share Cash Consideration” and, together with the Per Share Stock Consideration, the “Per Share Merger Consideration”) plus (B) a pro rata share of the guaranteed cash payment of $9,000,000 being paid by the Adviser (the “Per Share Guaranteed Cash Payment” and, together with the Per Share Merger Consideration, the “Total Per Share Consideration”).

Two (2) days prior (excluding Sundays and holidays) to the closing of the First Merger (such date, the “Determination Date”), each of RWAY and SWK will deliver to the other a calculation of its estimated net asset value as of such date (such calculation with respect to SWK, the “Closing SWK Net Asset Value” and such calculation with respect to RWAY, the “Closing RWAY Net Asset Value”), in each case calculated in good faith and determined in accordance with the accounting and reporting guidance set forth in the United States generally accepted accounting principles’ Accounting Standards Certification topic 946 – Financial Services – Investment Companies (“ASC 946”), as modified pursuant to the terms of the Merger Agreement. Based on such calculations, the parties will calculate: (1) the “SWK Per Share NAV,” which will be equal to (i) the Closing SWK Net Asset Value divided by (ii) the number of shares of SWK Common Stock issued and outstanding as of the Determination Date (other than Cancelled Shares) and (2) the “RWAY Per Share NAV,” which will be equal to (i) the Closing RWAY Net Asset Value divided by (ii) the number of shares of RWAY Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the SWK Per Share NAV divided by (ii) the RWAY Per Share NAV.

With respect to the Closing SWK Net Asset Value, in accordance with the terms of the Merger Agreement, such calculation will be approved by SWK’s board of directors (“the SWK Board”) and determined in accordance with the adjudicated portfolio value as determined in coordination with a valuation firm, as more fully described in the accompanying proxy statement/prospectus.

RWAY and SWK will update and redeliver the Closing RWAY Company Net Asset Value or the Closing SWK Net Asset Value, respectively, in the event that the closing of the Mergers is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the closing of the Mergers and as needed to ensure that the calculation is determined within two (2) days (excluding Sundays and holidays) prior to the Effective Time.

Your vote is extremely important. Holders of a majority of the voting power of all shares of SWK Common Stock entitled to vote at the SWK Special Meeting must be present at the SWK Special Meeting, virtually or represented by proxy, to establish a quorum and conduct business. At the SWK Special Meeting, you will be asked to vote on the Merger Proposal. The approval of the Merger Proposal requires the affirmative vote of SWK Stockholders representing a majority of the outstanding shares of SWK Common Stock entitled to vote at the SWK Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Merger Proposal.

After careful consideration, the SWK Board unanimously approved, adopted and determined advisable the Merger Agreement, including the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), and unanimously recommends that SWK Stockholders vote “FOR” each of the Proposals.

It is important that your shares be represented at the SWK Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. SWK encourages you to authorize a proxy to vote your shares via the Internet as it saves SWK significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual SWK Special Meeting.

The proxy statement/prospectus describes the SWK Special Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreement) and other related matters that SWK Stockholders should review before voting on the Proposals and should be retained for future reference. Please carefully read this entire document, including the section entitled “Risk Factors” and as otherwise incorporated by reference in the proxy statement/prospectus, for a discussion of the risks relating to the Mergers, SWK and RWAY. SWK files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and stockholder inquiries can be made by contacting SWK at 5956 Sherry Lane, Suite 650, Dallas, TX, 75225 or by calling SWK at (972) 687-7252 or on SWK’s website at https://investors.swkhold.com/sec-filings. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into the proxy statement/prospectus, information on SWK’s website is not incorporated into or a part of the proxy statement/prospectus. Additional information about RWAY has been filed with the SEC and is available upon request and without charge by contacting RWAY at 205 N. Michigan Ave., Suite 4200 Chicago, Illinois 60601, or by calling RWAY at (312) 698-6902.

No matter how many or few shares of SWK you own, your vote and participation are very important to us.

Sincerely yours,

Laurie L. Dotter
Chair of the Board

Neither the SEC nor any state securities commission has approved or disapproved of the shares of SWK Common Stock to be issued under the proxy statement/prospectus or determined if the proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The proxy statement/prospectus is dated [•], 2025 and is first being mailed or otherwise delivered to SWK Stockholders on or about [•], 2025.

Runway Growth Finance Corp. 205 N. Michigan Ave. Suite 4200 Chicago, Illinois 60601 (312) 698-6902	SWK Holdings Corporation 5956 Sherry Lane Suite 650 Dallas, TX, 75225 (972) 687-7250

SWK HOLDINGS CORPORATION

5956 Sherry Lane

Suite 650

Dallas, Texas 75225

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only — No Physical Meeting Location

www.[•].com

[•], 2025, at [•], Central Time

Dear Stockholder:

A Special Meeting of Stockholders (the “SWK Special Meeting”) of SWK Holdings Corporation, a Delaware corporation (“SWK”), will be conducted online on [•], 2025, at [•], Central Time at the following website: www.[•].com.

At the SWK Special Meeting, holders of shares of common stock, par value $0.001 per share, of SWK (such shares of common stock, “SWK Common Stock” and, such holders, “SWK Stockholders”) will consider and vote on proposals to:

(i)
adopt the Agreement and Plan of Merger, dated as of October 9, 2025 (as may be amended from time to time, the “Merger Agreement”), by and among Runway Growth Finance Corp., a Maryland corporation (“RWAY”); SWK; RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly-owned subsidiary of RWAY (“Intermediary Sub”); RWAY Portfolio Corp., a Delaware corporation and a direct wholly-owned subsidiary of Intermediary Sub (“Acquisition Sub”); and Runway Growth Capital LLC, a Delaware limited liability company and the external investment adviser to RWAY (the “Adviser”) and approve the merger of Acquisition Sub with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub or, in the alternative, the merger of SWK with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (the “First Merger”), pursuant to the Merger Agreement (such proposal, the “Merger Proposal”),
(ii)
approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SWK’s named executive officers in connection with the Mergers (as defined below) (the “Compensation Proposal”); and
(iii)
approve one or more adjournments of the SWK Special Meeting if necessary to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of the SWK Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, taken together with the Merger Proposal and the Compensation Proposal, the “Proposals”).

RWAY and SWK are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub, or, in the alternative, SWK will merge with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub pursuant to the First Merger (the “Alternative Structure”). Following the effectiveness of the First Merger, SWK or Acquisition Sub, as applicable, will merge with and into Intermediary Sub (the “Second Merger”), with Intermediary Sub continuing as the surviving company and as a wholly-owned subsidiary of RWAY. Immediately after effectiveness of the Second Merger, Intermediary Sub will merge with and into RWAY (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with RWAY continuing as the surviving corporation.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF SWK UNANIMOUSLY APPROVED THE MERGER AGREEMENT, DETERMINED THE MERGER AGREEMENT AND THE OTHER TRANSACTIONS CONTEMPLATED THEREBY (OTHER THAN THE SECOND MERGER, THE THIRD MERGER AND THE ALTERNATIVE STRUCTURE) ADVISABLE AND UNANIMOUSLY RECOMMENDS THAT SWK STOCKHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

You have the right to receive notice of, and to vote at, the SWK Special Meeting if you were a stockholder of record of SWK at the close of business on [•], 2025. A proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the SWK Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual SWK Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included in the section entitled “The SWK Special Meeting” of the attached proxy statement/prospectus.

Whether or not you plan to participate in the SWK Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the SWK Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the SWK Special Meeting.

Thank you for your continued support of SWK.

By order of the Board of Directors,

Joe D. Staggs
Chief Executive Officer and President

Dallas, TX

[•], 2025

To ensure proper representation at the SWK Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the virtual SWK Special Meeting, you still may participate in the virtual SWK Special Meeting.

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Runway Growth Finance Corp., a Maryland corporation (“RWAY”), (File No. 333-[•]), constitutes a prospectus under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock, par value $0.01 per share, of RWAY (“RWAY Common Stock” and, such holders, “RWAY Stockholders”) to be issued to holders of the shares of common stock, par value $0.001 per share, of SWK Holdings Corporation, a Delaware corporation (“SWK”) (such shares of common stock, “SWK Common Stock,” and such holders, “SWK Stockholders”) pursuant to the Agreement and Plan of Merger, dated as of October 9, 2025, by and among RWAY; SWK; RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly-owned subsidiary of RWAY (“Intermediary Sub”); RWAY Portfolio Corp., a Delaware corporation and a direct wholly-owned subsidiary of Intermediary Sub (“Acquisition Sub”); and Runway Growth Capital LLC, a Delaware limited liability company and the external investment adviser to RWAY (the “Adviser”) (as may be amended from time to time, the “Merger Agreement”).

RWAY and SWK are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub, or, in the alternative, SWK will merge with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (the “Alternative Structure”) (with either structure being the “First Merger”). Following the effectiveness of the First Merger, SWK or Acquisition Sub, as applicable, will merge with and into Intermediary Sub (the “Second Merger”), with Intermediary Sub continuing as the surviving company and as a wholly-owned subsidiary of RWAY. Immediately after effectiveness of the Second Merger, Intermediary Sub will merge with and into RWAY (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with RWAY continuing as the surviving corporation (the “Combined Company”).

This document also constitutes a proxy statement of SWK under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to the Special Meeting of SWK Stockholders (the “SWK Special Meeting”), at which SWK Stockholders will be asked to vote upon the Merger Proposal, the Compensation Proposal and Adjournment Proposal (as defined below).

As described above, SWK Stockholders will be asked to vote on the following proposals at the SWK Special Meeting:

•
Merger Proposal: To adopt the Merger Agreement and the merger of Acquisition Sub with and into SWK, with SWK continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub or, in the alternative, the merger of SWK with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (i.e., the First Merger), pursuant to the Merger Agreement (such proposal, the “Merger Proposal”).
•
Compensation Proposal: To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SWK’s named executive officers in connection with the Mergers (such proposal, the “Compensation Proposal”).
•
Adjournment Proposal: To approve one or more adjournments of the SWK Special Meeting if necessary to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of the SWK Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, taken together with the Merger Proposal and the Compensation Proposal, the “Proposals”).

You should rely only on the information contained in this proxy statement/prospectus, including in determining how to vote your shares of SWK Common Stock. No one has been authorized to provide you with information that is different from that contained in this proxy statement/prospectus. This proxy statement/prospectus is dated [•], 2025. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this proxy statement/prospectus to SWK Stockholders nor the issuance of RWAY Common Stock in connection with the First Merger will create any implication to the contrary.

This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this proxy statement/prospectus regarding RWAY has been provided by RWAY and information contained in this proxy statement/prospectus regarding SWK has been provided by SWK.

QUESTIONS AND ANSWERS ABOUT THE SWK SPECIAL MEETING AND THE MERGERS

The questions and answers below highlight only selected information from this proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement, which is attached as Annex A hereto, and the transactions contemplated thereby (including the Mergers) and the voting procedures for the SWK Special Meeting.

Questions and Answers about the SWK Special Meeting

Q:	Why am I receiving these materials?
A:

SWK is furnishing these materials in connection with the solicitation of proxies by the Board of Directors of SWK (the “SWK Board”) for use at the SWK Special Meeting to be held virtually on [•], 2025, at [•], Central Time, at the following website: www.[•].com, and any adjournments or postponements thereof.

This proxy statement/prospectus and the accompanying materials are being mailed on or about [•], 2025 to stockholders of record of SWK described below and are available at [•].com.

The SWK Special Meeting is being held in connection with the proposed Mergers. The Adviser believes the Mergers will position the Combined Company to continue to deliver strong risk-adjusted returns and investment performance for both stockholders of RWAY (the “RWAY Stockholders”) and SWK Stockholders, and that the Mergers will provide several immediate and long-term benefits to SWK Stockholders. See the sections entitled “The Mergers – Board Recommendation; Reasons for the Mergers – SWK Reasons for the Mergers” and “Summary of the Mergers – Merger Structure” for additional information.

Q:	What items will be considered and voted on at the SWK Special Meeting?
A:

At the SWK Special Meeting, SWK Stockholders will be asked to approve (i) the First Merger pursuant to the Merger Agreement (i.e., the Merger Proposal), the (ii) Compensation Proposal and (iii) the Adjournment Proposal.

Q:	How does the SWK Board recommend voting on the Proposals at the SWK Special Meeting?
A:

After careful consideration, the SWK Board unanimously approved, adopted and determined advisable the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) and unanimously recommends that SWK Stockholders vote “FOR” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal (collectively, the “SWK Board Recommendation”).

Q:	If I am an SWK Stockholder, what is the “record date” and what does it mean?
A:

The record date for the SWK Special Meeting is the close of business on [•], 2025 (the “SWK Record Date”). The SWK Record Date was established by the SWK Board, and only holders of record of shares of SWK Common Stock on the SWK Record Date are entitled to receive notice of the SWK Special Meeting and vote at the SWK Special Meeting. As of the SWK Record Date, there were [•] shares of SWK Common Stock and no shares of SWK preferred stock (the “SWK Preferred Stock”) issued and outstanding and entitled to vote at the SWK Special Meeting.

Q:	If I am a SWK Stockholder, how many votes do I have?
A:

Each share of SWK Common Stock held by a holder of record as of the SWK Record Date (i.e., [•], 2025) has one vote on each matter to be considered at the SWK Special Meeting or any adjournment or postponement thereof.

Q:	If I am a SWK Stockholder, how do I vote?
A:

The SWK Special Meeting will be hosted virtually via live Internet webcast. Any record holders of SWK Common Stock or their validly authorized proxy holders can attend the SWK Special Meeting at www.[•].com. If you were a record holder of SWK Common Stock as of the SWK Record Date, you can vote at the SWK Special Meeting. It is important to note that SWK Stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. A summary of the information you need to attend the SWK Special Meeting online is as follows:

•
instructions on how to attend and participate via the Internet are posted at www.[•].com;
•
assistance with questions regarding how to attend, vote, view the list of stockholders of record and participate via the Internet will be provided at www.[•].com on the day of the SWK Special Meeting;
•
the webcast will start at [•], Central Time, on [•], 2025. Online check-in will begin at [•], Central Time. Please allow time for online check-in procedures;
•
record holders of SWK Common Stock and their validly authorized proxy holders may vote and submit questions while attending the SWK Special Meeting via the Internet; and
•
SWK Stockholders will need a control number to enter the SWK Special Meeting.

A record holder of SWK Common Stock may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the Merger Proposal in accordance with your instructions. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•
By Internet: www.[•].com or scanning the QR Barcode on the enclosed proxy card.
•
By telephone: [•] to reach a toll-free voting line.
•
By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Central Time, on [•], 2025.

Important Notice regarding the availability of proxy materials for the SWK Special Meeting. The proxy statement/prospectus and the proxy card are available at www.[•].com.
Q:	What if an SWK Stockholder does not specify a choice for a matter when authorizing a proxy?
A:

All properly executed proxies representing shares of SWK Common Stock received at the SWK Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of SWK Common Stock will be voted “FOR” each of the Proposals.

Q:	If I am a SWK Stockholder, how can I revoke a proxy?
A:

Yes. You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the SWK Special Meeting, by attending the SWK Special Meeting and voting in person (virtually), or by a notice, provided in writing and signed by you, delivered to SWK’s Secretary on any business day before the date of the SWK Special Meeting.

Q:	How do I vote shares of SWK Common Stock held through a broker or nominee?
A:

If you hold shares of SWK Common Stock through a broker or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker or nominee. Please instruct your broker or nominee regarding how you would like your shares voted so your vote can be counted.

Q:	What constitutes a “quorum” for the SWK Special Meeting?
A:

For SWK to conduct business at the SWK Special Meeting, a quorum of SWK Stockholders must be present. The holders of at least a majority of the voting power of all shares of SWK Common Stock entitled to vote at the SWK Special Meeting must be present at the SWK Special Meeting, in person (virtually) or represented by proxy, to constitute a quorum for the SWK Special Meeting. Abstentions will be treated as shares present for quorum purposes. We do not expect any broker non-votes at the SWK Special Meeting because the Merger Proposal, Compensation Proposal and the Adjournment Proposal are non-routine matters on which your bank, broker or other nominee cannot vote without your instructions. A broker non-vote occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received voting instructions from the beneficial owner of the shares. Accordingly, if you own SWK Common Stock through a broker or other nominee (i.e., in “street name”), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker or other nominee provides to you, as brokers and other nominees do not have discretionary voting authority with respect to any of the proposals described in this proxy statement/prospectus. You should instruct your broker or other nominee as to how to vote your SWK Common Stock following the directions contained in such voting instruction card.

Q:	What vote is required to approve each of the Proposals being considered at the SWK Special Meeting?
A:

Merger Proposal: The affirmative vote of holders of SWK Common Stock representing a majority of the outstanding shares of SWK Common Stock entitled to vote at the SWK Special Meeting is required to approve the Merger Proposal (“SWK Stockholder Approval”). Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, although abstentions will be treated as shares present for quorum purposes.

If the enclosed proxy card is signed and returned without any directions given, the shares of SWK Common Stock will be voted “FOR” the Merger Proposal.

Compensation Proposal: The affirmative vote of holders of SWK Common Stock representing a majority of all votes properly cast is required to approve the Compensation Proposal. Abstentions will have no effect on the voting outcome of the Compensation Proposal, although abstentions will be treated as shares present for quorum purposes.

Adjournment Proposal: The affirmative vote of holders of SWK Common Stock representing a majority of all votes properly cast is required to approve the Adjournment Proposal. Abstentions will have no effect on the voting outcome of the Adjournment Proposal, although abstentions will be treated as shares present for quorum purposes.

Q:	What will happen if the Merger Proposal being considered at the SWK Special Meeting is not approved by the required vote?
A:

As discussed in more detail in the section entitled “Description of the Merger Agreement – Conditions to Closing the Mergers,” the closing of the First Merger (the “Closing”) is conditioned upon the approval by SWK Stockholders of the Merger Proposal and satisfaction or waiver of certain other closing conditions.

If the Mergers do not close because SWK Stockholders do not approve the Merger Proposal or any of the other conditions to the Closing are not satisfied or waived, each of RWAY and SWK will continue to operate as a stand-alone company pursuant to the current agreements in place for each, and each of RWAY’s and SWK’s respective directors and officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified, or their resignation.

Q:	When will the final voting results be announced?
A:	Final voting results will be published by SWK in a Current Report on Form 8-K following the SWK Special Meeting.
Q:	Will SWK incur expenses in soliciting proxies?
A:

SWK will bear the cost of the solicitation of proxies. SWK has not retained a solicitor for these purposes. For more information regarding expenses related to the Mergers, see the section entitled “Questions and Answers about the Mergers – Who is responsible for paying the expenses relating to completing the Mergers?”

Q:	What does it mean if I receive more than one proxy card?
A:

Some of your shares of SWK Common Stock, as applicable, may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts via the Internet or by mail or telephone. If you mail proxy cards, please sign, date and return each proxy card to ensure that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call SWK’s Investor Relations department at (778) 323-0959.

Q:	Are the proxy materials available electronically?
A:

In addition to mailing hard copies of the proxy materials, SWK has made the registration statement (of which this proxy statement/prospectus forms a part), the Notice of Virtual Special Meeting of SWK Stockholders and the proxy card available to SWK Stockholders on the Internet. Stockholders may (i) access and review the proxy materials of SWK, (ii) authorize their proxies, as described in the sections entitled “The SWK Special Meeting – Voting of Proxies,” and/or (iii) elect to receive certain future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this proxy statement/prospectus forms a part), the Notice of Virtual Special Meeting of Stockholders and the proxy card are available at https://investors.swkhold.com/sec-filings.

Q:	Will my vote make a difference?
A:

Yes; your vote is very important. Your vote is needed to ensure the Proposals can be acted upon. Please submit your proxy immediately to help avoid potential delays and save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?
A:

If you are an SWK Stockholder, you can contact SWK’s Investor Relations department at the below contact information with any additional questions:

Alliance Advisors IR

Susan Xu

Investor Relations

sxu@allianceadvisors.com

778-323-0959

Q:	Where can I find more information about RWAY and SWK?
A:	You can find more information about RWAY and SWK in the documents referenced in the section entitled “Where You Can Find More Information.”
Q:	What do I need to do now?
A:

We urge you to carefully read this entire document, including its annexes and the documents (including the Merger Agreement) incorporated by reference. You should also review the documents referenced under the section entitled “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers
Q:	What will happen in the Mergers?
A:

Pursuant to the terms of the Merger Agreement, at the time the First Merger becomes effective (the “Effective Time”), Acquisition Sub will merge with and into SWK, with SWK surviving the First Merger as a wholly-owned subsidiary of Intermediary Sub, or, in the alternative, SWK will merge with and into Acquisition Sub, with Acquisition Sub surviving the First Merger as a wholly-owned subsidiary of Intermediary Sub (i.e., the First Merger). Immediately following the occurrence of the Effective Time, SWK (or Acquisition Sub in the event of the Alternative Structure), will merge with and into Intermediary Sub (i.e., the Second Merger). Intermediary Sub will be the surviving company and continue its existence as a corporation under the laws of the state of Delaware, the corporate existence of SWK (or Acquisition Sub in the event of the Alternative Structure), will cease to exist. Immediately following the Second Effective Time, Intermediary Sub will merge with and into RWAY (i.e., the Third Merger). RWAY will be the surviving company in the Third Merger and will continue its existence as a corporation under the laws of the state of Maryland. At the time of the Third Merger, the separate existence of Intermediary Sub will cease.

Q:	What will SWK Stockholders receive in the Mergers?
A:

SWK Stockholders, based on their election, will receive (A) (i) a number of shares of RWAY Common Stock equal to the Exchange Ratio (as defined below) and, if applicable, cash will be paid in lieu of fractional shares (the “Per Share Stock Consideration”) or (ii) or an amount of cash equal to the SWK Per Share NAV (as defined below) (the “Per Share Cash Consideration” and, together with the Per Share Stock Consideration, the “Per Share Merger Consideration”) plus (B) a pro rata share of the guaranteed cash payment of $9,000,000 being paid by the Adviser (the “Per Share Guaranteed Cash Payment” and, together with the Per Share Merger Consideration, the “Total Per Share Consideration”).

Q:	Is the Exchange Ratio subject to any adjustment?
A:

Yes. The Exchange Ratio will be appropriately adjusted to provide the same economic effect if, between the two (2) days prior (excluding Sundays and holidays) to the closing of the First Merger (such date, the “Determination Date”) and the Effective Time, the respective outstanding shares of RWAY Common Stock or SWK Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the Merger Agreement. Because the Exchange Ratio will be determined within two (2) days (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the expenses relating to completing the Mergers?
A:

RWAY and SWK will be responsible for paying certain expenses in connection with the Mergers, and as a result, RWAY Stockholders and SWK Stockholders will bear these costs. Specifically, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) will be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by the Merger Agreement (including the Mergers) are consummated. Notwithstanding the foregoing, RWAY will bear certain fees and expenses, including relating to (i) the termination of SWK’s real property leases, (ii) the calling of SWK’s 9.00% Notes due 2027 issued pursuant to the Indenture, dated as of October 3, 2023, by and between SWK and Wilmington Trust, National Association (as amended pursuant to the First Supplemental Indenture, dated as of October 3, 2023, by and between SWK and Wilmington Trust, National Association) (the "SWK Notes") (iii) the preparation, filing and printing of this registration statement and proxy statement/prospectus, (iv) the preparation and filing of any required applications, notices or other filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (v) any severance amounts or other costs or expenses incurred by SWK in connection with the termination of any employee or service provider of SWK or any of its subsidiaries who was employed by or provided services to SWK as of the date of the Merger Agreement and who is terminated following the date of the Merger Agreement; provided that, for purposes of the calculation of such costs, the 2025 annual bonus owed to any such employee will not be considered to be a liability associated with the termination of such employee. Additionally, SWK will bear fees and expenses relating to (i) the procurement of a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of SWK’s existing directors’ and officers’ insurance policies, as required pursuant to the terms of the Merger Agreement, (ii) the engagement of a valuation firm for the purposes of providing good faith determination of a valuation range with respect to each of SWK’s portfolio assets and (iii) the arranging, announcing and holding of the SWK Special Meeting, including the costs of printing and mailing of SWK’s DEFM-14A to SWK Stockholders in preparation for the SWK Special Meeting and the retention of a proxy solicitor.

Q:	What are the pro forma costs and expenses estimated to be incurred by the Combined Company in the first year following completion of the Mergers?
A:

The following table is intended to assist SWK Stockholders in understanding the costs and expenses that an investor in shares of RWAY Common Stock bears directly or indirectly and, based on the assumptions described in the section entitled “Comparative Fees and Expenses,” the pro forma costs and expenses estimated to be incurred by the Combined Company in the first year following completion of the Mergers. We caution you that some of the percentages in the table below are estimates and may vary. The table below is based on information as of September 30, 2025 for each party (except as noted below), and includes expenses of the applicable consolidated subsidiaries. Any footing differences are due to rounding. See the section entitled “Comparative Fees and Expenses” for additional details and assumptions.

	Actual		Pro Forma
	RWAY (acquiring company)	SWK (target company)	RWAY (Combined Company)
Annual expenses (as a percentage of net assets attributable to common stock):
Management Fee payable under the RWAY Investment Advisory Agreement	3.11%	-%	3.39%
Incentive Fee payable under the RWAY Investment Advisory Agreement	2.59%	-%	2.81%
Interest payments and fees paid on borrowed funds	8.69%	1.78%	9.07%
Other expenses	1.68%	8.57%	1.58%
Total annual expenses	16.07%	10.35%	16.86%

Q:	Will I receive distributions after the Mergers?
A:

Subject to applicable legal restrictions and the sole discretion of the RWAY Board, after the Mergers, RWAY intends to declare and pay regular dividends to RWAY Stockholders on a quarterly basis, which is consistent with the current frequency of dividends to RWAY Stockholders. For a history of the dividend declarations and payments by RWAY since March 31, 2022, see the section entitled “Market Price, Dividend and Distribution Information.” The amount and timing of past dividends are not a guarantee of any future dividends, or the amount thereof, the payment, timing and amount of which will be determined by the RWAY Board and depend on RWAY’s financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See the section entitled “Dividend Reinvestment Plan of RWAY” for information regarding RWAY’s dividend reinvestment plan (the “RWAY DRIP”).

Following the Effective Time, the holders of shares of SWK Common Stock will be entitled to receive dividends declared by the RWAY Board with a record date after the Effective Time therefore payable with respect to the whole shares of RWAY Common Stock received as part of the Per Share Merger Consideration.

Q:	Are the Mergers subject to any third party consents?
A:

Under the Merger Agreement, RWAY and SWK have agreed to will use their respective reasonable best efforts to consummate and make effective the transactions contemplated thereby and to cause the conditions to the First Merger to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the transactions contemplated thereby, including the First Merger, and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated thereby, including the First Merger; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, including the First Merger, performed or consummated by such party in accordance with the terms of the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Agreement.

Q:	How does RWAY’s investment objective, strategy and risks differ from SWK’s?
A:

RWAY’s investment objective is to maximize its total return to its stockholders primarily through current income on its loan portfolio and secondarily through capital gains on its warrants and other equity positions. RWAY invests in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. RWAY has and continues to expect to acquire warrants and other equity securities from portfolio companies in connection with RWAY’s investments in loans to these companies. RWAY focuses on lending to late and growth stage companies in technology, life sciences, healthcare information and services, business services, financial services, select consumer sectors and other high-growth industries. RWAY is generally the sole lender to its portfolio companies and generally does not actively syndicate the loans it originates to other lenders. RWAY may on occasion participate in syndications built by other lenders. RWAY originates its investments through two strategies: Sponsored Growth Lending and Non-Sponsored Growth Lending. RWAY’s Sponsored Growth Lending strategy generally includes loans to late and growth stage companies that are already backed by established venture capital firms. RWAY’s Sponsored Growth Lending strategy typically includes the receipt of warrants and/or other equity from these venture-backed companies. RWAY’s Non-Sponsored Growth Lending strategy generally includes loans to late and growth stage, private companies that are funded directly by entrepreneurs and founders, or companies that no longer require institutional equity investment (which may selectively include publicly traded companies). RWAY refers to these target borrowers as “non-sponsored growth companies.” In addition to RWAY’s core strategy of providing Sponsored Growth Lending and Non-Sponsored Growth Lending, RWAY may also opportunistically participate in the secondary markets for investments that are consistent with RWAY’s broader investment strategy. RWAY seeks to construct a balanced portfolio with diversification among sponsored and non-sponsored transactions, diversification among sponsors within the Sponsored Growth Lending strategy, diversification among industry, geography, and stage of development, all contributing to a favorable risk adjusted return for the portfolio viewed as a whole. Borrowers tend to use the proceeds of RWAY’s financings to invest in sales and marketing, expand capacity of the overall business or refinance existing debt.

SWK’s operations consist of its “Finance Receivables” business. SWK evaluates and invests in a broad range of healthcare related companies and products with innovative intellectual property, including the biotechnology, medical device, medical diagnostics and related tools, animal health and pharmaceutical industries (collectively, “life sciences”). SWK allocates capital within its finance receivables portfolio in order to generate income through the sales of life science products by third parties and related earned income sources. SWK’s Finance Receivables strategy is to be a leading healthcare capital provider by offering customized financing solutions to a broad range of life science companies, institutions and inventors. SWK’s Finance Receivables business is primarily focused on monetizing cash flow streams derived from commercial-stage products and related intellectual property through royalty purchases and financings, as well as through the creation of synthetic revenue interests in commercialized products.

RWAY and SWK have similar risks given that both provide financing solutions and invest in debt. However, RWAY, as a significant portion of its investment strategy, is focused on providing senior secured loans to companies, while SWK does not generally act as a direct lender. Direct lending is particularly susceptible to a number of risks, such as failure to establish a substantial origination platform, breach of contractual loan agreements constituting default, credit downgrades, failure to complete proper due diligence of portfolio companies, decrease in the value of secured collateral, among other things. These risks are less amplified for SWK, whose portfolio includes senior and subordinated debt backed by royalties and synthetic royalties paid by companies in the life science sector, and purchased royalties generated by sales of life science products and related intellectual property.

Q:	How will the Combined Company be managed following the Mergers?
A:

Subject to applicable law, the directors of RWAY immediately prior to the Mergers will remain the directors of RWAY and will hold office until their respective successors are duly elected and qualify, or their earlier death or incapacity, resignation or removal. Following the Mergers, the Adviser will continue to be the investment adviser of RWAY.

Q:	Will the composition of the RWAY Board change following the Mergers?
A:	No. Following the Mergers and subject to applicable law, the directors of RWAY immediately prior to the Mergers will remain the directors of RWAY.
Q:	Are SWK Stockholders able to exercise appraisal rights?
A:

Yes. Subject to the closing of the First Merger, SWK Stockholders who do not vote in favor of the Merger Proposal and otherwise comply with the procedures and satisfy the conditions set forth in Section 262 of the Delaware General Corporation Law (“DGCL”) are entitled to appraisal rights under Section 262 of the DGCL. Failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel. See the section entitled “The Mergers – Appraisal Rights” of this proxy statement/prospectus.

Q:	When do you expect to complete the Mergers?
A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, RWAY and SWK are working to complete the Mergers in the fourth quarter of 2025 or the first quarter of 2026. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the SWK Special Meeting and the satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to SWK Stockholders for U.S. federal income tax purposes?
A:

Yes. The Mergers are expected to be a taxable event for SWK Stockholders. SWK Stockholders should read the section entitled “Certain Material U.S. Federal Income Tax Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. SWK Stockholders should consult with their tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?
A:

If the Mergers are not completed for any reason, SWK Stockholders will not receive any consideration for their SWK Common Stock in connection with the Mergers. Instead, each of RWAY and SWK will remain a stand-alone company.

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus, including the other documents to which this proxy statement/ prospectus refers, for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors, you should carefully consider, see the section entitled “Risk Factors.”

The Parties to the Mergers

Runway Growth Finance Corp.

205 N. Michigan Ave.

Suite 4200

Chicago, Illinois 60601

(312) 698-6902

RWAY is a non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, RWAY has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. RWAY is externally managed by the Adviser. RWAY Common Stock began to trade under the ticker “RWAY” on the NASDAQ Global Select Market on October 21, 2021.

RWAY’s investment objective is to maximize its total return to its stockholders primarily through current income on its loan portfolio and secondarily through capital gains on its warrants and other equity positions. RWAY typically invests in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. RWAY generally receives warrants and/or other equity securities from portfolio companies in connection with its investments in loans to these companies. RWAY focuses on lending to late and growth stage companies in technology, healthcare, business services, financial services, and select consumer services and products in other high-growth industries. RWAY is typically the sole lender to its portfolio companies and does not actively syndicate the loans it originates to other lenders nor does it participate in syndications built by other lenders. RWAY originates its investments through two strategies: Sponsored Growth Lending and Non-Sponsored Growth Lending. In addition to its core strategy of providing Sponsored Growth Lending and Non-Sponsored Growth Lending, RWAY may also opportunistically participate in the secondary markets for investments that are consistent with its broader investment strategy. RWAY seeks to construct a balanced portfolio with diversification among sponsored and non-sponsored transactions, diversification among sponsors within the Sponsored Growth Lending strategy, diversification among industry, geography, and stage of development, all contributing to a favorable risk-adjusted return for the portfolio viewed as a whole. Borrowers tend to use the proceeds of RWAY’s financing to invest in sales and marketing, expand capacity of the overall business or refinance existing debt.

RWAY Portfolio Holding Corp.

205 N. Michigan Ave.

Suite 4200

Chicago, Illinois 60601

(312) 698-6902

Intermediary Sub is a Delaware corporation and a newly incorporated wholly-owned subsidiary of RWAY. Intermediary Sub was formed in connection with, and for the sole purpose of, the Mergers.

RWAY Portfolio Corp.

205 N. Michigan Ave.

Suite 4200

Chicago, Illinois 60601

(312) 698-6902

Acquisition Sub is a Delaware corporation and a newly incorporated wholly-owned subsidiary of Intermediary Sub. Acquisition Sub was formed in connection with, and for the sole purpose of, the Mergers.

SWK Holdings Corporation

5956 Sherry Lane

Suite 650

Dallas, TX, 75225

(972) 687-7250

SWK was incorporated in July 1996 in California and reincorporated in Delaware in September 1999. In July 2012, SWK commenced a strategy of building a specialty finance and asset management business. In August 2019, SWK commenced a complementary strategy of building a pharmaceutical development, manufacturing and intellectual property licensing business. Until recently, SWK’s operations were comprised of two reportable segments: “Finance Receivables” and “Pharmaceutical Development.” As a result of the sale and assignment of assets related to its contract manufacturing, formulation and development services business to AptarGroup, Inc., the Finance Receivables segment is the only remaining operating segment. SWK evaluates and invests in a broad range of healthcare related companies and products with innovative intellectual property, including the biotechnology, medical device, medical diagnostics and related tools, animal health and pharmaceutical industries (collectively, “life sciences”). SWK allocates capital within its finance receivables portfolio in order to generate income through the sales of life science products by third parties and related earned income sources.

Runway Growth Capital LLC

205 N. Michigan Ave.

Suite 4200

Chicago, Illinois 60601

(312) 698-6902

The Adviser was formed in 2015 to pursue an investment strategy focused on providing growth financing for dynamic, late and growth stage companies. David Spreng, Chief Executive Officer and President, formed the Adviser following a more than 25-year career in venture capital investing and lending. The Adviser has 26 employees across three offices in the United States, including twelve investment professionals focused on origination, underwriting, and managing its investment portfolio. The Adviser consistently demonstrates a credit first culture while maintaining, what the Adviser believes, is an admirable reputation among borrowers for industry knowledge, creativity, and understanding of the challenges often faced by late and growth stage companies.

In January 2025, the Adviser was acquired by certain private investment funds advised by BC Partners Credit and Mount Logan Capital Inc. pursuant to its minority investment. BC Partners Credit was launched in February 2017, with a focus on identifying attractive credit opportunities in any market environment, often in complex market segments. The platform leverages the broader firm’s deep industry and operating resources to provide flexible financing solutions to middle-market companies across Business Services, Industrials, Healthcare and other select sectors. Mount Logan Capital Inc. is an alternative asset management and insurance solutions company that is focused on public and private debt securities in the North American market and the reinsurance of annuity products, primarily through its wholly owned subsidiaries Mount Logan Management LLC and Ability Insurance Company, respectively. Mount Logan Capital Inc. also actively sources, evaluates, underwrites, manages, monitors and primarily invests in loans, debt securities, and other credit-oriented instruments that present attractive risk-adjusted returns and present low risk of principal impairment through the credit cycle.

The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Advisers Act”). Subject to the overall supervision of the RWAY Board, the Adviser manages RWAY’s day-to-day operations and provides RWAY with investment advisory services pursuant to the third amended and restated investment advisory agreement, dated January 30, 2025 (the “RWAY Investment Advisory Agreement”).

Merger Structure

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Acquisition Sub will merge with and into SWK, with SWK surviving the First Merger as a wholly-owned subsidiary of Intermediary Sub, or, in the alternative, SWK will merge with and into Acquisition Sub, with Acquisition Sub surviving the First Merger as a wholly-owned subsidiary of Intermediary Sub (i.e., the First Merger). Immediately following the occurrence of the Effective Time, SWK or Acquisition Sub, as applicable, will merge with and into Intermediary Sub (i.e., the Second Merger). Intermediary Sub will be the surviving company and continue its existence as a corporation under the laws of the state of Delaware, the corporate existence of SWK or Acquisition Sub, as applicable, will cease to exist. Immediately following the Second Effective Time, Intermediary Sub will merge with and into RWAY (i.e., the Third Merger). RWAY will be the surviving company in the Third Merger and will continue its existence as a corporation under the laws of the state of Maryland. At such time, the separate existence of Intermediary Sub will cease.

The Merger Agreement is attached as Annex A to this proxy statement/prospectus. RWAY and SWK encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Mergers.

Current Structure

RWAY Stockholders
SWK Stockholders
Runway Growth Finance Corp. ("RWAY")
SWK Holdings Corporation ("SWK")
100%
RWAY Portfolio Holding Corp. ("Intermediary Sub")
100%
RWAY Portfolio Corp. ("Acquisition Sub")

First Merger

RWAY Stockholders
Merger Consideration*
SWK Stockholders
*Each share of SWK Common Stock (other than the Cancelled Shares) will be converted, at the election of the SWK Stockholder, into the right to receive (i) a number of shares of RWAY Common Stock equal to the Exchange Ratio or (ii) an amount of cash equal to the SWK Per Share NAV.
RWAY
SWK
100%
Intermediary Sub
Each share of Acquisition Sub stock will be converted into stock of the corporation surviving the First Merger.
Acquisition Sub merges with and into SWK, with SWK surviving as a wholly owned subsidiary of Intermediary Sub.
Acquisition Sub

First Merger – Alternative Structure

RWAY Stockholders
Merger Consideration*
SWK Stockholders
*Each share of SWK Common Stock (other than the Cancelled Shares) will be converted, at the election of the SWK Stockholder, into the right to receive (i) a number of shares of RWAY Common Stock equal to the Exchange Ratio or (ii) an amount of cash equal to the SWK Per Share NAV.
RWAY
SWK
Intermediary Sub
100%
SWK merges with and into Acquisition Sub, with Acquisition Sub surviving as a wholly owned subsidiary of Intermediary Sub.
Acquisition Sub

Second Merger

RWAY Stockholders
Prior SWK Stockholders
RWAY
Intermediary Sub
100%
SWK

SWK merges with and into Intermediary Sub, with Intermediary Sub surviving.

Second Merger – Alternative Structure

RWAY Stockholders
Prior SWK Stockholders
RWAY
Intermediary Sub
100%
Acquisition Sub
Acquisition Sub merges with and into Intermediary Sub, with Intermediary Sub surviving.

Third Merger

RWAY Stockholders
Prior SWK Stockholders
RWAY
100%
Intermediary Sub merges with and into RWAY, with RWAY surviving.
Intermediary Sub

Post-Mergers

Merger Consideration

At the Effective Time, each share of SWK Common Stock issued and outstanding immediately prior to the Effective Time, other than any shares of SWK Common Stock that are issued and outstanding and are owned by RWAY or any of its consolidated subsidiaries prior to the Effective Time or any treasury shares of SWK, which will be cancelled with no consideration exchanged therefor (the “Cancelled Shares”), will be converted, at the election of the respective SWK Stockholder, into the right to receive either (a) an amount of cash equal to the SWK Per Share NAV (as defined below) and such consideration, the “Per Share Cash Consideration”) or (b) a number of validly issued, fully paid and non-assessable shares of RWAY Common Stock equal to the quotient (rounded to four decimal places) of the SWK Per Share NAV divided by the RWAY Per Share NAV (as defined below) (the “Per Share Stock Consideration”), in each case of (a) and (b), subject to the applicable holder’s election for such share and the adjustments set forth in the Merger Agreement and describe below, plus (c) the quotient of $9,000,000 in cash (to be paid by the Adviser) (the "Guaranteed Cash Payment") divided by the numbers of shares of SWK Common Stock outstanding as of the Determination Date (excluding any Cancelled Shares) (the “Per Share Guaranteed Cash Payment”) (the Per Share Guaranteed Cash Payment, together with the Per Share Cash Consideration and the Per Share Stock Consideration, as applicable, the “Total Per Share Consideration”). See the section entitled “Description of the Merger Agreement – Election” for a more information on the election of the Per Share Cash Consideration and the Per Share Stock Consideration.

In connection with determining Closing SWK Net Asset Value (as defined below), SWK will present its good faith determination of the carrying value of the underlying portfolio assets of SWK as of 5:00 p.m. New York City time on the Determination Date (the value of each of such asset, the “SWK Marks”) to a valuation firm chosen by SWK (the “SWK Valuation Firm”). The SWK Valuation Firm will then determine in good faith a valuation range with respect to each underlying portfolio asset of SWK as of 5:00 p.m. New York City time on the Determination Date (each such range, an “Asset Valuation Range”). SWK will then calculate the “Adjudicated Portfolio Value,” in which each of the SWK Marks that are valued outside the Asset Valuation Range for such portfolio asset are deemed to be, (i) in the event the SWK Mark is higher than the highest value in the Asset Valuation Range for such asset, the highest value of such

Asset Valuation Range and (ii) in the event the SWK Mark is lower than the lowest value in the Asset Valuation Range for such asset, the lowest value of such Asset Valuation Range; provided that, in the event the SWK Mark for a portfolio asset is within the Asset Valuation Range for such asset, the value of such asset is deemed to be the SWK Mark.

On the Determination Date, each of RWAY and SWK will deliver to the other a calculation of its estimated net asset value as of such date (such calculation with respect to SWK, the “Closing SWK Net Asset Value” and such calculation with respect to RWAY, the “Closing RWAY Net Asset Value”), in each case calculated in good faith and determined in accordance with the accounting and reporting guidance set forth in the United States generally accepted accounting principles’ (“GAAP”) Accounting Standards Certification topic 946 – Financial Services – Investment Companies, as modified pursuant to the terms of the Merger Agreement. With respect to the Closing SWK Net Asset Value, such calculation will be determined in accordance with the determination of the Adjudicated Portfolio Value as set forth above and as more fully described in the Merger Agreement.

Based on such calculations, the parties will calculate: (1) the “SWK Per Share NAV,” which will be equal to (i) the Closing SWK Net Asset Value divided by (ii) the number of shares of SWK Common Stock issued and outstanding as of the Determination Date (other than Cancelled Shares) and (2) the “RWAY Per Share NAV,” which will be equal to (i) the Closing RWAY Net Asset Value divided by (ii) the number of shares of RWAY’s Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the SWK Per Share NAV divided by (ii) the RWAY Per Share NAV.

RWAY and SWK will update and redeliver the Closing RWAY Net Asset Value or the Closing SWK Net Asset Value, respectively, in the event that the closing of the Mergers is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the closing of the Mergers and as needed to ensure that the calculation is determined within two (2) days (excluding Sundays and holidays) prior to the Effective Time.

Market Price of Securities

RWAY Common Stock is traded on the NASDAQ Global Select Market under the symbol “RWAY.” SWK Common Stock is traded on the NASDAQ Capital Market under the symbol “SWKH.”

The following table presents the most recently determined NAV per share of RWAY Common Stock and the most recently determined NAV per share of SWK Common Stock and the closing sales price as of the last trading day before execution of the Merger Agreement.

	RWAY Common Stock	SWK Common Stock
NAV per Share as of September 30, 2025(1)	$13.55	$21.02
Market Price per Share as of September 30, 2025	10.16	14.55
Closing Sales Price on October 8, 2025	N/A	14.45

(1)
SWK does not disclose a NAV per share metric, however, for comparability purposes, the above amount reflects SWK’s book value per share calculated as total stockholders' equity divided by total issued and outstanding shares as of September 30, 2025.

Risks Relating to the Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. RWAY Stockholders and SWK Stockholders should carefully consider these risks before deciding how to vote on the Merger Proposal to be voted on at the SWK Special Meeting.

•
Most RWAY Stockholders and SWK Stockholders will experience a reduction in percentage ownership and voting power in the Combined Company as a result of the Mergers.
•
RWAY may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
•
The announcement and pendency of the Mergers could adversely affect both RWAY’s and SWK’s business, financial results and operations.
•
If the Mergers do not close, RWAY and SWK will not benefit from the expenses they have incurred in pursuit of the Mergers.
•
Termination of the Merger Agreement could negatively impact RWAY and SWK because (i) RWAY and SWK may have been negatively impacted by the failure to pursue other opportunities due to a focus on the Mergers, (ii) RWAY or SWK may not find a third party willing to consummate a transaction on the same or superior terms and any such transaction may not result in benefits comparable to those anticipated in connection with the Mergers and (iii) RWAY and SWK would not realize the benefits of the Mergers anticipated by the Adviser and SWK.

•
The Merger Agreement limits the ability of RWAY and SWK to pursue alternatives to the Mergers.
•
The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the businesses and operations of RWAY and SWK.
•
RWAY and SWK may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting SWK Stockholder approval.
•
RWAY and SWK will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.
•
Litigation filed against RWAY or SWK in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.
•
The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of RWAY and SWK or their affiliates, and the failure to obtain any required consents or waivers could adversely impact the Combined Company.
•
The shares of RWAY Common Stock to be received by SWK Stockholders as a result of the Mergers will have different rights associated with them than the shares of SWK Common Stock currently held by them (e.g., holders of at least 15% of the voting power of the outstanding capital stock of SWK may call a special meeting of stockholders, while the RWAY Bylaws provide that at least a majority of RWAY Stockholders are required to call a special meeting of stockholders). See the section entitled “Comparison of RWAY and SWK Stockholder Rights” for a more detailed description of these different rights.
•
SWK Stockholders may receive a form or combination of consideration different from what they elect.
•
The market price of RWAY Common Stock will continue to fluctuate after the Mergers.

See the section entitled “Risk Factors – Risks Relating to the Mergers” for a more detailed discussion of these risks.

Treatment of Equity Awards

Treatment of SWK Restricted Stock Awards

Each award of restricted SWK Common Stock granted under SWK’s 2010 Equity Incentive Plan, as amended (“SWK Restricted Stock Award”) that is outstanding and unvested as of the Effective Time will vest in full immediately prior to the Effective Time and each share of SWK Common Stock subject to an outstanding SWK Restricted Stock Award shall be accelerated and cancelled in exchange for the right to receive the Total Per Share Consideration, subject to applicable withholding.

Interests of the Directors and Executive Officers of SWK in the Mergers

Certain of SWK’s directors and executive officers may have financial interests in the Mergers that are different from, or in addition to, the interests of the SWK Stockholders generally. The SWK Board was aware of these potential interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), and to recommend that the SWK Stockholders adopt the Merger Agreement and approve the First Merger. These interests include the following, among others:

•
SWK’s directors and executive officers hold equity-based awards that will be afforded the treatment described above under “Treatment of Equity Awards”;
•
SWK’s executive officers are party to pre-existing employment agreements with SWK that were entered into in connection with each executive officer’s commencement of employment or promotion, as applicable, that provide for eligibility for severance payments and other benefits in the event of a termination of employment in certain circumstances in connection with a change in control of SWK (including the Mergers), as described in more detail in the section of this proxy statement/prospectus titled “The Mergers — Interests of the Directors and Executive Officers of SWK in the Mergers — Severance Entitlements”;
•
SWK’s directors and executive officers are entitled to continued indemnification and insurance coverage following the Mergers under the Merger Agreement, as described in more detail in the section of this proxy statement/prospectus entitled “Description of The Merger Agreement – Indemnification.”

The interests of SWK’s directors and executive officers are described in more detail in the section entitled “The Mergers — Interests of the Directors and Executive Officers of SWK in the Mergers” of this proxy statement/prospectus.

U.S. Federal Income Tax Consequences of the Mergers

U.S. holders of SWK Common Stock will be treated as having sold their SWK Common Stock in a taxable sale and will generally recognize gain or loss equal to the difference between the fair market value of the RWAY Common Stock and cash received (including such holder’s share of the Aggregate Cash Consideration) and the basis in his or her SWK Common Stock. This gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares of SWK Common Stock is greater than one year. The deductibility of capital losses is subject to limitations.

Special Meeting of SWK Stockholders

SWK plans to hold the SWK Special Meeting virtually on [•], 2025, at [•], Central Time, at the following website www.[•].com. At the SWK Special Meeting, SWK Stockholders will be asked to approve the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

A SWK Stockholder can vote at the SWK Special Meeting if such stockholder owned shares of SWK Common Stock at the close of business on the SWK Record Date. As of that date, there were [•] shares of SWK Common Stock issued and outstanding and entitled to vote. Approximately [•] of such total outstanding shares, or approximately [•]%, were owned beneficially or of record by directors and executive officers of SWK.

After careful consideration, the SWK Board unanimously approved the Merger Agreement, determined the Merger Agreement and the other transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable and unanimously recommends that SWK Stockholders vote “FOR” the Merger Proposal, Compensation Proposal and the Adjournment Proposal.

Vote Required — SWK

Each share of SWK Common Stock held by a holder of record as of the SWK Record Date (i.e., [•], 2025) has one vote on each matter to be considered at the SWK Special Meeting or any adjournment or postponement thereof.

The Merger Proposal

The affirmative vote of the holders of SWK Common Stock representing a majority of outstanding shares of SWK Common Stock entitled to vote at the SWK Special Meeting is required to approve the Merger Proposal.

Abstentions will be treated as present for quorum purposes and will have the same effect as a vote “AGAINST” the Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of the SWK Common Stock will be voted “FOR” the Merger Proposal.

The Compensation Proposal

The affirmative vote of the holders of SWK Common Stock representing a majority of all votes properly cast at the SWK Special Meeting is required to approve the Compensation Proposal.

Abstentions will have no effect on the voting outcome of the Compensation Proposal, although abstentions will be treated as shares present for quorum purposes. If the enclosed proxy card is signed and returned without any directions given, the shares of the SWK Common Stock will be voted “FOR” the Compensation Proposal.

The Adjournment Proposal

The affirmative vote of the holders of SWK Common Stock representing a majority of all the votes properly cast at the SWK Special Meeting is required to approve the Adjournment Proposal.

Abstentions will have no effect on the voting outcome of the Adjournment Proposal, although abstentions will be treated as shares present for quorum purposes. If the enclosed proxy card is signed and returned without any directions given, the shares of the SWK Common Stock will be voted “FOR” the Adjournment Proposal.

Voting of Key Stockholder

As of the SWK Record Date, Double Black Diamond Offshore, Ltd. (as defined below) is entitled to vote approximately [•] shares of SWK Common Stock, or approximately [•]% of total shares outstanding on that date.

RWAY, Double Black Diamond Offshore, Ltd. and Black Diamond Offshore, Ltd. have entered into the Key Stockholder Agreement (as defined below). See the section entitled “Description of Key Stockholder Agreement” for a description of this agreement.

Completion of the Mergers

As more fully described elsewhere in this proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see the section entitled “Description of the Merger Agreement – Conditions to Closing the Mergers.” While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, RWAY and SWK are working to complete the Mergers in the fourth quarter of 2025 or the first quarter of 2026. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approval at the SWK Special Meeting and the satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Termination of the Merger

The Merger Agreement contains certain termination rights for RWAY and SWK, as discussed below in the section entitled “Description of the Merger Agreement – Termination of the Merger Agreement.”

Management of the Combined Company

Subject to applicable law, the directors of RWAY immediately prior to the Mergers will remain the directors of RWAY and will hold office until their respective successors are duly elected and qualify, or their earlier death or incapacity, resignation or removal. Following the Mergers, the Adviser will continue to be the investment adviser to RWAY.

Board Recommendation; Reasons for the Mergers

RWAY

The RWAY Board consulted with its legal and other advisors, as well as RWAY management, and considered numerous factors, and the RWAY Board unanimously determined that the Mergers are in the best interests of RWAY and the RWAY Stockholders.

The RWAY Board, with the assistance of their legal advisors, weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on RWAY and RWAY Stockholders and with respect to the potential benefits that could be experienced by the Combined Company after the Mergers. Some of the material factors considered by the RWAY Board in concluding that the Mergers are in the best interests of RWAY and RWAY Stockholders included, among others:

•
the expected increased scale and diversification of the Combined Company;
•
the acquisition of a diversified portfolio of assets in an industry sector that the company knows well;
•
the greater scale of the Combined Company and portfolio diversification could allow for improved access to debt markets and the ability to obtain better borrowing terms over time;
•
the potential for pro-forma cost reductions due to the elimination of duplicative operating expenses after closing;
•
the expectation that the Mergers would be accretive to RWAY’s Net investment income (“NII”);
•
similarities in the investment strategies and risks of RWAY and SWK with respect to investments in the healthcare and life sciences sector; and
•
potential for greater number of potential opportunities to evaluate.

Some of the material risks considered by the RWAY Board in concluding that the Mergers are in the best interests of RWAY and RWAY Stockholders included, among others:

•
the risk the Mergers may fail to close;
•
the risk that the attention of management may be diverted during the period prior to the Mergers;
•
the risk that the Mergers may impose restrictions on the conduct of RWAY’s business;
•
the risk that, if the Mergers failed to close, RWAY would be responsible for a proportion of the fees and expenses incurred in pursuit of the Mergers; and
•
the risk of litigation related to the Mergers.

For a further discussion of the material factors considered by the RWAY Board see the section entitled “The Mergers – Board Recommendation; Reasons for the Mergers – RWAY Reasons for the Mergers.”

SWK

The SWK Board consulted with its legal and other advisors, as well as SWK management, and considered numerous factors, and the SWK Board unanimously determined that the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable, fair to and in the best interests of SWK and SWK Stockholders.

The SWK Board, with the assistance of its legal and financial advisors, weighed various benefits and risks in considering the First Merger, both with respect to the immediate effects of the First Merger on SWK and SWK Stockholders and with respect to the potential benefits that could be experienced by the Combined Company after the First Merger. For the material factors (both positive and negative) considered by the SWK Board in concluding that the transactions contemplated by the Merger Agreement (other than the Second Merger, the Third Merger and the Alternative Structure) are in the best interests of SWK and SWK Stockholders, see the section entitled “The Mergers – SWK Board Recommendation; SWK Reasons for the Merger.”

The SWK Board has unanimously approved the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), determined the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) advisable and directed that such matters be submitted to SWK Stockholders for approval. After careful consideration the SWK Board unanimously approved the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), determined the Merger Agreement and the other transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable and unanimously recommends that SWK Stockholders vote “FOR” each of the Proposals.

Stockholders Will Have Appraisal Rights

Subject to the closing of the First Merger, SWK Stockholders who do not vote in favor of the Merger Proposal and otherwise comply with the procedures and satisfy the conditions set forth in Section 262 of the DGCL are entitled to appraisal rights under Section 262 of the DGCL. Failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of appraisal rights. See the section entitled “The Mergers — Appraisal Rights” of this proxy statement/prospectus.

RISK FACTORS

In addition to the other information included in this document, SWK Stockholders should carefully consider the risks described below in determining whether to approve the Merger Proposal. The information in “Item 1A. Risk Factors” in Part I of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024, in “Item 1A. Risk Factors” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended March 31, 2025, in “Item 1A. Risk Factors” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended June 30, 2025, and in “Item 1A. Risk Factors” in Part II of RWAY's Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended September 30, 2025 is incorporated herein by reference for general risks related to RWAY. The information in “Item 1A. Risk Factors” in Part I of SWK’s Annual Report on Form 10-K (file no. 001-39184) for the fiscal year ended December 31, 2024, in “Item 1A. Risk Factors” in Part II of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended March 31, 2025, in “Item 1A. Risk Factors” in Part II of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended June 30, 2025 and in “Item 1A. Risk Factors” in Part II of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended September 30, 2025 is incorporated herein by reference for general risks related to SWK. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of RWAY and SWK and, following the Mergers, the Combined Company, and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks RWAY and SWK and, following the Mergers, the Combined Company, face, and there may be additional risks that RWAY and SWK do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time, and RWAY and SWK cannot predict such risks or estimate the extent to which they may affect the business or financial performance of RWAY and SWK and, following the Mergers, the Combined Company. See the sections entitled “Incorporation by Reference for RWAY,” “Incorporation by Reference for SWK” and “Where You Can Find More Information” in this proxy statement/prospectus.

Risks Relating to the Mergers

Most RWAY Stockholders and SWK Stockholders will experience a reduction in percentage ownership and voting power in the Combined Company as a result of the Mergers.

RWAY Stockholders will experience a reduction in their percentage ownership interests and effective voting power in respect of the Combined Company relative to their percentage ownership interests in RWAY prior to the Mergers unless they hold a comparable or greater percentage ownership in SWK. Consequently, RWAY Stockholders should generally expect to exercise less influence over the management and policies of the Combined Company following the Mergers than they currently exercise over the management and policies of RWAY.

SWK Stockholders will experience a reduction in their percentage ownership interests and effective voting power in respect of the Combined Company relative to their percentage ownership interests in SWK prior to the Mergers unless they hold a comparable or greater percentage ownership in RWAY. Consequently, SWK Stockholders should generally expect to exercise less influence over the management and policies of the Combined Company following the Mergers than they currently exercise over the management and policies of SWK.

In addition, prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement and certain restrictions under the 1940 Act for issuances at prices below the then-current NAV per share of RWAY Common Stock and SWK Common Stock, RWAY and SWK may issue additional shares of RWAY Common Stock and SWK Common Stock, respectively, which would further reduce the percentage ownership of the Combined Company to be held by current RWAY Stockholders and SWK Stockholders.

RWAY may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of SWK’s investment portfolio with RWAY’s investment portfolio, and the integration of SWK’s business with RWAY’s business. Though the Adviser believes it can integrate RWAY and SWK given the significant overlap in their respective investment portfolios, operations and governance structure, there can be no assurance that SWK’s investment portfolio or business can be operated profitably or integrated successfully into RWAY’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the Combined Company, and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of SWK’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the Combined Company.

RWAY also expects to achieve certain synergies and cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of these synergies and potential cost savings could ultimately be incorrect. The cost savings estimates also assume that RWAY will be able to combine its operations and SWK’s operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect, or if RWAY is not able to successfully combine SWK’s investment portfolio or business with its operations, the anticipated synergies and cost savings may not be fully realized (or realized at all) or may take longer to realize than expected.

The announcement and pendency of the Mergers could adversely affect both RWAY’s and SWK’s businesses, financial results and operations.

The announcement and pendency of the Mergers could cause disruptions in, and create uncertainty surrounding, both RWAY’s and SWK’s businesses, including affecting relationships with existing and future borrowers, which could have a significant negative impact on future revenues and results of operations, regardless of whether the Mergers are completed. In addition, RWAY and SWK have diverted, and will continue to divert, management resources towards the completion of the Mergers, which could have a negative impact on their future revenues and results of operations.

RWAY and SWK are also subject to the restrictions on the conduct of each of their businesses prior to the completion of the Mergers set forth in the Merger Agreement. Generally, these restrictions will require RWAY and SWK to conduct their businesses only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on their ability to make certain investments and acquisitions, sell, transfer or dispose of their assets, amend their organizational documents and enter into or modify certain material contracts. These restrictions could prevent RWAY or SWK from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on their future investment income and results of operations.

If the Mergers do not close, SWK will not benefit from the expenses they have incurred in pursuit of the Mergers.

The Mergers may not be completed. If the Mergers are not completed, SWK will have incurred substantial expenses for which no ultimate benefit will have been received. SWK has incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. Under the terms of the Merger Agreement, such expenses incurred in connection with the Mergers will be taken into account in the calculation of the Closing SWK Net Asset Value.

The termination of the Merger Agreement could negatively impact SWK.

If the Merger Agreement is terminated, there may be various consequences, including:

•
the businesses of SWK may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;
•
SWK may not be able to find a party willing to pay an equivalent or more attractive price than the price RWAY agreed to pay in the Mergers; and
•
SWK would not realize the anticipated benefits of the Mergers described in the section entitled “The Mergers – Board Recommendation; Reasons for the Mergers – SWK Reasons for the Mergers.”

The Merger Agreement limits the ability of SWK to pursue alternatives to the Mergers.

The Merger Agreement includes restrictions on the ability of SWK to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement – Other Covenants”), which could have the effect of discouraging such proposals from being made or pursued.

The Mergers are subject to closing conditions, including approval by SWK Stockholders, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of RWAY and SWK.

The Mergers are subject to closing conditions, including approval of SWK Stockholders that, if not satisfied or (to the extent legally allowed) waived, will prevent the Mergers from being completed. The closing condition that SWK Stockholders approve the Merger Proposal may not be waived under applicable law and must be satisfied for the Mergers to be completed. If SWK Stockholders do not approve the Merger Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on SWK’s businesses and operations. Likewise, if SWK Stockholders do not approve the Merger Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on RWAY’s businesses and operations. In addition to the required approvals of SWK Stockholders, the Mergers are subject to a number of other conditions beyond the control of RWAY and SWK that may prevent, delay or otherwise materially adversely affect completion of the Mergers. RWAY and SWK cannot predict whether and when these other conditions will be satisfied. The failure to complete the Mergers would result in RWAY and SWK, and RWAY Stockholders and SWK Stockholders, failing to realize the anticipated benefits of the Mergers described in the section entitled “The Mergers – Board Recommendation; Reasons for the Mergers – SWK Reasons for the Mergers.”

RWAY and SWK may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting stockholder approval.

Certain conditions to RWAY’s and SWK’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require resolicitation of stockholders, RWAY and SWK will each have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the approval of SWK Stockholders, however, cannot be waived.

RWAY and SWK will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on RWAY or SWK and, consequently, on the Combined Company following completion of the Mergers. These uncertainties may cause those that deal with RWAY or SWK to seek to change their existing business relationships with them. In addition, the Merger Agreement restricts RWAY and SWK from taking actions that each might otherwise consider to be in its best interest. These restrictions may prevent RWAY or SWK from pursuing certain business operations that may arise prior to the completion of the Mergers.

Litigation filed against RWAY or SWK in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.

From time to time, RWAY and SWK may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Mergers. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of RWAY, SWK or the Combined Company following the Mergers or could prevent the Mergers from being completed.

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of RWAY and SWK or their affiliates, and the failure to obtain any required consents or waivers could adversely impact the Combined Company.

Certain agreements of RWAY, SWK or their respective affiliates may require by their terms the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or RWAY’s and SWK’s obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, RWAY may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. RWAY and SWK cannot assure you that RWAY will be able to replace or amend any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the Combined Company following the Mergers, including preventing RWAY from operating a material part of SWK’s business.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of RWAY and SWK. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the Combined Company following completion of the Mergers.

The shares of RWAY Common Stock to be received by SWK Stockholders as a result of the Mergers will have different rights associated with them than the shares of SWK Common Stock currently held by them.

The rights associated with SWK Common Stock are different from the rights associated with RWAY Common Stock. See the section entitled “Comparison of RWAY and SWK Stockholder Rights.”

RWAY has operated and continues to operate so as to maintain its election to be taxed as a RIC under Subchapter M of the Code. If RWAY meets source of income, quarterly asset diversification, and distribution requirements, it generally will not be subject to corporate-level income taxation on income it timely distributes, or is deemed to distribute, to its stockholders as distributions. RWAY would cease to qualify for such tax treatment if it were unable to comply with these requirements. In addition, RWAY may have difficulty meeting the requirement to make distributions to RWAY’s stockholders because in certain cases RWAY may recognize income before or without receiving cash representing such income. If RWAY fails to qualify as a RIC, it will have to pay corporate-level taxes on all of its income whether or not it distributes it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of its distributions to RWAY’s Stockholders.

SWK Stockholders may receive a form or combination of consideration different from what they elect.

Each holder of SWK Common Stock is entitled to make an election (an “Election”) to receive, with respect to all or any portion of such shares held by such holder, the Per Share Cash Consideration. With respect to each share held by a record holder of shares of SWK Common Stock with respect to which such holder does not make an Election, such holder will receive the Per Share Stock Consideration; provided, that with respect to any record holder of shares of SWK Common Stock who at the record date who does not make an Election with respect to any shares held by such holder (such holder, a “Non-Election Holder”), such holder will have been deemed to have made an Election with respect to a percentage of the total shares of SWK Common Stock held by such Non-Election Holder equal to a number, the numerator of which will be the Aggregate Cash Consideration (as defined and calculated in accordance with the Merger Agreement), and the denominator of which will be the Closing SWK Net Asset Value.

If, after giving effect to the Elections, the aggregate number of shares of RWAY Common Stock to be issued by RWAY in the First Merger (the “Proposed Aggregate Stock Issuance Amount”) exceeds the Total Stock Consideration (as defined and calculated in accordance with the Merger Agreement), then the number of non-electing shares will be reduced (without any action on the part of any holder of SWK Common Stock) by converting non-electing shares into electing shares until the Proposed Aggregate Stock Issuance Amount is equal to the Total Stock Consideration (determined on a whole-share basis). Any such reduction in the number of non-electing shares shall be applied among all stockholders, pro rata based on the aggregate number of non-electing shares held by each such stockholder in proportion to the total number of non-electing shares.

If, after giving effect to the Elections, the aggregate amount of cash (excluding, for the avoidance of doubt, cash in lieu of fractional shares) to be issued by RWAY in the First Merger (excluding, for the avoidance of doubt, the Guaranteed Cash Payment (the “Proposed Cash Consideration”) exceeds the Aggregate Cash Consideration, then the number of electing shares shall be reduced (without any action on the part of any holder of SWK Common Stock) by converting electing shares into non-electing shares until the Proposed Cash Consideration is equal to the Aggregate Cash Consideration (determined on a whole-share basis). Any such reduction in the number of electing shares shall be applied among all stockholders, pro rata based on the aggregate number of electing shares held by each such stockholder in proportion to the total number of electing shares.

The market price of RWAY Common Stock will continue to fluctuate after the Mergers.

Upon completion of the Mergers and subject to such SWK Stockholder’s election, SWK Stockholders will become holders of RWAY Common Stock. The market price of the common stock of the Combined Company may continue to fluctuate, potentially significantly, following completion of the Mergers, including for the reasons described above. As a result, former SWK Stockholders could lose some or all of the value of their investment in RWAY Common Stock. In addition, any significant price or volume fluctuations in the stock market generally could have a material adverse effect on the market for, or liquidity of, the RWAY Common Stock received in the mergers, regardless of the Combined Company’s actual operating performance.

COMPARATIVE FEES AND EXPENSES

The following table is intended to assist SWK Stockholders in understanding the costs and expenses that an investor in shares of RWAY Common Stock or SWK Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the Combined Company in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “RWAY” or “SWK,” stockholders will indirectly bear such fees or expenses as investors in RWAY or SWK, as applicable. The table below is based on information as of September 30, 2025 for each party (except as noted below), annualized for a full year, and includes expenses of the applicable consolidated subsidiaries.

	Actual		Pro Forma
	RWAY (acquiring company)	SWK (target company)	RWAY (Combined Company)
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	-%	-%	-%	(1)
Offering expenses (as a percentage of offering price)	-%	-%	-%	(2)
Dividend reinvestment plan expenses	-%	-%	-%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	-%	-%	-%

Annual expenses (as a percentage of net assets attributable to common stock)*:
Management Fee payable under the RWAY Investment Advisory Agreement	3.11%	-%	3.39%	(4)
Incentive Fee payable under the RWAY Investment Advisory Agreement	2.59%	-%	2.81%	(5)
Interest payments and fees paid on borrowed funds	8.69%	1.78%	9.07%	(6)
Other expenses	1.68%	8.57%	1.58%	(7)
Total annual expenses	16.07%	10.35%	16.86%

* These percentages are expressed as a percentage of net assets attributable to common stock. As a result, the ratios will appear higher for a highly leveraged entity. Therefore, we are also providing each percentage expressed as a percentage of gross assets as of September 30, 2025 in the respective footnote. Total annual expenses expressed as a percentage of gross assets are 8.11% for RWAY, 9.14% for SWK, and 7.73% for the Combined Company on a pro forma basis.

(1)
In the event that any shares of RWAY Common Stock or SWK Common Stock are sold to or through underwriters, a related party prospectus supplement will disclose the applicable sales load.
(2)
The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses, the offering price and estimated amount of offering expenses borne by RWAY and SWK, respectively, as a percentage of the offering price.
(3)
For RWAY, any estimated expenses associated with the respective dividend reinvestment plans are included in “Other expenses.” SWK does not have a dividend reinvestment plan.
(4)
For RWAY, the base management fee is calculated at an annual rate of 1.50% on RWAY's gross assets, which, for purposes of the RWAY Investment Advisory Agreement, is defined as RWAY’s average daily gross assets, including assets purchased with borrower funds or other forms of leverage (“Gross Assets”). The base management fee referenced in the “Actual” column is based on the Gross Assets as of September 30, 2025, as RWAY expects these amounts to more accurately reflect the base management fees on a go-forward basis as compared against the actual amounts incurred for the nine months ended September 30, 2025. This same ratio is 1.57% when expressed as a percentage of RWAY's gross assets as of September 30, 2025.

The pro forma base management fee is calculated at an annual rate of 1.50% of the gross assets of the Combined Company, assumed to be a combined amount of RWAY’s actual gross assets as of September 30, 2025 and the resulting additional SWK gross assets to be integrated into RWAY as a result of the Mergers. SWK’s Gross Assets included a fair value adjustment to SWK’s investment as of September 30, 2025 to align to Accounting Standards Certification Topic 946 – Financial Services – Investment Companies (“ASC 946”). The fair value adjustment is based on a preliminary valuation estimate prepared by independent third party valuation specialists as of September 30, 2025. This same ratio is 1.56% when expressed as a percentage of the Combined Company's gross assets as of September 30, 2025.

(5)
The incentive fee, which provides the Adviser with a share of the income that Adviser generates for RWAY, consists of two components: (i) an Income Incentive Fee and (ii) a Capital Gains Fee.

Under the Income Incentive Fee, RWAY pays the Adviser an incentive fee with respect to RWAY’s NII prior to calculating the incentive fee (“Pre-Incentive Fee NII”). Pre-Incentive Fee NII, expressed as a rate of return on the value of RWAY’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). RWAY pays the Adviser an Income Incentive Fee with respect to RWAY’s Pre-Incentive Fee NII in each calendar quarter as follows: (i) no Income Incentive Fee in any calendar quarter in which our Pre-Incentive Fee NII does not exceed the hurdle rate of 2.0%; (ii) 80% of our Pre-Incentive Fee NII with respect to that portion of such Pre-Incentive Fee NII, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of our Pre-Incentive Fee NII that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide the Adviser with 20.0% of our Pre-Incentive Fee NII as if a hurdle did not apply if our Pre-Incentive Fee NII exceeds 2.667% in any calendar quarter (10.668% annualized)); and (iii) 20.0% of the amount of our Pre-Incentive Fee NII, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee NII thereafter is allocated to the Adviser). The incentive fee referenced in the “Actual” column is based on annualized amounts of the Income Incentive Fee on Pre-Incentive Fee NII incurred during the three months ended September 30, 2025, adjusted for the non-recurring income related to prepayments. RWAY experienced higher levels of prepayments during the three months ended September 30, 2025, which does not accurately reflect the incentive fees on a go-forward basis. Accordingly, the adjustment was made to more appropriately reflect expected incentive fees on a go-forward basis. This same ratio is 1.31% when expressed as a percentage of RWAY's gross assets as of September 30, 2025.

The pro forma incentive fee has been calculated in accordance with the terms of the RWAY Investment Advisory Agreement as described above. The “Pro Forma” column incorporates SWK’s estimated incentive fee based on income earned for the three months ended September 30, 2025. This same ratio is 1.29% when expressed as a percentage of the Combined Company's gross assets as of September 30, 2025.

Under the Capital Gains Fee, RWAY pays the Adviser, as of the end of each calendar year, 20.0% of RWAY’s aggregate cumulative realized capital gains, if any, from the date of our election to be regulated as a BDC through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For the foregoing purpose, the RWAY’s “aggregate cumulative realized capital gains” will not include any unrealized gains. If such amount is negative, then no Capital Gains Fee will be payable for such year. The figures above for both “Actual” and “Pro Forma” columns do not include a Capital Gains Fee.

(6)
For RWAY, “Interest payments and fees on borrowed funds” is computed by annualizing the interest and financings cost for the three months ended September 30, 2025, on an annualized basis, as RWAY expects these amounts to more accurately reflect the expenses on a go-forward basis. This same ratio is 4.39% when expressed as a percentage of RWAY's gross assets as of September 30, 2025.

For SWK, “Interest payments and fees on borrowed funds” is computed by annualizing the interest and financings cost for the three months ended September 30, 2025 to more accurately reflect the expense on a go-forward basis as compared against the actual amounts incurred for the nine months ended September 30, 2025. This same ratio is 1.57% when expressed as a percentage of SWK's gross assets as of September 30, 2025.

The pro forma “Interest payments and fees on borrowed funds” represents an estimate of RWAY’s annualized interest expense based on outstanding borrowings under the Credit Agreement, the 2026 Notes, the 2027 Notes, and the 2028 Notes. Borrowings under the Credit Agreement reflect the outstanding balance as of September 30, 2025, and assume an incremental drawdown of approximately $204.9 million on September 30, 2025, utilizing the applicable interest rates and unused fees in effect as of that date. The incremental borrowings are assumed to fund the cash portion of the purchase price, related transaction expenses, and the prepayment of SWK’s unsecured notes. In addition, the estimate assumes the repayment at maturity of the April 2026 Notes in the principal amount of $25.0 million, bearing an interest rate of 8.54%, and the simultaneous drawdown under the Credit Agreement in order to repay the April 2026 Notes. The pro forma “Interest payments and fees on borrowed funds” ratio is 4.16% when expressed as a percentage of the Combined Company's gross assets as of September 30, 2025.

(7)
For RWAY, “Other expenses” largely includes RWAY’s legal and professional expenses, excise tax expense, and overhead expenses and other payments under the RWAY Investment Advisory Agreement. The percentage reflected in the “Actual” column reflects actual amounts incurred during the three months ended September 30, 2025, on an annualized basis, as RWAY expects these amounts to more accurately reflect the expenses on a go-forward basis. This same ratio is 0.85% when expressed as a percentage of RWAY's gross assets as of September 30, 2025.

For SWK, “Other expenses” largely includes general and administrative expenses, which consists primarily of compensation, legal and professional expenses, income tax expenses, and corporate governance expenses. The percentage reflected in the “Actual” column reflects actual amounts incurred during the three months ended September 30, 2025, on an annualized basis. This same ratio is 7.56% when expressed as a percentage of SWK's gross assets as of September 30, 2025.

The pro forma column assumes the sum of amounts estimated for RWAY above and an estimate of incremental expenses expected to be incurred as a result of the increase in the combined entity asset size following the Mergers, while also accounting for efficiencies and a reduction to overall income tax expense, as described below. For U.S. federal income tax purposes, RWAY qualifies as an investment company and has elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986. Conversely, SWK operates as a taxable C corporation subject to U.S. federal and state corporate income taxes. As such, SWK’s tax expense incurred in 2025 is not indicative of taxes expected to be incurred on a go-forward basis following the completion of the Mergers. For reference, RWAY’s tax expense as a percentage of total operating expenses for the year ended December 31, 2024, was approximately 0.48%, while SWK’s was approximately 24%. “Other expenses” on a pro forma basis when expressed as a percentage of the Combined Company's gross assets as of September 30, 2025 are 0.72%.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in RWAY, SWK or the Combined Company’s common shares following completion of the Mergers on a pro forma basis. In calculating the following expense amounts, each of RWAY and SWK has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma Combined Company following the Mergers assume that the Mergers closed on September 30, 2025, and that the leverage and operating expenses of RWAY and SWK remain at the levels set forth in the tables above. Estimated transaction expenses related to the Mergers are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
RWAY, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$135	$371	$569	$934
SWK, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$104	$294	$465	$818
RWAY, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$145	$395	$599	$963
SWK, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$104	$294	$465	$818
Pro forma Combined Company following the Mergers You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$140	$384	$586	$951
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$150	$408	$616	$978

While the example assumes a 5% annual return, as required by the SEC, performance of RWAY, SWK and the Combined Company will vary and may result in a return greater or less than 5%. The incentive fee under the RWAY Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above in the example where there is no return from net realized capital gains, and therefore is not reflected in such calculations. Under the RWAY Investment Advisory Agreement, no incentive fee would be payable if RWAY or the Combined Company, as applicable, has a 5% annual return with no capital gains, however, there would be incentive fees payable in the examples where the entire return is derived from realized capital gains. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, returns to investors and expenses would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the distribution reinvestment plan may occur at a price per share that differs from NAV.

The example and the expenses in the table above should not be considered a representation of RWAY’s or SWK’s or, following the completion of the Mergers, the Combined Company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to RWAY, SWK or, following the Mergers, the Combined Company, regarding future events or the future performance or future financial condition of RWAY, SWK or, following the Mergers, the Combined Company. The forward-looking statements may include statements as to: future operating results of RWAY, SWK or, following the Mergers, the Combined Company, and NII projections; business prospects of RWAY, SWK or, following the Mergers, the Combined Company, and the prospects of their portfolio companies; and the impact of the investments that RWAY, SWK or, following the Mergers, the Combined Company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:

•
the ability of the parties to consummate the Mergers on the expected timeline, or at all;
•
the expected synergies and savings associated with the Mergers;
•
the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers;
•
the percentage of SWK Stockholders voting in favor of the Merger Proposal submitted for their approval;
•
the possibility that competing offers or acquisition proposals will be made;
•
the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;
•
risks related to diverting management’s attention from ongoing business operations;
•
the Combined Company’s plans, expectations, objectives and intentions, as a result of the Mergers;
•
any potential termination of the Merger Agreement;
•
the future operating results and NII projections of RWAY, SWK or, following the Mergers, the Combined Company;
•
the ability of the Adviser to implement its future plans with respect to the Combined Company;
•
the ability of the Adviser and its affiliates to attract and retain highly talented professionals;
•
the business prospects of RWAY, SWK or, following the Mergers, the Combined Company, and the prospects of their portfolio companies;
•
the impact of the investments that RWAY, SWK or, following the Mergers, the Combined Company expect to make;
•
the ability of the portfolio companies of RWAY, SWK or, following the Mergers, the Combined Company to achieve their objectives;
•
the expected financings and investments and additional leverage that RWAY, SWK or, following the Mergers, the Combined Company may seek to incur in the future;
•
the adequacy of the cash resources and working capital of RWAY, SWK or, following the Mergers, the Combined Company;
•
the timing of cash flows, if any, from the operations of the portfolio companies of RWAY, SWK or, following the Mergers, the Combined Company; and
•
the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024, in “Item 1A. Risk Factors” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended March 31, 2025, in “Item 1A. Risk Factors” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended June 30, 2025, and in “Item 1A. Risk Factors” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended September 30, 2025 for RWAY and in “Item 1A. Risk Factors” in Part I of SWK’s Annual Report on Form 10-K (file no. 001-39184) for the fiscal year ended December 31, 2024, in “Item 1A. Risk Factors” in Part II of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended March 31, 2025, in “Item 1A. Risk Factors” in Part II of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended June 30, 2025 and in “Item 1A. Risk Factors” in Part II of SWK’s Quarterly Report on Form 10-Q (file no.

001-39184) for the quarter ended September 30, 2025 for SWK, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this proxy statement/prospectus.

Other factors that could cause actual results to differ materially include:

•
changes or potential disruptions in the economy, financial markets, political environment or operations of RWAY, SWK or, following the Mergers, the Combined Company;
•
the impact of elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems and the risk of recession or a shutdown of government services;
•
risks associated with possible disruption in the operations of RWAY and SWK or the economy generally due to terrorism, war or other geopolitical conditions, including revolution or insurgency (such as those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict), natural disasters or pandemics;
•
future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in RWAY’s or SWK’s operating areas, particularly with respect to BDCs or RICs; and
•
other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of RWAY, SWK or, following the Mergers, the Combined Company.

RWAY and SWK have based the forward-looking statements included in this proxy statement/prospectus on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although RWAY and SWK undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that RWAY and SWK in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

CAPITALIZATION

The following table sets forth (1) RWAY’s and SWK’s actual capitalization as of September 30, 2025 and (2) RWAY’s pro forma capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with RWAY’s and SWK’s consolidated financial statements incorporated by reference herein.

	As of September 30, 2025
	(unaudited, dollar amounts in thousands, except share and per share data)
	Actual				Pro Forma
	RWAY	SWK		Pro Forma Adjustments(1)	RWAY
	(acquiring company)	(target company)			(Combined Company)
Cash and cash equivalents	$7,917	$10,206		$(1,465)	$16,658
Debt less unamortized debt issuance costs	443,506	31,921		172,818	648,245
Net assets	489,526	254,206		(183,620)	560,112
Total capitalization	$940,949	$296,333		$(12,267)	$1,225,015

Number of shares of common stock outstanding	36,134,037	12,095,906		5,651,371	41,785,408
NAV per common share	$13.55	$21.02	(2)		$13.40

(1)
See notes to pro forma consolidated financial statements for explanations of pro forma adjustments.
(2)
SWK does not disclose a NAV per share metric. However, for comparability purposes, the above amount reflects SWK’s book value per share, calculated as total stockholders’ equity divided by total issued and outstanding shares as of September 30, 2025.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements and explanatory notes illustrate the effect of the Mergers on RWAY’s financial position and results of operations based upon RWAY’s and SWK’s respective actual financial positions and results of operations under the asset acquisition method of accounting.

The unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses. The unaudited pro forma consolidated financial statements are derived from and should be read in conjunction with:

•
the accompanying notes to the unaudited pro forma consolidated financial statements contained herein;
•
the audited consolidated financial statements of RWAY, as of and for the year ended December 31, 2024 included in RWAY’s Annual Report on Form 10-K/A filed with the SEC on March 27, 2025;
•
the unaudited consolidated financial statements of RWAY, as of, and for the nine months ended September 30, 2025 included in RWAY’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2025;
•
the audited consolidated financial statements of SWK as of and for the year ended December 31, 2024 included in SWK’s Annual Report on Form 10-K filed with the SEC on March 20, 2025; and
•
the unaudited condensed consolidated financial statements of SWK as of and for the nine months ended September 30, 2025 included in SWK’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2025.

The unaudited pro forma financial statements consists of (i) an unaudited Pro Forma Consolidated Statement of Assets and Liabilities as of September 30, 2025 assuming the Mergers had been completed on September 30, 2025, and (ii) Pro Forma Consolidated Statements of Operations unaudited for the nine months ended September 30, 2025 and audited for the year ended December 31, 2024 assuming the Mergers had been completed on January 1, 2024.

The unaudited Pro Forma Consolidated Statement of Assets and Liabilities gives effect to that acquisition as if it had been consummated on September 30, 2025 and includes pro forma adjustments based on the preliminary valuation of certain tangible and intangible assets acquired and liabilities assumed, and consideration transferred. The unaudited Pro Forma Consolidated Statement of Assets and Liabilities combines the RWAY’s unaudited Consolidated Statement of Assets and Liabilities as of September 30, 2025 with SWK’s unaudited Condensed Consolidated Balance Sheet as of September 30, 2025.

The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2024 gives effect to the acquisition as if it had been consummated on January 1, 2024 and combines RWAY’s audited consolidated results for the twelve months ended December 31, 2024 with SWK’s audited consolidated results for the twelve months ended December 31, 2024. Similarly, the unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2025 gives effect to the acquisition as if it had been consummated on January 1, 2024 and combines RWAY’s unaudited consolidated results for the nine months ended September 30, 2025 with SWK’s unaudited consolidated results for the nine months ended September 30, 2025.

The unaudited pro forma consolidated financial statements are for illustrative purposes only and are subject to a number of uncertainties and assumptions as described in the accompanying notes. The unaudited pro forma consolidated financial statements should not be relied upon as an indication of the financial condition or the operating results that RWAY would have achieved had the acquisition occurred on the dates assumed, nor indicative of the financial condition or operating results of the merged company as of or for any future date or period. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma consolidated financial statements, the allocation of the pro forma purchase price reflected in the unaudited pro forma consolidated financial statements involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Mergers.

RUNWAY GROWTH FINANCE CORP.

Pro Forma Consolidated Statement of Assets and Liabilities

As of September 30, 2025

(Unaudited)

(In thousands)

	Actual	Actual							Pro Forma
	RWAY	SWK As Reclassified (Note 3)	Transaction Adjustments (Note 4)		Other Transaction Accounting Adjustments (Note 5)		Financing Adjustments (Note 6)		RWAY (Combined Company)
Assets
Investments at fair value:
Non-control/non-affiliate investments at fair value	$931,915	$253,270	$10,213	(4a)	$-		$-		$1,195,398
Affiliate investments at fair value	-	-	-		-		-		-
Control investments at fair value	14,049	-	-		-		-		14,049
Total investments at fair value	945,964	253,270	10,213		-		-		1,209,447
Cash and cash equivalents	7,917	10,206	(171,282)	(4b)	(1,465)	(5a)	171,282	(6a)	16,658
Interest and fees receivable	8,038	5,581	-		-		-		13,619
Other assets	1,427	20,305	(19,677)	(4c)	-		-		2,055
Total assets	963,346	289,362	(180,746)		(1,465)		171,282		1,241,779
Liabilities
Debt:
Credit facility	186,000	-	-		-		171,282	(6a)	357,282
2026 Notes	25,000	-	-		-		-		25,000
2027 Notes	132,250	-	-		-		-		132,250
2028 Notes	107,000	-	-		-		-		107,000
SWK Notes, net	-	31,921	1,536	(4d)	-		-		33,457
Unamortized deferred financing costs	(6,744)	-	-		-		-		(6,744)
Total debt, less unamortized deferred financing costs	443,506	31,921	1,536		-		171,282		648,245
Incentive fees payable	16,295	-	-		-		-		16,295
Interest payable	9,990	-	-		-		-		9,990
Foreign currency forward contracts	640	-	-		-		-		640
Accrued expenses and other liabilities	3,389	3,235	1,338	(4e)	(1,465)	(5a)	-		6,497
Total liabilities	473,820	35,156	2,874		(1,465)		171,282		681,667
Net assets
Common stock, par value	361	12	45	(4f)	-		-		418
Additional paid-in capital	545,504	4,417,730	(4,353,121)	(4f)	-		-		610,113
Accumulated undistributed (overdistributed) earnings	(56,339)	(4,163,536)	4,169,456	(4f)	-		-		(50,419)
Total net assets	$489,526	$254,206	$(183,620)		$-		$-		$560,112

See notes to pro forma consolidated financial statements.

RUNWAY GROWTH FINANCE CORP.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2025

(Unaudited)

(In thousands, except share and per share data)

	Actual	Actual									Pro Forma
	RWAY	SWK As Reclassified (Note 3)	Transaction Adjustments (Note 4)		Other Transaction Accounting Adjustments (Note 5)		Financing Adjustments (Note 6)		Autonomous Entity Adjustments (Note 7)		RWAY (Combined Company)
Investment income
From non-control/non-affiliate investments:
Interest income	$91,314	$30,077	$1,046	(4g)	$-		$-		$(2,543)	(7a)	$119,894
Payment-in-kind interest income	11,857	-	-		-		-		-		11,857
Dividend income	758	-	-		-		-		-		758
Fee income	1,946	-	-		-		-		-		1,946
From affiliate investments:
Interest income	646	-	-		-		-		-		646
Fee income	256	-	-		-		-		-		256
Other income	515	2,689	-		-		-		(2,269)	(7a)	935
Total investment income	107,292	32,766	1,046		-		-		(4,812)		136,292

Operating expenses
Management fees	11,916	-	3,144	(4h)	-		-		-		15,060
Incentive fees	11,527	-	2,263	(4i)	-		-		-		13,790
Interest and other debt financing expenses	32,681	3,464	(852)	(4j)	(368)	(5c)	7,751	(6b)	-		42,676
Professional fees	1,687	-	-		-		-		-		1,687
Administration agreement expenses	1,993	-	-		-		-		-		1,993
Insurance expense	479	-	-		-		-		-		479
Tax expense	810	4,220	(4,220)	(4k)	-		-		-		810
Other expenses	916	9,884	1,748	(4l)	(3,072)	(5b)	-		(3,122)	(7a)	6,354
Total operating expenses	62,009	17,568	2,083		(3,440)		7,751		(3,122)		82,849
Net investment income	45,283	15,198	(1,037)		3,440		(7,751)		(1,690)		53,443

Net realized and net change in unrealized gain (loss)
Net realized gain (loss):
Non-control/non-affiliate investments	(5,705)	(479)	-		-		-		(996)	(7a)	(7,180)
Affiliate investments	8,943	-	-		-		-		-		8,943
Net realized gain (loss) on investments	3,238	(479)	-		-		-		(996)		1,763
Net realized gain (loss) on forward contracts and foreign currency transactions	(23)	-	-		-		-		-		(23)
Net realized gain (loss)	3,215	(479)	-		-		-		(996)		1,740

Net change in unrealized gain (loss):
Non-control/non-affiliate investments	(11,677)	2,249	3,479	(4m)	-		-		-		(5,949)
Affiliate investments	(9,925)	-	-		-		-		-		(9,925)
Control investments	426	-	-		-		-		-		426
Net change in unrealized gain (loss) on investments	(21,176)	2,249	3,479		-		-		-		(15,448)
Net change in unrealized gain (loss) on forward contracts and foreign currency transactions	(640)	(113)	-		-		-		-		(753)
Net change in unrealized gain (loss)	(21,816)	2,136	3,479		-		-		-		(16,201)

Net realized and unrealized gain (loss)	(18,601)	1,657	3,479		-		-		(996)		(14,461)

Net increase (decrease) in net assets resulting from operations	$26,682	$16,855	$2,442		$3,440		$(7,751)		$(2,686)		$38,982
Net investment income per common share (basic and diluted)	$1.23										$1.26
Net increase (decrease) in net assets resulting from operations per common share (basic and diluted)	$0.72										$0.92
Weighted average shares outstanding (basic and diluted)	36,887,968										42,539,339

See notes to pro forma consolidated financial statements.

RUNWAY GROWTH FINANCE CORP.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2024

(Unaudited)

(In thousands, except share and per share data)

	Actual	Actual									Pro Forma
	RWAY	SWK As Reclassified (Note 3)	Transaction Adjustments (Note 4)		Other Transaction Accounting Adjustments (Note 5)		Financing Adjustments (Note 6)		Autonomous Entity Adjustments (Note 7)		RWAY (Combined Company)
Investment income
From non-control/non-affiliate investments:
Interest income	$127,045	$40,787	$1,395	(4g)	$-		$-		$(8,855)	(7a)	$160,372
Payment-in-kind interest income	12,088	-	-		-		-		-		12,088
Dividend income	318	-	-		-		-		-		318
Fee income	2,231	-	-		-		-		-		2,231
From affiliate investments:									-
Interest income	2,419	-	-		-		-		-		2,419
Other income	531	4,200	-		-		-		(3,647)	(7a)	1,084
Total investment income	144,632	44,987	1,395		-		-		(12,502)		178,512

Operating expenses
Management fees	15,694	-	4,192	(4h)	-		-		-		19,886
Incentive fees	14,579	-	2,739	(4i)	-		-		-		17,318
Interest and other debt financing expenses	44,226	4,685	(1,054)	(4j)	(657)	(5c)	11,726	(6b)	-		58,926
Professional fees	2,199	-	-		-		-		-		2,199
Administration agreement expenses	1,986	-	-		-		-		-		1,986
Insurance expense	829	-	-		-		-		-		829
Tax expense	392	4,884	(4,884)	(4k)	-		-		-		392
Other expenses	976	28,716	(12,606)	(4l)	(3,305)	(5b)	-		(7,365)	(7a)	6,416
Total operating expenses	80,881	38,285	(11,613)		(3,962)		11,726		(7,365)		107,952
Net investment income	63,751	6,702	13,008		3,962		(11,726)		(5,137)		70,560

Net realized and net change in unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	(2,939)	1,244	-		-		-		-		(1,695)
Net realized gain (loss) on investments, including U.S. Treasury Bills	(2,939)	1,244	-		-		-		-		(1,695)
Net change in unrealized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	(372)	4,901	4,525	(4m)	-		-		-		9,054
Net change in unrealized gain (loss) on affiliate investments	12,779	-	-		-		-		-		12,779
Net change in unrealized gain (loss) on control investments	390	-	-		-		-		-		390
Net change in unrealized gain (loss) on forward contracts and foreign currency transactions	-	641	-		-		-		-		641
	12,797	5,542	4,525		-		-		-		22,864
Net realized and unrealized gain (loss) on investments	9,858	6,786	4,525		-		-		-		21,169
Net increase (decrease) in net assets resulting from operations	$73,609	$13,488	$17,533		$3,962		$(11,726)		$(5,137)		$91,729
Net investment income per common share (basic and diluted)	$1.64										$1.59
Net increase (decrease) in net assets resulting from operations per common share (basic and diluted)	$1.89										$2.06
Weighted average shares outstanding (basic and diluted)	38,852,271										44,503,642

See notes to pro forma consolidated financial statements.

RUNWAY GROWTH FINANCE CORP.

Notes to Pro Forma Consolidated Financial Statements

Unaudited

Note 1 - Basis of Pro Forma Presentation

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The Mergers will be accounted for as an asset acquisition by RWAY under ASC 805-50, Business Combinations – Related Issues. In an asset acquisition, the total purchase cost is allocated to the individual assets acquired and liabilities assumed based on their relative fair values. This method does not result in goodwill. Further, because SWK does not meet the definition of a fund under Regulation S-X Rule 6-11, which provides relief from certain disclosure requirements for the acquisition of a fund, the unaudited pro forma consolidated financial statements are subject to the requirements of Rule 3-05 of Regulation S-X.

The actual consolidated financial statements of RWAY and SWK were prepared in accordance with U.S. GAAP and presented in thousands, except share and per share data. The unaudited pro forma consolidated financial statements have been derived from the actual consolidated financial statements of RWAY and SWK. Certain SWK audited and unaudited actual consolidated balances have been reclassified to conform to RWAY’s financial statement presentation. Refer to “Note 3 - Reclassification Adjustments” for a summary of these adjustments. The unaudited Pro Forma Consolidated Statement of Assets and Liabilities as of September 30, 2025, gives effect to the Mergers as if they had occurred on such date. The Pro Forma Consolidated Statements of Operations audited for the year ended December 31, 2024 and unaudited for the nine months ended September 30, 2025 give effect to the Mergers as if they had occurred on January 1, 2024.

The actual consolidated financial statements have been adjusted in the unaudited pro forma consolidated financial statements to give effect to pro forma events that are factually supportable, directly attributable to the Mergers, and expected to have a continuing impact on the consolidated results following the asset acquisition. These adjustments include the effects of conforming accounting policies. A significant accounting policy difference exists between the two entities, as SWK historically measured its loan investments at amortized cost, whereas RWAY, as an investment company, is required to report such loan investments at fair value in accordance with ASC 946, Financial Services—Investment Companies. Refer to “Note 4 - Transaction Adjustments” for the quantitative impact of these adjustments.

The actual Condensed Consolidated Statements of Income for the nine months ended September 30, 2025 and for the year ended December 31, 2024 of SWK include the results of its wholly-owned subsidiary, MOD3 Pharma Inc., and a majority of SWK’s royalty portfolio, which has since been sold and is not part of the Mergers. MOD3 Pharma Inc. was divested to AptarGroup, Inc. on July 15, 2025, and the majority of the royalty portfolio was sold to Soleus Capital on April 10, 2025. The accompanying pro forma consolidated financial statements incorporate “Autonomous Entity” adjustments to reflect these divestitures. Refer to “Note 7 - Autonomous Entity Adjustments” for more information.

In addition to the transaction accounting adjustments, as further described in “Note 4 - Transaction Adjustments,” which reflect RWAY’s asset acquisition accounting entries, the pro forma consolidated financial statements also include adjustments to reflect the effects of certain conditions upon which the closing of the Mergers is contingent. These “Other Transaction Adjustments” give effect to certain closing conditions which must occur in order for RWAY to remain in compliance with the RWAY Investment Advisory Agreement and regulatory requirements. Refer to “Note 5 - Other Transaction Adjustments” for more information regarding these adjustments.

In connection with the Mergers, a portion of the outstanding shares of SWK Common Stock will be exchanged for newly issued shares of RWAY Common Stock calculated as $75.5 million divided by the RWAY Per Share NAV calculated at Closing. The total purchase price consideration as reflected in “Estimated Consideration of the Mergers” within “Note 2 – Purchase Price Allocation” will be allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and would not give rise to goodwill. To the extent that the market price of RWAY’s Common Stock does not closely approximate RWAY Per Share NAV calculated at closing, the difference between the total purchase price consideration and the fair value of SWK’s net assets acquired will result in a purchase discount or premium (henceforth referred to as the “purchase discount (or premium)”). For purposes of the unaudited pro forma consolidated financial statements, a purchase discount is presumed. The purchase discount is allocated to the acquired assets and assumed liabilities of SWK based on its fair value as of Closing. Immediately following the Mergers, RWAY records its investments, including the acquired SWK investments, at their respective fair values and, as a result, the purchase discount allocated to the cost basis of the investments acquired from SWK would be recognized as unrealized gain on investments. The purchase discount allocated to the acquired SWK debt investments will accrete over the life of the loans through interest income with a corresponding reversal of the initial unrealized gain on investments on the acquired SWK loans through their ultimate disposition. The purchase discount allocated to the acquired SWK equity investments

(including royalties) will be recognized upon disposition. Assuming no subsequent change to the fair value of the acquired SWK equity investments and disposition of such investments are at fair value; a realized gain would be recognized with a corresponding reversal of the unrealized gain on investments upon disposition of such royalty and equity securities.

The pro forma adjustments represent management’s estimates based on information available as of the date of this proxy statement/prospectus and do not reflect possible adjustments related to integration activities that have yet to be determined or transaction or other costs following the Mergers that are not expected to have a continuing impact. No adjustments have been made to the unaudited pro forma consolidated financial statements to reflect potential synergies or cost savings that may result from the business combination.

The unaudited pro forma consolidated financial information should be read in conjunction with the actual consolidated financial statements, and related notes thereto, of RWAY and SWK for the periods presented. See “Index to Financial Statements.”

Note 2 - Purchase Price Allocation

Estimated Consideration of the Mergers

The following table summarizes the total purchase price consideration for the Mergers:

Purchase Price Consideration
(in thousands)
Cash purchase consideration
Cash purchase price	$164,591
Parent capital contribution	9,000
Severance expenses	1,220
Transaction expenses	5,471
Total cash purchase consideration	180,282
Equity consideration (1)	55,666
Total purchase price consideration	$235,948

(1)
Represents $75.5 million of newly issued shares of RWAY Common Stock at NAV. For purposes of the pro forma, RWAY Per Share NAV is calculated as of September 30, 2025 adjusted for estimated transaction expenses to arrive at an estimated RWAY Per Share NAV of $13.36. This results in 5,651,371 shares issued and a total equity value of $55.7 million based on a closing market price of $9.85 on November 14, 2025.

Purchase Price Allocation

The unaudited pro forma consolidated financial statements reflect accounting adjustments to give effect to the Mergers, including the total purchase price consideration for the Mergers. The total purchase price consideration is estimated based on provisional amounts and the associated purchase accounting adjustments reflected in “Note 4 - Transaction Adjustments” and “Note 5 - Other Transaction Adjustments.“” The allocation of the total purchase price consideration to the acquired net assets is based upon the preliminary fair value estimates of the acquired assets. Once the Mergers have been consummated, RWAY will complete a robust valuation exercise that leverages widely accepted income-based, market-based, and/or cost-based valuation methodologies. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma consolidated financial statements. While the unaudited pro forma adjustments are based upon available information and assumptions that RWAY believes are factually supportable, the purchase price adjustments relating to SWK’s and RWAY’s consolidated financial statements are preliminary and subject to change.

The following table summarizes the purchase price allocation, as if the Mergers had been completed on September 30, 2025:

(in thousands)	Estimated Fair Value
Assets
Cash and cash equivalents	$8,741
Interest and fees receivable	5,581
Investments at fair value	263,483
Other assets	628
Total assets	$278,433

Liabilities
SWK Notes, net	$33,457
Accrued expenses and other liabilities	3,108
Total liabilities	$36,565

Net assets acquired	$241,868

A day one unrealized gain of $5.9 million will be recognized for the difference by which the estimated fair value of net assets acquired will exceed total purchase price consideration. This unrealized gain will be allocated to the cost basis of the acquired investments based on their respective fair values. See below table for the calculation:

(in thousands)	Excess Of Acquired Net Assets Over Total Purchase Price Consideration
Fair value of net assets acquired	$241,868
Total purchase price consideration	235,948
Purchase discount (unrealized gain on investments)	$5,920

Note 3 - Reclassification Adjustments

During the preparation of the unaudited pro forma consolidated financial statements, management performed a preliminary analysis of SWK’s financial information to identify differences in presentation of SWK’s financial statement captions as compared to the presentation of those captions in RWAY’s financial statements. Reclassifications have been made to conform SWK’s actual consolidated financial information presentation to RWAY’s financial statement presentation.

a.
The table below summarizes the reclassification adjustments made to present the unaudited actual Condensed Consolidated Balance Sheet of SWK as of September 30, 2025 in conformity with the unaudited actual Consolidated Statement of Assets and Liabilities of RWAY as of September 30, 2025.

	Actual			Actual
(in thousands)	SWK As of September 30, 2025	Reclassification Adjustments		SWK As Reclassified
Assets
Cash and cash equivalents	$10,206	$-		$10,206
Interest and accounts receivable, net	5,581	(5,581)		-
Interest and fees receivable	-	5,581		5,581
Finance receivables, net	245,396	(245,396)	(i)	-
Marketable investments	275	(275)	(i)	-
Warrant assets	7,599	(7,599)	(i)	-
Non-control/non-affiliate investments at fair value	-	253,270		253,270
Other current assets	543	(543)	(ii)	-
Deferred tax asset, net	19,330	(19,330)	(ii)	-
Other non-current assets	432	(432)	(ii)	-
Other assets	-	20,305		20,305
Total assets	289,362	-		289,362

Liabilities
Unsecured senior notes, net	31,921	(31,921)		-
SWK Notes, net	-	31,921		31,921
Accounts payable and accrued liabilities	2,874	(2,874)	(iii)	-
Other non-current liabilities	361	(361)	(iii)	-
Accrued expenses and other liabilities	-	3,235		3,235
Total liabilities	35,156	-		35,156

Net assets
Common stock	12	(12)		-
Common stock, par value	-	12		12
Additional paid-in capital	4,417,730	-		4,417,730
Accumulated deficit	(4,163,536)	4,163,536		-
Accumulated undistributed (overdistributed) earnings	-	(4,163,536)		(4,163,536)
Total net assets	$254,206	$-		$254,206
(i)
SWK’s balances captioned as “Finance receivables, net,” “Marketable investments,” and “Warrant assets” are reclassified to RWAY’s “Non-control/non-affiliate investments at fair value” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these three SWK accounts.
(ii)
SWK’s balances captioned as “Other current assets,” “Deferred tax asset, net,” and “Other non-current assets” are reclassified to RWAY’s “Other assets” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these three SWK accounts.
(iii)
SWK’s balances captioned as “Accounts payable and accrued liabilities” and “Other non-current liabilities” are reclassified to RWAY’s “Accrued expenses and other liabilities” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these two SWK accounts.

b.
The tables below summarize the reclassification adjustments made to present SWK’s actual Condensed Consolidated Statement of Income in conformity with RWAY’s actual Consolidated Statement of Operations for the corresponding periods: (i) unaudited nine months ended September 30, 2025, and (ii) audited year ended December 31, 2024.

	Actual			Actual
(in thousands)	SWK Nine Months Ended September 30, 2025	Reclassification Adjustments		SWK As Reclassified
Revenues
Finance receivable interest income, including fees	$30,077	$(30,077)		$-
Interest income	-	30,077		30,077
Pharmaceutical development	2,155	(2,155)	(i)	-
Other	534	(534)	(i)	-
Other income	-	2,689		2,689
Total investment income	32,766	-		32,766

Expenses
Interest expense	3,464	(3,464)		-
Interest and other debt financing expenses	-	3,464		3,464
Provision (benefit) for credit losses	(1,635)	1,635	(ii)	-
Loss on impairment of intangibles assets	209	(209)	(ii)	-
Loss on disposal of inventory	314	(314)	(ii)	-
Pharmaceutical manufacturing, research and development expense	1,550	(1,550)	(ii)	-
Depreciation and amortization expense	40	(40)	(ii)	-
General and administrative expense	9,406	(9,406)	(ii)	-
Other expenses	-	9,884		9,884
Income tax expense	4,220	(4,220)		-
Tax expense	-	4,220		4,220
Total operating expenses	17,568	-		17,568

Unrealized gains (losses)
Realized and unrealized foreign currency transaction gains (losses)	(113)	113		-
Net change in unrealized gain (loss) on forward contracts and foreign currency transactions	-	(113)		(113)
Unrealized net gain on warrant assets	2,563	(2,563)	(iii)	-
Net loss on marketable investments	(314)	314	(iii)	-
Non-control/non-affiliate investments	-	2,249		2,249
Net change in unrealized gain (loss)	2,136	-		2,136

Realized gains (losses)
Loss on sale of assets	(82)	82	(iv)	-
Gain on sale of business	1,601	(1,601)	(iv)	-
Realized gain on early payment of finance receivable	1,729	(1,729)	(iv)	-
Gain (loss) on revaluation of finance receivables	(3,727)	3,727	(iv)	-
Non-control/non-affiliate investments	-	(479)		(479)
Net realized gain (loss)	(479)	-		(479)

Net increase (decrease) in net assets resulting from operations	$16,855	$-		$16,855
(i)
SWK's balances captioned as “Pharmaceutical development” and “Other” are reclassified to RWAY’s “Other income” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these two SWK accounts.
(ii)
SWK's balances captioned as “Provision (benefit) for credit losses,” “Loss on impairment of intangibles assets,” “Loss on disposal of inventory,” “Pharmaceutical manufacturing, research and development expense,” “Depreciation and amortization expense,” and “General and administrative expense” are reclassified to RWAY’s “Other expenses” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these six SWK accounts.
(iii)
SWK’s balances captioned as “Unrealized net gain on warrant assets” and “Net loss on marketable investments” are reclassified to RWAY’s “Non-control/non-affiliate investments” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these two SWK accounts.
(iv)
SWK’s balances captioned as “Loss on sale of assets,” “Gain on sale of business,” “Realized gain on early payment of finance receivable,” and “Gain (loss) on revaluation of finance receivables” are reclassified to RWAY’s “Non-control/non-affiliate investments” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these four SWK accounts.

	Actual			Actual
(in thousands)	SWK Year Ended December 31, 2024	Reclassification Adjustments		SWK As Reclassified
Revenues
Finance receivable interest income, including fees	$40,787	$(40,787)		$-
Interest income	-	40,787		40,787
Pharmaceutical development	3,616	(3,616)	(i)	-
Other	584	(584)	(i)	-
Other income	-	4,200		4,200
Total investment income	44,987	-		44,987

Expenses
Interest expense	4,685	(4,685)		-
Interest and other debt financing expenses	-	4,685		4,685
Loss on impairment of intangible assets	5,771	(5,771)	(ii)	-
Provision for credit losses	12,756	(12,756)	(ii)	-
Pharmaceutical manufacturing, research and development expense	2,203	(2,203)	(ii)	-
Depreciation and amortization expense	1,399	(1,399)	(ii)	-
Change in fair value of acquisition-related contingent consideration	(4,900)	4,900	(ii)	-
General and administrative expense	11,487	(11,487)	(ii)	-
Other expenses	-	28,716		28,716
Income tax expense (benefit)	4,884	(4,884)		-
Tax expense	-	4,884		4,884
Total operating expenses	38,285	-		38,285

Unrealized gains (losses)
Realized and unrealized foreign currency transaction gains	641	(641)		-
Net change in unrealized gain (loss) on forward contracts and foreign currency transactions	-	641		641
Unrealized net gain (loss) on warrants	2,406	(2,406)	(iii)	-
Gain on revaluation of finance receivable	2,495	(2,495)	(iii)	-
Net change in unrealized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	-	4,901		4,901
Net change in unrealized gain (loss)	5,542	-		5,542

Realized gains (losses)
Net gain (loss) on exercise and cancellation of warrants	445	(445)	(iv)	-
Net loss on marketable investments	(266)	266	(iv)	-
Realized gain on early payment of finance receivable	1,065	(1,065)	(iv)	-
Net realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	-	1,244		1,244
Net realized gain (loss)	1,244	-		1,244

Net increase (decrease) in net assets resulting from operations	$13,488	$-		$13,488
(i)
SWK’s balances captioned as “Pharmaceutical development” and “Other” are reclassified to RWAY’s “Other income” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these two SWK accounts.
(ii)
SWK’s balances captioned as “Loss on impairment of intangible assets,” “Provision for credit losses,” “Pharmaceutical manufacturing, research and development expense,” “Depreciation and amortization expense,” “Change in fair value of acquisition-related contingent consideration,” and “General and administrative expense” are reclassified to RWAY’s “Other expenses” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these six SWK accounts.
(iii)
SWK’s balances captioned as “Unrealized net gain (loss) on warrants” and “Gain on revaluation of finance receivable” are reclassified to RWAY’s “Net change in unrealized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these two SWK accounts.
(iv)
SWK’s balances captioned as “Net gain (loss) on exercise and cancellation of warrants,” “Net loss on marketable investments,” and “Realized gain on early payment of finance receivable” are reclassified to RWAY’s “Net realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills” financial statement line item. The reclassification adjustment to this RWAY line item will be equal to the sum of these three SWK accounts.

Note 4 - Transaction Adjustments

Consolidated Statement of Assets and Liabilities

The following summarizes the transaction adjustments to give effect as if the Mergers had been completed on September 30, 2025 for the purposes of the unaudited Pro Forma Consolidated Statement of Assets and Liabilities.

a.
Represents a $10.2 million increase resulting from the remeasurement of the acquired investments to fair value, supported by independent third-party valuations.

The following table summarizes the adjustments to fair value for each asset class:

As of September 30, 2025
(in thousands)
Debt investments	$3,988
Royalty investments	634
Equity investments	5,591
Pro forma adjustment to Non-control/non-affiliate investments	$10,213
b.
Represents an adjustment to Cash and cash equivalents consisting of the following:

As of September 30, 2025
(in thousands)
Parent capital contribution	$9,000
Cash purchase consideration	(180,282)
Pro forma adjustment to Cash and cash equivalents	$(171,282)

As a component of the Mergers, the Adviser has agreed to pay an aggregate of $9.0 million in cash to SWK stockholders. For accounting purposes, this Adviser-paid portion of the consideration is treated as a capital contribution to RWAY. The remainder of cash paid for the purchase price is funded through a draw down on RWAY’s credit facility.

c.
Represents a decrease to Other assets of $19.7 million to reflect the elimination of SWK’s deferred tax asset and debt issuance costs related to SWK’s credit facility.

The following table summarizes the write-off adjustment for each asset class:

As of September 30, 2025
(in thousands)
Deferred tax asset	$(19,330)
Debt issuance costs	(347)
Pro forma adjustment to Other assets	$(19,677)

The pro forma adjustment eliminates the acquired deferred tax assets, as RWAY, due to its election to be treated as a RIC, will not be able to realize the benefit of this asset. Additionally, debt issuance costs related to SWK’s credit facility were eliminated, as this credit facility will be terminated as a closing condition of the Mergers.

d.
Represents a net adjustment to the SWK Notes to reflect their fair value as of the acquisition date. The adjustment consists of the elimination of $1.0 million of SWK’s unamortized debt issuance costs and a $0.5 million fair value adjustment. This is a result of recording the acquired debt at fair value, which does not include previously capitalized financing fees.
e.
Represents a net increase to Accrued expenses and other liabilities of $1.3 million. This adjustment primarily reflects the assumption of severance liabilities for SWK employees, whose termination was a closing condition of the Mergers and the payment terms are subject to pre-existing SWK employment agreements. The adjustment also includes the elimination of a historical long term contra-tax liability, for which SWK remains wholly liable and is not assumed by RWAY.

The following table summarizes the adjustment for each liability class:

As of September 30, 2025
(in thousands)
Long term contra-tax liability	$118
Severance liability	1,220
Pro forma adjustment to Accrued expenses and other liabilities	$1,338

f.
Represents the elimination of SWK’s equity balances:

	As of September 30, 2025
	(in thousands)
	Common stock, par value	Additional paid-in capital	Accumulated undistributed (overdistributed) earnings
Elimination of total historical equity of SWK	$(12)	$(4,417,730)	$4,163,536
Issuance of shares of RWAY Common Stock	57	55,609	-
Parent capital contribution	-	9,000	-
Purchase discount recognized as day 1 unrealized gain	-	-	5,920
Pro forma adjustment to Net assets	$45	$(4,353,121)	$4,169,456

Consolidated Statements of Operations

The following summarizes the transaction adjustments to give effect as if the Mergers had been completed on January 1, 2024 for the purposes of the unaudited Pro Forma Consolidated Statements of Operations.

g.
Represents the accretion of the purchase discount into interest income of $1.0 million for the nine months ended September 30, 2025, and $1.4 million for the year ended December 31, 2024. Refer to “Note 1 - Basis of Pro Forma Presentation” for further detail on the account for purchase discounts.
h.
Represents an increase to Management fees of $3.1 million for the nine months ended September 30, 2025, and $4.2 million for the year ended December 31, 2024 due to the increase in gross assets as a result of the Mergers.
i.
Represents an increase to Incentive fees of $2.3 million for the nine months ended September 30, 2025, and $2.7 million for the year ended December 31, 2024 due to an increase in net investment income as result of the Mergers.
j.
Represents an adjustment to Interest and other debt financing expenses for the reversal of debt issuance amortization on SWK’s senior notes and credit facility, resulting in a decrease of $0.9 million for the nine months ended September 30, 2025, and a decrease of $1.1 million for the year ended December 31, 2024.
k.
Represents a decrease to Tax expense of $4.2 million for the nine months ended September 30, 2025, and $4.9 million for the year ended December 31, 2024. Runway is not subject to federal income taxes because it has elected to be treated as a RIC.
l.
Represents adjustments to Other expenses for the reversal of SWK’s net benefit for credit provisions of $1.6 million for the nine months ended September 30, 2025 and net expense of $12.8 million for the year ended December 31, 2024. SWK historically recorded loan receivables at amortized cost, and as such, the loan receivables were subject to the Current Expected Credit Loss (“CECL”) model under FASB ASC 326 Financial Instruments – Credit Losses. The CECL model requires an entity to recognize a provision for expected credit losses on its financial assets. In contrast, RWAY records loan receivables at fair value, a method that inherently reflects changes in credit risk without the need for a separate credit loss provision. Additionally, an adjustment for recognizing amortization of a representations and warranties insurance policy acquired as part of the Mergers of $0.1 million for the nine months ended September 30, 2025 and $0.2 million for the year ended December 31, 2024.
m.
Represents the unrealized gain on investments as a result of the purchase discount recognized on day 1. The purchase discount allocated to the acquired SWK debt investments will accrete over the life of the loans through interest income with a corresponding reversal of the unrealized gain through their ultimate disposition. Refer to “Note 1 - Basis of Pro Forma Presentation” for further detail on the accounting for purchase discounts.

Note 5 – Other Transaction Adjustments

In addition to the Transaction Adjustments discussed in “Note 4 - Transaction Adjustments,” the pro forma consolidated financial statements include “Other Transaction Adjustments” to reflect the financial impact of events that are required to be completed as conditions precedent to the closing of the Mergers. These adjustments consist of the termination of all SWK employees and the settlement of SWK’s existing credit facilities. These actions are necessary for RWAY to remain in compliance with certain contractual obligations within the RWAY Investment Advisory Agreement, and existing debt covenants. Management has presented these items as separate adjustments under Rule 11-01(a)(8) of Regulation S-X, as they represent material transactions that must occur prior to close in order for RWAY to be able to acquire SWK, and their financial impact is therefore essential for investors to understand the pro forma financial position of the consolidated company.

Consolidated Statement of Assets and Liabilities

1.
Represents an adjustment to eliminate $1.5 million of SWK’s accrued employee compensation liabilities accompanied by a decrease to Cash and cash equivalents of $1.5 million. The Merger Agreement requires the termination of all SWK employees no later than immediately prior to the effective time of the First Merger. As the associated payroll liabilities are not assumed by RWAY, this adjustment represents the entry to pay off the liabilities.

Consolidated Statements of Operations

1.
Represents an adjustment to Other expenses of $3.1 million for the nine months ended September 30, 2025, and $3.3 million for the year ended December 31, 2024 to eliminate SWK’s historical employee compensation expense, as these costs are not expected to be incurred by the Combined Company. The termination of SWK employees was a required condition to the closing of the Mergers; therefore, the associated compensation expense has been removed from the Pro Forma Consolidated Statement of Operations.
2.
Represents an adjustment to decrease Interest and other debt financing expenses by $0.4 million for the nine months ended September 30, 2025, and $0.7 million for the year ended December 31, 2024 to remove credit facility interest, maintenance fees and unused line fees on SWK’s credit facility. The settlement and termination of SWK's credit facilities was a condition to the closing of the Mergers, necessary to maintain RWAY’s existing credit facility. As the facility was paid off, the associated historical expenses were removed from the Pro Forma Consolidated Statements of Operations.

Note 6 - Financing Adjustments

Consolidated Statement of Assets and Liabilities

a.
Represents the adjustment to Cash and cash equivalents to illustrate the impacts of financing transactions used to fund the Mergers. The total cash purchase price consideration of $180.3 million is comprised of the $9.0 million parent capital contribution and $171.3 million cash contribution from RWAY. To fund RWAY’s portion of the purchase price an incremental $171.3 million is drawn on RWAY’s credit facility resulting in an increase to Cash and cash equivalents and an increase to RWAY’s credit facility.

Consolidated Statements of Operations

a.
Represents an adjustment to increase Interest and other debt financing expenses for incremental interest expense related to the increased draw on the credit facility described in Note 6a. The increased utilization of RWAY’s credit facility will result in additional interest expense of $7.8 million for the nine months ended September 30, 2025, and $11.7 million for the year ended December 31, 2024.

Note 7 – Autonomous Entity Adjustments

Sale of MOD3 Pharma Inc. and Royalty Investments

1.
Represents adjustments to remove the impacts of MOD3 Pharma Inc. business and royalty investments from the Condensed Consolidated Statements of Income for the nine months ended September 30, 2025 and the year ended December 31, 2024:

	Nine months ended September 30, 2025	Year ended December 31, 2024
	(in thousands)	(in thousands)
Interest income	$(2,543)	$(8,855)
Other income	(2,269)	(3,647)
Other expenses	(3,122)	(7,365)
Reversal of SWK realized gain	(996)	-

Note 8 – Management Adjustments

In addition to the pro forma adjustments presented in Notes 4 through 7, RWAY has included the following adjustments to reflect reasonably estimable synergies that are expected to result from the Mergers. These “Management’s Adjustments,” as defined by Rule 11-02(a)(7) of Regulation S-X, are presented for illustrative purposes and are based on cost savings the Combined Company expects to achieve by terminating or subleasing SWK’s historical operating leases. While the Merger Agreement stipulates that SWK will use its reasonable best efforts to facilitate these lease terminations prior to close, this action is not a condition precedent to the consummation of the Mergers. As these actions are not contractually required to close the transaction, the resulting financial impact is presented as a Management Adjustment. See the below tables for the cost savings related to termination of SWK’s leases for the nine months ended September 30, 2025 and for the year ended December 31, 2025.

	For the Nine Months Ended September 30, 2025 (In thousands, except share and per share data)
	RWAY (Combined Company)	Management's Adjustment	As Adjusted
Other expenses	$6,354	$(260)	$6,094

Net increase (decrease) in net assets resulting from operations	$38,982	$260	$39,242

Net investment income per common share (basic and diluted)	$1.26	$-	$1.26
Net increase (decrease) in net assets resulting from operations per common share (basic and diluted)	$0.92	$-	$0.92
Weighted average shares outstanding (basic and diluted)	42,539,339	-	42,539,339

	For the Year Ended December 31, 2024 (In thousands, except share and per share data)
	RWAY (Combined Company)	Management's Adjustment	As Adjusted
Other expenses	$6,416	$(422)	$5,994

Net increase (decrease) in net assets resulting from operations	$91,729	$422	$92,151

Net investment income per common share (basic and diluted)	$1.59	$-	$1.59
Net increase (decrease) in net assets resulting from operations per common share (basic and diluted)	$2.06	$-	$2.07
Weighted average shares outstanding (basic and diluted)	44,503,642	-	44,503,642

THE SWK SPECIAL MEETING

Date, Time and Place of the SWK Special Meeting

The SWK Special Meeting will be held virtually on [•], 2025, at [•], Central Time, at www.[•].com. This proxy statement/prospectus and the accompanying materials are being mailed on or about [•], 2025 to stockholders of record of SWK and are available at www.[•].com.

Purpose of the SWK Special Meeting

At the SWK Special Meeting, SWK Stockholders will be asked to approve (i) the Merger Proposal, (ii) the Compensation Proposal and (iii) the Adjournment Proposal.

After careful consideration, the SWK Board unanimously approved, adopted and determined advisable the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), and unanimously recommends that SWK Stockholders vote “FOR” each of the Proposals.

Record Date

The SWK Record Date is the close of business on [•], 2025. The SWK Record Date was established by the SWK Board, and only holders of record of shares of SWK Common Stock on the SWK Record Date are entitled to receive notice of the SWK Special Meeting and vote at the SWK Special Meeting. As of the SWK Record Date, there were [•] shares of SWK Common Stock and zero shares of SWK Preferred Stock issued and outstanding and entitled to vote.

Quorum

For SWK to conduct business at the SWK Special Meeting, a quorum of SWK Stockholders must be present. The holders of at least a majority of the voting power of all shares of SWK Common Stock entitled to vote at the meeting must be present at the SWK Special Meeting, virtually or represented by proxy, to constitute a quorum for the SWK Special Meeting.

Vote Required

Each share of SWK Common Stock held by a holder of record as of the SWK Record Date (i.e., [•], 2025) has one vote on each matter to be considered at the SWK Special Meeting or any adjournment or postponement thereof.

The Merger Proposal

The affirmative vote of the holders of SWK Common Stock representing a majority of the outstanding shares of SWK Common Stock entitled to vote at the SWK Special Meeting is required to approve the Merger Proposal.

Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, although abstentions will be treated as shares present for quorum purposes. If the enclosed proxy card is signed and returned without any directions given, the shares of SWK Common Stock will be voted “FOR” the Merger Proposal.

The Compensation Proposal

The affirmative vote of the holders of SWK Common Stock representing a majority of all votes properly cast at the SWK Special Meeting is required to approve the Compensation Proposal.

Abstentions will have no effect on the voting outcome of the Compensation Proposal, although abstentions will be treated as shares present for quorum purposes. If the enclosed proxy card is signed and returned without any directions given, the shares of the SWK Common Stock will be voted “FOR” the Compensation Proposal.

The Adjournment Proposal

The affirmative vote of the holders of SWK Common Stock representing a majority of all the votes properly cast at the SWK Special Meeting is required to approve the Adjournment Proposal.

Abstentions will have no effect on the voting outcome of the Adjournment Proposal, although abstentions will be treated as shares present for quorum purposes. If the enclosed proxy card is signed and returned without any directions given, the shares of SWK Common Stock will be voted “FOR” the Adjournment Proposal.

Voting of Management

On the SWK Record Date, SWK’s executive officers and directors owned and were entitled to vote approximately [•] shares of SWK Common Stock, representing approximately [•]% of the outstanding shares of SWK Common Stock on the SWK Record Date. None of SWK’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

SWK encourages SWK Stockholders to vote their shares, either by voting at the SWK Special Meeting or by authorizing a proxy to vote their shares, which means that SWK Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the applicable SWK Stockholder’s instructions. If a SWK Stockholder executes a proxy without specifying its voting instructions, such SWK Stockholder’s shares will be votes “FOR” each of the Proposals.

A record holder of SWK Common Stock may also authorize a proxy by telephone or through the Internet by using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the Proposals. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

Important notice regarding the availability of proxy materials for the SWK Special Meeting. The proxy statement/prospectus and the proxy card are available at www.[•].com.

Revocability of Proxies

You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the SWK Special Meeting, by attending the SWK Special Meeting and voting in person, or by a notice, provided in writing and signed by you, delivered to SWK’s Secretary on any business day before the date of the SWK Special Meeting.

Solicitation of Proxies

SWK will bear the cost of the solicitation of proxies. SWK has not retained a solicitor for these purposes. For more information regarding expenses related to the Mergers, see the section entitled “Questions and Answers about the Mergers – Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

Subject to the closing of the First Merger, SWK Stockholders who do not vote in favor of the Merger Proposal and otherwise comply with the procedures and satisfy the conditions set forth in Section 262 of the DGCL are entitled to appraisal rights under Section 262 of the DGCL. Failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel. See the section entitled “The Mergers — Appraisal Rights” of this proxy statement/prospectus.

THE MERGERS

The discussion in this proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus.

General Description of the Mergers

The Mergers will result in the combination by merger of RWAY and SWK, with RWAY as the surviving company. The proposed reorganization will occur in three separate transactions. Pursuant to the terms of the Merger Agreement, as of the Effective Time, Acquisition Sub will merge with and into SWK, with SWK surviving the First Merger as a wholly-owned subsidiary of Intermediary Sub, or, in the alternative, SWK will merge with and into Acquisition Sub, with Acquisition Sub surviving the First Merger as a wholly-owned subsidiary of Intermediary Sub (i.e., the First Merger). Immediately following the Effective Time, SWK or Acquisition Sub, as applicable, will merge with and into Intermediary Sub (i.e., the Second Merger). Intermediary Sub will be the surviving company in the Second Merger and will continue its existence as a corporation under the laws of the State of Delaware and a direct wholly-owned subsidiary of RWAY. As of the Second Effective Time, the separate existence of Acquisition Sub or SWK, as applicable, will cease. Immediately following the Second Effective Time, Intermediary Sub will be merged with and into RWAY (i.e., the Third Merger). RWAY will be the surviving company in the Third Merger and will continue its existence as a corporation under the laws of the State of Maryland. At such time, the separate existence of Intermediary Sub will cease. Subject to the terms and conditions of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each share of SWK Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by RWAY or any of its consolidated subsidiaries, including Intermediary Sub and Acquisition Sub) will be converted, at the election of the respective SWK Stockholder, into the right to receive the Per Share Stock Consideration or the Per Share Cash Consideration. SWK has no preferred stock outstanding, and no preferred stock will be issued by RWAY as a result of the First Merger. In addition to the Per Share Merger Consideration, SWK Stockholders will receive the Per Share Guaranteed Cash Payment.

Based on the number of shares of RWAY Common Stock and shares of SWK Common Stock issued and outstanding and the NAVs of RWAY and SWK as of September 30, 2025, RWAY would issue approximately 5.7 million shares of RWAY Common Stock to SWK Stockholders in the aggregate in the First Merger, resulting in pro forma ownership of approximately 86.5% for current RWAY Stockholders and approximately 13.5% for current SWK Shareholders. Note, SWK’s NAV as of September 30, 2025 does not reflect the fair value adjustments to SWK’s investments required to determine the “Closing SWK Net Asset Value” as defined herein.

Following the Mergers, RWAY will continue to be advised by the Adviser and will have the same investment objectives and strategies as it had before the Mergers.

Background of the Mergers

The following chronology summarizes the negotiations, material contacts and other material events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the SWK Board or the representatives of SWK, RWAY or other parties.

As part of SWK’s ongoing consideration and evaluation of its long-term strategic goals and plans, the SWK Board and SWK’s management have periodically reviewed, considered and assessed SWK’s business, operations, financial performance and prospects, as well as SWK’s tax strategy and overall industry conditions, as factors that may affect those strategic goals and plans. This review at times has included, among other things, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives to enhance stockholder value.

As part of that review and the ongoing evaluation of business opportunities, the SWK Board has periodically and separately considered and engaged in discussions concerning feasible strategic options for its Pharmaceutical Development and Finance Receivables business segments, including potential mergers, acquisitions, joint ventures and other similar transactions as well as a potential long-term strategic winddown of SWK’s operations. These discussions periodically included introductions to potential strategic counterparties made by the Carlson Funds. Prior to the first quarter of 2024, these discussions did not progress beyond initial exploratory meetings.

During the first quarter of 2024, SWK’s senior management engaged in periodic discussions with representatives of a privately held investment management firm referred to herein as “Party A,” as well as a private equity firm specializing in alternative credit investments referred to herein as “Party B,” each of which was first introduced to SWK by the Carlson Funds and had expressed interest in a potential acquisition of substantially all of SWK’s Finance Receivables business segment. During this period, SWK entered into confidentiality agreements with Party A and Party B and exchanged confidential information of SWK. Only the confidentiality agreement with Party A contained a standstill provision, which expired on February 16, 2025.

In March of 2024, SWK announced that it had entered into an Option and Asset Purchase Agreement (the “Option”) with a strategic partner which granted the strategic partner an exclusive option to acquire substantially all of the assets of SWK’s Pharmaceutical Development segment. The Option was exercisable at any time before January 1, 2026.

Beginning in April of 2024, at the direction of the SWK Board and in light of SWK’s ongoing discussions with Party A and Party B, SWK senior management engaged in discussions with representatives of Keefe, Bruyette & Woods, Inc. (“KBW”) as well as representatives of two other nationally recognized investment banking firms concerning a potential engagement as SWK’s financial advisor to provide financial advisory and investment banking services to SWK and the SWK Board, including specifically in connection with a potential transaction involving the Finance Receivables business.

On May 7, 2024, the SWK Board held a meeting at which representatives of KBW and members of SWK senior management were present by invitation. At this meeting, the SWK Board received information from representatives of KBW concerning KBW’s qualifications and its potential engagement.

Throughout the second quarter of 2024, members of SWK senior management engaged regularly in discussions with each of Party A and Party B regarding the potential financial terms on which the SWK Board might consider a sale of SWK’s Finance Receivables business. During this period, the SWK Board met regularly with SWK senior management and representatives of its outside legal counsel, Goodwin Procter LLP (“Goodwin”), to discuss the status of due diligence activities by Party A and Party B and the potential valuations for the Finance Receivables business implied by these ongoing discussions, which initial valuations ranged from approximately 84% to 90% of the GAAP asset value of SWK’s Finance Receivables portfolio plus certain contingent consideration based on the credit performance of the portfolio following the closing of a potential transaction.

On July 10, 2024, the SWK Board held a virtual special meeting at which members of SWK senior management and representatives of Goodwin were present by invitation. At the meeting, the SWK Board discussed the potential engagement by SWK of a financial advisor as part of SWK’s formal process to evaluate potential strategic alternatives available to SWK and its Finance Receivables portfolio, including management’s and the SWK Board’s evaluation of KBW and the other financial advisors interviewed by SWK senior management. The representatives of Goodwin discussed with the members of the SWK Board their fiduciary duties under Delaware law in connection with a strategic alternatives review process and potential or perceived conflicts that could be applicable to members of the SWK Board or significant shareholders. The SWK Board discussed, among other things, examples of perceived conflicts of interest, including if any members of the SWK Board or significant stockholders of SWK (i) had any agreements, arrangements or understandings with any potential buyers with respect to a potential acquisition of SWK or substantially all of its businesses or assets, (ii) had an immediate need for liquidity that was a significant factor in their support for a potential sale process in the near term, (iii) were interested in acquiring SWK, either alone or with a consortium, (iv) intended to seek differential treatment of some or all of their respective stakes in a transaction relative to SWK’s public stockholders, or (v) intended to seek any non-ratable benefit in a potential transaction relative to SWK’s public stockholders. The SWK Board discussed the importance of identifying any potential conflicts or the appearance of potential conflicts of interest with respect to the members of the SWK Board, and requested that members of the SWK Board identify any such conflicts to the extent they arise at any point throughout the strategic process. The SWK Board identified no conflicts at that time. The SWK Board also stated its expectation that no members of the SWK Board or SWK management would enter into discussions or negotiations with any potential buyer regarding differential treatment or non-ratable benefits for the Carlson Funds in connection with a potential transaction. The SWK Board then discussed the engagement of KBW as SWK’s financial advisor in connection with a potential strategic transaction, noting KBW’s familiarity with, knowledge of and relationships in the industry in which SWK’s Finance Receivables business operates and experience with advising companies in connection with potential strategic transactions. On the basis of these considerations, the SWK Board authorized the engagement of KBW as SWK’s financial advisor in connection with the potential transaction.

On July 31, 2024, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At this meeting, the participants discussed the status of ongoing discussions with Party A and Party B. The SWK Board determined that it was advisable to commence a broader market outreach to assess interest in a potential strategic transaction involving SWK and/or its Finance Receivables business and directed management to work with KBW to begin outreach to strategic parties in accordance with the timing and process discussed at the meeting.

At the direction of the SWK Board, throughout August and September of 2024, representatives of KBW contacted 38 potential strategic partners to solicit interest in a potential transaction involving SWK and/or its Finance Receivables business. Of the 38 potential buyers contacted by KBW during this period, 23 parties (including a publicly traded BDC referred to herein as “Party C,” an external investment manager referred to herein as “Party D” and RWAY) executed customary confidentiality agreements with SWK, 12 of which included customary standstill provisions, of which all such provisions permitted the potential buyers to make a confidential proposal to SWK and all of such customary standstill provisions terminated prior to SWK’s announcement of the transaction with RWAY. Of these 23 parties, (i) nine potential buyers engaged in substantive initial discussions with KBW and/or SWK management concerning the potential opportunity, during which the participants discussed publicly available information regarding SWK’s business, (ii) four such parties received access to SWK’s virtual data room and (iii) two of such parties engaged in further discussions with representatives of KBW and/or SWK management during which such participants discussed confidential information regarding SWK’s business.

On August 6, 2024, Party B submitted a written proposal to acquire substantially all of the assets of SWK’s Finance Receivables business for an aggregate cash purchase price equivalent to 89% of the GAAP asset value of Finance Receivables portfolio assets, plus an earnout equal to 11% of GAAP asset value, subject to adjustment for asset write-offs and write-downs within a certain period of time following the closing of the proposed transaction. SWK management estimated Party B’s offer to be equivalent to a value of approximately $18.70 per share of SWK Common Stock based on the GAAP value of the Finance Receivables portfolio as of June 30, 2024. Party B’s August 6 proposal was subject to Party B obtaining equity and debt financing commitments prior to executing a definitive agreement with respect to a proposed transaction.

On August 12, 2024, Party A submitted an offer to acquire substantially all of SWK’s Finance Receivables business for, at SWK’s option, either (i) an aggregate cash purchase price equivalent to approximately 87% of the GAAP asset value of Finance Receivables portfolio assets, plus an additional 13% percent of GAAP asset value, contingent upon the performance of certain credit receivables following the closing of the proposed transaction or (ii) an aggregate cash purchase price equivalent to 90.5% of GAAP asset value. SWK management estimated the two options presented in Party A’s offer to be equivalent to a value of approximately $18.78 per share of SWK Common Stock and $17.59 per share of SWK Common Stock, respectively, based on the GAAP value of the Finance Receivables portfolio as of June 30, 2024. These assumptions factored in the net present value of the proposed contingent consideration of option (i) as well as certain adjustments related to SWK’s indebtedness and other liabilities and receivables. Party A’s August 12 proposal also noted that the offer would be subject to equity and debt financing contingencies.

On August 13, 2024, the SWK Board held a meeting at which members of SWK senior management and representatives Goodwin and KBW were present by invitation. Joseph D. Staggs, SWK’s Chief Executive Officer, and representatives of KBW provided an overview of the August 12 proposal received from Party A and the August 6 proposal received from Party B. Representatives of Goodwin then provided a summary of legal considerations in respect of both offers, including provisions around closing certainty, exclusivity and the fiduciary duties of the SWK Board in evaluating the proposals.

On August 14, 2024, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, representatives of KBW provided an update regarding the status of outreach to other potential counterparties. The SWK Board also continued to discuss the characteristics of the August 12 proposal received from Party A and the August 6 proposal received from Party B, including the type and value of consideration proposed, the amount of diligence the parties still needed to complete and expecting financing and other contingencies.

On August 28, 2024, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, representatives of KBW provided a further update regarding the status of outreach to other potential counterparties. The SWK Board then discussed the August 12 proposal received from Party A and the August 6 proposal received from Party B. The SWK Board weighed the relative financial terms of the proposals as well as the likely conditions related to the consummation of such proposals and the SWK Board’s belief, after consultation with SWK senior management and representatives of KBW, that neither Party A nor Party B was likely to submit an improved proposal for the SWK Board’s consideration that would generate the support of the SWK Board. Following discussion, the SWK Board directed KBW to proceed with distributing a process letter to potential parties that executed a confidentiality agreement.

On September 4, 2024, as directed by the SWK Board, representatives of KBW distributed a process letter to 36 parties, including RWAY, Party C and Party D, which requested preliminary non-binding proposals for a potential strategic transaction involving SWK and/or its Finance Receivables business no later than September 26, 2025.

During the subsequent weeks, various parties who had received a process letter from KBW, including RWAY, Party C and Party D, received due diligence information and engaged in discussions with representatives of KBW and members of SWK senior management. Financial terms concerning a potential transaction involving SWK and/or its Finance Receivables business were not discussed during any of these meetings.

On September 26, 2024, Party C submitted an initial indication of interest to acquire 100% of the outstanding equity interests of SWK via reverse triangular merger on a cash- and net asset value (NAV)-for-NAV basis, net of SWK’s transaction expenses, with approximately 40% of the merger consideration proposed to be in cash and approximately 60% in the form of shares of Party C’s common stock. The September 26 offer by Party C was estimated by SWK senior management to be valued at approximately 92% of

SWK’s GAAP asset value for the Finance Receivable portfolio assets, which management estimated to be equivalent to approximately $19.29 per share of SWK Common Stock, based on the proposed adjustments to NAV implied by the terms of Party C’s offer.

Also on September 26, 2024, Party D submitted an initial indication of interest regarding a potential recapitalization transaction whereby SWK would be converted into a registered investment company and Party D would become SWK’s investment advisor. Party D’s proposal was contingent upon SWK obtaining a third party to purchase existing assets of SWK for cash. Party D’s proposal was estimated by SWK senior management to represent a long-term value of approximately $20.62 per share of SWK Common Stock.

On October 1, 2024, Mr. Pennington submitted his resignation from the SWK Board as a result of his departure from his position as a director of the Carlson Funds. Following Mr. Pennington’s resignation, the Carlson Funds declined to exercise their rights to appoint an alternative designee to the SWK Board and the SWK Board thereafter consisted solely of independent directors in accordance with applicable Nasdaq listing standards.

During the following weeks, members of SWK senior management engaged in further due diligence discussions with Party C and its external advisor. During these meetings, the participants did not discuss the reaction of the SWK Board to Party C’s September 26 proposal or other financial terms of a potential transaction between Party C and SWK.

On November 25, 2024, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, representatives of KBW provided an update regarding the status of outreach to other potential counterparties as well as a summary of the key financial and other terms of the proposals received by SWK to date. The SWK Board then discussed in detail proposals received from Party C and Party D. The SWK Board concluded that the proposal received from Party D was not compelling due to the proposed transaction structure, limited near-term value to SWK stockholders and substantial risks to closing certainty implied by the proposal. The SWK Board also considered the proposal submitted by Party C, including in light of Party C’s historical stock performance and the headwinds facing public BDCs in the current market. Following discussion, the SWK Board determined that the proposed transaction with Party C would be more compelling if the cash portion of the proposed merger consideration represented a larger portion of the overall transaction value. The SWK Board then directed KBW and SWK management to provide this feedback to Party C and encourage Party C to make a revised proposal.

On December 2, 2024, Party C submitted a revised proposal to acquire SWK, which reflected an increase in the cash portion of the aggregate merger consideration to 50%, with the remainder payable in the form of shares of Party C common stock.

During the months of December 2024 through February 2025, at the direction of the SWK Board, SWK senior management continued to engage in discussions with Party C regarding a potential strategic transaction between the two parties. The SWK Board also met regularly throughout this period to continue to evaluate a proposed transaction with Party C as well as other strategic alternatives for SWK, including potential divestitures of SWK’s Pharmaceutical Development segment and performing royalty portfolio assets as well as a long-term wind-down and liquidation scenario. Throughout this period, Party C’s share price remained steady.

On March 3, 2025, Party C submitted a revised proposal to acquire SWK, which reflected an increase in the cash portion of the aggregate merger consideration to 55%, with the remainder payable in the form of shares of Party C common stock.

Throughout March 2025, SWK senior management and the SWK Board met regularly to discuss Party C’s March 3 proposal. During this period, SWK senior management also engaged in discussions with the Carlson Funds to gauge its interest in a potential transaction with Party C, in light of its controlling interest in SWK as well as Party C’s expectation that any proposed transaction between the two parties would require a voting and support agreement to be executed by the Carlson Funds simultaneously with the execution of a definitive agreement. At the direction of the SWK Board, representatives of Goodwin also engaged with representatives of Party C’s legal counsel during this period to discuss potential transaction terms and legal considerations in connection with the proposed transaction.

On March 17, 2025, SWK announced that it had entered into a definitive agreement to divest its performing royalty portfolio to Soleus Capital in exchange for cash consideration of approximately $34 million. In addition, SWK announced that its royalty financing partner, ANI Pharmaceuticals, Inc., had exercised its buyout option related to the Iluvien royalty, which resulted in a payment of approximately $17.3 million to SWK.

On March 19, 2025, following SWK’s announcement of its transaction with Soleus Capital, representatives of a global asset management firm referred to herein as “Party E” initiated discussions with SWK management concerning a potential business combination. At the meeting, SWK management confirmed that SWK was in the process of evaluating strategic alternatives and invited Party E to participate in the process.

On April 2, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. The SWK Board considered, among other things, that the value of Party C’s common stock had declined significantly over the past several weeks, which meaningfully lowered the overall value of Party C’s March 3 Proposal to stockholders, as well as the proposed conditions on which Party C would be prepared to enter into formal negotiations for a definitive agreement, which included a request for exclusivity as well as significant expense reimbursement obligations if SWK declined to proceed with the potential transaction. The aggregate value of Party C’s proposal was estimated by SWK senior management to be approximately $19.74 per share of SWK Common Stock based on the GAAP asset value of the Finance Receivables portfolio was of March 31, 2025; however, the SWK Board and SWK senior management noted that the per-share increase in value from the date of Party C’s August 26 proposal was attributable to growth in SWK’s Finance Receivables portfolio and did not represent incremental transaction value. The SWK Board also discussed the feedback received from the Carlson Funds regarding Party C’s March 3 Proposal, which also cited the decline in Party C’s stock price over the past several weeks. As a result of these discussions, and in view of the SWK Board’s belief based on discussions with Party C over the course of the past several weeks that the March 3 Proposal represented the best offer SWK was reasonably likely to receive from Party C, the SWK Board determined to cease negotiations with Party C concerning a potential transaction between the two parties.

On April 3, 2025, at the direction of the SWK Board, representatives of KBW contacted representatives of the Adviser to discuss whether RWAY would be interested in reengaging in discussions concerning a potential transaction between SWK and RWAY. At the meeting, RWAY representatives indicated they would potentially be interested in reengaging and that any transaction would need to include a sizable stock component.

On April 4, 2025, SWK entered into a mutual confidentiality agreement with Party E. The agreement did not contain a standstill provision.

On April 10, 2025, SWK declared a special cash dividend to SWK stockholders of $4.00 per share.

During the month of April, SWK senior management held preliminary discussions with RWAY and Party E exploring a potential strategic transaction with each party, which discussions did not include discussion of financial terms.

On April 27, 2025, RWAY submitted an initial indication of interest to acquire 100% of the outstanding equity interests of SWK via reverse triangular merger on a cash- and NAV-for-NAV basis, net of SWK’s transaction expenses, with 40% of the merger consideration proposed to be in cash and 60% in the form of shares of RWAY’s common stock. RWAY’s April 27 offer was estimated by SWK senior management to be valued at approximately 85% of SWK’s GAAP asset value for the Finance Receivable portfolio assets as of March 31, 2025, or $14.36 per share of SWK Common Stock ($18.36 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to NAV implied by the terms of RWAY’s offer.

On May 16, 2025, Party E submitted an initial indication of interest to acquire substantially all of the assets of SWK’s Finance Receivables business for an aggregate cash purchase price ranging from 90 – 95% of the tangible net book value for the performing loans included within the portfolio. Party E’s offer also stated that the non-performing assets included within the portfolio would be valued at between 0 – 50% of the tangible net book value and certain other assets at 100% of the tangible net book value. Party E’s May 16 offer was estimated by SWK senior management to represent between $15.12 and $16.98 per share of SWK Common Stock (between $19.12 and $20.98 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to NAV implied by the terms of Party E's offer as well as management’s assumptions regarding necessary cash reserves for post-closing liquidation and wind-down activities.

Throughout May and June of 2025, members of SWK senior management and representatives of Party E met regularly to discuss SWK’s Finance Receivables portfolio and other due diligence activities. The financial terms of a potential transaction between SWK and Party E were not discussed at these meetings. During this time, Party B also expressed interest in recommencing due diligence discussions with SWK, with the goal of submitting an improved offer to their proposal made on August 6, 2024.

On May 22, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. During the meeting, the SWK Board discussed the status and potential terms of the proposed transactions with RWAY, Party B and Party E, as well as strategies to maximize stockholder value through continued operations as a going concern or under a long-term winddown and liquidation scenario relative to a strategic third party transaction. Representatives of Goodwin led the SWK Board in a discussion of their fiduciary duties in evaluating the proposals and pursuing a potential strategic transaction.

On June 4, 2025, members of SWK senior management held discussions with representatives of RWAY and the Adviser. These discussions included reference to the fact that the SWK Board was unlikely to accept a proposal that did not include a meaningful increase to the cash portion of the proposed merger consideration and RWAY’s perspective that it was unlikely to be able to improve its offer from the 40% cash / 60% stock terms initially proposed by RWAY in its April 27 proposal.

Throughout the rest of June and the first two weeks of July 2025, RWAY, Party B and Party E continued conducting due diligence activities facilitated by SWK senior management.

On July 15, 2025, SWK announced the closing of the acquisition of substantially all of the assets of SWK’s Pharmaceutical Development segment pursuant to the exercise of the Option in exchange for an aggregate purchase price of approximately $7 million.

On July 16, 2025, as a result of an introduction made by a member of the SWK Board, an alternative asset manager referred to herein as “Party F” entered into a mutual confidentiality agreement with SWK, which did not contain a standstill.

On July 17, 2025, the SWK Board held a meeting at which members of SWK senior management were present by invitation. During the meeting, the SWK Board discussed the status and potential terms of the proposed transactions with RWAY, Party B and Party E, as well as ongoing discussions between management and the Carlson Funds regarding a potential strategic transaction involving SWK.

Later that day, RWAY submitted a revised letter of intent, which included the same financial and other material terms as its April 27 proposal, except that the revised offer increased the cash portion of the proposed merger consideration from 40% to 54% of the overall merger consideration (the “RWAY July 17 Proposal”). The RWAY July 17 Proposal did not include any financing contingency and was estimated by SWK senior management to be valued at approximately 91% of SWK’s GAAP asset value for the Finance Receivable portfolio assets as of June 30, 2025, or $16.84 per share of SWK Common Stock ($20.84 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to NAV implied by the terms of RWAY’s offer.

Also on July 17, 2025, Party F and members of SWK senior management met to discuss the possibility of Party F exploring a potential strategic transaction with SWK. SWK management agreed to provide Party F with access to SWK’s virtual data room and facilitate preliminary due diligence, but noted that SWK was in advanced discussions with two alternative parties concerning a potential strategic transaction.

On July 21, 2025, Mr. Staggs and representatives of KBW met with representatives of Party E to provide them with an update on the status of SWK’s strategic process. As part of this discussion, Party E was notified that SWK’s sales process was competitive and encouraged to submit an updated bid promptly.

On July 23, 2025, Mr. Staggs met with a senior representative of Party E. At the meeting, the Party E representative outlined the financial terms of a revised bid that Party E intended to submit to SWK. Later that day, Party E submitted the revised bid to acquire substantially all of the assets of SWK’s Finance Receivables portfolio as discussed with Mr. Staggs earlier that day (the “Party E July 23 Proposal”), which reflected an aggregate cash purchase price based on core asset valuations ranging between 23.4% of the tangible net book value for non-performing loans included within the portfolio to 93.5% of the tangible net book value for performing loans included within the portfolio. The Party E July 23 Proposal did not include any financing contingency and was estimated by SWK senior management to represent approximately $15.86 per share of SWK Common Stock ($19.98 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to NAV implied by the terms of Party E's offer as well as management’s assumptions regarding necessary cash reserves for post-closing liquidation and wind-down activities. At this time, Party E also requested that SWK enter into exclusivity with Party E and delivered a draft exclusivity agreement for SWK’s review.

On July 24, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. During the meeting, Mr. Staggs and representatives of KBW provided the SWK Board with an update on the status of the ongoing discussions with RWAY, Party B and Party E. Representatives of KBW indicated that an updated letter of intent from Party B was expected to arrive within the next several days.

On July 25, 2025, Party B submitted a revised non-binding letter of intent to acquire substantially all of the assets of SWK’s Finance Receivables business for an aggregate cash purchase price equivalent to 92.5% of the GAAP asset value of Finance Receivables portfolio assets (the “Party B July 25 Proposal”). The Party B July 25 Proposal was estimated by SWK senior management to be valued at $16.91 per share of SWK Common Stock ($20.91 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to GAAP asset value implied by the terms of Party B’s offer. The Party B July 25 Proposal was contingent upon Party B obtaining debt and equity financing for approximately 98% of the aggregate purchase price prior to the signing of a definitive agreement with SWK.

On July 29, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, the SWK Board continued to discuss the characteristics of the RWAY July 17 Proposal, the Party E July 23 Proposal and the Party B July 25 Proposal. With respect to the RWAY July 17 Proposal, the SWK Board discussed, among other things, (1) the fact that RWAY’s proposal was not subject to any financing contingency, that its due diligence was substantially complete and that RWAY would be prepared to enter into a definitive transaction agreement with SWK in the shortest time period relative to Party B and Party E and (2) the SWK Board’s concern that the mix of cash and stock consideration did not represent sufficiently compelling value relative to the Party E July 23 Proposal and the Party B July 25 Proposal due to the fact that SWK stockholders would bear the economic risk of fluctuation in the value of RWAY stock between the signing and closing of the transaction, the risk that the RWAY stock issuance may require a vote of the RWAY stockholders to approve the transaction, and the regulatory considerations around RWAY’s status as a BDC (the “RWAY July 17 Proposal Considerations”). With respect to the Party B July 25 Proposal, the SWK Board discussed, among other things, (1) the heightened execution risk of the Party B July 25 Proposal given the fact that Party B’s debt financing provider had not yet commenced due diligence and Party B would require a written commitment from its debt financing partner before proceeding to execute a definitive agreement with SWK and (2) the SWK Board’s expectation that if Party B could not obtain the debt and equity financing needed to consummate the transaction, SWK’s only recourse pursuant to the potential transaction agreement with Party B would be to receive a termination fee (the “Party B July 25 Proposal Considerations”). With respect to the Party E July 23 Proposal, the SWK Board discussed, among other things, (1) the fact that the Party E July 23 Proposal represented higher certainty of value than the RWAY July 17 Proposal given the RWAY July 17 Proposal’s contemplated mix of cash and stock consideration and RWAY’s status as a BDC and (2) the fact that the Party E July 23 Proposal provided significantly greater execution certainty than the Party B July 25 Proposal given Party E’s advanced stage of due diligence and lack of financing contingency (the “Party E July 23 Proposal Considerations”). The SWK Board also discussed (1) the SWK Board’s expectation that the prevailing bidder would require a voting and support agreement from the Carlson Funds in connection with the signing of a definitive agreement and that SWK would be expected to enter into exclusivity with the prevailing bidder prior to entering into a definitive agreement with respect to a proposed transaction and (2) the legal and operational complexity introduced by the asset acquisition structure contemplated by the Party B July 25 Proposal and the Party E July 23 Proposal relative to the RWAY July 17 Proposal, in light of the fact that the RWAY July 17 Proposal would not require a post-closing wind-down of SWK’s operations and liabilities and the holdback of any portion of the transaction consideration in order to satisfy any such winddown liabilities and the fact that SWK’s value as a shell company would be difficult to ascertain with certainty (the “Other Considerations”). Representatives of Goodwin then reviewed the fiduciary duties of the SWK Board in evaluating each of the three proposals in light of the RWAY July 17 Proposal Considerations, Party B July 25 Proposal Considerations, the Party E July 23 Proposal Considerations and the Other Considerations.

On July 30, 2025, at the request of the SWK Board, Mr. Staggs met with Mr. Carlson to discuss the RWAY July 17 Proposal, the Party E July 23 Proposal and the Party B July 25 Proposal. At the meeting, Mr. Carlson expressed his view that, when evaluating each of the RWAY July 17 Proposal Considerations, the Party E July 23 Proposal Considerations and the Party B July 25 Proposal Considerations, the Party E July 23 Proposal represented the highest overall value for stockholders.

On August 1, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, the SWK Board continued to review the RWAY July 17 Proposal Considerations, the Party E July 23 Proposal Considerations, the Party B July 25 Proposal Considerations and the Other Considerations and Mr. Staggs provided the SWK Board with an update regarding his conversation with Mr. Carlson. Representatives of KBW also provided an overview of the latest published equity research perspectives on RWAY Common Stock. After discussion, the SWK Board determined that Director Laurie Dotter should engage in discussions directly with Mr. Carlson in order to share perspectives on the RWAY July 17 Proposal Considerations, the Party E July 23 Proposal Considerations, the Party B July 25 Proposal Considerations and the Other Considerations.

On August 4, 2025, the SWK Board held an additional meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation, during which the SWK Board reviewed the matters discussed at the August 1 meeting of the SWK Board and reviewed the current status of each of the proposals.

Later that day, Ms. Dotter and Mr. Carlson met to discuss the RWAY July 17 Proposal, the Party E July 23 Proposal and the Party B July 25 Proposal, during which Mr. Carlson reiterated his views supporting the Party E July 23 Proposal relative to the RWAY July 17 Proposal and the Party B July 25 Proposal.

On August 5, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, Ms. Dotter reviewed the substance of her discussion with Mr. Carlson the previous day and the SWK Board continued to evaluate the RWAY July 17 Proposal Considerations, the Party E July 23 Proposal Considerations, the Party B July 25 Proposal Considerations and the Other Considerations. Following discussion, the SWK Board determined that the Party E July 23 Proposal represented the highest overall value to stockholders in light of the various considerations reviewed by the SWK Board. The SWK Board then directed SWK senior management to notify Party E that SWK was prepared to enter into exclusive negotiations with Party E with respect to the Party E July 23 Proposal and directed representatives of KBW to notify RWAY and Party B of the same.

Later that evening, at the direction of the SWK Board, SWK senior management provided Party E with a markup of Party E’s proposed draft Exclusivity Agreement as well as comments to the term sheet attached to the Party E July 23 Proposal.

Also on the evening of August 5, 2025, representatives of RWAY notified representatives of KBW as well as members of SWK senior management that RWAY was prepared to submit an improved offer within the next 24 hours and requesting that SWK refrain from entering into exclusivity with Party E until the SWK Board had an opportunity to evaluate the revised RWAY proposal. During the course of this evening, at the direction of the SWK Board, representatives of KBW communicated with representatives of Party B that the SWK Board had made a determination to pursue a proposal from a party whose due diligence was substantially complete and would be in a position to sign a definitive agreement substantially more quickly than Party B.

On August 6, 2025, RWAY submitted a revised letter of intent, which include the same financial and other material terms as the RWAY July 17 Proposal except that the revised offer increased the cash portion of the proposed merger consideration to 72% of the overall merger consideration and capped the maximum amount of stock consideration at 19.90% of RWAY’s outstanding capital stock, which would preclude the need for a RWAY stockholder vote to approve the transaction (the “RWAY August 6 Proposal”). At the time of receipt of the RWAY August 6 Proposal, SWK senior management estimated the RWAY August 6 Proposal to be valued at approximately 96% of SWK’s GAAP net asset value for the Finance Receivable portfolio assets as of June 30, 2025, or $17.75 per share of SWK Common Stock ($21.75 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to NAV implied by the terms of RWAY’s offer. Following receipt of the RWAY August 6 Proposal, at the direction of the SWK Board, representatives of KBW notified representatives of Party E that SWK had received an improved proposal from an alternative bidder and that the SWK Board would need additional time to consider the improved proposal relative to the Party E July 23 Proposal before proceeding with term sheet and exclusivity negotiations with Party E. At this time, representatives of Party E notified representatives of KBW that Party E was unlikely to be able to meaningfully improve the terms of the Party E July 23 Proposal.

On August 7, 2025, at the direction of the SWK Board, Mr. Staggs met with Mr. Carlson to review the terms of the RWAY August 6 Proposal and to evaluate whether the improved cash-and-stock mix implied by the RWAY August 6 Proposal was sufficient to alter Mr. Carlson’s support for the Party E July 23 Proposal. At the meeting, Mr. Carlson conveyed to Mr. Staggs that the Carlson Funds would support the SWK Board’s recommendation as between the RWAY August 6 Proposal and the Party E July 23 Proposal.

Later that day, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, the SWK Board discussed the impact of the improved cash-and-stock mix represented by the RWAY August 6 Proposal on the RWAY July 17 Proposal Considerations, the Party E July 23 Proposal Considerations, the Party B July 25 Proposal Considerations and the Other Considerations, and Mr. Staggs provided the SWK Board with an update concerning his conversation with Mr. Carlson earlier that day. The SWK Board also discussed that based on SWK senior management’s latest estimates, the RWAY August 6 Proposal represented a valuation of $17.75 per share relative to the per-share value of the Party B July 25 Proposal and the Party E July 23 Proposal of $16.59 and $16.31 per share, respectively (or $21.75, $20.59 and $20.31, respectively, as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock). Following discussion, the SWK Board determined that the improvements represented by the RWAY August 6 Proposal led the SWK Board to conclude that RWAY August 6 Proposal represented the highest overall value to stockholders in light of the various considerations reviewed by the SWK Board. The SWK Board then directed SWK senior management to notify Party E that SWK would be withdrawing from negotiations regarding the terms of an Exclusivity Agreement and term sheet for the Party E July 23 Proposal and authorized SWK senior management to negotiate with RWAY to enter into up to 30 business days of exclusivity with respect to the RWAY August 6 Proposal.

On August 8, 2025, RWAY and SWK entered into an exclusivity agreement providing for a 30 business day exclusivity period, which was due to expire at 11:59 p.m. on September 22, 2025.

Over the next two weeks, members of RWAY and SWK management engage in due diligence discussions concerning the Finance Receivables portfolio and other assets and liabilities of SWK.

On August 22, 2025, representatives of Simpson Thacher & Bartlett LLP, legal counsel to RWAY (“STB”) sent an initial draft of the Merger Agreement to representatives of Goodwin. The Merger Agreement provided for an exchange ratio calculation that valued SWK’s NAV after deducting a number of liabilities in addition to SWK’s legal and financial advisory transaction expenses, including the value of SWK’s deferred tax assets, costs associated with calling SWK’s outstanding bonds, liabilities related to the termination of outstanding lease agreements, costs associated with RWAY obtaining a representation and warranty insurance policy, the premium for SWK’s D&O tail insurance policy and cost-sharing with respect to RWAY’s fees and expenses in preparing a registration/proxy statement and making the required U.S. antitrust filing (the “NAV Deductions”). The draft Merger Agreement also included, among other things, (1) a

“no-shop” provision requiring SWK to cease solicitation of alternative proposals following the execution of the Merger Agreement, (2) the ability of SWK, under certain circumstances, to negotiate with counterparties in connection with a superior proposal, change its recommendation in support of the Merger Agreement and/or terminate the Merger Agreement in order to accept a superior proposal, (3) a “force-the-vote” provision requiring SWK to hold a stockholder meeting to approve the proposed transaction with RWAY regardless of whether the SWK Board had changed its recommendation in support of the Merger Agreement, and (4) a termination fee of an unspecified size, payable by SWK under certain circumstances (a “Company Termination Fee”), plus an obligation on the part of SWK to reimburse RWAY for its transaction expenses if SWK stockholder approval is not obtained (a “Parent Expense Reimbursement Obligation”).

On August 27, 2025, the SWK Board held a regularly scheduled meeting of the SWK Board, at which members of SWK senior management and representatives of Goodwin were present by invitation. In addition to general topics for discussion at the meeting, Mr. Staggs provided the SWK Board with an update on the status of negotiations with RWAY and the material terms of the draft Merger Agreement provided by STB, including SWK management’s initial estimates of the impact of the NAV Deductions on its initial analysis of the overall value of the RWAY August 6 Proposal as well as the other material terms set forth in the proposed draft of the Merger Agreement.

On August 30, 2025, representatives of STB sent an initial draft of the Key Stockholder Agreement to representatives of Goodwin, which provided for, among other things, a commitment on the part of the Carlson Funds to vote their respective shares of SWK Common Stock in favor of the transactions contemplated by the draft Merger Agreement, and against competing transactions unless the Merger Agreement was terminated.

On September 2, 2025, representatives of Goodwin sent a revised draft of the Merger Agreement to representatives of STB, which draft reflected, among other things, (1) the removal of all proposed NAV Deductions as contemplated by STB’s proposed draft Merger Agreement other than deductions to NAV for SWK’s legal and financial advisory expenses; (2) the removal of the “force the vote” provision and (3) a proposed Company Termination Fee of 2% of the transaction equity value and the removal of the Parent Expense Reimbursement Obligation.

On September 4, 2025, after consultation with legal counsel for the Carlson Funds, representatives of Goodwin sent a revised draft of the Key Stockholder Agreement to representatives of STB, which provided for, among other things, the removal of the Carlson Funds’ voting obligation in favor of the proposed Merger Agreement if the SWK Board makes an adverse recommendation change under the Merger Agreement.

On September 8, 2025, representatives of STB sent a revised draft of the Merger Agreement to representatives of Goodwin, which draft reflected, among other things, (1) the reinsertion of the full scope of NAV Deductions proposed by STB’s August 22 draft of the Merger Agreement; (2) the reinsertion of the “force-the-vote” provision; and (3) a Company Termination Fee equal to 3.5% of the transaction equity value.

On September 10, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, members of SWK senior management provided an update concerning the status of discussions and negotiations with RWAY and the key open issues in the draft Merger Agreement.

Over the course of the following week, representatives of Goodwin and members of SWK senior management engaged in discussions with representatives of STB and representatives of RWAY to discuss the open issues presented by STB’s September 8 draft of the Merger Agreement, including the impact to the SWK Board’s assessment of the proposed transaction value based on the proposed NAV Deductions and the parties’ expectations concerning how NAV would be calculated for purposes of determining the final merger consideration. During this period the SWK Board also held a meeting to review the status and progress of such discussions with members of SWK senior management, at which representatives of Goodwin and KBW were present by invitation.

On September 18, 2025, representatives of Goodwin sent a revised draft of the Merger Agreement to representatives of STB, which draft reflected, among other things, (1) the removal of all NAV Deductions other than SWK’s legal and financial advisory fees and the cost of procuring a directors’ and officers’ tail insurance policy; (2) the introduction of a lower collar on the value of SWK’s NAV for purposes of determining the final merger consideration, equal to $7 million less than SWK’s GAAP carrying value of its portfolio assets as of the closing of the proposed transaction (the “Lower Collar”); and (3) the removal of the “force-the-vote” provision, which Goodwin indicated would be accompanied by the removal of the separate termination right in the event of an adverse recommendation change by the SWK Board under the Key Stockholder Agreement.

On September 22, 2025, representatives of STB sent a revised draft of the Merger Agreement to representatives of Goodwin, which draft reflected, among other things, (1) acceptance of SWK’s proposed scope of NAV Deductions, subject to the inclusion of SWK’s proxy statement expenses and certain executive severance costs, (2) a commitment on the part of the Adviser, to fund up to $2 million of additional merger consideration in the event that the Lower Collar exceeds SWK’s closing NAV as determined pursuant to the Merger Agreement by more than $2 million, as well as a mutual closing condition that SWK’s closing NAV as determined pursuant to the Merger Agreement must not be less than the Lower Collar (the “Lower Collar Closing Condition”); (3) the reinsertion of the “force-the-vote” provision; and (4) a “diligence out” provision allowing RWAY to terminate the Merger Agreement if certain due diligence information is not provided to the satisfaction of RWAY prior to the Closing.

In the afternoon of September 22, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. The SWK Board discussed the status of discussions with RWAY and the key issues presented by STB’s September 22 draft of the Merger Agreement in light of the pending expiration of the exclusivity period, which was expected to expire at 11:59 p.m. that evening. The SWK Board authorized SWK senior management to negotiate for one 24-hour extension of the exclusivity period with RWAY if RWAY agreed (1) to remove the “force-the-vote” provision in the Merger Agreement, (2) to exclude any executive severance obligations from the calculation of the NAV Deductions and (3) to remove any “diligence out” termination right in the Merger Agreement. SWK management then met with representatives of RWAY to outline the proposed terms of an exclusivity extension.

Later that day, representatives of RWAY communicated to members of SWK senior management that RWAY was prepared to accept SWK’s positions regarding the Merger Agreement as described earlier in the day, provided that the parties would agree to split certain executive severance obligations and that RWAY would not be in a position to sign the definitive agreement until certain critical due diligence items were resolved.

In the morning of September 23, 2025, at the direction of the SWK Board, SWK and RWAY agreed to an extension of exclusivity for an additional 24 hours, until 11:59 p.m. on September 23, 2025.

Later that evening, representatives of Goodwin sent a revised draft of the Merger Agreement to representatives of STB, which draft reflected, among other things, (i) the removal of the “force-the-vote” provision; (ii) the removal of the “diligence out” termination right under the Merger Agreement and (iii) that the Lower Collar Closing Condition would be a unilateral condition for the benefit of SWK and not for the benefit of RWAY. The exclusivity period expired that evening at 11:59 p.m. and was not extended.

On September 24, 2025, representatives of Goodwin, STB and RWAY, as well as members of SWK senior management, engaged in an “all hands” discussion to resolve the final open items in the Merger Agreement. Later that day, representatives of STB sent a proposed final draft of the Merger Agreement to representatives of Goodwin, which reflected RWAY’s agreement with SWK’s position on the material issues presented by Goodwin’s September 23 draft of the Merger Agreement.

Over the course of the next several days, representatives of Goodwin and representatives of STB exchanged drafts of the Merger Agreement and disclosure letters and members of SWK senior management met regularly with representatives of RWAY to review outstanding due diligence issues.

On September 26, 2025, representatives of RWAY provided Mr. Staggs via email with the proposed terms of a consulting agreement to be entered into between Mr. Staggs and RWAY in connection with the signing of the Merger Agreement. After receipt of the proposal, Mr. Staggs did not engage in further discussions with RWAY concerning the terms of such proposal prior to the signing of the Merger Agreement.

On September 29, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin were present by invitation. The participants discussed the status of RWAY’s due diligence activities, including the anticipated timeline for resolution of critical diligence items, as well as whether discussions with Party E should be reinitiated given the expiration of exclusivity with RWAY and RWAY’s delay in resolving open due diligence issues. The SWK Board also discussed the terms of the consulting agreement received by Mr. Staggs on September 26 and the SWK Board directed Mr. Staggs not to engage in discussions regarding his post-closing employment or service with RWAY until otherwise determined by the SWK Board.

On September 30, 2025, Mr. Staggs met with Mr. Carlson to provide an update concerning the status of the transaction with RWAY. At the meeting, Mr. Carlson expressed interest in exploring whether Party E would be interested in making an updated bid to the Party E July 23 Proposal, in light of RWAY’s delay in resolving open due diligence items and the overall market outlook for BDCs and the private credit market generally.

Later that day, at the direction of the SWK Board, Mr. Staggs and a representative of Party E senior management met to discuss Party E’s interest in potentially re-engaging with SWK with respect to a potential transaction between the parties. The Party E representative expressed interest in submitting an updated proposal.

On October 1, 2025, members of SWK management met with representatives of Party E to review the current status of SWK’s Finance Receivables portfolio and relevant valuation metrics.

On October 2, 2025, Mr. Staggs and RWAY’s Chief Investment Officer, Greg Griefeld, met to discuss the status of the potential transaction between RWAY and SWK. At the meeting, Mr. Griefeld notified Mr. Staggs that all open due diligence issues had been favorably resolved and the RWAY Board was prepared to move forward with signing the Merger Agreement. Later that day, Mr. Staggs and Mr. Carlson met to discuss the status of recent discussions with Party E and with RWAY.

On October 3, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. The SWK Board discussed the recent decline in RWAY’s stock price and the overall market outlook for BDCs and the private credit market generally, as well as the status of Party E’s efforts to provide a refreshed proposal for a transaction involving SWK. Following discussion, the SWK Board determined that it would be in the best interest of SWK stockholders to refrain from entering into the Merger Agreement with RWAY until Party E was able to make a revised proposal.

Later that day, at the direction of the SWK Board, Mr. Staggs notified representatives of RWAY that SWK had decided to explore a potential alternative proposal given the lapse in exclusivity with RWAY and that the SWK Board saw the need for meaningful financial improvements to RWAY’s proposal given current market conditions and the passage of time since entering into exclusivity with RWAY. Mr. Staggs also held discussions with representatives of Party E senior management during which the Party E representatives provided a verbal overview of the expected terms of Party E’s refreshed proposal, which the Party E representatives committed to providing in writing within the next 48 hours.

On October 5, 2025, Party E submitted a written proposal to acquire substantially all of SWK’s Finance Receivables portfolio for an aggregate cash purchase price based on core asset valuations ranging between 23.5% of GAAP asset value for non-performing loans included within the portfolio to 97.1% of GAAP asset value for performing loans included within the portfolio (the “Party E October 5 Proposal”). The Party E October 5 Proposal was subject to Party E’s final internal approval process, which was expected to be received by October 10, 2025, and noted that Party E expected to be in a position to sign a definitive agreement with SWK within 30 days. The Party E October 5 Proposal was estimated by SWK senior management to represent approximately $17.40 per share of SWK Common Stock ($21.40 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), based on the proposed adjustments to NAV implied by the terms of Party E’s offer as well as management’s assumptions regarding necessary cash reserves for post-closing liquidation and wind-down activities. At this time, Party E also requested that SWK enter into exclusivity with Party E and delivered a draft exclusivity agreement for SWK’s review.

Also on October 5, 2025, members of the SWK Board met with Mr. Carlson to discuss the Party E October 5 Proposal relative to the terms of the proposed Merger Agreement with RWAY. Members of the SWK Board and Mr. Carlson discussed the fact that Party E’s all-cash bid may be more favorable than the RWAY proposal under current market conditions.

Later that day, at the direction of the SWK Board, Mr. Staggs notified representatives of RWAY that SWK would evaluate “best and final” proposals by October 10, 2025. Mr. Staggs also notified members of Party E senior management that SWK was expecting a revised proposal from an alternative bidder on October 10, 2025 and that any subsequent offer made by Party E should be Party E’s “best and final” proposal. The representative of Party E notified Mr. Staggs at this time that the Party E October 5 Proposal likely represented the best offer reasonably available from Party E.

On October 7, 2025, RWAY delivered a written proposal to SWK agreeing to increase the terms of its offer by an additional $6 million in the aggregate in the form of a guaranteed cash payment from the Adviser (the “RWAY October 7 Proposal”). Based on estimates by SWK senior management, the RWAY October 7 Proposal represented a transaction value equivalent to $18.23 per share ($22.23 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock) and a 75% cash / 25% stock mix.

On the morning of October 8, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. The SWK Board discussed the terms of the RWAY October 7 Proposal relative to the Party E October 5 Proposal, including in light of the RWAY July 17 Proposal Considerations (as adjusted for the revised financial terms of the RWAY October 7 Proposal), the Party E July 23 Proposal Considerations (as adjusted for the revised financial terms of the Party E October 5 Proposal) and the Other Considerations. The SWK Board discussed that the revised terms of the RWAY October 7 Proposal represented meaningful incremental value to SWK stockholders but would require additional improvement for the SWK Board to move forward with a transaction with RWAY. Following discussion, the SWK Board directed SWK senior management to solicit feedback from Mr. Carlson concerning the Party E October 5 Proposal and the RWAY October 7 Proposal.

Later that day, members of SWK senior management met with Mr. Carlson to discuss the Party E October 5 Proposal and the RWAY October 7 Proposal, during which Mr. Carlson indicated that he supported the SWK Board’s proposal to seek additional improvement to the RWAY proposal.

In the early evening of October 8, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. At the meeting, the SWK Board continued to discuss the considerations discussed earlier in the day and feedback from Mr. Carlson was reviewed. The SWK Board then directed SWK senior management to notify representatives of RWAY that SWK would be prepared to move towards a signing of the definitive Merger Agreement within the next 24 hours if RWAY and the Adviser agreed to increase the Adviser’s guaranteed cash payment by an additional $3 million in the aggregate.

Immediately following the SWK Board meeting, Mr. Staggs met with a representative of RWAY senior management to signal the SWK Board’s willingness to move forward on the basis of the terms discussed at the SWK Board meeting that evening.

Later that evening, RWAY delivered a written proposal agreeing to increase the terms of its RWAY October 7 Proposal by an additional $3 million in the aggregate, which represented a total guaranteed cash payment from the Adviser of $9 million (the “RWAY October 8 Proposal”). Based on management estimates, the RWAY October 8 Proposal represented aggregate transaction consideration equivalent to $18.45 per SWK share ($22.45 per share as adjusted for the $4.00 cash dividend declared in respect of shares of SWK Common Stock), with a 75% cash / 25% stock mix, assuming that all SWK stockholders entitled to the consideration elect the cash consideration (and the applicable pro rata adjustment mechanism would apply).

Also, in the evening of October 8, 2025, Mr. Staggs met with Mr. Carlson to review the RWAY October 8 Proposal and ascertain Mr. Carlson’s willingness to move forward with a potential transaction on the basis of the RWAY October 8 Proposal. At the meeting, Mr. Carlson conveyed to Mr. Staggs that the Carlson Funds would support the SWK Board’s recommendation as it relates to the RWAY October 8 Proposal.

Late in the evening of October 8, 2025, representatives of Goodwin sent representatives of STB a revised draft of the Merger Agreement, reflecting, among other things, (1) the addition of the $9 million guaranteed cash payment from BCP, (2) a reduction in the Lower Collar amount from $7 million to $5 million and (3) a requirement that the NAV Deductions exclude any severance expense.

On the morning of October 9, 2025, the SWK Board held a meeting at which members of SWK senior management and representatives of Goodwin and KBW were present by invitation. Representatives of Goodwin provided a status update regarding negotiations with RWAY. Representatives of Goodwin also reviewed the disclosures provided by KBW regarding KBW’s investment banking and financial advisory services to RWAY during the preceding two-year period. Following review of this information, the SWK Board concluded that the disclosed information did not cause the SWK Board to believe that KBW’s ability to continue to act effectively as financial advisor to SWK was affected. KBW then reviewed the financial aspects of the proposed transaction, which review included financial analyses performed by KBW, and rendered an opinion to the SWK Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the aggregate consideration (defined in KBW’s opinion as the aggregate stock consideration assumed to be approximately 5.5 million shares of RWAY common stock, the aggregate cash consideration assumed to be approximately $159.1 million and the guaranteed cash payment of $9,000,000 by the Adviser, taken together) in the First Merger was fair, from a financial point of view, to the holders of SWK Common Stock, collectively as a group. One of the financial analyses performed by KBW utilized long-range projections prepared by SWK’s management covering six fiscal years (or portions thereof) assuming SWK pursues a long-term wind-down and liquidation scenario of its portfolio assets, as further described in the section entitled “The Mergers—Certain Prospective Financial Information”) (the “Wind-Down Projections”). Representatives of Goodwin then discussed with the SWK Board the material terms of the Merger Agreement. Following additional discussion and consideration of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement (including the factors described in the section entitled “The Mergers—Board Recommendation; Reasons for the Merger”), the SWK Board unanimously (i) approved and adopted the Merger Agreement and the transactions contemplated thereby, (ii) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of SWK and its stockholders, (iii) directed that the adoption of the Merger Agreement be submitted to a vote of the SWK stockholders and (iv) resolved to recommend that SWK stockholders adopt the Merger Agreement and direct that such matter be submitted for consideration of SWK stockholders at a special meeting of the stockholders.

Immediately following the closing of trading of the U.S. stock markets on October 9, 2025, the parties executed the Merger Agreement and related agreements (including the Key Stockholder Agreement with the Carlson Funds) and SWK and RWAY issued a joint press release announcing the execution of the Merger Agreement.

For more information concerning the terms and provisions of the Merger Agreement as negotiated by the parties, see the section entitled “Description of the Merger Agreement” of this proxy statement/prospectus.

Board Recommendation; Reasons for the Mergers

RWAY Reasons for the Mergers

At various telephonic RWAY Board meetings, the RWAY Board considered the approval of the Mergers and the Merger Agreement. In connection with its consideration, the RWAY Board requested that RWAY management provided information regarding the proposed Mergers, SWK, and the anticipated effects of the Mergers on RWAY and RWAY Stockholders, both immediately after the Mergers and over the longer-term assuming that some or all of the anticipated benefits of the Mergers are realized. Over the course of its review of the materials and information provided and its consideration of the Mergers, the RWAY Board consulted with their legal adviser, STB, as well as RWAY’s management. The RWAY Board considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The RWAY Board considered numerous factors, including the ones described below, in connection with their consideration and approval of the Mergers. On October 9, 2025, the RWAY Board unanimously determined that the Mergers are in the best interests of RWAY and in the best interests of RWAY Stockholders.

In considering the Mergers, the RWAY Board reviewed comparative information about RWAY and SWK including, among other items: (1) their investment objectives, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of SWK that were not currently held by RWAY; (3) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (4) their short-term and long-term investment performance history and financial results; and (5) the amount of past dividends, distributions and expenses and the anticipated effect of the Mergers on future NII. In addition, the RWAY Board reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to RWAY as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the Combined Company over the shorter and longer-term.

The RWAY Board weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on RWAY and RWAY Stockholders and with respect to the potential benefits that could be experienced by the Combined Company after the Mergers. Some of the material factors considered by the RWAY Board that assisted them in concluding that the Mergers are in the best interests of RWAY and RWAY Stockholders included, among others:

Increased Scale and Diversification

The RWAY Board considered the significant increase in scale expected as a result of the proposed Mergers and that there are various possible advantages to the larger size of the Combined Company. RWAY net assets on a pro forma basis are expected to increase to approximately $70.6 million, and a pro forma increase in total assets to approximately $278.4 million, based on balance sheet data of each company as of September 30, 2025, assuming leverage remains constant on pro forma basis and excluding any estimated transaction costs or potential special dividend payments. This increase in size could potentially allow for greater participation in investments and scale. The proposed Mergers would also increase RWAY’s total investments by $263.5 million (based on September 30, 2025 data), meaningfully increasing the Combined Company’s scale.

The RWAY Board considered that a combined portfolio would result in more diversification based on number of portfolio companies and position size, and that diversification is key to risk mitigation for a BDC. Diversification reduces the reliance on the success of one singular investment, and the proposed Mergers strengthen that effort.

Acquisition of a Known, High-Quality Portfolio of Assets

The RWAY Board considered that RWAY and SWK employ a similar investment strategy, and are subject to substantially similar risks, and that each of RWAY and SWK focus on investments in middle market companies. The RWAY Board concluded that the combination of two known, diversified portfolios of investments, constructed and managed by affiliated investment advisers, will facilitate portfolio consolidation and meaningfully mitigate potential integration risk.

Strong Combined Portfolio Company Metrics

The RWAY Board considered that a combined portfolio would result in approximately $1.2 million of investments on a pro forma basis based on balances as of September 30, 2025. The asset mix of the Combined Company would be comprised of approximately 91.5% of first lien debt, 1.8% of second lien debt, 1.1% in a joint venture, 3.4% in equity positions, 1.8% in warrants, and 0.4% in royalties based on data as of September 30, 2025.

Greater Access to Debt Markets and Financing Cost Savings

The RWAY Board discussed how the Combined Company may create potential for more diverse funding sources and create financing cost savings over time. The RWAY Board noted the potential advantages of increased scale when issuing debt.

Accretive to RWAY NII

The RWAY Board considered the earnings profile of RWAY and the potential earnings profile of the Combined Company while evaluating the Mergers and determined that the Mergers would be accretive to RWAY’s NII. The RWAY Board considered the lower expense profile the Combined Company could have, through optimizing its financing structure, lowering financing costs from scale over time, and eliminating redundant professional services and corporate expenses which would outweigh any increased expenses in the short-term. Additionally, the RWAY Board determined that RWAY’s NII could benefit further from incremental portfolio-level yield from the asset mix of the Combined Company. The RWAY Board concluded that a combined company would have an advantageous NII return profile compared to RWAY alone as a result.

Investment Strategies and Risks of Both Companies

The RWAY Board also evaluated the effect of the proposed Mergers on RWAY’s investment objectives. The RWAY Board reviewed both RWAY’s and SWK’s investment program and acknowledged that they have similar investment objectives and substantially similar strategies and risks pertaining to the healthcare and life sciences sectors.

In the course of their deliberations, the RWAY Board also considered a variety of risks and certain potentially negative factors that could cause the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

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Failure to Close. The Mergers may not be completed or completion may be unduly delayed for reasons beyond the control of RWAY or SWK, including an inability to obtain the required SWK Stockholder Approval.
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Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect SWK’s business.
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Restrictions on Conduct of Business. The restrictions on the conduct of RWAY’s business prior to completion of the Mergers, requiring RWAY to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent RWAY from undertaking certain business opportunities that may arise pending completion of the Mergers.
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Fees Associated with the Mergers. RWAY will be responsible for a proportion of the fees and expenses incurred by RWAY and SWK in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement in accordance with the terms of the Merger Agreement.
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Litigation Risk. Mergers of publicly traded companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from RWAY’s business.
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Other Risks. There are various other risks associated with the Mergers and the business of RWAY and the Combined Company described in the section entitled “Risk Factors” and in the section entitled “Special Note Regarding Forward-Looking Statements.”

The above discussion of the information and factors that the RWAY Board considered in making their decisions is not intended to be exhaustive, but includes the material benefits, risks and other factors considered by the RWAY Board. Because of the wide variety of factors considered in connection with the evaluation of the Mergers and Merger Agreement and the complexity of those matters, the RWAY Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the RWAY Board may have given different weights to different factors.

SWK Board Recommendation

The SWK Board has unanimously approved the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), determined the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) advisable and directed that such matters be submitted to SWK Stockholders for approval. After careful consideration the SWK Board unanimously approved the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) determined the Merger Agreement and the other transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable and unanimously recommends that SWK Stockholders vote "FOR“ each of the Proposals.

SWK Reasons for the Mergers

The SWK Board carefully considered the approval of the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) over the course of various telephonic and video conference meetings. To facilitate the SWK Board’s consideration, SWK’s management provided the SWK Board with various materials and information regarding SWK and RWAY as more fully discussed in the section entitled “The Mergers – Certain Prospective Financial Information.”

Throughout the process of reviewing the materials and information provided and considering the Mergers, the SWK Board conferred with management of SWK as well as SWK’s outside legal and financial advisors. The SWK Board considered the terms of the Merger Agreement, their duties under state and federal law in considering and ultimately approving the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure). The SWK Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure). On October 9, 2025, the SWK Board unanimously determined that the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable, fair to and in the best interests of SWK and SWK Stockholders.

The SWK Board weighed various potential benefits and risks in considering the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), both with respect to the immediate effects of the Mergers on SWK and SWK Stockholders and with respect to the potential benefits and risks that could be experienced by the Combined Company after the Mergers. Some of the factors (which are not in any relative order of importance) considered by the SWK Board that assisted it in concluding that the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are in the best interests of SWK and SWK Stockholders included, among others:

Most Attractive Strategic Alternative

The view of the SWK Board that the proposed transaction with RWAY was the most attractive strategic alternative available to SWK and SWK Stockholders, including in comparison to the alternative of winding down SWK’s business and operations. In this regard, the SWK Board considered:

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the fact that the SWK Board, with the assistance of SWK’s advisors, conducted a full and robust process to explore strategic alternatives and reviewed a range of options, including continuing to operate SWK on a standalone basis, pursuing a full liquidation of SWK and various sale/merger transactions, including a stock sale, asset sale, merger or reverse merger, as well as other strategic transactions;
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its belief, based on the robust and competitive strategic process, the course of negotiations with RWAY and the premium relative to the standalone price of SWK Common Stock, that the Per Share Merger Consideration and Per Share Guaranteed Cash Payment was the maximum consideration that RWAY and the Adviser would be willing to offer, and its belief that prolonging the discussions with RWAY or continuing to solicit interest from additional third parties would be unlikely to lead to a better offer and could have resulted in the loss of RWAY’s proposed offer;
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its belief that the proposed transaction with RWAY would result in the greatest value to SWK Stockholders relative to other alternative strategic transactions considered by the SWK Board and reasonably available to SWK;
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its belief that entering into the Merger Agreement with RWAY provided the best alternative for maximizing stockholder value reasonably available to SWK and SWK Stockholders when compared to other strategic alternatives considered by the SWK Board and reasonably available to SWK, including (i) pursuing business combinations with entities other than RWAY, (ii) pursuing a full liquidation and wind down of SWK’s business and operations, and (iii) continuing to operate SWK on a standalone basis;

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the fact that a significant portion of SWK’s net operating loss carryforwards are scheduled to expire within the next several years, which is expected to increase SWK’s cost of capital and could therefore negatively impact SWK’s results of operations;
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the cash/stock election feature of the merger consideration, which offers SWK Stockholders an opportunity to participate post-closing in the potential growth and success of the Combined Company through the stock component of the merger consideration or to realize immediate and certain value for their investment through the cash component of the merger consideration, in each case, subject to a proration adjustment mechanism;
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the commitment of the Adviser to pay the Per Share Guaranteed Cash Payment, which provides certainty of value for a material portion of the Total Per Share Consideration which will not be subject to adjustment based on changes in the net asset value (“NAV”) of SWK or RWAY before the completion of the Mergers;
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the relationship of the Merger Consideration to the trading price of SWK Common Stock, including that based on the closing price of RWAY Common Stock on October 8, 2025 (the last trading day before the announcement of the Merger Agreement), the estimated Per Share Merger Consideration implied a premium of 28% over the closing price of SWK Common Stock on October 8, 2025 (the last trading day before the announcement of the Merger Agreement); and
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the fact that the Exchange Ratio will be determined based on SWK’s and RWAY’s respective NAVs at the Closing, in accordance with third-party valuations and negotiated procedures set forth in the Merger Agreement as more fully described in the section entitled “Summary of the Mergers – Merger Consideration” rather than determined by the respective stock prices of SWK Common Stock and RWAY Common Stock at the Closing and therefore will not be directly adversely impacted by any market fluctuations in the value of SWK Common Stock and RWAY Common Stock during the period between the signing and closing of the Mergers.

Strategic Considerations and Synergies

The SWK Board considered the synergies and other benefits expected from the Mergers such as:

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based on the outstanding shares and relative NAV of SWK Common Stock and RWAY Common Stock outstanding (each as adjusted for expected transaction expenses), as of September 30, 2025 with respect to SWK, current SWK Stockholders would own approximately 13.5% of the outstanding shares of RWAY Common Stock immediately following the completion of the Mergers;
•
the Combined Company will be externally managed by the Adviser and is expected to have total assets in excess of $1,241.8 million, and NAV of approximately $560.1 million (based on RWAY’s and SWK’s respective NAV as of September 30, 2025, and taking into account estimated transaction expenses and certain post-closing adjustments);
•
following the Mergers, SWK Stockholders who continue to hold shares of the Combined Company following the Closing are expected to benefit from (i) access to the full range of resources of the Adviser, (ii) investment opportunities consisting of the same investment strategy originated through the Adviser platform, and (iii) the utilization of the Adviser’s resources, including relationships and institutional knowledge from the Adviser’s long-term experience in private market investing;
•
the complementary nature of SWK’s and RWAY’s businesses and the opportunity created by the transaction to enhance the capabilities of the Combined Company to operate more effectively and efficiently by employing the best practices of each company and leveraging economies of scale;
•
the fact that, as a result of the Mergers, certain redundant professional services and other corporate expenses are expected to be eliminated or reduced, which would reduce the potential expenses of the Combined Company as compared to the aggregate expenses of RWAY and SWK on a standalone basis;
•
SWK’s knowledge of RWAY’s business, operations, operating results, financial condition, strategy and future prospects and historical and current trading prices of RWAY Common Stock taking into account the results of SWK’s due diligence review of RWAY;
•
the potential opportunity for SWK Stockholders to participate in a more diversified business profile, the potential to realize the long-term benefit of both SWK’s and RWAY’s investment opportunities, the potential to obtain accelerated profitability through anticipated revenue growth and the realization of synergies;
•
the current industry, economic and market conditions and trends in the markets in which RWAY competes and the macroeconomic environment generally; and
•
the availability of statutory appraisal rights under Delaware law in connection with the First Merger for SWK Stockholders who timely and properly exercise such rights in compliance with Section 262 of the DGCL and the absence of any closing conditions in the Merger Agreement related to the exercise of appraisal rights by SWK Stockholders.

Favorable Terms of the Merger Agreement

As more fully described in the section entitled “Description of the Merger Agreement,” the SWK Board carefully reviewed the structure of the proposed Mergers and the other terms of the Merger Agreement, including but not limited to:

•
the belief that the Merger Agreement includes customary terms, including customary non-solicitation, closing and termination provisions;
•
the fact that the consideration and negotiation of the Merger Agreement was conducted through extensive arm’s-length negotiations under the oversight of the SWK Board, which is composed solely of independent directors;
•
the ability of SWK to, subject to specified limitations, (i) engage or participate in negotiations or discussions with, or furnish any information and other access to unsolicited third parties making an Inquiry or a Competing Proposal under certain circumstances and, ultimately, (ii) change its recommendation that SWK Stockholders adopt the Merger Agreement and vote “FOR” the Merger Proposal, and (iii) terminate the Merger Agreement in order for SWK to enter into a definitive agreement with respect to a Superior Proposal, subject to compliance with the procedural terms and conditions set forth in the Merger Agreement, including the payment of the Termination Fee, as further discussed in the sections entitled “Description of the Merger Agreement —No Solicitation,” “Description of the Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Termination Fee and Expenses”;
•
the expectation of the SWK Board that the Mergers will be consummated, based on, among other things, the limited number of conditions to the Mergers, including the fact that the Termination Date of the Merger Agreement is April 7, 2026, which the SWK Board expects to allow for sufficient time to satisfy all required conditions to consummate the Mergers, and the fact that the Carlson Funds have entered into a Key Stockholder Agreement with SWK such that the covered shares of SWK Common Stock owned by the Carlson Funds will be voted in favor of the Merger, contributing to the likelihood of obtaining the required stockholder approval for the Merger;
•
the fact that SWK’s obligation to complete the Mergers is subject to the condition that the Lower Collar Amount does not exceed the SWK Portfolio Asset Value, as further described in the section entitled “Description of the Merger Agreement — Conditions to Closing the Mergers”;
•
the fact that SWK’s obligation to complete the Mergers is not conditioned upon receipt of financing, and each of RWAY and the Adviser has represented that it will have sufficient cash or sources of cash to enable it to pay its respective amounts due at the Closing; and
•
RWAY Stockholder approval is not required for the Mergers, contributing to additional likelihood of closing the transaction with RWAY.

Opinion of Financial Advisor to SWK

The SWK Board considered the financial presentation, dated October 9, 2025, of KBW provided to and reviewed with the SWK Board and the opinion of KBW rendered to the SWK Board on October 9, 2025 as to, as of the date of the opinion, the fairness, from a financial point of view, to the holders of SWK Common Stock of the aggregate consideration (defined in KBW’s opinion as the aggregate stock consideration assumed to be approximately 5.5 million shares of RWAY common stock, the aggregate cash consideration assumed to be approximately $159.1 million and the Guaranteed Cash Payment of $9,000,000, taken together) in the First Merger, as more fully described below in the section entitled “The Merger — Opinion of Financial Advisor to SWK.” At the request of the SWK Board, KBW attended the special telephonic and video meeting of the SWK Board to provide the SWK Board with the opportunity to discuss KBW’s opinion.

Improved Access to Capital

The SWK Board considered how the Combined Company’s scale would be expected to improve access to more diverse, lower cost sources of capital compared to what SWK would be expected to obtain without the scale provided by the Mergers. For example, the larger scale of the Combined Company may allow the Combined Company to more efficiently manage credit facilities and reduce liability costs over time through increased scale. The SWK Board considered that a larger market capitalization for the Combined Company relative to SWK could reduce the pricing of future debt offerings than what may be negotiated by RWAY on a standalone basis.

Increased Scale and Potential for Improved Secondary Market Liquidity

The SWK Board considered that scale and liquidity advantages are expected to accrue to the Combined Company as a result of its larger size. The SWK Board also considered that shares of larger BDCs, like the Combined Company, tend to have higher average daily trading volumes, which would give existing SWK Stockholders more flexibility to manage their investments and would be expected to attract new investors, including institutional investors, seeking a more liquid stock than SWK provides on a standalone basis or would provide in a wind down scenario.

In the course of their deliberations, the SWK Board also considered a variety of risks and certain potentially negative factors that could cause the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

•
Changes in NAV. The fact that changes in the NAV of SWK and RWAY before the completion of the Mergers may affect the amount and composition of the total merger consideration to be received by SWK Stockholders, and changes in the market price of RWAY Common Stock may affect the market value of the Per Share Stock Consideration to be received by SWK Stockholders;
•
Failure to Close. The Mergers may not be completed or completion may be unduly delayed for reasons beyond the control of RWAY or SWK, including an inability to obtain the required SWK Stockholder Approval and failure to satisfy the conditions to completing the Mergers.
•
Regulatory Approval. It is possible that regulatory agencies may not approve the Mergers or may impose terms and conditions on their approvals that adversely affect the business and financial results of the Combined Company.
•
Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect SWK’s business.
•
Ability to Retain and Attract Key Personnel. The adverse impact that business uncertainty prior to the Effective Time could have on SWK’s and RWAY’s ability to attract, retain and motivate key personnel until the Effective Time.
•
Restrictions on Conduct of Business. The restrictions on the conduct of SWK’s business prior to completion of the Mergers, requiring SWK to conduct its business only in the ordinary course of business and in a manner consistent with past practice in all material respects, subject to specific limitations (as more fully described in the section entitled “Description of the Merger Agreement — Conduct of the Business Pending Completion of the Mergers”), could delay or prevent SWK from undertaking certain business opportunities that may arise pending completion of the Mergers.
•
Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of SWK to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Conduct of the Business Pending Completion of the Mergers”), which could have the effect of discouraging such proposals from being made or pursued.
•
Litigation Risk. Mergers of publicly traded companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from SWK’s business or potentially delay the Closing.
•
No Adjustment to Exchange Ratio for Stock Price Changes. The Exchange Ratio would not be adjusted to compensate for changes in the price of SWK Common Stock or RWAY Common Stock prior to the consummation of the Mergers, which may result in SWK Stockholders receiving Per Share Stock Consideration with a lower market value than such Per Share Stock Consideration anticipated at the announcement of the Mergers.
•
Minority Ownership Position in the Combined Company. The risks associated with SWK Stockholders holding a smaller percentage in the Combined Company (approximately 13.5%) than what SWK Stockholders currently own of SWK, which may reduce the influence that SWK Stockholders have on the management of the Combined Company.

•
Market Price of RWAY Common Stock. Upon completion of the Mergers and subject to such SWK Stockholder’s election and the adjustment mechanics set forth in the Merger Agreement, SWK Stockholders will become holders of RWAY Common Stock. The market price of RWAY Common Stock may fluctuate, potentially significantly, following completion of the Mergers. As a result, former SWK Stockholders could lose some or all of the value of their investment in RWAY Common Stock. In addition, any significant price or volume fluctuations in the stock market generally could have a material adverse effect on the market for, or liquidity of, the RWAY Common Stock received in the First Merger, regardless of the Combined Company’s actual operating performance.
•
Fees Associated with the Mergers. The fact that SWK has incurred and will continue to incur significant transaction costs and expenses in connection with the Mergers, regardless of whether the Mergers are consummated.

Other Risks. There are various other risks associated with the Mergers and the business of SWK and the Combined Company described in the section entitled “Risk Factors” in SWK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in SWK’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, which is incorporated by reference into this proxy statement/prospectus and in the section of this proxy statement/prospectus entitled “Special Note Regarding Forward-Looking Statements.”

This discussion of the information and factors that the SWK Board considered in making their decisions is not intended to be exhaustive, but includes the material benefits, risks and other factors considered by the SWK Board. Because of the wide variety of factors considered in connection with the evaluation of the Mergers and Merger Agreement and the complexity of those matters, the SWK Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the SWK the SWK Board may have given different weights to different factors.

The SWK Board consulted with KBW, acting as SWK’s financial advisor, regarding financial matters in connection with its evaluation of the financial terms of the Mergers. In addition, the SWK Board relied on their legal advisors for legal analysis in connection with the transactions contemplated by the Merger Agreement.

The SWK Board considered all of these factors and others as a whole and, on balance, determined the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable, fair to and in the best interests of SWK and SWK Stockholders and unanimously approved and adopted the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure).

Interests of the Directors and Executive Officers of SWK in the Mergers

Certain of SWK’s directors and executive officers may have financial interests in the Mergers that are different from, or in addition to, the interests of SWK Stockholders generally. The SWK Board was aware of these potential interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure), and to recommend that the SWK Stockholders adopt the Merger Agreement and approve the First Merger as more fully discussed in “The Mergers — Reasons for the Mergers – SWK Reasons for the Mergers.”

SWK’s current executive officers and their respective positions are as follows:

•
Joe D. Staggs, President & Chief Executive Officer
•
Adam Rice, Chief Financial Officer

SWK’s current directors (none of whom are an employee of SWK) are as follows:

•
Laurie Dotter
•
Jerry Albright
•
Robert K. Hatcher

Certain other individuals who served since the beginning of SWK’s last fiscal year would be considered executive officers or non-employee directors for purposes of this disclosure, but as former employees or directors of SWK, they are not entitled to the payments and benefits described below for the executive officers and non-employee directors in connection with the Mergers. None of the former executive officers or directors are receiving any compensation in connection with the Mergers. Accordingly, such former executive officers and non-employee directors are not included in this disclosure.

Treatment of Equity and Equity-Based Awards

SWK Restricted Stock Awards

Each SWK Restricted Stock Award that is outstanding and unvested as of the Effective Time, including those held by SWK’s directors and executive officers, will vest in full immediately prior to the Effective Time and each share of SWK Common Stock subject to an outstanding SWK Restricted Stock Award will be accelerated and cancelled in exchange for the right to receive the Total Per Share Consideration, subject to applicable withholding.

The following table sets forth, for each of SWK’s directors and executive officers, (1) the aggregate number of shares of SWK Common Stock subject to an outstanding SWK Restricted Stock Award held as of November 6, 2025 and (2) the estimated value that the directors and executive officers will receive in respect of such SWK Restricted Stock Awards in connection with the First Merger, calculated based on a per share price of SWK Common Stock of $18.45, which represents an estimate of the Total Per Share Consideration, based on the assumptions outlined in the section entitled “Quantification of Potential Payments and Benefits to SWK’s Named Executive Officers in Connection with the Mergers” below.

Name	Shares Subject to SWK Restricted Stock Awards	Value of SWK Restricted Stock Awards
Joe D. Staggs	66,534	$1,227,552
Adam Rice	13,729	$253,300
Non-Employee Directors
Laurie Dotter	3,858	$71,180
Jerry Albright	3,858	$71,180
Robert K. Hatcher	3,858	$71,180

Severance Entitlements

Each of SWK’s executive officers has entered into an employment agreement with SWK (each, an “Employment Agreement”). Each of the Employment Agreements provides for certain payments and benefits in connection with a “Change in Control” (as defined in the applicable Employment Agreement). The Mergers will qualify as a “Change in Control” under the Employment Agreements.

Joe D. Staggs

Pursuant to the terms of Mr. Staggs’s Employment Agreement, if his employment with SWK ceases due to a termination by SWK without Cause or resignation by him with Good Reason within one year following a Change in Control (as such terms are defined in his Employment Agreement), then Mr. Staggs will receive: (i) continued payment of his base salary for a period of 18 months following the date of his termination of employment, (ii) to the extent an annual bonus has been earned but not paid with respect to the fiscal year ended immediately prior to the cessation of Mr. Staggs’ employment, payment of such annual bonus; (iii) waiver or reimbursement of the cost of COBRA group health plan coverage for Mr. Staggs and his covered family members for 18 months following such termination of employment, and (iv) a pro rata annual bonus for the fiscal year in which Mr. Staggs’ termination of employment occurs based on actual results for such year.

Adam Rice

Pursuant to the terms of Mr. Rice’s Employment Agreement, if his employment with SWK is terminated by SWK within one year following a Change in Control (as defined in his Employment Agreement), then Mr. Rice will receive: (i) continued payment of his base salary for a period of 6 months following the date of his termination of employment, (ii) to the extent his annual bonus has been earned but not paid with respect to the fiscal year ended immediately prior to the cessation of his employment, payment of such annual bonus; (iii) waiver or reimbursement of the cost of COBRA group health plan coverage for Mr. Rice and his covered family members for up to 6 months following such termination of employment, and (iv) an amount equal to 50% of his annualized prior year bonus payment.

The severance benefits under the Employment Agreements are contingent upon the executive officer executing and not revoking a general release of claims in favor of SWK. The Employment Agreements also provide that payments and benefits payable to each executive officer will be reduced so that no portion of such payments and benefits are subject to the excise tax under Section 4999 of the Code, unless the executive officer would be better off on an after-tax basis receiving all such payments and benefits.

The estimated value of the severance payments and benefits for each of SWK’s executive officers is set forth below in the table entitled “— Quantification of Potential Payments and Benefits to SWK’s Named Executive Officers in Connection with the Mergers.”

New RWAY Arrangements

Certain of SWK’s executive officers may continue to provide services to RWAY or an affiliate thereof after the Effective Time and may enter into new agreements, arrangements or understandings with RWAY to set forth the terms and compensation of such service. As of the date of this proxy statement/prospectus, no such agreements, arrangements or understandings with RWAY exist.

Indemnification

Each of SWK’s executive officers and directors is entitled to the indemnification and insurance benefits in favor of SWK’s directors and executive officers, as described in more detail in “Description of the Merger Agreement — Indemnification.”

Quantification of Potential Payments and Benefits to SWK’s Named Executive Officers in Connection with the Mergers

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation that is based on or otherwise related to the Mergers for each of SWK’s named executive officers. Although Yvette Heinrichson, SWK’s former Chief Financial Officer, is a named executive officer for purposes of this disclosure, Ms. Heinrichson’s service relationship with SWK ended on February 13, 2024 and she does not hold any unvested SWK equity awards and does not have any interests in the Mergers except insofar as she may hold shares of SWK Common Stock. Accordingly, Ms. Heinrichson has been omitted from the table below.

The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table. For purposes of calculating such amounts, the following assumptions were used:

•
the implied price per share of SWK Common Stock is $18.45, which represents an estimate of the Total Per Share Consideration, based on (i) an estimate of the Closing SWK Net Asset Value, (ii) the estimated total stock consideration based on the closing price of RWAY Common Stock on October 8, 2025 and (iii) the estimated number of shares of SWK Common Stock outstanding at Closing;
•
the Effective Time occurs on January 1, 2026, which is the assumed date of the Effective Time solely for purposes of the disclosure in this section;
•
in accordance with the Merger Agreement, the employment of each of SWK’s named executive officers is terminated immediately prior to the Effective Time and, notwithstanding the terms of their Employment Agreements, in connection with such termination the named executive officers will receive the severance benefits described above in the section above titled “—Severance Entitlements.”
•
no named executive officer receives any additional equity grants on or prior to the Effective Time; and
•
no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the Effective Time, any additional compensation or benefits, except as described above.

Name	Cash(1)	Equity(2)	Perquisites/ Benefits(3)	Total
Joe D. Staggs	$1,300,000	$1,227,552	$27,000	$2,554,552
Adam Rice	$436,205	$253,300	$9,000	$698,505

(1)
Amounts shown reflect (i) the cash severance payments each named executive officer is eligible to receive pursuant to the Employment Agreements, as described in the section above titled “—Severance Entitlements.” These severance payments are “double-trigger” benefits as they will be paid to a named executive officer only if the named executive officer terminates employment (in Mr. Staggs’ case, terminates without Cause or resigns for Good Reason) in connection with the Mergers, subject to the execution and non-revocation of a general release of claims in favor of SWK.
(2)
Amounts shown reflect the value of accelerated vesting of unvested SWK Restricted Stock Awards held by the named executive officers. Such amounts are “single-trigger” benefits in that they will become payable upon the Effective Time in accordance with the terms of the Merger Agreement. For a description of the treatment of SWK Restricted Stock Awards in the Mergers, see the section above titled “—Treatment of Equity and Equity-Based Awards.”
(3)
Amounts shown reflect the current estimated cost of COBRA group health plan premiums for the named executive officers and their eligible dependents for 18 months (for Mr. Staggs) or 6 months (for Mr. Rice), as described in the section above titled “—Severance Entitlements.” These amounts are “double-trigger” benefits as they will be paid to the named executive officer only if the named executive officer terminates employment (in Mr. Staggs’ case, terminates without Cause or resigns for Good Reason) in connection with the Mergers, subject to the execution and non-revocation of a general release of claims in favor of SWK.

Employee Matters

The Merger Agreement provides that SWK will terminate the employment or service of each officer, director, employee or individual independent contractor or consultant of SWK (each, a “Service Provider”), including SWK’s executive officers, no later than immediately prior to the Effective Time, contingent upon the closing of the Mergers, and that SWK will deliver to each such Service Provider a release of claims in favor of SWK, RWAY, and their affiliates prior to the Effective Time, requiring signature no earlier than the date of Closing.

The Merger Agreement further provides that for the period commencing at the Effective Time and ending 12 months after the Effective Time, RWAY will provide to the employees of SWK who remain employed after the Effective Time with: (i) an annual base salary or wage rate and an annual target bonus opportunity (excluding equity-based compensation), if any, which are no less in the aggregate than the annual base salary or wage rate and annual target bonus opportunity (excluding equity-based compensation) provided by SWK immediately prior to the date of Closing; (ii) retirement, health and welfare benefits that are substantially similar in the aggregate to those provided by the Adviser to similarly situated employees of the Adviser; and (iii) severance benefits that are substantially similar to those provided by the Adviser to similarly situated employees of the Adviser.

Pursuant to the terms of the Merger Agreement, SWK will terminate any plan sponsored or maintained by SWK or any of its subsidiaries that is intended to be qualified under Section 401(a) and Section 401(k) of the Code, effective no later than the day immediately before the Closing.

Opinion of Financial Advisor to SWK

SWK engaged KBW to render financial advisory and investment banking services to SWK, including an opinion to the SWK Board as to the fairness, from a financial point of view, to the holders of SWK Common Stock, collectively as a group, of the aggregate consideration in the First Merger. SWK selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed transaction.

As part of its engagement, representatives of KBW attended the meeting of SWK Board held on October 9, 2025 at which the SWK Board evaluated the proposed transaction. At this meeting, KBW reviewed the financial aspects of the proposed transaction and rendered an opinion to the SWK Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the aggregate consideration (defined in KBW’s opinion as the aggregate stock consideration assumed to be approximately 5.5 million shares of RWAY Common Stock, the aggregate cash consideration assumed to be approximately $159.1 million and the Guaranteed Cash Payment of $9.0 million, taken together) in the First Merger was fair, from a financial point of view, to the holders of SWK Common Stock, collectively as a group. The SWK Board approved the Merger Agreement at this meeting.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the SWK Board (in its capacity as such) in connection with its consideration of the financial terms of the transaction. The opinion addressed only the fairness, from a financial point of view, of the aggregate consideration in the First Merger to the holders of SWK Common Stock, collectively as a group. It did not address the underlying business decision of SWK to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the SWK Board in connection with the transaction, and it does not constitute a recommendation to any holder of SWK Common Stock or any stockholder of any other entity as to how to vote or act in connection with the transaction or any other matter (including, with respect to holders of SWK Common Stock, what election any such stockholder should make with respect to receiving the Per Share Cash Consideration in lieu of the Per Share Stock Consideration), nor does it constitute a recommendation regarding whether or not any such stockholder should enter into a voting, stockholders’, or affiliates’ agreement with respect to the transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of SWK, with the consent of the SWK Board and without independent verification, KBW relied upon and assumed for purposes of its analyses and opinion, that the RWAY Per Share NAV would be $13.66 (as if the RWAY Per Share NAV were equal to the publicly reported June 30, 2025 net asset value per share of RWAY Common Stock) and the Closing SWK Net Asset Value would be approximately $234.6 million and that, as a result thereof, the aggregate stock consideration would be approximately 5.5 million shares of RWAY Common Stock and the aggregate cash consideration would be approximately $159.1 million.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of SWK and RWAY and bearing upon the transaction, including, among other things:

•
a draft of the Merger Agreement, dated October 8, 2025 (the most recent draft then made available to KBW);
•
the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of SWK;
•
the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 of SWK;
•
the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of RWAY;
•
the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 of RWAY;
•
certain other interim reports and other communications of SWK and RWAY provided to their respective stockholders; and
•
other financial information concerning the respective businesses and operations of SWK and RWAY furnished to KBW by SWK and RWAY or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•
the historical and current financial position and results of operations of SWK and RWAY;
•
the assets and liabilities of SWK and RWAY;
•
the nature and terms of certain other merger transactions and business combinations in the business development company industry;
•
a comparison of certain financial and stock market information for SWK and RWAY with similar information for certain other companies, the securities of which are publicly traded;
•
financial and operating forecasts and projections of SWK that were prepared by SWK management, provided to KBW and discussed with KBW by such management, and used and relied upon by KBW at the direction of such management and with the consent of the SWK Board; and
•
publicly available consensus “street estimates” of RWAY that were discussed with KBW by RWAY and Adviser management and used and relied upon by KBW based on such discussions, at the direction of SWK management and with the consent of the SWK Board.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the business development company industry generally. KBW also participated in discussions that were held with the management of SWK and the management of RWAY and Adviser regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of SWK and RWAY and such other matters as KBW deemed relevant to its inquiry. In addition, KBW considered the results of the efforts undertaken by SWK, with KBW’s assistance, to solicit indications of interest from third parties regarding a potential transaction with SWK.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to or discussed with KBW or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the management of SWK as to the reasonableness and achievability of the financial and operating forecasts and projections of SWK referred to above (and the assumptions and bases therefor), and KBW assumed that such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of such management. KBW further relied, with the consent of SWK management, upon RWAY and Adviser management as to the reasonableness and achievability of the publicly available consensus “street estimates” of RWAY referred to above (and the assumptions and bases therefor), and KBW assumed that such estimates were consistent with the best currently available estimates and judgments of RWAY and Adviser management.

It is understood that the foregoing financial information of SWK that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information of SWK and RWAY, including the publicly available consensus “street estimates” of RWAY referred to above, were based on numerous variables and assumptions that were inherently uncertain and, accordingly, actual results could vary significantly from those set forth in such information. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof. KBW assumed, based on discussions with the management of SWK and the management of RWAY and Adviser, and with the consent of the SWK Board, that all such information provided a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. Among other things, the financial and operating forecasts and projections of SWK referred to above assumed an orderly wind down scenario ending in 2030 and reflected assumptions regarding limitations on SWK’s ability to utilize deferred tax assets.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either SWK or RWAY since the date of the last financial statements of each such entity that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of SWK or RWAY, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of SWK or RWAY under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by SWK or RWAY that was used in connection with the net asset value computations made by SWK or RWAY or the valuation policies and procedures of SWK or RWAY in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses, the following:

•
the Mergers and any related transactions would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the aggregate consideration in the First Merger (including the stock or cash components thereof) and no other consideration or payments in respect of SWK Common Stock;
•
the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;
•
each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;
•
there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the transaction or any related transactions and all conditions to the completion of the transaction and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and
•
in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of SWK, RWAY or the pro forma entity, or the contemplated benefits of the transaction.

KBW assumed that the transaction would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of SWK that SWK relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to SWK, RWAY, Acquisition Sub, Intermediary Sub, the Mergers and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the aggregate consideration in the First Merger to the holders of SWK Common Stock, collectively as a group, without regard to the individual circumstances of the Key Stockholder or any other specific holders of SWK Common Stock with respect to control, voting or other rights or aspects which may distinguish such holders. KBW expressed no view or opinion as to any other terms or aspects of the Mergers or any term or aspect of any related transaction, including without limitation, the form or structure of the transaction (including the form and structure of the aggregate consideration in the First Merger or the allocation thereof between cash and stock) or any such related transaction, the treatment of existing loan and bond indebtedness of SWK, any consequences of the transaction or any such related transaction to SWK, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any representations and warranties insurance policy, employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Mergers, any such related transaction or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political division, economic uncertainty, recently announced actual or threatened imposition of tariff increases, inflation, and prolonged higher interest rates. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes after the date of its opinion to the RWAY Per Share NAV or the Closing SWK Net Asset Value (and the resulting aggregate stock consideration and the resulting aggregate cash consideration) from the amounts thereof that KBW was directed to assume for purposes of its analyses and this opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•
the underlying business decision of SWK to engage in the transaction or enter into the Merger Agreement;
•
the relative merits of the transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by SWK or the SWK Board;
•
the fairness of the amount or nature of any compensation to any of SWK’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of SWK Common Stock;
•
the effect of the transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of SWK (other than the holders of SWK Common Stock, collectively as a group, solely with respect to the aggregate consideration (as described in KBW’s opinion) in the First Merger and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of RWAY or any other party to any transaction contemplated by the Merger Agreement;
•
any fees payable by RWAY to Adviser for investment advisory and management services;
•
what the RWAY Per Share NAV or the Closing SWK Net Asset Value (and the resulting aggregate stock consideration and the resulting aggregate cash consideration) actually would be;
•
whether RWAY had sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate cash consideration to the holders of SWK Common Stock at the closing of the First Merger and whether Adviser also had sufficient cash, available lines of credit or other sources of funds to enable it to pay the Guaranteed Cash Payment to the holders of SWK Common Stock at the closing of the First Merger;
•
any elections by holders of SWK Common Stock to receive the Per Share Cash Consideration in lieu of the Per Share Stock Consideration, or the actual allocation between cash and shares of RWAY Common Stock among such holders (including, without limitation, any reallocation thereof as a result of proration pursuant to the Merger Agreement) or the relative fairness of the Per Share Stock Consideration and the Per Share Cash Consideration;
•
any adjustment (as provided in the Merger Agreement) to the aggregate stock consideration or the aggregate cash consideration assumed for purposes of our opinion;
•
the actual value of RWAY Common Stock to be issued in the First Merger;
•
the prices, trading range or volume at which RWAY Common Stock or SWK Common Stock would trade following the public announcement of the transaction or the prices, trading range or volume at which RWAY Common Stock would trade following the consummation of the transaction;
•
any advice or opinions provided by any other advisor to any of the parties to the transaction or any other transaction contemplated by the Merger Agreement; or
•
any legal, regulatory, accounting, tax or similar matters relating to SWK, RWAY, their respective stockholders, Acquisition Sub or Intermediary Sub, or relating to or arising out of or as a consequence of the transaction or any related transaction.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, SWK, RWAY and Adviser. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the SWK Board in making its determination to approve the Merger Agreement and the First Merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the SWK Board with respect to the fairness of the aggregate consideration in the First Merger. The type and amount of consideration payable in the First Merger were determined through negotiation between SWK, on the one hand, and RWAY and Adviser, on the other hand, and the decision of SWK to enter into the Merger Agreement was solely that of the SWK Board.

The following is a summary of the material financial analyses presented by KBW to the SWK Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the SWK Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Value of the Aggregate Merger Consideration. KBW calculated an implied value of the aggregate consideration in the First Merger of approximately $223.1 million equal to the sum of the implied value of the aggregate stock consideration assumed to be approximately 5.5 million shares of RWAY Common Stock based on the closing price of RWAY Common Stock on October 8, 2025, the aggregate cash consideration assumed to be approximately $159.1 million and the Guaranteed Cash Payment of $9.0 million. This implied value of the aggregate consideration in the First Merger was used to calculate implied transaction multiples and those multiples were compared to the low, 25th percentile, median, average, 75th percentile and high multiples shown in the financial analyses of SWK described below. This implied transaction value for the proposed transaction was also compared to the ranges of implied equity value of SWK in the financial analyses of SWK described below.

Selected Companies Analysis of SWK #1. Using publicly available information, KBW reviewed, among other things, the market performance of 32 selected publicly traded, internally and externally managed business development companies (“BDCs”) with market capitalizations under $1.0 billion, which selected companies included RWAY.

The selected companies were as follows (shown by column in descending order of market capitalization):

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New Mountain Finance Corporation
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Kayne Anderson BDC, Inc.
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Barings BDC, Inc.
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Bain Capital Specialty Finance, Inc.
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Carlyle Secured Lending, Inc.
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PennantPark Floating Rate Capital Ltd.
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SLR Investment Corp.
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Fidus Investment Corporation
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Nuveen Churchill Direct Lending Corp.
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MSC Income Fund, Inc.
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Gladstone Investment Corporation
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Crescent Capital BDC, Inc.
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CION Investment Corporation
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BlackRock TCP Capital Corp.
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Gladstone Capital Corporation
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PennantPark Investment Corporation
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Palmer Square Capital BDC Inc.
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Runway Growth Finance Corp.
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Saratoga Investment Corp.
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Stellus Capital Investment Corporation
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Horizon Technology Finance Corporation
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Chicago Atlantic BDC, Inc.
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TriplePoint Venture Growth BDC Corp.
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WhiteHorse Finance, Inc.
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BCP Investment Corp.
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Monroe Capital Corporation
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Oxford Square Capital Corp.
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OFS Capital Corporation
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Great Elm Capital Corp.
•
PhenixFIN Corporation
•
Investcorp Credit Management BDC, Inc.
•
Rand Capital Corporation

To perform this analysis, KBW used market price information as of October 8, 2025, tangible book value (“TBV”) per share data as of the end of the most recent completed quarterly period available, latest 12 months (“LTM”) reported NII per share and LTM NII per share before base management fees or incentive fees (“Pre-Mgmt. Fee NII”) of the selected companies. KBW also used calendar years 2025 and 2026 NII per share estimates taken from consensus “street estimates” of the selected companies to the extent publicly available (2025 consensus “street estimates” were not publicly available for two of the selected companies and 2026 consensus “street estimates” were not publicly available for four of the selected companies).

KBW’s analysis showed the following concerning the market performance of the selected companies to the extent publicly available, as well as corresponding implied multiples for SWK based on the closing price of SWK Common Stock on October 8, 2025 which corresponding implied multiples were calculated using tangible book value (assumed to be June 30, 2025 stockholders’ equity minus deferred tax asset) per share and net income per share data of SWK as of or for the 12-month period ended June 30, 2025 and earnings per share (“EPS”) consensus “street estimates” of SWK for calendar years 2025 and 2026 (with net income as a proxy for NII):

Selected Companies
	SWK	Low	25th Perc.	Median	Average	75th Perc.	High
Price / TBV per share	0.78x	0.56x	0.68x	0.77x	0.78x	0.85x	1.05x
Price / LTM NII per share	10.2x	3.8x	6.1x	7.3x	7.9x	8.5x	22.7x
Price / LTM Pre-Mgmt. Fee NII	10.2x	3.1x	4.2x	5.3x	6.0x	5.7x	22.7x
Price / CY2025 NII per share	8.4x	4.6x	6.8x	7.6x	8.6x	9.0x	23.3x
Price / CY2026 NII per share	10.6x	5.7x	6.8x	8.1x	8.4x	9.0x	14.8x

KBW then applied a range of price-to-TBV per share multiples of 0.68x to 0.85x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated Closing SWK Net Asset Value provided by SWK management. KBW also applied a range of price-to-LTM NII per share multiples of 6.09x to 8.48x derived from the 25th percentile and 75th percentile multiples of the selected companies to the annualized net income of SWK (based on fiscal quarter ended June 30, 2025). This analysis indicated the following ranges of the implied total equity value of SWK Common Stock, as compared to the implied value of the aggregate consideration in the First Merger of approximately $223.1 million:

SWK Implied Total Equity Ranges (in millions)
Based on estimated Closing SWK Net Asset Value provided by SWK management	$158.8 to $199.0
Based on annualized net income of SWK (based on fiscal quarter ended June 30, 2025)	$86.1 to $120.0

No company used as a comparison in the above selected companies analysis is identical to SWK. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Companies Analysis of SWK #2. Using publicly available information, KBW reviewed, among other things, the market performance of five selected publicly traded venture lending BDCs, which selected companies included RWAY.

The selected companies were as follows (shown in descending order of market capitalization):

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Hercules Capital, Inc.
•
Trinity Capital inc.
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Runway Growth Finance Corp
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Horizon Technology Finance Corporation
•
Triple Point Venture Growth BDC Corp

To perform this analysis, KBW used market price information as of October 8, 2025, TBV per share data as of the end of the most recent completed quarterly period available, LTM NII per share and LTM Pre-Mgmt. Fee NII of the selected companies. KBW also used calendar years 2025 and 2026 NII per share estimates taken from consensus “street estimates” of the selected companies.

KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied multiples for SWK based on the closing price of SWK Common Stock on October 8, 2025 which corresponding implied multiples were calculated using tangible book value (assumed to be June 30, 2025 stockholders’ equity minus deferred tax asset) per share and net income per share data of SWK as of or for the 12-month period ended June 30, 2025 and EPS consensus “street estimates” of SWK for calendar years 2025 and 2026 (with net income as a proxy for NII):

Selected Companies
	SWK	Low	25th Perc.	Median	Average	75th Perc.	High
Price / TBV per share	0.78x	0.64x	0.73x	0.91x	0.98x	1.12x	1.50x
Price / LTM NII per share	10.2x	4.6x	5.4x	6.2x	6.5x	7.0x	9.3x
Price / LTM Pre-Mgmt. Fee NII	10.2x	3.6x	4.2x	4.3x	5.7x	7.0x	9.3x
Price / CY2025 NII per share	8.4x	5.0x	5.6x	6.4x	6.6x	7.1x	9.2x
Price / CY2026 NII per share	10.6x	5.8x	5.8x	6.6x	6.8x	7.0x	8.9x

KBW then applied a range of price-to-TBV per share multiples of 0.73x to 1.12x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated Closing SWK Net Asset Value provided by SWK management. KBW also applied a range of price-to-LTM NII per share multiples of 5.42x to 7.03x derived from the 25th percentile and 75th percentile multiples of the selected companies to the annualized net income of SWK (based on fiscal quarter ended June 30, 2025). This analysis indicated the following ranges of the implied total equity value of SWK Common Stock, as compared to the implied value of the aggregate consideration in the First Merger of approximately $223.1 million:

SWK Implied Total Equity Ranges (in millions)
Based on estimated Closing SWK Net Asset Value provided by SWK management	$171.0 to $263.8
Based on annualized net income of SWK (based on fiscal quarter ended June 30, 2025)	$76.7 to $99.5

No company used as a comparison in the above selected companies analysis is identical to SWK. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Companies Analysis of RWAY. Using publicly available information, KBW reviewed, among other things, the market performance of 18 selected publicly traded, externally managed BDCs with market capitalizations less than $500 million.

The selected companies were as follows (shown by column in descending order of market capitalization):

•
CION Investment Corporation
•
BlackRock TCP Capital Corp.
•
Gladstone Capital Corporation
•
PennantPark Investment Corporation
•
Palmer Square Capital BDC Inc.
•
Saratoga Investment Corp.
•
Stellus Capital Investment Corporation
•
Horizon Technology Finance Corporation
•
Chicago Atlantic BDC, Inc.
•
TriplePoint Venture Growth BDC Corp.
•
WhiteHorse Finance, Inc.
•
BCP Investment Corp.
•
Monroe Capital Corporation
•
Oxford Square Capital Corp.
•
OFS Capital Corporation
•
Great Elm Capital Corp.
•
Investcorp Credit Management BDC, Inc.
•
Rand Capital Corporation

To perform this analysis, KBW used market price information as of October 8, 2025, TBV per share data as of the end of the most recent completed quarterly period available, LTM NII per share and LTM Pre-Mgmt. Fee NII of the selected companies. KBW also used calendar years 2025 and 2026 NII per share estimates taken from consensus “street estimates” of the selected companies to the extent publicly available (2025 consensus “street estimates” were not publicly available for one of the selected companies and 2026 consensus “street estimates” were not publicly available for two of the selected companies).

KBW’s analysis showed the following concerning the market performance of the selected companies to the extent publicly available, as well as corresponding implied multiples for RWAY based on the closing price of RWAY Common Stock on October 8, 2025 which corresponding implied multiples were calculated using historical reported financial data of RWAY as of or for the 12-month period ended June 30, 2025 and consensus “street estimates” of RWAY for calendar years 2025 and 2026:

Selected Companies
	RWAY	Low	25th Perc.	Median	Average	75th Perc.	High
Price / TBV per share	0.73x	0.56x	0.65x	0.77x	0.76x	0.87x	1.00x
Price / LTM NII per share	6.2x	3.8x	5.2x	6.5x	6.7x	8.2x	10.2x
Price / LTM Pre-Mgmt. Fee NII	4.2x	3.1x	3.7x	4.5x	4.7x	5.5x	7.4x
Price / CY2025 NII per share	6.4x	4.6x	5.8x	7.4x	7.8x	9.1x	15.5x
Price / CY2026 NII per share	6.6x	5.7x	6.0x	7.0x	8.1x	9.8x	14.7x

No company used as a comparison in the above selected companies analysis is identical to RWAY. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 35 selected acquisitions of U.S. business development companies announced since the beginning of 2015. The selected transactions were as follows:

Acquirer	Acquired Company
Horizon Technology Finance Corporation	Monroe Capital Corporation
Monroe Capital Income Plus Corporation	Monroe Capital Corporation
Portman Ridge Finance Corporation	Logan Ridge Finance Corporation
Blue Owl Technology Finance Corp.	Blue Owl Technology Finance Corp. II
Pantheon Silver Holdings LLC	Goldman Sachs Private Middle Market Credit LLC
Blue Owl Capital Corporation	Blue Owl Capital Corporation III
Carlyle Secured Lending, Inc.	Carlyle Secured Lending III
North Haven Private Income Fund LLC	SL Investment Corp.
Golub Capital BDC, Inc.	Golub Capital BDC 3, Inc.
Midcap Financial Investment Corporation	Apollo Senior Floating Rate Fund Inc.
Midcap Financial Investment Corporation	Apollo Tactical Income Fund Inc.
Franklin BSP Capital Corporation	Franklin BSP Lending Corporation
BlackRock TCP Capital Corp.	BlackRock Capital Investment Corporation
Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation
Portman Ridge Finance Corporation	Harvest Capital Credit Corp.
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corporation	Oaktree Strategic Income Corporation
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corporation	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corporation	OHA Investment Corp.
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation

For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):

•
Price to TBV per share of the acquired company;
•
Price to LTM NII per share of the acquired company; and
•
Price to LTM Pre-Mgmt. Fee NII (adjusted to exclude management fees, incentive fees, and fee waivers) of the acquired company.

KBW also reviewed the price per common share paid for the acquired company for the 22 selected transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the respective transaction (expressed as percentages and referred to as the one-day market premium and the 30-day market premium). The resulting transaction statistics for the selected transactions were compared with the corresponding implied transaction statistics for the proposed transaction based on the implied value of the aggregate consideration in the First Merger of approximately $223.1 million, which corresponding implied transaction statistics were calculated using the estimated Closing SWK Net Asset Value provided by SWK management and the annualized net income of SWK (based on fiscal quarter ended June 30, 2025) (with net income as a proxy for NII), and using market price information as of October 8, 2025 and August 26, 2025.

KBW’s analysis showed the following concerning the proposed transaction and the selected transactions (excluding the impact of the price-to-LTM NII per share multiples of five of the selected transactions and the price-to-LTM Pre-Mgmt. Fee NII multiples of three of the selected transactions, which multiples were considered to be not meaningful because they were either negative or greater than 40.0x):

			Selected Transactions
	Proposed Transaction		Low		25th Perc.		Median		Average		75th Perc.		High
Price / TBV per share	0.95	x	0.58	x	0.85	x	0.96	x	0.93	x	1.00	x	1.16	x
Price / LTM NII per share	15.9	x	5.2	x	8.2	x	10.2	x	11.0	x	12.1	x	30.6	x
Price / LTM Pre-Mgmt. Fee NII	N/A	x	3.3	x	6.3	x	7.6	x	8.1	x	8.9	x	18.9	x
One-Day Market Premium	28.0%		-4.3%		0.5%		20.1%		19.8%		35.0%		80.1%
Thirty-Day Market Premium	28.0%		-9.0%		0.1%		19.9%		20.5%		32.1%		101.8%

KBW then applied a range of price-to-TBV per share multiples of 0.85x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the estimated Closing SWK Net Asset Value provided by SWK management. KBW also applied a range of price-to-LTM NII per share multiples of 8.23x to 12.14x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the to the annualized net income of SWK (based on fiscal quarter ended June 30, 2025). This analysis indicated the following ranges of the implied total equity value of SWK Common Stock, as compared to the implied value of the aggregate consideration in the First Merger of approximately $223.1 million:

SWK Implied Total Equity Ranges (in millions)
Based on estimated Closing SWK Net Asset Value provided by SWK management	$198.5 to $234.6
Based on annualized net income of SWK (based on fiscal quarter ended June 30, 2025)	$116.4 to $171.7

No company or transaction used as a comparison in the above selected transaction analysis is identical to SWK or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Wind-Down Analysis of SWK. KBW performed a wind-down analysis of SWK on a standalone basis to estimate a range for the implied equity value of SWK. In this analysis, KBW used financial and operating forecasts and projections relating to the net cash flows of SWK that were provided by SWK management. KBW assumed discount rates ranging from 11.0% to 15.0%. The range of values was derived by calculating the present value of the estimated future net cash flows of SWK over the period from September 30, 2025 through March 31, 2030. This analysis resulted in a range of implied equity values of SWK of approximately $217.3 million to $231.7 million, as compared to the implied value of the aggregate consideration in the First Merger of approximately $223.1 million.

The results of the wind-down analysis are highly dependent on the assumptions that must be made, including net cash flow and discount rate assumptions. The analysis did not purport to be indicative of the actual values or expected values of SWK.

Dividend Discount Analysis of RWAY. KBW performed a dividend discount analysis of RWAY on a standalone basis to estimate ranges for the implied equity value of RWAY. In this analysis, KBW used publicly available consensus “street estimates” of RWAY, including using 2027 estimates in 2028 and 2029. KBW assumed discount rates ranging from 10.0% to 12.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of RWAY over the period from the assumed December 31, 2025 closing date of the proposed transaction through December 31, 2029 and (ii) the present value of RWAY’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on estimated December 31, 2029 NAV per share multiples and the other based on estimated calendar year 2029 dividend yields. Using implied terminal values for RWAY calculated by applying a terminal multiple range of 0.70x to 0.90x to RWAY’s estimated NAV per share as of December 31, 2029, this analysis resulted in a range of implied values per share of RWAY Common Stock of approximately $10.44 to $12.95. Using implied terminal values for RWAY calculated by applying a terminal dividend yield range of 15.0% to 17.0% to RWAY’s estimated calendar year 2029 dividends, this analysis resulted in a range of implied values per share of RWAY Common Stock of approximately $9.18 to $10.40.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of RWAY or the pro forma Combined Company.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of RWAY and SWK to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include purchase accounting adjustments, transaction expenses or deferred financing costs. To perform this analysis, KBW used historical financial data as of or for the periods ended June 30, 2025 of RWAY and SWK. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of RWAY stockholders and SWK stockholders in the Combined Company based on the aggregate stock consideration assumed to be approximately 5.5 million shares of RWAY Common Stock and also with the implied pro forma ownership percentages of RWAY stockholders and SWK stockholders in the Combined Company hypothetically assuming issuance of additional stock consideration, instead of payment of the aggregate cash consideration, for illustrative purposes.

	RWAY as a % of Total	SWK as a % of Total
Pro Forma Ownership
Ownership based on aggregate stock consideration assumed to be 5.5 million shares of RWAY Common Stock	86.9%	13.1%
Illustrative ownership assuming 100% stock consideration (NAV to NAV exchange ratio)(1)	68.0%	32.0%
Balance Sheet Data as of June 30, 2025
Total assets	78.5%	21.5%
Investments at fair value(2)	80.8%	19.2%
Total debt	94.2%	5.8%
Stockholders' equity	66.9%	33.1%
Tangible book value(3)	68.9%	31.1%
Income Statement Data for periods ended June 30, 2025
Annualized net income (based on fiscal quarter ended June 30, 2025)	79.8%	20.2%
LTM net income	77.5%	22.5%

(1)
Assumed that Guaranteed Cash Payment would be unchanged.
(2)
Investments held by SWK included finance receivables, marketable investments, and warrants.
(3)
June 30, 2025 TBV of SWK assumed to be June 30, 2025 stockholders' equity minus deferred tax asset.

Miscellaneous. KBW acted as financial advisor to SWK in connection with the transaction and did not act as an advisor to or agent of any other person in connection with the transaction. As part of its investment banking business, KBW is regularly engaged in the valuation of securities of specialty finance companies in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, SWK, RWAY and Adviser. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of SWK and RWAY for its and their own respective accounts and for the accounts of its and their respective customers and clients.

Pursuant to the KBW engagement agreement, SWK agreed to pay KBW a cash fee currently estimated to be approximately $2.4 million in the aggregate, $300,000 of which became payable to KBW with the rendering of KBW’s opinion and the balance of which is contingent upon the closing of the First Merger. SWK also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.

Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to SWK. During the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to RWAY and received compensation for such services. KBW acted as a joint book-running manager in connection with RWAY’s November 2023 and May 2024 offerings of common stock. In the past two years, KBW did not provide investment banking or financial advisory services to Adviser. KBW may in the future provide investment banking and financial advisory services to SWK, RWAY, Adviser or other affiliates of Adviser and receive compensation for such services. In addition, KBW acted as financial advisor to the Committee of Independent Directors of the Board of Directors of Portman Ridge Finance Corporation in connection with the recently completed acquisition by Portman Ridge Finance Corporation of Logan Ridge Finance Corporation.

Certain Prospective Financial Information

As a matter of course, SWK does not publicly disclose forecasts or projections as to future performance, revenues, earnings or other results of operations due to the inherent uncertainty and subjectivity of the underlying assumptions and estimates. The below financial projections of the value that may be realized in a liquidation as an alternative to pursuing the Merger (the “Dissolution Projections”) was provided by SWK to KBW to use and rely upon in connection with KBW’s opinion to the SWK Board and the financial analyses performed by KBW, as further described above under “The Merger—Opinion of Financial Advisor to SWK.” A summary of the Dissolution Projections, which were reviewed and considered by SWK Board in reaching its recommendations relating to the Merger and the related transactions, is set forth below.

At the direction of the SWK Board, to assist the analysis and decision of the SWK Board with respect to whether to approve the Company’s entry into the Merger Agreement and recommendation by the SWK Board that the Company’s stockholders vote in favor of the Merger Proposal, SWK management prepared Dissolution Projections. The Dissolution Projections assumed a wind-down process whereby the Company would be able to restructure and close operations and complete the dissolution and distribute cash to the stockholders of SWKH in full by the end of first quarter of 2030.

The Company’s estimated liquidation costs contemplate $17.4 million in total operating expenses during the winddown period, including $1.3 million in severance costs and $0.5 million in retention costs, among other insurance and transaction expenses. The Dissolution Projections also assumes (1) calling the SWK Notes at 102% for a total cost of $33.7 million; (2) that cash on hand will be distributed beginning in the fourth quarter of 2025; (3) SWK would delist from Nasdaq in the first quarter of 2027 resulting in lower operating costs thereafter; (4) expected gross credit losses of 1.0% per annum; (5) three severance payouts of ~$0.2M, ~$0.8M and ~$0.3M in the first quarter of 2026, the first quarter of 2027 and the first quarter of 2028, respectively; and (6) the maturity of six portfolio assets, including three large portfolio assets in 2027.

The timing of the distributions, if any, and the distribution of proceeds would depend on factors such as the actual proceeds received for the sale of any of the assets from the SWK portfolio, actual expenses incurred, the amount of wind-down costs, the amount required to settle the Company’s remaining obligations under current contracts, the need to retain employees to facilitate the wind-down, the need to retain the services of outside contractors to assist with the wind-down and the satisfaction by the Company of its remaining obligations (including obligations to continue SEC filings), and the need to retain funds beyond that distribution for unknown or contingent liabilities, each of which could be material and the total amount of which cannot currently be estimated. There can be no assurance that any fees, expenses, contingencies or other obligations that the Company may incur will ultimately be within the range of estimated amounts provided in the Dissolution Projections, that the Dissolution Projections accounts for all possible such fees, expenses, contingencies or other obligations of the Company or that the actual distributions would be ultimately realized at the estimated amounts, if at all.

In addition to the Dissolution Projections, at the direction of SWK, KBW used and relied on certain publicly available consensus “street estimates” of RWAY’s dividend distributions per share for use from 2026 to 2029, as well as certain publicly available consensus “street estimates” of RWAY’s net asset value (NAV) per share for use as of December 31, 2029 (collectively, the “RWAY Projections,” and together with the Dissolution Projections, the “Financial Projections”) in connection with KBW’s opinion to the SWK Board and the financial analyses performed by KBW, as further described above under “The Merger — Opinion of Financial Advisor to SWK.” A summary of the RWAY Projections, which were reviewed and considered by SWK Board in reaching its recommendations relating to the Merger and the related transactions, are set forth below.

The Financial Projections are not being included in this proxy statement, and are not intended to, influence any SWK Stockholder’s decision whether to vote in favor of any proposal contained in this proxy statement/prospectus and are summarized in this proxy statement/prospectus solely to provide the SWK Stockholders with access to certain non-public and other information regarding SWK’s and RWAY’s business considered by the SWK Board and used by KBW for purposes of its opinion and related financial analyses.

Although presented with numerical specificity, the Financial Projections reflect numerous variables, estimates and assumptions at the time the underlying information and projections were prepared, including general business, economic, market and financial conditions, and other matters, and are inherently uncertain. If any of these variables, estimates or assumptions prove to be wrong, the actual results of SWK’s business or winddown and/or RWAY’s business, if the First Merger does not occur, may be materially different from the results reflected in the Financial Projections. SWK Stockholders should read the section entitled “Special Note Regarding Forward-Looking Statements” for additional information regarding the risks inherent in forward-looking information such as the Financial Projections. The Financial Projections do not take into account any events or circumstances after the date they were prepared, including the public announcement of the Mergers and are, by their nature, subjective, uncertain, and susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Although SWK believes its assumptions to be reasonable, due to the inherent uncertainty of financial projections, SWK expects that differences may exist between actual and projected financial information and that those differences could be material. The information from the Financial Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding SWK and/or RWAY, and there can be no assurance that the variables, estimates and assumptions made in preparing the Financial Projections will prove accurate, that any of the Financial Projections will be realized, or that, if the First Merger is not completed, SWK’s future winddown or dissolution and/or RWAY’s business, if any, will not materially vary from the Financial Projections. The Financial Projections may also differ materially from published analyst estimates and forecasts regarding SWK’s and/or RWAY’s ongoing business.

Accordingly, the inclusion of the Financial Projections and the other information about such projections in this proxy statement should not be regarded as an indication that SWK, KBW or any other recipient of this information considered, or now considers, this information to be necessarily predictive of actual future results, nor should it be deemed an admission or representation by SWK, KBW or any of their respective officers, directors, affiliates, advisors or other representatives with respect to such projections. In particular, the Financial Projections should not be utilized as public guidance. Furthermore, neither the independent registered public accounting firm of SWK, nor any other independent accountant, has audited, reviewed, compiled, examined or performed any procedures with respect to the Financial Projections for the purpose of its inclusion herein, and accordingly, no independent accountant is expressing any opinion or providing any form of assurance with respect thereto for the purpose of this proxy statement.

The Financial Projections were prepared for internal use and were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC regarding projections and GAAP. The Dissolution Projections include net cash flows and the RWAY Projections include dividend distributions and NAV. Such non-GAAP measures as used herein may not be directly comparable to similarly titled measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Reconciliations of the non-GAAP financial measures in the Financial Projections to GAAP financial measures were not provided to the SWK Board or KBW. SEC rules which otherwise would require a reconciliation of a non-GAAP financial measure to a GAAP financial measure for purposes of public disclosure do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction such as the Mergers, if the disclosure is included in a document such as this proxy statement to comply with requirements under state laws, including case law.

In light of the foregoing and other factors not taken into account in the Financial Projections, and the corresponding uncertainties inherent in financial projections, SWK stockholders are cautioned not to place undue reliance, if any, on the Financial Projections.

Dissolution Projections

(In millions)	Q4 2025	2026	2027	2028	2029	Q1 2030
Net cash flows	$12.2	$55.2	$120.7	$69.9	$16.1	$7.3

RWAY Projections

(Dollar per share)	2026E	2027E	2028E	2029E
Dividend distribution per share	$1.32	$1.32	$1.32(1)	$1.32(1)

(1)
Assumes 2027E consensus “street estimates” for 2028E and 2029E.

December 31, 2029 NAV per share: $13.93

Regulatory Approvals Required for the Mergers

The obligations of RWAY and SWK to complete the Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). The applicable waiting period under the HSR Act is set to expire at 11:59 p.m., Eastern Time, on December 8, 2025, unless extended or early terminated. RWAY and SWK have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the Combined Company following the completion of the Mergers.

Third Party Consents Required for the Mergers

Under the Merger Agreement, RWAY and SWK have agreed to will use their respective reasonable best efforts to consummate and make effective the transactions contemplated thereby and to cause the conditions to the First Merger to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the transactions contemplated thereby, including the First Merger, and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated thereby, including the First Merger; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, including the First Merger, performed or consummated by such party in accordance with the terms of the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Agreement.

Appraisal Rights

If the First Merger is consummated, holders of record and beneficial owners of SWK Common Stock who do not vote in favor of the First Merger, who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their SWK Common Stock through the Effective Time, who otherwise comply with the statutory requirements of Section 262 of the DGCL and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the First Merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary (i) to a “stockholder” or a “holder of shares” are to a record holder of SWK Common Stock, (ii) to a “beneficial owner” are to a person who is the beneficial owner of SWK Common Stock held either in voting trust or by a nominee on behalf of such person, and (iii) to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this proxy statement/prospectus by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that SWK Stockholders or beneficial owners exercise their appraisal rights under Section 262. Holders of record and beneficial owners of SWK Common Stock should carefully review the full text of Section 262 as well as the information discussed below. To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights.

Under Section 262, if the First Merger is completed, holders of record or beneficial owners of SWK Common Stock who (i) properly submit a written demand for appraisal of such holder’s or owner’s SWK Common Stock to SWK prior to the vote on the First Merger at the SWK Special Meeting, (ii) do not vote in favor of the First Merger, (iii) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such SWK Common Stock through the Effective Time, (iv) do not validly withdraw their demands or otherwise lose, waive or fail to perfect their rights to appraisal, and (v) otherwise comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their SWK Common Stock appraised by the Delaware Court of Chancery if certain conditions set forth in Section 262(g) are satisfied and to receive payment of the “fair value” of their SWK Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the First Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment. If you are a beneficial owner of SWK Common Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (A) reasonably identify the holder of record of the shares for which that demand is made, (B) be accompanied by documentary evidence of your beneficial ownership of such SWK Common Stock and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (C) provide an address at which you consent to receive notices given by the Combined Company and to be set forth on the verified list required by Section 262(f). However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of SWK Common Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of SWK Common Stock eligible for appraisal, or (2) the value of the consideration provided in the First Merger for such total number of shares exceeds $1 million. SWK refers to these conditions herein as the “ownership thresholds.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Combined Company makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (y) interest theretofore accrued, unless paid at that time). The Combined Company is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, if the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to Section 262 that appraisal rights are available and must include in the notice either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement/prospectus constitutes SWK’s notice to SWK Stockholders that appraisal rights are available in connection with the First Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the First Merger, any holder of record or beneficial owner of SWK Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the per share price described in the Merger Agreement without interest and subject to any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of SWK Common Stock, SWK believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.

SWK Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their SWK Common Stock must do ALL of the following:

•
the stockholder or beneficial owner must not vote in favor of the First Merger. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the Merger Agreement, a stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy with instructions to vote against the proposal to adopt the Merger Agreement or to affirmatively abstain;
•
the stockholder or beneficial owner must deliver to SWK a written demand for appraisal of such holder’s or owner’s SWK Common Stock before the vote on the First Merger at the SWK Special Meeting and such demand must reasonably inform SWK of the identity of the stockholder or the beneficial owner, as applicable, and that the stockholder or beneficial owner, as applicable, intends thereby to demand appraisal of such SWK Common Stock (and, in the case of a demand made by a beneficial owner, the demand must reasonably identify the holder of record of SWK Common Stock for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s beneficial ownership of SWK Common Stock for which appraisal is demanded, include a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which the beneficial owner consents to receive notices given by the Combined Company in the First Merger under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262);
•
the stockholder must continuously hold or the beneficial owner must continuously own the shares from the date of making the demand through the Effective Time (a stockholder or beneficial owner will lose appraisal rights if the stockholder or beneficial owner transfers the shares before the Effective Time); and
•
the stockholder or beneficial owner must otherwise comply with Section 262.

Additionally, the demanding stockholder or beneficial owner or another stockholder or beneficial owner who has properly demanded appraisal or the Combined Company must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within one hundred twenty (120) days after the Effective Time. The Combined Company is under no obligation to file any petition and has no intention of doing so. Accordingly, it is the obligation of SWK Stockholders or beneficial owners to take all necessary action to perfect their appraisal rights in respect of SWK Common Stock within the time prescribed in Section 262.

After an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.

Written Demand

A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to SWK, before the vote on the First Merger at the SWK Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s SWK Common Stock. In addition, that stockholder or beneficial owner must not vote or submit a proxy in favor of the First Merger. A vote in favor of the First Merger, virtually at the SWK Special Meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal with respect to such stockholder’s or beneficial owner’s shares. A stockholder exercising appraisal rights must hold of record SWK Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. A beneficial owner exercising appraisal rights must own SWK Common Stock on the date the written demand for appraisal is made and must continue to own such shares through the Effective Time. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the First Merger, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the First Merger or abstain from voting on the First Merger. Neither voting against the First Merger nor abstaining from voting or failing to vote on the First Merger will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the First Merger. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the First Merger at the SWK Special Meeting will constitute a waiver of appraisal rights.

A holder of record of SWK Common Stock is entitled to demand appraisal for the shares registered in that holder’s name. A demand for appraisal in respect of SWK Common Stock by a holder of record must reasonably inform SWK of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares.

A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s SWK Common Stock. A demand for appraisal in respect of such SWK Stock should be executed by or on behalf of the beneficial owner and must reasonably inform SWK of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares. The demand made by such beneficial owner must also (i) reasonably identify the holder of record of SWK Common Stock for which the demand is made, (ii) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (iii) provide an address at which such beneficial owner consents to receive notices given by the Combined Company and to be set forth on the verified list required by Section 262(f). If the shares with respect to which a demand is made are owned of record or beneficially owned in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand should be executed by or on behalf of the record owner or beneficial owner in such capacity, and if the shares are owned of record or beneficially owned by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint stockholders or beneficial owners, as applicable, may execute a demand for appraisal on behalf of a stockholder or beneficial owner, as applicable; however, the agent must identify the stockholder or stockholders or beneficial owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the stockholder or stockholders or beneficial owner or owners, as applicable. A stockholder, such as a broker, bank or other nominee, who holds shares as a nominee for others, may exercise his, her or its right of appraisal with respect to shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the stockholder.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

SWK Holdings Corporation

5956 Sherry Lane

Suite 650

Dallas, TX, 75225

Attention: Corporate Secretary

If a person who has made a demand for an appraisal in accordance with Section 262 shall deliver to the Combined Company a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s SWK Common Stock in accordance with subsection (e) of Section 262, either within sixty (60) days after the Effective Time or thereafter with the written approval of the Combined Company, then the right of such person to an appraisal of such shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery shall not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however that any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered upon the First Merger within sixty (60) days after the Effective Time.

Notice by the Combined Company

If the First Merger is completed, within ten (10) days after the Effective Time, the Combined Company will notify each record holder of SWK Common Stock who has properly made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the First Merger, and any beneficial owner who has properly demanded appraisal in accordance with Section 262, that the First Merger has become effective and the Effective Time thereof.

Filing a Petition for Appraisal

Within one hundred twenty (120) days after the Effective Time, but not thereafter, the Combined Company or any person who has demanded appraisal of such person’s shares and otherwise complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Combined Company in the case of a petition filed by a person, demanding a determination of the “fair value” of SWK Common Stock held by all persons entitled to appraisal. The Combined Company is under no obligation, and has no present intention, to file a petition, and SWK Stockholders and beneficial owners should not assume that the Combined Company will file a petition or initiate any negotiations with respect to the “fair value” of SWK Common Stock. Accordingly, any persons who desire to have their shares appraised by the Delaware Court of Chancery should initiate all necessary action to perfect their appraisal rights in respect of their SWK Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within one hundred twenty (120) days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Combined Company a statement setting forth the aggregate number of shares not voted in favor of the First Merger and with respect to which SWK has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Combined Company must give this statement to the requesting person within ten (10) days after receipt by the Combined Company of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a person and a copy thereof is served upon the Combined Company, the Combined Company will then be obligated within twenty (20) days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by the Combined Company. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Combined Company and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery, and the costs of any such notices will be borne by the Combined Company.

At the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery will dismiss appraisal proceedings as to all of the persons who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of SWK Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the First Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Combined Company has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Combined Company makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the Combined Company in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. The Delaware Supreme Court has indicated that transaction price is one of the relevant factors the Delaware Court of Chancery may consider in determining fair value and that, absent deficiencies in the sale process, the transaction price should be given “considerable weight.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Upon application by the Combined Company or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of SWK Common Stock is determined, the Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Combined Company to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.

Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the First Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although SWK believes that the per share price is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of SWK Common Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share price. Neither SWK nor RWAY anticipates offering more than the per share price to any stockholder or beneficial owner exercising appraisal rights, and each of SWK and RWAY reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the fair value of a share of SWK Common Stock is less than the per share price. If a petition for appraisal is not timely filed, neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or other requirements imposed by Section 262 to seek and perfect appraisal are not satisfied, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Combined Company pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of judgment under such subsection (a “Reservation”). In the absence of such an order, each party bears its own expenses.

If any person who demands appraisal of his, her or its SWK Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s SWK Common Stock will be deemed to have been converted at the Effective Time into the right to receive the per share price as provided in the Merger Agreement. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the Effective Time, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Combined Company a written withdrawal of such person’s demand for appraisal in accordance with Section 262.

From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares in compliance with Section 262 will be entitled to vote such SWK Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, or if such person delivers to the Combined Company a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares within sixty (60) days after the Effective Time, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the First Merger within sixty (60) days after the Effective Time.

To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.

Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a person’s statutory appraisal rights. In that event, you will be entitled to receive the per share price for your dissenting shares in accordance with the Merger Agreement, without interest and subject to any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. RWAY and SWK encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Mergers

Subject to the terms and conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time (as defined below), Acquisition Sub will be merged with and into SWK, where the separate existence of Acquisition Sub will cease and SWK will continue as the surviving company and a wholly-owned subsidiary of RWAY. Immediately following the First Effective Time, SWK will be merged with and into Intermediary Sub, where the separate existence of SWK will cease and Intermediary Sub will continue as the surviving company and a wholly-owned subsidiary of RWAY and will continue its existence in accordance with the DGCL. Immediately following the Second Effective Time, Intermediary Sub will be merged with and into RWAY, where the separate existence of Intermediary Sub will cease and RWAY will continue as the surviving company and will continue its existence as a corporation under the laws of the State of Maryland.

Notwithstanding the foregoing, if RWAY determines that it is necessary or desirable for tax purposes, RWAY may modify the structure of the Mergers whereby, with respect to the First Merger, SWK will merge with and into Acquisition Sub (rather than Acquisition Sub merging with and into SWK), with Acquisition Sub continuing as the surviving company of the First Merger.

Closing; Completion of the Mergers

It is currently expected that the Mergers will be completed promptly following the receipt of the required stockholder approval at the SWK Special Meeting and satisfaction or waiver of the other Closing conditions set forth in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, the Closing will take place by remote communication and by the exchange of signatures by electronic transmission on a date that no later than three (3) business days after the satisfaction or waiver of the latest to occur of the conditions to Closing set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to the Merger Agreement.

The First Merger will become effective as set forth in the certificate of ownership and merger that will be filed with, and accepted for record by, the Secretary of State of the State of Delaware. The Second Merger will become effective as set forth in the certificate of ownership and merger that will be filed with, and accepted for record by, the Secretary of State of the State of Delaware. The Third Merger will become effective as set forth in (i) the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland and (ii) the certificate of ownership and merger that will be filed with, and accepted for record by, the Secretary of State of the State of Delaware. Assuming approval of the Merger Proposal presented at the SWK Special Meeting and the other conditions to the Closing are satisfied or waived, RWAY and SWK expect to complete the Mergers in the fourth quarter of 2025 or the first quarter of 2026.

Merger Consideration

At the Effective Time, each share of SWK Common Stock issued and outstanding immediately prior to the Effective Time, other than Cancelled Shares, will be converted, at the election of the respective SWK Stockholder, into the right to receive (A) (i) the Per Share Cash Consideration or (ii) the Per Share Stock Consideration plus (B) the Per Share Guaranteed Cash Payment.

Each award of restricted SWK Common Stock granted under SWK’s 2010 Equity Incentive Plan, as amended (“SWK Restricted Stock Award”) that is outstanding and unvested as of the Effective Time, including those held by SWK’s directors and executive officers, will vest in full immediately prior to the Effective Time and each share of SWK Common Stock subject to an outstanding SWK Restricted Stock Award will be accelerated and cancelled in exchange for the right to receive the Total Per Share Consideration, subject to applicable withholding.

Net Asset Value Calculation

SWK has engaged Kroll, LLC (the “Valuation Firm”) for the purposes of providing good faith determination of a valuation range with respect to each of SWK’s portfolio assets (the “SWK Portfolio Assets”) as of 5:00 p.m. New York City Time on September 30, 2025 and on the Determination Date (each such determination of a valuation range with respect to each of the SWK Portfolio Assets, an “Asset Valuation Range”) and has prepared and delivered to the Valuation Firm SWK’s calculation of the SWK Marks as of 5:00 p.m. New York City Time on September 30, 2025. On November 17, 2025, the Valuation Firm delivered to SWK the Valuation Firm’s good faith determination of the Asset Valuation Range for each Company Portfolio Asset as of 5:00 p.m. New York City Time on September 30, 2025 and promptly thereafter delivered to RWAY SWK’s good faith determination (in accordance with the terms of the Merger Agreement) of the “Adjudicated Portfolio Value,” which will be the fair market valuation of the SWK Portfolio Assets, on an aggregate basis, as determined based on the Valuation Firm’s good faith determination of each SWK Portfolio Asset’s Asset Valuation Range; provided, that with respect to each SWK Portfolio Asset, (A) if the corresponding SWK Mark is higher than the highest value included within the applicable Asset Valuation Range, then the value of such SWK Portfolio Asset will be deemed to be the highest value included within such Asset Valuation Range; (B) if the corresponding SWK Mark is less than the lowest value included within the applicable Asset Valuation Range, then the value of such SWK Portfolio Asset will be deemed to be the lowest value included within such Asset Valuation Range and (C) if the corresponding SWK Mark is within the applicable Asset Valuation Range, then the value of such SWK Portfolio Asset will be deemed to be the SWK Mark for such SWK Portfolio Asset (the deemed value of each such SWK Portfolio Asset pursuant to (A), (B) or (C), the “Adjudicated Asset Value”).

Election

Each holder of SWK Common Stock is entitled to make an Election to receive, with respect to all or any portion of such shares held by such holder, the Per Share Cash Consideration. With respect to each share held by a record holder of shares of SWK Common Stock with respect to which such holder does not make an Election, such holder will receive the Per Share Stock Consideration; provided, that with respect to any record holder of shares of SWK Common Stock who at the record date who does not make an Election with respect to any shares held by such holder (such holder, a “Non-Election Holder”), such holder will have been deemed to have made an Election with respect to a percentage of the total shares of SWK Common Stock held by such Non-Election Holder equal to a number, the numerator of which will be the Aggregate Cash Consideration (as defined and calculated in accordance with the Merger Agreement), and the denominator of which will be the Closing SWK Net Asset Value.

If, after giving effect to the Elections, the aggregate number of shares of RWAY Common Stock to be issued by RWAY in the First Merger (the “Proposed Aggregate Stock Issuance Amount”) exceeds the Total Stock Consideration (as defined and calculated in accordance with the Merger Agreement), then the number of non-electing shares will be reduced (without any action on the part of any holder of SWK Common Stock) by converting non-electing shares into electing shares until the Proposed Aggregate Stock Issuance Amount is equal to the Total Stock Consideration (determined on a whole-share basis). Any such reduction in the number of non-electing shares shall be applied among all stockholders, pro rata based on the aggregate number of non-electing shares held by each such stockholder in proportion to the total number of non-electing shares.

If, after giving effect to the Elections, the aggregate amount of cash (excluding, for the avoidance of doubt, cash in lieu of fractional shares) to be issued by RWAY in the First Merger (excluding, for the avoidance of doubt, the Guaranteed Cash Payment (the “Proposed Cash Consideration”) exceeds the Aggregate Cash Consideration, then the number of electing shares shall be reduced (without any action on the part of any holder of SWK Common Stock) by converting electing shares into non-electing shares until the Proposed Cash Consideration is equal to the Aggregate Cash Consideration (determined on a whole-share basis). Any such reduction in the number of electing shares shall be applied among all stockholders, pro rata based on the aggregate number of electing shares held by each such stockholder in proportion to the total number of electing shares.

Conversion of Shares of SWK Common Stock; Exchange of SWK Certificates or SWK Book-Entry Shares

At the Effective Time, each share of SWK Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive the Total Per Share Consideration. Each such share of SWK Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist as of the Effective Time, and each holder of a certificate (“Certificate”) or a book-entry share (“Book-Entry Share”) that immediately prior to the Effective Time represented an issued and outstanding share of SWK Common Stock, will cease to have any rights with respect to such Certificate or Book-Entry Share other than the right to receive the Total Per Share Consideration and any dividends payable in accordance with the terms of the Merger Agreement upon surrender of such Certificate or Book-Entry Share in accordance with the terms of the Merger Agreement.

If any Certificate was lost, stolen or destroyed, the holder, upon the making of an affidavit of that fact by claiming such Certificate to be lost, stolen or destroyed and, if required by SWK or RWAY, the posting by the holder of a bond, in a reasonable amount as SWK or RWAY may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to which the holder thereof is entitled under terms of the Merger Agreement, any unpaid dividends on RWAY Common Stock and any cash paid in lieu of fractional shares of RWAY Common Stock.

After the Effective Time, the stock transfer books of SWK will be closed, and there will be no further transfers on the stock transfer books of SWK of the shares of SWK Common Stock that were issued and outstanding immediately prior to the Effective Time.

Letter of Transmittal

As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, RWAY will cause an exchange agent that is appointed prior to the Closing (the “Exchange Agent”) to mail to each holder of record of a Certificate that immediately prior to the Effective Time represented outstanding shares of SWK Common Stock: (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass only upon proper delivery of the Certificate (or an affidavit of loss in lieu thereof) to the Exchange Agent, which will be in the form and have such other provisions as RWAY and SWK may reasonably specify (such letter of transmittal, the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender of Certificates (or affidavits of loss in lieu thereof) in exchange for (A) payment of the applicable Total Per Share Consideration in respect of each share of SWK Common Stock previously represented by such Certificates, (B) any dividends payable in accordance with the terms of the Merger Agreement and (C) any cash paid in lieu of fractional shares of RWAY Common Stock payable pursuant to the terms of the Merger Agreement.

As soon as reasonably practicable following the Effective Time and in any event not later than the second business day thereafter, RWAY will cause the Exchange Agent to issue and send to each holder of Book-Entry Shares that were converted into the right to receive the Total Per Share Consideration the Total Per Share Consideration that each holder is entitled to receive pursuant to the terms of the Merger Agreement, without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent.

Upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Exchange Agent together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate will be entitled to receive in exchange therefor, and RWAY will cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable but in any event within two (2) business days following the later to occur of (i) the Effective Time or (ii) the Exchange Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof), such duly completed and validly executed letter of transmittal and such other documents, (A) payment of the applicable Total Per Share Consideration in respect of each share of SWK Common Stock previously represented by such Certificates (provided that any Per Share Stock Consideration will be in a whole number of shares of RWAY Common Stock in book-entry form), (B) any dividends payable or other distributions payable pursuant to the terms of the Merger Agreement and (C) any cash paid in lieu of fractional shares of RWAY Common Stock payable pursuant to the terms of the Merger Agreement, and the Certificates (or affidavits of loss in lieu thereof) so surrendered will be forthwith canceled. The Exchange Agent will accept such Certificates (or affidavits of loss in lieu thereof) upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates.

Withholding

RWAY, SWK and the Exchange Agent will be entitled to deduct and withhold from any amounts payable to any holder of SWK Common Stock such amounts as it determines are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If it is determined that any withholding is required, RWAY, SWK and the Exchange Agent will use reasonable best efforts to give notice to any holders of SWK Common Stock and reasonably cooperate with the holders to reduce the amount of, or eliminate the necessity for, such withholding. To the extent that amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to SWK Stockholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties by each of RWAY, Intermediary Sub and Acquisition Sub, on the one hand, and SWK, on the other hand, subject to specific exceptions and qualifications, relating to, among other things:

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corporate organization and qualification, including with respect to consolidated subsidiaries;
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capitalization and subsidiaries;
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power and authority to execute, deliver and perform obligations under the Merger Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;
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required government filings and consents;
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compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;
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SEC reports;
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financial statements, including the status of internal controls and disclosure controls and procedures;
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absence of any undisclosed liabilities that would be required by GAAP to be reflected on a consolidated balance sheet (or notes thereto);
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broker’s fees;
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absence of certain changes and actions since December 31, 2024;
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compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;
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the accuracy and completeness of information supplied for inclusion in this proxy statement/prospectus and the registration statement of which this proxy statement/prospectus forms a part;
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tax matters;
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absence of certain litigation, orders or investigations;
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employment and labor matters, including, solely with respect to RWAY, the absence of employees and employee benefit plans;
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material contracts and certain other types of contracts;
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insurance coverage;
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intellectual property, privacy and data security matters;
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no real property ownership and, solely with respect to SWK, the validity of interests in leased real property;
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environmental matters;
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material assets, rights and properties
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investment assets;
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state takeover laws;
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in the case of SWK, Intermediary Sub and Acquisition Sub, the shareholder vote required in connection with the adoption and consummation of the Merger Agreement, and solely in the case of RWAY, the absence of any requirement for a shareholder vote in connection with the adoption and consummation of the Merger Agreement;
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in the case of RWAY, Intermediary Sub and Acquisition Sub, the vote of the board of directors required in connection with the adoption and consummation of the Merger Agreement;
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in the case of SWK, ownership of any shares of RWAY, and in the case of RWAY, ownership of any shares of SWK;
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solely in the case of SWK, compliance with health care laws;
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solely in the case of SWK, matters related to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);
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solely in the case of SWK, related party transactions;
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solely in the case of SWK, absence of any requirement to be registered as an “investment company” as such term is defined under the 1940 Act;

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solely in the case of RWAY, sufficiency of funds to pay all amounts required to be paid by or on behalf of RWAY to consummate the transactions contemplated by the Merger Agreement at the Closing;
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solely in the case of RWAY, absence of any agreements or arrangements whereby (i) any SWK Stockholder would be entitled to receive consideration of a different amount or nature than the Per Share Merger Consideration and the Per Share Guaranteed Cash Payment or (ii) any SWK Stockholder would agree to vote to adopt the Merger Agreement (except for the Key Stockholder Agreement);
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in the case of RWAY, Intermediary Sub and Acquisition Sub, solvency matters;
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solely in the case of RWAY, that the RWAY Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the 1940 Act, and that neither RWAY nor the Adviser is in default under the RWAY Investment Advisory Agreement;
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opinion of the financial advisor to SWK; and
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valuation of SWK’s and RWAY’s investment assets to be used in connection with certain computations made in connection with the Merger Agreement.

The Merger Agreement contains representations and warranties by the Adviser, subject to specified exceptions and qualifications, relating to:

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corporate organization and qualification;
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power and authority to execute, deliver and perform obligations under the Merger Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;
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required government filings and consents;
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compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons; and
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sufficiency of funds to pay the Per Share Guaranteed Cash Payment as required by the Merger Agreement at the Closing.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to RWAY, SWK or the Adviser, as applicable, means any fact, circumstance, event, change, effect or occurrence that would, or would reasonably be expected to be materially adverse to (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of such party and its consolidated subsidiaries, or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the other transactions contemplated thereby. None of the following facts, circumstances, events, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

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changes in general economic, financial market, business, regulatory or geopolitical conditions, including the commencement or escalation of a war or hostilities or acts of terrorism, other natural disasters or acts of God, epidemic, pandemic or disease outbreak;
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general changes or developments in the industries in which such party and its consolidated subsidiaries operate (or applicable portions or segments of such industries or markets), including general changes in law across such industries;
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the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and
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the failure to meet internal or public projections or forecasts for any period, or any decline in the price of shares of SWK Common Stock or RWAY Common Stock on NASDAQ or trading volume of SWK Common Stock or RWAY Common Stock (provided that the facts or circumstances giving rise to or contributing to such failure will be considered in determining whether there is a material adverse effect).

The facts, circumstances, events, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such facts, circumstances, events, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants in the industries in which such party operates.

Conduct of Business Pending Completion of the Mergers

In addition, until the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, each of RWAY and SWK has agreed that, except as may be required by law, as expressly permitted by the Merger Agreement or as previously disclosed, and acting in a manner consistent with the immediately preceding paragraph, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of SWK or RWAY, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

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amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries in any material respect;
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except for transactions solely among it and its wholly-owned subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights other than, solely with respect to RWAY, as otherwise contemplated by any share buyback plan announced by RWAY prior to the date of the Merger Agreement;
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except for transactions solely among it and its wholly-owned subsidiaries, issue, sell, pledge, dispose, or encumber grant, (i) any shares of its or its subsidiaries’ capital stock, (ii) any options, warrants, convertible securities or any other rights to acquire, any such shares its or its subsidiaries’ capital stock or (iii) any appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, it or any of its subsidiaries;
•
declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to its or any of its subsidiaries’ capital stock or other equity interests other than, solely with respect to RWAY, (i) dividends and distributions paid by any wholly-owned subsidiary of RWAY to RWAY or any of its wholly-owned subsidiaries, (ii) regular quarterly cash distributions payable by RWAY on a quarterly basis consistent with past practices and RWAY’s investment objectives and policies as publicly disclosed or (iii) the authorization and payment of any dividend or distribution necessary for RWAY to maintain its qualification as a RIC, as reasonably determined by RWAY;
•
solely with respect to SWK, purchase, redeem or otherwise acquire shares of its or its subsidiaries’ capital stock or other equity interests (other than any wholly-owned subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;
•
solely with respect to SWK, except as required by the terms of a material employee benefit plan, program, policy or agreement providing compensation or benefits to any current or former employee, consultant, officer or director of SWK or any of its subsidiaries (such person, a “Service Provider”) or any beneficiary or dependent thereof that is sponsored or maintained by SWK or any of its subsidiaries or to which SWK or any of its subsidiaries contributes or is obligated to contribute or has any liability (contingent or otherwise) with respect to, whether or not written, including without limitation any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, equity or equity based incentive, severance, employment, change of control or fringe benefit plan, program or agreement (such plan, an “SWK Plan”), as in effect on the date of the Merger Agreement or as required by law, (i) establish, adopt, enter into or amend in any material respect any material SWK Plan; (ii) grant any new entitlement to severance or termination pay or any retention, change of control, or similar bonus or any similar arrangement to any current or former Service Provider; (iii) accelerate the payment, funding, right to payment or vesting of any compensation or benefits (other than in accordance with the terms of the Merger Agreement); (iv) hire or terminate any Service Provider, other than terminations for cause or hiring replacement employees with annual base compensation below $250,000 or (v) increase the compensation of any employee of SWK;
•
solely with respect to SWK, (i) redeem, repurchase, prepay or defease any indebtedness for borrowed money, (ii) incur or otherwise acquire any indebtedness for borrowed money other than acquisitions of investments in any entity in which SWK or any of its subsidiaries has made, makes or proposes to make a debt or equity investment in connection with the direct operation of SWK’s specialty finance business consistent with past practice or (iii) guarantee, forgive or otherwise become liable for any indebtedness for borrowed money;

•
solely with respect to SWK, amend, terminate or waive any provision under any material contract of SWK, or enter into any contract that would have been a material contract of SWK if in existence as of the date of the Merger Agreement, in each case other than in the ordinary course of business consistent with past practice in all material respects;
•
make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S‑X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), or as otherwise required by applicable law or, solely with respect to RWAY, as previously disclosed by RWAY to SWK;
•
(i) make or change any material tax election, (ii) change any material method of tax accounting, (iii) amend any tax return filed or required to be filed with the United States Internal Revenue Service or any other governmental authority or taxing authority, (iv) settle or compromise any tax audit or other proceeding relating to a material amount of taxes, (v) surrender any right to claim a refund of taxes, (vi) request any ruling with respect to taxes or (vii) agree to any extension or waiver of the statute of limitations with respect to taxes other than, solely with respect to RWAY, as previously disclosed by RWAY to SWK;
•
solely with respect to SWK, enter into any new line of business;
•
solely with respect to SWK, directly or indirectly sell, lease, license (other than non-exclusive licenses granted in the ordinary course of business) or otherwise subject to any lien or otherwise dispose in whole or in part of any of its properties, assets or rights or any interest therein, including any intellectual property that is owned or purported to be owned by SWK or any of its subsidiaries;
•
directly or indirectly acquire (including by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or person or any division or amount of assets thereof other than, solely with respect to RWAY, any merger, consolidation or business combination among RWAY and its wholly-owned subsidiaries or acquisitions of entities in which RWAY or its subsidiaries has made, makes or proposes to make a debt or equity investment, that is or would be reflected in the Schedule of Investment included in RWAY’s quarterly or annual reports, in accordance with RWAY’s investment objectives, policies and restrictions;
•
solely with respect to SWK, directly or indirectly make any debt investment in, either by purchase of stock or securities, contributions to capital, property transfers or purchase of any property or assets of, any other person (other than in connection with the direct operation SWK’s specialty finance business consistent with past practice);
•
solely with respect to SWK, adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of SWK or any of its subsidiaries;
•
solely with respect to SWK, (i) purchase any real property, (ii) enter into any new lease agreement with respect to real property that is not leased by SWK or one of its subsidiaries as of the date hereof or (iii) with respect to any real property lease of SWK in effect on the date hereof, (A) waive, release, assign, or sublease any material rights or claims thereunder, (B) amend or modify the terms thereof, (C) terminate such real property lease (other than as a result of expiration of the then-existing term), or (D) extend the term thereof, as in effect on the date hereof, other than extensions on market terms if, and to the extent, the failure to so extend would result in the expiration of the term of such real property lease;
•
solely with respect to SWK, settle or offer or propose to settle any action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative, by or before a governmental authority, involving (i) the payment of monetary damages by SWK or any of its subsidiaries of an amount exceeding $50,000 individually or $500,000 in the aggregate or (ii) material injunctive relief;
•
solely with respect to SWK, make any material change to any of the privacy policies of SWK or any of its subsidiaries or to the operation or security of the information technology systems used in their respective businesses, except as required by law;
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solely with respect to SWK, materially amend or materially restructure any existing investments with any entity in which SWK or any of its subsidiaries has made, makes or proposes to make a debt or equity investment;
•
solely with respect to RWAY, enter into a new line of business outside of RWAY’s investment objective as described in RWAY’s material forms, documents and reports filed or furnished with the SEC (provided, that the foregoing shall not apply in any way to any portfolio companies of RWAY); or
•
enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Other Covenants

SWK Stockholder Approval

SWK has agreed to hold the SWK Special Meeting no later than thirty-five (35) calendar days following the effectiveness of the registration statement of which this proxy statement/prospectus forms a part of solely for the purpose of obtaining the approval of SWK Stockholders of the Merger Proposal. Subject to any SWK Adverse Recommendation Change, SWK will be required to use its reasonable best efforts to obtain from SWK Stockholders the vote required to approve the Merger Proposal.

Indemnification

RWAY, Intermediary Sub and Acquisition Sub have agreed that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated by the Merger Agreement), existing as of the date of the Merger Agreement in favor of the current or former directors, officers, managers, or employees, as the case may be, of SWK, its subsidiaries or SWK’s affiliates (collectively, the “D&O Indemnified Parties”) as provided in their respective organizational documents as in effect on the date of the Merger Agreement or in any contract disclosed or made available to RWAY prior to the date of the Merger Agreement will survive the Merger and shall continue in full force and effect.

To the fullest extent permitted by applicable law and as required by the organizational documents of SWK or its subsidiaries as in effect on the date of the Merger Agreement or in any contract disclosed or made available to RWAY prior to the date of the Merger Agreement, RWAY has agreed to:

•
indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of SWK, its investment adviser or any of its subsidiaries prior to the Effective Time or (B) the Merger Agreement or the transactions contemplated thereby; and
•
pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys’ fees) of such D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined by a final non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified under applicable law, in each case as provided in the organizational documents of SWK or its subsidiaries and any contract or agreements to which SWK or any of its subsidiaries and a D&O Indemnified Party are party, each as in effect as of the date of the Merger Agreement.

Notwithstanding anything to the contrary contained in the Merger Agreement, RWAY will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, proceeding or investigation from all liability arising out of such claim, proceeding or investigation.

SWK will purchase, and fully prepay immediately prior to the Effective Time, to be effective as of the Closing, a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by SWK and its subsidiaries as of the date of the Merger Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated thereby (“D&O Insurance”). RWAY will not, and will not permit its subsidiaries to, take any action that would reasonably be expected to prejudice the rights of, or otherwise reasonably be expected to impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time.

No Solicitation

SWK has agreed to, and to cause its subsidiaries and its and their representatives to, (i) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal (as defined below) or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”) and immediately terminate all physical and electronic data room access previously granted to any such third party, (ii) request the prompt return or destruction of all confidential information previously furnished to any such third party with respect to any Competing Proposal or Inquiry and (iii) not terminate, waive, amend, release or modify any provision of any confidentiality or “standstill” agreement to which it or any of its affiliates or representatives is a party with respect to any Competing Proposal or Inquiry.

In addition, except as otherwise expressly provided in the Merger Agreement, until the Effective Time (or until the earlier termination of the Merger Agreement), SWK shall not, and shall cause its subsidiaries and its and their representatives not to, directly or indirectly:

•
initiate, solicit, induce, knowingly encourage or take any other action which could reasonably be expected to, facilitate the making of any Competing Proposal or Inquiry;
•
except as otherwise expressly permitted by the Merger Agreement, approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Competing Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement (other than an Acceptable Confidentiality Agreement (as defined below) entered into when permitted by the Merger Agreement)) requiring it to abandon, terminate or fail to consummate or would reasonably be expected to require SWK to abandon, terminate or fail to consummate, the First Merger;
•
furnish or disclose to any person (other than RWAY, SWK or their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Competing Proposal (except to provide notice as to the existence of these provisions or solely to the extent necessary to clarify the terms and conditions of any Competing Proposal); or
•
publicly propose or publicly announce an intention to take any of the foregoing actions.

Notwithstanding the foregoing, at any time prior to the date that the SWK Stockholders approve the Merger Proposal, in the event that SWK (or its representatives on SWK’s behalf) receives directly or indirectly a written Inquiry or a written Competing Proposal from any third party that (i) the SWK Board determines in good faith to be bona fide, (ii) was unsolicited and (iii) did not otherwise result from a breach of the no solicitation provision of the Merger Agreement, SWK and the SWK Board and its representatives may engage or participate in negotiations or discussions with, or furnish any information and other access to, any third party making such Inquiry or Competing Proposal and its representatives and affiliates if the SWK Board determines in good faith (after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor) that:

•
such Inquiry or Competing Proposal either constitutes a Superior Proposal (as defined below) or could reasonably be expected to lead to a Superior Proposal; and
•
the failure to take such action could reasonably be expected to be inconsistent with the fiduciary duties of the SWK Board under the DGCL;

provided that (x) prior to furnishing any information concerning SWK and its subsidiaries SWK receives from such person, to the extent such person is not already subject to a confidentiality agreement that SWK entered into prior to the date of the Merger Agreement or containing confidentiality terms that are not materially less favorable in the aggregate to SWK than those contained in the existing confidentiality agreement between BC Partners Advisors L.P. and SWK (the “Confidentiality Agreement”) (unless SWK offers to amend the Confidentiality Agreement to reflect such more favorable terms) (an “Acceptable Confidentiality Agreement”), and (y) SWK shall promptly provide or make available to RWAY (I) an unredacted copy of each such Acceptable Confidentiality Agreement and (II) all non-public information concerning it or its subsidiaries that it provides to any third party given such access that was not previously made available to RWAY or its representatives.

Neither SWK nor the SWK Board nor any committee thereof shall (w) withhold or withdraw, or modify or qualify in a manner adverse to RWAY, Intermediary Sub or Acquisition Sub, or propose publicly to withhold or withdraw, to or modify or qualify in a manner adverse to RWAY, Intermediary Sub or Acquisition Sub, the SWK Board Recommendation, (x) fail to include in this proxy statement/prospectus, the SWK Board Recommendation, (y) approve, determine to be advisable or recommend, or propose publicly to approve, determine to be advisable or recommend, any Competing Proposal or (z) resolve, agree or publicly propose to take any such actions (each such action in (w), (x), (y) and (z) being referred to as a “SWK Adverse Recommendation Change”) and, except as expressly provided in the Merger Agreement, neither the SWK Board nor any committee thereof shall approve or recommend, and SWK shall not (and shall cause each of its subsidiaries not to) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract or agreement, in each case constituting or with respect to, any Competing Proposal or Inquiry (each, an “Alternative Acquisition Agreement”), in each case other than an Acceptable Confidentiality Agreement as and to the extent provided in the Merger Agreement, and neither the SWK Board nor any committee thereof shall resolve, agree or publicly propose to take any such actions.

Notwithstanding the immediately preceding sentence, at any time prior to the receipt of SWK Stockholders’ approval of the Merger Proposal, the SWK Board may, if SWK has received a Competing Proposal (as defined below) after the date of the Merger Agreement that (i) the SWK Board has determined in good faith to be bona fide, (ii) was unsolicited, (iii) did not otherwise result from a breach of SWK’s non-solicitation obligations under the Merger Agreement and (iv) the SWK Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, (A) make a SWK Adverse Recommendation Change or (B) authorize, adopt or approve such Superior Proposal and cause SWK to enter into a binding definitive agreement providing for the consummation of such Superior Proposal concurrently with the termination of the Merger Agreement in accordance with the corresponding termination right and, provided that:

•
SWK shall have provided prior written notice to RWAY, at least four (4) Business Days in advance, that it intends to make a SWK Adverse Recommendation Change or terminate the Merger Agreement pursuant to its terms in order to enter into a binding definitive agreement providing for the consummation of a Superior Proposal (a “Notice of Superior Proposal”) (which notice shall not constitute a SWK Adverse Recommendation Change), which notice shall specify in reasonable detail the basis for such termination and the identity of the person or group of persons making such Superior Proposal and the terms and conditions thereof and include a copy of the final negotiated definitive agreement providing for the consummation of such Superior Proposal and any material ancillary agreements being executed or to be executed in connection therewith (provided, that any amendment to the financial terms or any other material terms of such Superior Proposal shall require a new written notice by SWK and a new two (2) Business Day period (unless such two (2) Business Day period would be shorter than the amount of time remaining in such original four (4) Business Day period, in which case such original four (4) Business Day period shall remain in effect));
•
after providing such notice and prior to terminating the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal or making a SWK Adverse Recommendation Change, SWK shall have negotiated, and shall have caused its representatives to negotiate, with RWAY, Intermediary Sub and Acquisition Sub and their respective representatives in good faith (to the extent RWAY, Intermediary Sub and Acquisition Sub desire to negotiate) during such four (4) or two (2) Business Day period (as applicable) to make such adjustments to the terms and conditions of the Merger Agreement as would obviate the need for SWK to terminate the Merger Agreement pursuant to its terms; and
•
following the end of such four (4) or two (2) Business Day period (as applicable), the SWK Board shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, taking into account any changes to the Merger Agreement proposed in writing by RWAY in response to the Notice of Superior Proposal, that the Superior Proposal giving rise to the Notice of Superior Proposal continues to be a Superior Proposal.

Nothing contained in the Merger Agreement shall be deemed to prohibit SWK or the SWK Board or any committee thereof from (i) complying with its disclosure obligations under applicable law or applicable NASDAQ rules and regulations, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act or (ii) making any “stop-look-and-listen” communication to stockholders of SWK pursuant to Rule 14d 9(f) under the Exchange Act; provided, however, that any disclosure made as permitted under the non-solicitation provisions of the Merger Agreement (other than any “stop-look-and-listen” communication or a factually accurate public statement by SWK that describes SWK’s receipt of a Competing Proposal and the operation of the Merger Agreement with respect thereto) that relates to a Competing Proposal shall not be deemed to be a SWK Adverse Recommendation Change provided that any such disclosure does not contain a SWK Adverse Recommendation Change.

SWK shall promptly (and in any event within twenty-four (24) hours of receipt) advise RWAY in writing in the event that it or any of its subsidiaries or any of its or their representatives receives any Inquiry or Competing Proposal from any third party, in each case together with a description of the material terms and conditions of and facts surrounding any such Inquiry or Competing Proposal, the identity of the third party making such Inquiry or Competing Proposal and a copy of any written proposal, offer, draft agreement, term sheet or other analogous agreement provided by such third party. SWK shall keep RWAY reasonably informed (orally and in writing) on a timely basis of the status and details (including within twenty-four (24) hours after the occurrence of any amendment, modification, development, discussion or negotiation) of any such Inquiry or Competing Proposal, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting any of the foregoing, SWK shall promptly (and in any event within twenty-four (24) hours) notify RWAY in writing if it determines to begin providing information or to engage in discussions or negotiations concerning an Inquiry or Competing Proposal and shall in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice.

Related Definitions

For purposes of the Merger Agreement:

•
“Competing Proposal” shall mean any indication of interest, proposal, or offer from any third party (A) with respect to a merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or other transaction involving SWK or any of its subsidiaries that if consummated would result in any third party beneficially owning 20% or more of the outstanding SWK Common Stock, or (B) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any mortgage or pledge in connection with a bona fide debt financing transaction entered into in the ordinary course of business) that constitute or represent, or would constitute or represent if such transaction is consummated, 20% or more of the total assets (based on fair market value as determined in accordance with GAAP) of SWK and its subsidiaries, taken as a whole, as of the date of such inquiry or proposal, or that generated 20% or more of net revenue or net income of SWK and its subsidiaries, taken as a whole, for the twelve (12) month period ending on the last day of SWK’s then most recently completed fiscal quarter, or (2) 20% or more of the outstanding shares of any class of capital stock of, or other equity or voting interests in, SWK or any of its subsidiaries or any resulting parent company of SWK, in each case other than the Mergers.
•
“Superior Proposal” shall mean a bona fide, unsolicited, written and binding Competing Proposal that is fully financed or has fully committed financing (with all percentages in the definition of Competing Proposal increased to 50%) made by a third party on terms that the SWK Board determines in good faith, after consultation with its financial and outside legal advisors, and considering all legal, financial, regulatory and other material aspects of, and the identity of the third party making, the Competing Proposal and such factors as the SWK Board considers in good faith to be appropriate, (A) is more favorable to stockholders of SWK from a financial point of view than the transactions contemplated by the Merger Agreement (including any revisions to the terms and conditions of the Merger Agreement proposed by RWAY to SWK in writing in response to such Competing Proposal under the non-solicitation provisions of the Merger Agreement) and (B) is reasonably likely of being completed on the terms proposed on a timely basis.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law or as would cause significant competitive harm, SWK will, and will cause its consolidated subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, agents, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available to RWAY all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege or any similar privilege or protection.

Publicity

Except as permitted by the non-solicitation provisions of the Merger Agreement, and prior to any SWK Adverse Recommendation change, SWK, RWAY and the Adviser each will consult with the others before issuing or causing the publication of any press release or other public announcement with respect to the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, except as may be required by applicable law or the rules and regulations of NASDAQ.

Takeover Statutes and Provisions

None of RWAY, Intermediary Sub, Acquisition Sub, or SWK will take any action that would cause the First Merger and related transactions to be subject to the requirements imposed by any takeover statute, and each of RWAY and SWK will take all necessary steps within its control to exempt (or ensure the continued exemption of) such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Stockholder Litigation

The parties to the Merger Agreement will give each other prompt written notice of (a) any notice or other communication received by such party from any governmental authority in connection with the Merger Agreement, the Mergers or the transactions contemplated thereby, or from any person alleging that their consent is or may be required in connection with the Mergers or the transactions contemplated thereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the parties, (b) any claims, investigations or legal proceedings commenced or to such party’s knowledge, threatened against such party or any of its subsidiaries which relate to the Merger Agreement, the Mergers or the transactions contemplated thereby and (c) any fact, circumstance or development of which any party (as applicable) becomes aware that will or is reasonably likely to result in any of the conditions to the First Merger becoming incapable of being satisfied by April 7, 2026 (the “Termination Date”).

Section 16 Matters

Prior to the Effective Time, the SWK Board and the RWAY Board will take all such steps as may be required to cause any dispositions of SWK Common Stock or acquisitions of RWAY Common Stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to SWK or will become subject to such reporting requirements with respect to RWAY, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the Merger Agreement, none of RWAY, SWK, the Adviser or any of SWK’s or RWAY’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

NASDAQ Listing

RWAY is required to use reasonable best efforts to cause the shares comprising the Per Share Merger Consideration to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the Effective Time.

Lease Termination

SWK will use its reasonable best efforts to seek to terminate, assign or enter into subleases on reasonable terms with respect to SWK’s real property lease, and any obligations thereunder as of or prior to the Closing. For the avoidance of doubt, all costs, expenses and liabilities related to such lease as of the Closing, including the termination of the same and any obligations thereunder, shall be borne solely by RWAY so long as such expenses and terms are reasonably acceptable to RWAY.

Conditions to Closing the Mergers

Conditions to Each Party’s Obligations to Effect the Mergers

The obligations of RWAY and SWK to effect the Mergers are subject to the satisfaction or waiver (to the extent permitted by law), at or prior to the Effective Time, of the following conditions:

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the required approval of SWK Stockholders with respect to the Merger Proposal is obtained at the SWK Special Meeting;
•
the issuance of RWAY Common Stock in connection with the First Merger has been approved for listing on Nasdaq, subject to official notice of issuance;
•
the registration statement, of which this proxy statement/prospectus forms a part of, has become effective under the Securities Act and shall not be the subject of any stop order or legal proceedings seeking a stop order;
•
any applicable waiting period under the HSR Act relating to the transaction contemplated by the Merger Agreement have expired or been terminated; and
•
no governmental authority of competent jurisdiction will have issued or entered into any law or order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the First Merger.

Conditions to Obligations of RWAY, Intermediary Sub and Acquisition Sub to Effect the Mergers

The obligations of RWAY, Intermediary Sub and Acquisition Sub to effect the Mergers are also subject to the satisfaction, or waiver (to the extent permitted by law) by RWAY, at or prior to the Effective Time, of the following conditions:

•
the representations and warranties of SWK pertaining to:
o
the organization, qualification, capitalization of SWK, authority, no conflict, the opinion of the financial advisor to SWK, brokers and the vote of SWK Stockholders required for the approval of the Merger Proposal are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);
o
the no material adverse effect representation of SWK is true and correct in all respects as of the date of the Merger Agreement; and
o
all other representations of SWK are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date), except for such failures to be true and correct as would not have, individually or in the aggregate, a material adverse effect in respect of SWK;
•
SWK has performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;
•
since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect in respect to SWK;
•
SWK has delivered to RWAY evidence reasonably satisfactory to RWAY that the terms of the SWK Notes have been amended to become compliant with the requirements under the 1940 Act; and
•
RWAY has received a certificate signed on behalf of SWK by an executive officer of SWK to the effect that the conditions in the bullet points above, as applicable to SWK, have been satisfied.

Conditions to Obligations of SWK to Effect the Mergers

The obligation of SWK to effect the Mergers are also subject to the satisfaction, or waiver by SWK, at or prior to the Effective Time, of the following conditions:

•
the representations and warranties of RWAY, Intermediary Sub, Acquisition Sub and/or the Adviser, as applicable, pertaining to:
o
the organization, qualification, capitalization of RWAY and its subsidiaries, authority, no conflict, brokers and no required vote of RWAY stockholders with respect to the Mergers are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);
o
the no material adverse effect representation of RWAY is true and correct in all respects as of the date of the Merger Agreement; and
o
all other representations of RWAY are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date), except for such failures to be true and correct as would not have, individually or in the aggregate, a material adverse effect in respect of SWK;
•
RWAY, Intermediary Sub and Acquisition Sub have performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;
•
since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect in respect to RWAY;
•
the “Lower Collar Amount”, which means (i) the aggregate value of the SWK Marks as of 5:00 p.m. New York City Time on the Determination Date minus (ii) Five Million Dollars ($5,000,000), does not exceed the SWK Portfolio Asset Value; and

•
SWK has received a certificate signed on behalf of RWAY by an executive officer of RWAY to the effect that the conditions in the bullet points above, as applicable to RWAY, have been satisfied.

Frustration of Closing Conditions

None of RWAY, Intermediary Sub, Acquisition Sub or RWAY may rely on the failure of any condition to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Mergers and the other transactions contemplated by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Proposal by SWK Stockholders:

•
by mutual written consent of RWAY and SWK;
•
by either RWAY or SWK, if:
o
the First Merger has not been consummated on or before 5:00 p.m. New York time on the Termination Date, provided that the right to terminate the Merger Agreement on this basis will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Merger Agreement has been the principle cause of or resulted in the failure of the Closing to have occurred on or before the Termination Date (“Termination for Termination Date”);
o
any governmental authority of competent jurisdiction will have issued or entered any law or order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated thereby, and such law or order or other action shall have become final and non-appealable; provided, however, that the right to terminate the Merger Agreement on this basis will not be available to a party if the issuance of such law or order or taking of such action was proximately caused by the failure of such party, and in the case of RWAY, including the failure of Intermediary Sub and Acquisition Sub, to perform or comply with any of its obligations under the Merger Agreement; provided, further, that neither SWK nor RWAY will have the right to terminate the Merger Agreement on this basis if SWK (in the case of a termination by RWAY), or RWAY, Intermediary Sub, Acquisition Sub or the Adviser (in the case of termination by SWK), as applicable, is then in material breach of any of its representations, warranties, covenants or obligations under the Merger Agreement; or
o
the SWK Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the SWK Stockholder Approval shall not have been obtained at such SWK Special Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the Merger Agreement is taken (“Termination for Stockholder Vote”);
•
(c) by SWK, if
o
(i) RWAY, Intermediary Sub, Acquisition Sub or the Adviser breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain SWK closing conditions, and such breach is not curable on or before the earlier of the Termination Date and the date that is thirty (30) calendar days after the giving of notice thereof by SWK to RWAY (provided that SWK is not then in material breach so as to result in the failure of a RWAY closing condition); or
o
(ii) prior to obtaining the SWK Stockholder Approval, in order to substantially concurrently enter into a binding definitive agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of the Merger Agreement (provided that SWK has not breached any of the no solicitation provisions of the Merger Agreement in any material respect resulting in such Superior Proposal) (“Termination for Superior Proposal”);
•
(d) by RWAY, if
o
(i) SWK breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of RWAY closing conditions, and such breach is not curable on or before the earlier of the Termination Date and the date that is thirty (30) calendar days after the giving of notice thereof by RWAY to SWK (provided that RWAY is not then in material breach so as to result in the failure of a SWK closing condition); or
o
(ii) at any time prior to the receipt of the SWK Stockholder Approval if, (A) SWK or the SWK Board (or any committee thereof) shall have made a SWK Adverse Recommendation Change, or (B) SWK fails to recommend against any Competing Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten (10) business days after the commencement thereof (“Termination for SWK Adverse Recommendation Change”).

Termination Fee

The Merger Agreement provides for the payment by SWK to RWAY of a termination fee of $8,225,000 (the “Termination Fee”) if the Merger Agreement is terminated by:

•
either RWAY or SWK, in the event of (i) a Termination for Stockholder Vote or a Termination for Termination Date (provided that, with respect to any such termination by SWK, such rights to termination are then available to RWAY) and (ii) in any such case, prior to the SWK Special Meeting, a Competing Proposal will have been publicly disclosed and not withdrawn prior to such date and within twelve (12) months after such termination, SWK enters into an Alternative Acquisition Agreement with respect to any Competing Proposal that is later consummated (regardless of whether or not such consummation happens prior to or following the end of such twelve (12) month period);
•
SWK, in the event of a Termination for Superior Proposal; or
•
RWAY, in the event of a Termination for SWK Adverse Recommendation Change.

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of the Adviser, SWK, RWAY, Intermediary Sub, Acquisition Sub or their respective affiliates or consolidated subsidiaries or any of their respective directors or officers, provided, however, except as otherwise provided in the Merger Agreement, (i) the Adviser, SWK and RWAY will remain liable to each other for any damages incurred or suffered by another party arising out of its willful or intentional breach of any provision of the Merger Agreement prior to the termination of the Merger Agreement or fraud and (ii) certain designated provisions of the Merger Agreement will survive the termination of the Merger Agreement.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided that after any approval of the Merger Proposal by SWK Stockholders, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law.

Expenses

Except as otherwise outlined in the section entitled “Description of the Merger Agreement – Termination of Merger Agreement – Termination Fees,” all expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers), will be paid by the party incurring such expenses, whether or not the transactions contemplated by the Merger Agreement (including the Mergers) are consummated. Notwithstanding the foregoing, RWAY will bear certain fees and expenses, including relating to (i) the termination of SWK’s real property leases, (ii) the calling of the SWK Notes, (iii) the preparation, filing and printing of this registration statement and proxy statement/prospectus, (iv) the preparation and filing of any required applications, notices or other filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (v) any severance amounts or other costs or expenses incurred by SWK in connection with the termination of any employee or service provider of SWK or any of its subsidiaries who was employed by or provided services to SWK as of the date of the Merger Agreement and who is terminated following the date of the Merger Agreement; provided that, for purposes of the calculation of such costs, the 2025 annual bonus owed to any such employee will not be considered to be a liability associated with the termination of such employee. Additionally, SWK will bear fees and expenses relating to (i) the procurement of a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of SWK’s existing directors’ and officers’ insurance policies, as required pursuant to the terms of the Merger Agreement, (ii) the engagement of a valuation firm for the purposes of providing good faith determination of a valuation range with respect to each of SWK’s portfolio assets and (iii) the arranging, announcing and holding of the SWK Special Meeting, including the costs of printing and mailing of SWK’s DEFM-14A to SWK Stockholders in preparation for the SWK Special Meeting and the retention of a proxy solicitor.

DESCRIPTION OF KEY STOCKHOLDER AGREEMENT

Concurrently with the execution of the Merger Agreement, RWAY entered into a key stockholder agreement (the “Key Stockholder Agreement”) with Double Black Diamond Offshore, Ltd., a Cayman Islands exempted company, (the “Key Stockholder”) and, solely for the purposes of Section 4 thereto, Black Diamond Offshore Ltd., a Cayman Islands exempted company. The Key Stockholder Agreement, among other things:

•
requires the Key Stockholder to vote its covered shares of SWK Common Stock in favor of the approval and adoption of the Merger Agreement;
•
requires the Key Stockholder to refrain from, directly or indirectly, absent the prior written consent of RWAY:
o
engaging in or becoming a participant in any “solicitation” (as such term is used in the proxy rules of the SEC, but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) of the Exchange Act), with respect to RWAY, RWAY Common Stock or any other voting securities of RWAY, of proxies or consents; or conducting any non-binding referendum with respect to any matter or proposal to be voted on by holders of RWAY Common Stock or other voting securities of RWAY;
o
making any public statement in support of any third-party solicitation or referendum with respect to RWAY, RWAY Common Stock or any other voting securities of RWAY;
o
seeking or proposing, alone or in concert with others, to have the Adviser terminated or replaced, to prevent the adoption of the RWAY Investment Advisory Agreement, or to have the RWAY Investment Advisory Agreement terminated, amended, modified or otherwise replaced or canceled;
o
seeking or proposing, alone or in concert with others, election or appointment to, or representation on, the RWAY Board; or nominating or proposing the nomination of, or recommending the nomination of, any candidate to the RWAY Board;
o
seeking or proposing, alone or in concert with others, the removal of any member of the RWAY Board;
o
seeking or proposing, alone or in concert with others, to call a meeting of the stockholders of RWAY;
o
making or being the proponent of any stockholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise) for consideration by the stockholders of RWAY; or
o
publicly disclosing any intention, plan or arrangement to take any action inconsistent with the provisions of (i) through (vii) above.

As of the SWK Record Date, the Key Stockholder is entitled to vote approximately [•] shares of SWK Common Stock, or approximately [•]% of the outstanding shares of SWK Common Stock. The foregoing is a summary of the material terms of the Key Stockholder Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Key Stockholder Agreement, which is incorporated by reference herein.

Prior to entry into the Key Stockholder Agreement, the SWK Board adopted resolutions approving the Key Stockholder Agreement under Section 203 of the DGCL such that the restrictions on business combinations contained in Section 203 will not apply to the Mergers.

ACCOUNTING TREATMENT OF THE MERGER

Management has determined that the Mergers will be accounted for as an asset acquisition in accordance with ASC 805-50, Business Combinations-Related Issues, with RWAY as the accounting survivor. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the assets (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the net assets acquired. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.

In connection with the Mergers, the outstanding shares of SWK Common Stock will be exchanged for a combination of newly issued shares of RWAY Common Stock and cash consideration.

The consideration paid (i.e. cost) of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill. To the extent that the consideration paid to SWK Stockholders does not approximate the relative fair values of the net identifiable assets acquired, other than “non-qualifying” assets, any such premium (or discount) paid by RWAY will be further allocated to the cost of the SWK assets acquired by RWAY pro-rata to their relative fair value, other than “non-qualifying” assets. Immediately following the closing of the Mergers, RWAY, as the accounting survivor, is required to present its assets at their respective fair values and, as a result, the purchase premium (or discount) is allocated to the cost basis of the SWK assets acquired and will be immediately recognized as unrealized gain (or loss) on the consolidated financial statements of RWAY. The component of this amount which is allocated to the acquired loan investments will be accreted over the remaining maturities as a reduction (or increase) to interest income. Additionally, the component of this amount which is allocated to the acquired equity and royalty securities will be recognized as a realized gain (or loss) upon termination or disposal of such instruments.

The final allocation of the purchase price will be determined after the Mergers is completed and after completion of a final analysis to determine the estimated relative fair values of SWK’s investment portfolio and its net asset value. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of SWK as compared to the information shown in this proxy statement/prospectus may change the amount of the purchase price recognized as income in accordance with ASC 805-10. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of U.S. federal income tax considerations generally applicable to the Mergers and an investment in shares of RWAY Common Stock by a shareholder of SWK. This summary does not purport to be a complete description of the income tax considerations of the Mergers or applicable to an investment in shares of RWAY Common Stock. No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting RWAY, SWK, or their stockholders. No ruling has been or will be sought from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

The discussion set forth herein does not constitute tax advice and stockholders are urged to consult their tax advisers to determine the specific U.S. federal, state, local and foreign tax considerations to them of the Mergers and an investment in RWAY Common Stock in light of their particular circumstances.

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” is a beneficial owner of SWK Common Stock or RWAY Common Stock who for U.S. federal income tax purposes is:

•
a citizen or individual resident of the United States;
•
a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any State or the District of Columbia;
•
a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or
•
an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” or “non-U.S. holder” means a beneficial owner of SWK Common Stock or RWAY Common Stock that is neither a U.S. stockholder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds SWK Common Stock or RWAY Common Stock, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding SWK Common Stock or RWAY Common Stock, you should consult your tax advisor.

This discussion addresses only those SWK Stockholders and RWAY Stockholders that hold their SWK Common Stock or RWAY Common Stock as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular SWK Stockholders or RWAY Stockholders in light of their individual circumstances or to SWK Stockholders or RWAY Stockholders that are subject to special rules, such as:

•
financial institutions;
•
pass-through entities and investors in such entities;
•
insurance companies;
•
tax-exempt organizations;
•
controlled foreign corporations and passive foreign investment companies;
•
real estate investment trusts;
•
RICs;
•
mutual funds;
•
pension plans and trusts;
•
dealers in securities;
•
traders in securities that elect to use a mark-to-market method of accounting;
•
persons who exercise dissenters’ rights;

•
persons that hold SWK Common Stock or RWAY Common Stock as part of a straddle, hedge, constructive sale or conversion transaction;
•
United States expatriates or former citizens or residents of the United States;
•
U.S. stockholders whose functional currency is not the U.S. dollar;
•
a person required to accelerate the recognition of any item of gross income with respect to SWK Common Stock or RWAY Common Stock as a result of such income being recognized on an applicable financial statement;
•
persons who are not U.S. stockholders (except as otherwise disclosed below under “—Non-U.S. Stockholders”);
•
persons who own, actually or constructively, more than 5% of the stock of SWK or RWAY; and
•
persons who acquired their shares of SWK Common Stock or RWAY Common Stock through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan, individual retirement accounts or other tax-deferred accounts.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under the Medicare tax on NII.

The following discussion is based on the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion.

Tax Consequences of the Mergers

Neither RWAY nor SWK will receive an opinion as to the tax consequences of the Mergers for RWAY, SWK or SWK’s stockholders. RWAY and SWK will treat the Mergers as a taxable exchange not qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and therefore generally:

•
since the First Merger will be a taxable event for holders of SWK Common Stock as of the date of the Merger, such holders of SWK Common Stock will recognize gain or loss upon the exchange of their SWK Common Stock for RWAY Common Stock and cash equal to the difference between the fair market value of the RWAY Common Stock and the amount of cash received by the SWK stockholder and the SWK stockholder’s tax basis in his, her or its SWK Common Stock. Gain or loss, as well as the holding period, will be determined separately for each block of SWK Common Stock (i.e., shares acquired at the same cost in a single transaction) surrendered pursuant to the Merger. Such gain or loss generally will be a capital gain or loss, and will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the SWK Common Stock is greater than one year. U.S. federal backup withholding tax may be imposed on the RWAY Common Stock and cash received by a holder of SWK Common Stock tendering such SWK Common Stock pursuant to the Merger;
•
following the Third Merger, RWAY’s tax basis in the assets that it receives pursuant to the Mergers will be the same as SWK’s basis in those assets immediately prior to the Mergers;
•
RWAY’s holding period in the assets it receives pursuant to the Mergers will be the same as the holding period of SWK in the assets prior to the Mergers;
•
the adjusted tax basis in any RWAY Common Stock received by a holder of SWK Common Stock pursuant to the Mergers will equal the fair market value of the RWAY Common Stock received by such holder on the date of its acquisition;
•
an SWK stockholder’s holding period in any RWAY Common Stock received pursuant to the Mergers will begin on the day following the date of its acquisition; and
•
no gain or loss will be recognized by RWAY or holders of RWAY Common Stock as a result of the Mergers.

Non-U.S. Stockholders

Gain recognized by a non-U.S. stockholder upon the exchange of SWK Common Stock pursuant to the First Merger generally should not be subject to U.S. federal income tax unless:

•
the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to an additional branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);
•
the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the First Merger and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or
•
SWK is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the First Merger and (ii) the non-U.S. stockholder’s holding period in the SWK Common Stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of the outstanding SWK Common Stock at any time during the applicable period. Although there can be no assurances in this regard, SWK does not believe that it is or was during the last five years a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the First Merger, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. stockholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act”, or “FATCA”, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (or “FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (as “IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. Proposed U.S. Treasury Regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on gross proceeds entirely. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Non-U.S. stockholders should consult their tax advisors regarding the potential application of FATCA withholding on amounts received by such holders in connection with the Mergers.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

Pursuant to the Mergers, RWAY will generally inherit the historic tax basis and holding periods of SWK’s assets and certain tax attributes of SWK, such as capital loss carryforwards, in each case subject to the limitations described below.

In general, as SWK Stockholders before the Mergers are expected to hold less than 50% of the outstanding shares of RWAY immediately following the Mergers, it is expected that SWK will undergo an “ownership change” under Sections 382 and 383 of the Code as a result of the Mergers such that limitations will apply to capital loss carryforwards (and certain “net unrealized built-in loss” (“NUBIL”), if any) of SWK inherited by RWAY in the Mergers. Although it is not expected that RWAY will undergo an ownership change as a result of the Mergers, no assurance can be given that RWAY will not undergo such an ownership change.

Assuming SWK undergoes an ownership change, the Mergers generally would result in limitations on (i) the ability of SWK to use its loss carryforwards (and, if SWK has a NUBIL at the time of the Mergers, to use any capital losses on the disposition of its assets to the extent the losses are recognized within five years following the Mergers and are attributable to the NUBIL) and (ii) on the ability of SWK’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for both capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of SWK’s (or SWK’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published monthly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

In addition, under Section 384 of the Code, if RWAY has a “net unrealized built-in gain” (within the meaning of Section 384 of the Code) (“NUBIG”) at the time of the Mergers, RWAY, as the surviving company, will be prohibited from using the following to offset gains attributable to such NUBIG within five years following the Mergers: (i) SWK’s capital loss carryforwards and (ii) recognized losses attributable to SWK’s NUBIL at the time of the Mergers. Similarly, if SWK has a NUBIG at the time of the Mergers, RWAY will be prohibited from using the following to offset gains attributable to such NUBIG within five years following the Mergers: (i) RWAY’s capital loss carryforwards and (ii) recognized losses attributable to RWAY’s NUBIL at the time of the Mergers.

The ability of RWAY to use its or SWK’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if RWAY is able to utilize its or SWK’s capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both SWK Stockholders and RWAY Stockholders following the Mergers. Therefore, an SWK Stockholder or RWAY Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of RWAY’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by SWK’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

As of December 31, 2024, RWAY had approximately $31.6 million of capital loss carryforwards, which are not subject to expiration. As of December 31, 2024, SWK had approximately $58.1 million of net operating losses, which will expire in 2037.

U.S. Federal Income Taxation of an Investment in RWAY Common Stock

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to RWAY, to RWAY’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in RWAY Common Stock.

Election to be Taxed as a RIC

RWAY has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, RWAY generally will not have to pay corporate-level U.S. federal income taxes on any income that RWAY distributes to RWAY Stockholders from its taxable earnings and profits. To qualify as a RIC, RWAY must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, RWAY must distribute to RWAY Stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss (the “Annual Distribution Requirement”). Even if RWAY qualifies as a RIC, RWAY generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that RWAY qualifies as a RIC and satisfies the Annual Distribution Requirement, RWAY will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that it timely distributes to stockholders. RWAY will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to RWAY Stockholders.

RWAY will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which RWAY paid no U.S. federal income tax. RWAY will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, RWAY must, among other things:

•
elect to be treated as a RIC;
•
meet the Annual Distribution Requirement;
•
qualify to be treated as a BDC or be registered as a management investment company under the Investment Company Act at all times during each taxable year;
•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (including but not limited to gain from options, futures and forward contracts) and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”);
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diversify its holdings so that at the end of each quarter of the taxable year:
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at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
•
no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by RWAY and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that RWAY invests in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), RWAY generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by RWAY directly. In addition, RWAY generally must take into account its proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which RWAY is a partner for purposes of the Diversification Tests.

In determining whether or not a RIC is in compliance with the Diversification Tests, the 90% Income Test and the Annual Distribution Requirement, a RIC may take into consideration certain cure provisions contained in the Code.

In order to meet the 90% Income Test, RWAY may establish one or more special purpose corporations to hold assets from which RWAY does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through such a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore RWAY can expect to achieve a reduced after-tax yield on such investments.

RWAY may be required to recognize taxable income in circumstances in which RWAY does not receive a corresponding payment in cash. For example, if RWAY holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), RWAY must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by RWAY in the same taxable year. RWAY may also have to include in income other amounts that RWAY has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. RWAY anticipates that a portion of RWAY’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in RWAY’s investment company taxable income for the year of the accrual, RWAY may be required to make a distribution to RWAY Stockholders in order to satisfy the Annual Distribution Requirement, even though RWAY will not have received any corresponding cash amount. As a result, RWAY may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. RWAY may have to sell some of its investments at times and/or at prices RWAY would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If RWAY is not able to obtain cash from other sources, RWAY may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which RWAY invests may face financial difficulty that requires RWAY to work-out, modify or otherwise restructure its investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in RWAY’s recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by RWAY from warrants acquired by RWAY as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long RWAY held a particular warrant.

RWAY’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, RWAY’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by RWAY.

If RWAY acquires investments in “passive foreign investment companies” (“PFICs”) (including equity tranche investments in CLO vehicles that are PFICs), RWAY may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by RWAY to RWAY Stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require RWAY to recognize its share of the PFIC’s income for each year regardless of whether RWAY receives any distributions from such PFIC. RWAY must nonetheless distribute such income to maintain its status as a RIC.

If RWAY holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), RWAY may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to RWAY’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If RWAY is required to include such deemed distributions from a CFC in its income, RWAY will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If RWAY is required to include amounts in income prior to receiving distributions representing such income, RWAY may have to sell some of its investments at times and/or at prices RWAY would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If RWAY is not able to obtain cash from other sources, RWAY may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In addition, as discussed above, to qualify as a RIC, RWAY must, among other thing, satisfy the 90% Income Test. Although the Code generally provides that the income inclusions from a PFIC for which RWAY has made a qualifying fund election (such a PFIC, a “QEF”) or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to RWAY in the same taxable year in which the income is included in RWAY’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if RWAY does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. The IRS and U.S. Treasury Department have issued regulations that provide that the income inclusions from a QEF or a CFC will be good income for purposes of the 90% Income Test if RWAY receives a cash distribution from such entity in the same year attributable to the included income or the included income is derived with respect to RWAY’s business of investing in stocks and securities. Accordingly, under current law, RWAY believes that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test whether or not such income is distributed by the QEF or CFC during the taxable year.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time RWAY accrues income, expenses, or other liabilities denominated in a foreign currency and the time RWAY actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although RWAY does not presently expect to do so, RWAY is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the 1940 Act, RWAY is not permitted to make distributions to RWAY Stockholders while certain of its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Business — Regulation — Qualifying Assets” in Part I, Item 1 of RWAY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the section entitled “Indebtedness; Coverage Ratio.” Moreover, RWAY’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of RWAY’s portfolio and/or (2) other requirements relating to RWAY’s status as a RIC, including the Diversification Tests. If RWAY disposes of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, RWAY may make such dispositions at times that, from an investment standpoint, are not advantageous.

If RWAY fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, RWAY will be subject to tax in that year on all of its taxable income, regardless of whether RWAY makes any distributions to RWAY Stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to RWAY Stockholders. See the section entitled “— Failure To Qualify as a RIC” below. Except as otherwise indicated, this discussion assumes that RWAY will qualify for taxation as a RIC for all relevant years.

As a RIC, RWAY is not allowed to carry forward or carry back a net operating loss for purposes of computing its investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions RWAY engages in may cause its ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of RWAY’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause RWAY to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. RWAY will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that RWAY invests in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to RWAY and its proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect RWAY’s qualification as a RIC. RWAY intends to monitor its investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent RWAY’s disqualification as a RIC.

RWAY may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring RWAY to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Failure to Qualify as a RIC

If RWAY were unable to maintain tax treatment as a RIC, RWAY would be subject to tax on all of its taxable income at regular corporate rates. RWAY would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to RWAY Stockholders as dividend income to the extent of RWAY’s current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 20%, provided certain holding period and other requirements are met). Subject to certain limitations under the Code, corporate stockholders would be eligible for the dividends-received deduction.

Distributions in excess of RWAY’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If RWAY fails to meet the RIC requirements for more than two consecutive years and then seeks to re-qualify as a RIC, RWAY would be required to recognize gain to the extent of any unrealized appreciation in its assets unless RWAY made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period. Except as otherwise indicated, this discussion assumes that RWAY will qualify for taxation as a RIC for all relevant years.

Taxation of U.S. Stockholders

Whether an investment in shares of RWAY Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of RWAY Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of RWAY Common Stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their tax advisors before making an investment in RWAY Common Stock.

Distributions by RWAY generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of RWAY’s “investment company taxable income” (which is, generally, RWAY’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of RWAY’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by RWAY to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (currently at a maximum tax rate of 20%) provided that RWAY properly reports such distributions as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by RWAY will be attributable to qualifying dividends; therefore, RWAY’s distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of RWAY’s net capital gain (which is generally RWAY’s net long-term capital gain in excess of net short-term capital loss) properly reported by RWAY as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (currently at reduced rates in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its RWAY Common Stock and regardless of whether paid in cash or reinvested in additional RWAY Common Stock. Distributions in excess of RWAY’s current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s RWAY Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

U.S. stockholders who receive distributions in the form of stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash. The U.S. stockholder will have an adjusted tax basis in the additional shares of RWAY Common Stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although RWAY currently intends to distribute any long-term capital gain at least annually, RWAY may in the future decide to retain some or all of its long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, RWAY will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by RWAY. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since RWAY expects to pay tax on any retained capital gain at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes RWAY paid. In order to utilize the deemed distribution approach, RWAY must provide written notice to RWAY Stockholders prior to the expiration of 60 days after the close of the relevant taxable year. RWAY cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, RWAY may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If RWAY makes such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by RWAY in October, November or December of any calendar year, payable to U.S. stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by RWAY’s U.S. stockholders on December 31 of the year in which the dividend was declared.

RWAY may have the ability to declare a large portion of a distribution in shares of RWAY Common Stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may generally be as low as 20% based on certain guidance issued by the IRS) and certain requirements are met, the entire distribution to the extent of RWAY’s current or accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was a cash distribution, even though most of the distribution was paid in shares of RWAY Common Stock.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of RWAY Common Stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the RWAY Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of RWAY Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of RWAY Common Stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. stockholders taxed at individual rates currently are subject to reduced U.S. federal income tax rates on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in RWAY Common Stock. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income.

Noncorporate U.S. stockholders with net capital loss for a year (capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

If RWAY ceases to be a publicly offered regulated investment company, a noncorporate U.S. stockholder’s pro rata portion of RWAY’s affected expenses, including RWAY’s management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. For taxable years beginning before 2026, certain expenses (including advisory fees), referred to as miscellaneous itemized deductions generally are not deductible by noncorporate U.S. stockholders, including individuals, trusts, and estates. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a noncorporate U.S. stockholder (such as an individual, trust or estate) only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. RWAY anticipates that it will initially constitute a publicly offered regulated investment company although it is possible that it may not qualify at some point in the future.

RWAY (or the applicable withholding agent) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Dividends paid by RWAY generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions and gains on sale may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

RWAY (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish RWAY with a correct taxpayer identification number or a certificate that such U.S. stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies RWAY that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to shares of RWAY Common Stock of $2 million or more for a noncorporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in RWAY Common Stock. Distributions of RWAY’s “investment company taxable income” (which excludes net capital gain) to non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of RWAY’s current and accumulated earnings and profits, unless an applicable exception applies. However, RWAY generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by RWAY as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of RWAY’s distributions will be reported as eligible for this exception.

Actual or deemed distributions of RWAY’s net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of RWAY Common Stock, that are not effectively connected with a U.S. trade or business carried on by the non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a U.S. resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If RWAY distributes its net capital gain in the form of deemed rather than actual distributions (which RWAY may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax RWAY pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in RWAY Common Stock may not be appropriate for a non-U.S. stockholder.

Distributions of RWAY’s “investment company taxable income” and net capital gain (including deemed distributions) to non-U.S. stockholders, and gains realized by non-U.S. stockholders upon the sale of RWAY Common Stock that are “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a noncorporate non-U.S. stockholder, RWAY may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

RWAY may have the ability to declare a large portion of a distribution in shares of RWAY Common Stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain guidance issued by the IRS) and certain requirements are met, the entire distribution to the extent of RWAY’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of RWAY Common Stock.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in RWAY Common Stock.

A non-U.S. stockholder who is a nonresident alien individual or foreign corporation may be subject to information reporting and withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides RWAY or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from withholding.

FATCA generally imposes a 30% withholding tax on payments of certain types of income to FFIs unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an IGA with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the withholding tax include U.S.-source interest and dividends. While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of RWAY Common Stock, proposed U.S. Treasury Regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on gross proceeds entirely. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. stockholder and the status of the intermediaries through which they hold their shares, non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in RWAY Common Stock.

SWK PROPOSAL 1 — APPROVAL OF THE MERGER PROPOSAL

General

SWK is asking SWK Stockholders to adopt the Merger Agreement and approve the First Merger pursuant to the Merger Agreement. At the Effective Time, and subject to the terms and conditions of the Merger Agreement, each share of SWK Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by RWAY or any of its consolidated subsidiaries, including Intermediary Sub and Acquisition Sub) will be converted into the right to receive, in accordance with the Merger Agreement and at the election of the respective SWK Stockholder, either the (i) Per Share Stock Consideration or (ii) Per Share Cash Consideration, as described in the section entitled “Description of the Merger Agreement – Merger Consideration.” In addition to the Per Share Merger Consideration, SWK Stockholders will be entitled to receive the Per Share Guaranteed Cash Payment.

Approval of the Merger Proposal is required for the completion of the Mergers.

Appraisal Rights

Subject to the closing of the First Merger, SWK Stockholders who do not vote in favor of the Merger Proposal and otherwise comply with the procedures and satisfy the conditions set forth in Section 262 of the DGCL are entitled to appraisal rights under Section 262 of the DGCL. Failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of appraisal rights. See the section entitled “The Mergers — Appraisal Rights” of this proxy statement/prospectus.

Required Vote

SWK Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote of SWK Stockholders representing a majority of outstanding shares of SWK Common Stock entitled to vote at the SWK Special Meeting is required to approve the Merger Proposal.

Abstentions will have the same effect as votes “AGAINST” the Merger Proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless SWK Stockholders designate otherwise.

After careful consideration, the SWK Board unanimously approved the Merger Agreement and determined the Merger Agreement and the transactions contemplated thereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable and unanimously recommends that SWK Stockholders vote “FOR” the Merger Proposal.

SWK PROPOSAL 2 — APPROVAL OF THE COMPENSATION PROPOSAL

General

Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, SWK is asking SWK Stockholders to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SWK’s named executive officers in connection with the Merger, as described in the section entitled “The Mergers - Interests of the Directors and Executive Officers of SWK in the Mergers” and quantified pursuant to Item 402(t) of Regulation S-K (the “Compensation Proposal”).

This proposal gives SWK Stockholders the opportunity to express their views on the merger-related compensation arrangements for SWK’s named executive officers. Approval of this advisory vote is not required for completion of the Mergers. The vote on this proposal is advisory only and will not be binding on SWK, RWAY, or the Combined Company following the Mergers. Because the Merger is expected to be completed regardless of the outcome of this advisory vote, the compensation arrangements described in this proxy statement/prospectus will remain in effect even if SWK Stockholders do not approve this proposal.

For more information regarding these compensation arrangements, see the section entitled “The Mergers - Interests of the Directors and Executive Officers of SWK in the Mergers” of this proxy statement/prospectus.

Required Vote

SWK Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Compensation Proposal. The affirmative vote of SWK Stockholders representing a majority of all the votes properly cast at the SWK Special Meeting is required to approve the Compensation Proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

After careful consideration, the SWK Board unanimously recommends that SWK Stockholders vote “FOR” the Compensation Proposal, on a non-binding advisory basis.

SWK PROPOSAL 3 — APPROVAL OF THE ADJOURNMENT PROPOSAL

General

SWK is asking SWK Stockholders to approve one or more adjournments of the SWK Special Meeting if necessary to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of the SWK Special Meeting to approve the Merger Proposal.

SWK’s right to adjourn or postpone the SWK Special Meeting and the duration of any such adjournment is subject to the terms of the Merger Agreement.

Approval of the Adjournment Proposal is not required for the completion of the Mergers.

Required Vote

SWK Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote of SWK Stockholders representing a majority of all votes properly cast at the SWK Special Meeting is required to approve the Adjournment Proposal.

Abstentions will have no effect on the voting outcome of the Adjournment Proposal. Proxies received will be voted “FOR” the approval of the Adjournment Proposal unless SWK Stockholders designate otherwise.

After careful consideration, the SWK Board unanimously recommends that SWK Stockholders vote “FOR” the Adjournment Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

Price Range of RWAY Common Stock and Distributions

RWAY Common Stock is quoted on the NASDAQ Global Select Market under the symbol “RWAY.” The last reported price for shares of RWAY Common Stock on November 14, 2025 was $9.85 per share. As of November 14, 2025, there were approximately 43 holders of record of RWAY Common Stock. The following table sets forth, for each fiscal quarter during the last three fiscal years and the current fiscal year to date: (i) the NAV per share of RWAY Common Stock, (ii) the high and low closing sales prices for RWAY Common Stock and such sales prices as a percentage of NAV per share, and (iii) the dividends and distributions per share of RWAY Common Stock declared during the applicable period.

			Closing Sale Prices(2)
Period	NAV(1)		High	Low	Premium/ (Discount) of High Sale Price to NAV(3)	Premium/ (Discount) of Low Sale Price to NAV(3)	Dividends and Distributions Declared
Year ending December 31, 2025
Fourth Quarter (through November 14, 2025)	$	N/A	$10.23	$9.60	N/A %	N/A %	$0.33
Third Quarter		13.55	11.31	10.16	(16.5)	(25.0)	0.36
Second Quarter		13.66	10.73	8.64	(21.4)	(36.7)	0.35
First Quarter		13.48	11.63	10.35	(13.7)	(23.2)	0.36
Year ending December 31, 2024
Fourth Quarter		$13.79	$10.96	$9.97	(20.5)%	(27.7)%	$0.40
Third Quarter		13.39	12.02	10.10	(10.2)	(24.6)	0.45
Second Quarter		13.14	13.25	11.57	0.8	(11.9)	0.47
First Quarter		13.36	13.67	11.56	2.3	(13.5)	0.47
Year ending December 31, 2023
Fourth Quarter		$13.50	$13.24	$11.90	(1.9)%	(11.9)%	$0.46
Third Quarter		14.08	13.55	12.15	(3.8)	(13.7)	0.45
Second Quarter		14.17	12.63	10.60	(10.9)	(25.2)	0.45
First Quarter		14.07	13.85	10.89	(1.6)	(22.6)	0.45
Year ending December 31, 2022
Fourth Quarter		$14.22	$13.52	$11.31	(4.9)%	(20.5)%	$0.36
Third Quarter		14.12	13.81	11.24	(2.2)	(20.4)	0.33
Second Quarter		14.14	14.51	10.98	2.6	(22.3)	0.30
First Quarter		14.45	14.77	12.21	2.2	(15.5)	0.27

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)
Closing sales price as provided by NASDAQ.
(3)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

Pursuant to the RWAY DRIP, RWAY reinvests all cash dividends or distributions declared by the RWAY Board on behalf of RWAY Stockholders who do not elect to receive their distributions in cash. As a result, if the RWAY Board declares a distribution, then RWAY Stockholders who have not elected to “opt out” of the RWAY DRIP will have their distributions automatically reinvested in additional shares of RWAY Common Stock. See the section entitled “Dividend Reinvestment Plan of RWAY” for additional information regarding the RWAY DRIP.

Price Range of SWK Common Stock and Distributions

SWK Common Stock is quoted on the NASDAQ Capital Market under the symbol “SWKH.” The last reported price for shares of SWK Common Stock on November 14, 2025 was $16.51 per share. As of November 14, 2025, there were approximately 86 holders of record of SWK Common Stock. The following table sets forth, for each fiscal quarter during the last three fiscal years and the current fiscal year to date (i) the high and low closing sales prices for SWK Common Stock and (ii) the dividends and distributions per share of SWK Common Stock declared during the applicable period.

	Closing Sale Prices(1)
Period	High	Low	Dividends and Distributions Declared
Year ending December 31, 2025
Fourth Quarter (through November 14, 2025)	$16.94	$14.40	$	N/A
Third Quarter	15.28	14.02		N/A
Second Quarter	15.23	12.91		4.00
First Quarter	13.95	12.48		N/A
Year ending December 31, 2024
Fourth Quarter	$13.52	$12.01	$	N/A
Third Quarter	14.26	12.99		N/A
Second Quarter	14.06	12.77		N/A
First Quarter	14.23	12.76		N/A
Year ending December 31, 2023
Fourth Quarter	$14.49	$12.41	$	N/A
Third Quarter	13.31	12.25		N/A
Second Quarter	14.22	13.07		N/A
First Quarter	15.39	13.94		N/A
Year ending December 31, 2022
Fourth Quarter	$15.71	$13.47	$	N/A
Third Quarter	14.84	12.88		N/A
Second Quarter	15.77	13.39		N/A
First Quarter	15.74	13.38		N/A

(1)
Closing sales price as provided by NASDAQ.

MANAGEMENT OF RWAY AND SWK

Please refer to “Proposal No. 1 – Election of Directors” in RWAY’s most recent definitive proxy statement, filed with the SEC on April 29, 2025, which is incorporated by reference into this proxy statement/prospectus, for information relating to the management of RWAY.

Please refer to “Executive Officers” in SWK’s most recent definitive proxy statement, filed with the SEC on April 30, 2025, which is incorporated by reference into this proxy statement/prospectus, for information relating to the management of SWK.

PORTFOLIO MANAGEMENT OF RWAY

The Adviser is responsible for the overall management of RWAY’s activities and is responsible for making investment decisions with respect to RWAY’s portfolio. The portfolio managers of the Adviser meets regularly to consider its investments, review its strategic initiatives and supervise the actions taken by the Adviser on its behalf. In addition, the portfolio managers will review and monitor the performance of the investment portfolio. Each investment must be approved by a majority of the portfolio managers. Runway Growth Capital may increase or decrease the number of its portfolio managers from time to time. All transactions submitted to the portfolio managers will have to demonstrate the following characteristics, each verified in formal due diligence:

•
a competent management team with relevant experience;
•
a product or service addressing a large market, meeting a compelling market need which cannot be easily duplicated (i.e., barriers to entry exist);
•
a business model that is rational and sustainable;
•
a business with the ability to maintain or develop a stable enterprise value;
•
demonstrated progress in achieving development of fundamental technology or product offering, for mid-stage companies, or demonstrated revenue traction and momentum for expansion stage companies or both diversified revenue and demonstrated, positive gross margins if late stage;
•
the level of debt after our loan is made will not be prohibitive to operating the company or to attracting additional funds to the company; and
•
for companies that are not yet profitable, investors that are capable of and are strongly inclined to support the company even if the company departs from plan as there will exist, under all but the most severe stress scenarios, sufficient realizable equity value in excess of our loan to provide strong incentive for investors to make additional funds available to our borrower in order to ultimately realize that equity value.

The RWAY Board, including a majority of its independent directors, oversees and monitors the investment performance and, beginning with the second anniversary of the effective date of the RWAY Investment Advisory Agreement, will annually review the compensation we pay to the Adviser.

The following individuals (the “RWAY Portfolio Managers”) have senior responsibility for the management of RWAY’s investment portfolio: David Spreng, Thomas B. Raterman, Greg Greifeld and Patrick Schafer. The Adviser has primary responsibility for the day-to-day implementation and management of RWAY’s investment portfolio.

Information regarding the business experience of the RWAY Portfolio Managers is set forth below.

R. David Spreng

David Spreng is the Founder and Chief Executive Officer of the Adviser. Mr. Spreng previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010. He also served as Managing Partner of Crescendo Ventures, which he co-founded in 1998. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc. from 1989 to 1994.

Thomas B. Raterman

Thomas Raterman has served as Chief Financial Officer of the Adviser since 2015, as well as Chief Operating Officer since 2021. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from 2011 to 2016. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly owned subsidiaries from 2006 to 2009. In addition, he was co-founder and served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from 1998 to 2001. Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc. from 1995 to 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank.

Greg Greifeld

Greg Greifeld joined the Adviser in 2015 and currently serves as the Chief Investment Officer. Prior to joining the Adviser, Mr. Greifeld held roles at HPS Investment Partners and in the Investment Banking division and Special Investments Group at J.P. Morgan.

Patrick Schafer

Patrick Schafer joined BC Partners in 2018 and is a Partner in the Credit team. Previously, Mr. Schafer worked at Apollo Global Management for seven years, including as Managing Director of the Direct Originations team in the Apollo Opportunistic Credit Group. Prior to this, he worked for over three years at Deutsche Bank Securities in its Investment Banking Division.

Equity Securities

The dollar range of equity securities in RWAY beneficially owned at December 31, 2024 by each RWAY Portfolio Manager is as follows:

Name	Dollar Range of Equity Securities in RWAY(1)
R. David Spreng	Over $1,000,000
Thomas B. Raterman	$100,001—$500,000
Greg Greifeld	$50,001—$100,000
Patrick Schafer	None

(1)
Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or Over $1,000,000.

Other Accounts Managed

The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2024.

Name of RWAY Portfolio Managers	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions) (1)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)(2)
R. David Spreng	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	298	1	229
	Other Accounts	1	50	0	-
Thomas B. Raterman	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	298	1	229
	Other Accounts	1	50	0	-
Greg Greifeld	Registered Investment Companies	0	$-	0	$-
	Other Pooled Investment Vehicles	2	298	1	229
	Other Accounts	1	50	0	-
Patrick Schafer	Registered Investment Companies	6	$1,220	6	$1,220
	Other Pooled Investment Vehicles	8	5,000	8	5,000
	Other Accounts	3	822	1	13

(1)
Total Other Assets as defined by RWAY, which includes undrawn commitments.
(2)
Represents the assets under management of the accounts managed that have the potential to generate fees in addition to management fees based on total assets.

Compensation

None of the Adviser’s investment professionals receive any direct compensation from RWAY in connection with the management of our portfolio.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF RWAY

Please refer to “Certain Relationships and Related Transactions” in RWAY’s most recent definitive proxy statement, filed with the SEC on April 29, 2025, which is incorporated by reference to this proxy statement/prospectus.

BUSINESS OF RWAY

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024, in “Item 1. Legal Proceedings” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended March 31, 2025, in “Item 1. Legal Proceedings” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended June 30, 2025, and in “Item 1. Legal Proceedings” in Part II of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended September 30, 2025 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF RWAY

The information in “Notes to Consolidated Financial Statements—Note 12. Financial Highlights” of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024, in “Notes to Consolidated Financial Statements—Note 12. Financial Highlights” of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended March 31, 2025, in “Notes to Consolidated Financial Statements—Note 12. Financial Highlights” of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended June 30, 2025, and in “Notes to Consolidated Financial Statements—Note 12. Financial Highlights” of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended September 30, 2025 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF RWAY

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024, in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended March 31, 2025, in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended June 30, 2025, and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of RWAY's Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended September 30, 2025 is incorporated herein by reference.

SENIOR SECURITIES OF RWAY

The information in “Notes to Consolidated Financial Statements—Note 7. Borrowings—Senior Securities” in the Index to Audited Consolidated Financial Statements of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024 is incorporated herein by reference.

PORTFOLIO COMPANIES OF RWAY

The following table sets forth certain information as of September 30, 2025, for each portfolio company in which RWAY had an investment. Information in the table is presented in thousands, except share and per share amounts.

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
Debt Investments
	Application Software
Airship Group, Inc.	1225 West Burnside Suite 401 Portland, OR 97209 United States	Senior Secured	SOFR+3.75%, 9.08% floor, 3.00% PIK, 3.25% ETP	6/15/2028	50,263	N/A	N/A	50,049	50,632
Blueshift Labs, Inc.	433 California Street Suite 800 8th Floor San Francisco, CA 94104 United States	Senior Secured	SOFR+8.25% PIK, 11.25% floor, 1.50% ETP	12/15/2028	27,702	N/A	N/A	27,529	23,272
Blueshift Labs, Inc.		Senior Secured	SOFR+8.25% PIK, 11.25% floor	12/15/2028	532	N/A	N/A	532	941
Blueshift Labs, Inc.		Senior Secured	SOFR+8.25% PIK, 11.25% floor	12/15/2028	750	N/A	N/A	743	998
CarNow, Inc.	1100 Circle 75 Parkway Suite 800 Atlanta, GA 30339 United States	Senior Secured	SOFR+7.25%, 11.75% floor, 1.60% ETP	3/22/2029	20,000	N/A	N/A	18,135	18,804
Piano Software, Inc.	111 S. Independence Mall E, Suite 950 Philadelphia, PA 19106 United States	Senior Secured	SOFR+7.25%, 11.25% floor, 1.50% ETP	12/31/2029	43,000	N/A	N/A	42,126	42,864
VTX Intermediate Holdings, Inc. (dba VertexOne)	1321 Upland Drive Suite 8389 Houston, TX 77043 United States	Senior Secured	SOFR+7.00%, 8.00% floor, 1.00% PIK, 3.00% ETP	9/24/2029	35,270	N/A	N/A	35,093	34,895
VTX Intermediate Holdings, Inc. (dba VertexOne)		Second Lien	FIXED 12.50% PIK, 31.05% ETP	9/24/2029	6,426	N/A	N/A	6,185	6,210
Zinnia Corporate Holdings, LLC	600 Steamboat Road Suite 105 Greenwich, CT 06830 United States	Senior Secured	SOFR+5.50%, 7.50% floor	9/21/2029	40,000	N/A	N/A	39,326	40,020
	Total Application Software - 44.66%*							219,718	218,636

	Commercial & Professional Services
Bombora, Inc.	102 Madison Avenue Floor 5 New York, NY 10016 United States	Senior Secured	SOFR+4.75%, 6.75% floor, 3.25% PIK, 1.10% ETP	1/15/2028	30,634	N/A	N/A	30,652	30,802
Elevate Services, Inc.	2375 East Camelback Road Suite 690 Phoenix, AZ 85016 United States	Senior Secured	SOFR+7.50%, 12.78% floor, 0.50% ETP	7/10/2027	39,000	N/A	N/A	38,231	39,195
Shepherd Intermediate, LLC (dba FHAS)	117 West Main Street Plymouth, PA 18651 United States	Senior Secured	SOFR+7.25%, 8.25% floor	7/10/2030	7,500	N/A	N/A	7,376	7,391
Shepherd Intermediate, LLC (dba FHAS) (Revolver)		Senior Secured	SOFR+7.25%, 8.25% floor	7/10/2030	N/A	N/A	N/A	(6)	-
Swing Education, Inc.	2041 East Street, Suite 884 Concord, CA 94520 United States	Senior Secured	SOFR+7.00%, 10.80% floor, 3.50% ETP	6/15/2029	8,000	N/A	N/A	7,886	7,887
Swing Education, Inc. (Revolver)		Senior Secured	SOFR+6.65%, 10.45% floor	6/1/2028	N/A	N/A	N/A	(183)	-
	Total Commercial & Professional Services - 17.42%*							83,956	85,275

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
Debt Investments
	Consumer Staples Distribution & Retail
Marley Spoon SE	Paul-Lincke-Ufer 39-40 10999 Berlin, Germany	Senior Secured	SOFR+ 8.75% PIK, 9.51% floor, 1.00% ETP	6/15/2027	43,863	N/A	N/A	44,014	34,469
Marley Spoon SE		Senior Secured	SOFR+ 8.75% PIK, 9.51% floor	6/15/2027	2,892	N/A	N/A	2,892	2,273
Marley Spoon SE		Senior Secured	SOFR+ 8.75% PIK, 9.51% floor	11/15/2025	3,975	N/A	N/A	3,975	3,124
	Total Consumer Staples Distribution & Retail - 8.14%*							50,881	39,866

	Financial Services
Autobooks, Inc.	1505 Woodward Ave., Suite 700 Detroit, MI 48226 United States	Senior Secured	SOFR+7.50%, 11.77% floor, 2.75% ETP	2/5/2028	28,600	N/A	N/A	28,011	28,020
Hurricane Cleanco Limited	The Brunei Building, 2 Canalside Walk, London, United Kingdom, W2 1DG	Senior Secured	FIXED 6.25%, 6.25% PIK	11/22/2029	30,006	N/A	N/A	28,052	30,352
Vesta Payment Solutions, Inc.	5400 Meadows Road, 5th Floor Lake Oswego, OR 97035 United States	Senior Secured	SOFR+7.00%, 9.00% floor, 6.00% ETP	11/15/2026	25,000	N/A	N/A	25,848	22,146
	Total Financial Services - 16.45%*							81,911	80,518

	Health Care Equipment & Services
EBR Systems, Inc.	480 Oakmead Parkway Sunnyvale, CA 94085 United States	Senior Secured	PRIME+4.90%, 8.90% floor, 4.50% ETP	6/15/2027	40,000	N/A	N/A	40,509	41,011
Mingle Healthcare Solutions, Inc.	8911 Sandy Parkway Suite 200 Sandy, UT 84070 United States	Senior Secured	SOFR+9.75%, 12.26% floor, 10.50% ETP	12/15/2026	4,127	N/A	N/A	4,757	2,363
Moximed, Inc.	46602 Landing Parkway Fremont, CA 94538 United States	Senior Secured	PRIME+5.25%, 8.75% floor, 3.50% ETP	7/1/2027	15,000	N/A	N/A	15,198	15,427
Onward Medical, N.V.	Schimmelt 2 5611 ZX Eindhoven Netherlands	Senior Secured	SOFR+6.50%, 10.75% floor, 2.50% ETP	6/15/2028	17,088	N/A	N/A	16,833	17,080
Route 92 Medical, Inc.	155 Bovet Road Suite 100 San Mateo, CA 94402 United States	Senior Secured	SOFR+7.00%, 9.00% floor, 3.95% ETP	3/31/2029	35,000	N/A	N/A	34,317	34,746
	Total Health Care Equipment & Services - 22.60%*							111,614	110,627

	Household & Personal Products
Madison Reed, Inc.	548 Market St PMB 17871, San Francisco, CA 94104 United States	Senior Secured	PRIME+5.00%, 12.50% floor, 3.00% ETP	8/29/2029	40,000	N/A	N/A	39,230	39,234
	Total Household & Personal Products - 8.01%*							39,230	39,234

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
Debt Investments
	Insurance
Kin Insurance, Inc.	222 Merchandise Mart Plaza Suite 910 Chicago, IL 60654 United States	Senior Secured	PRIME+5.00%, 12.00% floor, 2.00% ETP	8/13/2029	45,000	N/A	N/A	43,782	43,786
	Total Insurance - 8.95%*							43,782	43,786

	Media & Entertainment
Skillshare, Inc.	215 Park Avenue South 11th Floor New York, NY 10003 United States	Senior Secured	SOFR+6.75%, 10.96% floor, 2.00% ETP	2/8/2029	12,614	N/A	N/A	12,458	12,462
Snap! Mobile, Inc.	8300 7th Avenue South Seattle, WA 98108 United States	Senior Secured	SOFR+7.50%, 12.10% floor, 3.83% ETP	9/30/2028	18,000	N/A	N/A	17,699	17,724
	Total Media & Entertainment - 6.17%*							30,157	30,186

	Systems Software
3PL Central LLC (dba Extensiv)	100 North Pacific Coast Highway Suite 1100 El Segundo, CA 90245 United States	Senior Secured	SOFR+7.00%, 9.00% floor, 5.00% ETP	3/31/2026	72,290	N/A	N/A	75,421	70,266
Digicert, Inc.	2801 North Thanksgiving Way Suite 500 Lehi, UT 84043 United States	Senior Secured	SOFR+5.75%, 6.50% floor	7/30/2030	9,327	N/A	N/A	9,191	9,362
Digicert, Inc. (Revolver)		Senior Secured	SOFR+5.75%, 6.50% floor	7/30/2030	N/A	N/A	N/A	(9)	-
Circadence Corporation	1900 9th Street Suite 300 Boulder, CO 80302 United States	Senior Secured	SOFR+9.50%, 12.26% floor, 7.50% ETP	12/15/2025	22,002	N/A	N/A	23,352	19,358
Synack, Inc.	303 Twin Dolphin Drive, 6th Floor Redwood City, CA 94065 United States	Senior Secured	SOFR+7.00%, 11.07% floor, 1.00% ETP	12/29/2028	45,000	N/A	N/A	44,887	45,074
	Total Systems Software - 29.43%*							152,842	144,060

	Technology Hardware & Equipment
Brivo, Inc.	7700 Old Georgetown Road Suite 300 Bethesda, MD 20814 United States	Senior Secured	SOFR+7.25%, 11.29% floor, 2.53% ETP	12/15/2029	40,000	N/A	N/A	39,856	41,003
Dejero Labs Inc.	410 Albert Street Suite 200 Waterloo, Ontario N2L 3V3 Canada	Second Lien	SOFR+8.00%, 8.50% floor, 2.00% PIK, 3.00% ETP	12/22/2025	14,685	N/A	N/A	15,036	14,967
Linxup, LLC	424 South Woods Mill Road Suite 210 Chesterfield, MO 63017 United States	Senior Secured	PRIME+3.25%, 11.75% floor, 2.25% ETP	11/15/2027	30,000	N/A	N/A	29,983	30,655
	Total Technology Hardware & Equipment - 17.70%*							84,875	86,625

Total Debt Investments - 179.53%*								898,966	878,813

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
Equity Investments
	Application Software
Aria Systems, Inc.	575 Market Street 4th Floor San Francisco, CA 94105 United States	Equity	Series G Preferred Stock	N/A	289,419	N/A	0.10%	250	323
VTX Holdings, LLC	1321 Upland Drive Suite 8389 Houston, TX 77043 United States	Equity	Series C Preferred Units	N/A	3,015,219	N/A	N/A	143	23
	Total Application Software - 0.07%*							393	346

	Commercial & Professional Services
FiscalNote, Inc.	1201 Pennsylvania Avenue North West 6th Floor Washington, DC 20004 United States	Equity	Common Stock	N/A	19,240	N/A	0.13%	438	89
JobGet Holdings, Inc. (fka Snagajob, Inc.)	50 Milk Street Boston, MA 02109 United States	Equity	Series C-1 Preferred Stock	N/A	476,564	N/A	N/A	39,275	27,200
JobGet Holdings, Inc. (fka Snagajob, Inc.)		Equity	Series C-2 Preferred Stock	N/A	16,963	N/A	N/A	-	-
	Total Commercial & Professional Services - 5.57%*							39,713	27,289

Consumer Staples Distribution & Retail
Marley Spoon SE	Paul-Lincke-Ufer 39-40 10999 Berlin, Germany	Equity	Common Stock	N/A	46,004	N/A	0.22%	410	19
	Total Consumer Staples Distribution & Retail - 0.00%*							410	19

	Health Care Equipment & Services
CareCloud, Inc.	7 Clyde Road Somerset Franklin Township, NJ 08873 United States	Equity	8.75% Series A Cumulative Redeemable Perpetual Preferred Stock	N/A	462,064	N/A	7.34%	12,132	9,669
	Total Health Care Equipment & Services - 1.98%*							12,132	9,669

	Media & Entertainment
Minute Media Inc.	10 Northburgh St, London EC1V 0AT, United Kingdom	Equity	Preferred Stock	N/A	1,039	N/A	0.00%	120	171
Minute Media Inc.		Equity	Common Stock	N/A	136	N/A	0.01%	16	21
	Total Media & Entertainment - 0.04%*							136	192

Total Equity Investments - 7.66%*								52,784	37,515

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
Warrants
	Application Software
3DNA Corp. (dba NationBuilder)	PO Box 811428 Los Angeles, CA 90081 United States	Warrants	Series C-1 Preferred Stock	12/28/2028	N/A	273,164	N/A	104	-
Airship Group, Inc.	1225 West Burnside Suite 401 Portland, OR 97209 United States	Warrants	Series F Preferred Stock	6/28/2034	N/A	519,313	N/A	414	442
Aria Systems, Inc.	575 Market Street 4th Floor San Francisco, CA 94105 United States	Warrants	Series G Preferred Stock	6/29/2028	N/A	2,387,705	N/A	1,048	1,329
Blueshift Labs, Inc.	433 California Street Suite 800 8th Floor San Francisco, CA 94104 United States	Warrants	Success fee	N/A	N/A	N/A	N/A	167	166
CarNow, Inc.	1100 Circle 75 Parkway Suite 800 Atlanta, GA 30339 United States	Warrants	Common Stock	3/22/2034	N/A	200,000	N/A	2,400	3,026
INRIX, Inc.	10210 North East Points Drive Suite 400 Kirkland, WA 98033 United States	Warrants	Common Stock	7/26/2029	N/A	150,804	N/A	522	326
JWP Holdco LLC (fka Longtail Ad Solutions, Inc.)	530 7th Avenue Suite 1906 New York, NY 10018 United States	Warrants	Common Units	12/12/2029	N/A	167,827	N/A	47	-
Piano Software, Inc.	111 S. Independence Mall E, Suite 950 Philadelphia, PA 19106 United States	Warrants	Series D Preferred Stock	12/31/2034	N/A	119,978	N/A	348	491
Predactiv, Inc. (fka Sharethis, Inc.)	3000 El Camino Real Building 4, Suite 200 Palo Alto, CA 94306 United States	Warrants	Series D-3 Preferred Stock	12/3/2028	N/A	647,615	N/A	2,162	-
	Total Application Software - 1.18%*							7,212	5,780

	Commercial & Professional Services
AllClear ID, Inc.	9600 Escarpment Boulevard Suite 745 Number 225 Austin, TX 78749 United States	Warrants	Common Stock	8/31/2027	N/A	870,514	N/A	1,750	-
Bombora, Inc.	102 Madison Avenue Floor 5 New York, NY 10016 United States	Warrants	Common Stock	3/31/2031	N/A	121,581	N/A	174	113
Bombora, Inc.		Warrants	Common Stock	12/26/2033	N/A	54,711	N/A	48	51
CloudPay, Inc.	Kingsgate House, Newbury Road Andover SP10 4DU England, United Kingdom	Warrants	Series B Preferred Stock	6/30/2030	N/A	11,273	N/A	218	1,311
CloudPay, Inc.		Warrants	Series D Preferred Stock	8/17/2031	N/A	3,502	N/A	52	86
CloudPay, Inc.		Warrants	Series D Preferred Stock	9/26/2032	N/A	5,252	N/A	176	130
Elevate Services, Inc.	2375 East Camelback Road Suite 690 Phoenix, AZ 85016 United States	Warrants	Series C Preferred Stock	7/10/2033	N/A	248,997	N/A	447	416
Elevate Services, Inc.		Warrants	Series C Preferred Stock	7/17/2034	N/A	236,549	N/A	377	536
FiscalNote, Inc.	1201 Pennsylvania Avenue North West 6th Floor Washington, DC 20004 United States	Warrants	Earnout	7/29/2027	N/A	N/A	N/A	127	-
JobGet Holdings, Inc. (fka Snagajob, Inc.)	50 Milk Street Boston, MA 02109 United States	Warrants	Series B-1 Preferred Stock	9/29/2031	N/A	763,269	N/A	343	-
Swing Education, Inc.	2041 East Street, Suite 884 Concord, CA 94520 United States	Warrants	Series C Preferred Stock	6/27/2035	N/A	196,160	N/A	19	23
	Total Commercial & Professional Services - 0.54%*							3,731	2,666

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
Warrants
	Financial Services
Autobooks, Inc.	1505 Woodward Ave., Suite 700 Detroit, MI 48226 United States	Warrants	Success Fee	N/A	N/A	N/A	N/A	489	508
Betterment Holdings, Inc.	450 West 33rd Street Eleventh Floor New York, NY 10001 United States	Warrants	Common Stock	10/6/2033	N/A	7,680	N/A	35	60
Betterment Holdings, Inc.		Warrants	Common Stock	10/6/2033	N/A	9,818	N/A	40	68
Credit Sesame, Inc.	444 Castro Street Suite 500 Mountain View, CA 94041 United States	Warrants	Common Stock	1/7/2030	N/A	191,601	N/A	425	529
	Total Financial Services - 0.24%*							989	1,165
	Health Care Equipment & Services
Allurion Technologies, Inc.	11 Huron Drive Natick, MA 01760 United States	Warrants	Common Stock	3/30/2031	N/A	5,320	N/A	282	-
Allurion Technologies, Inc.		Warrants	Common Stock	3/30/2031	N/A	1,851	N/A	141	-
Allurion Technologies, Inc.		Warrants	Common Stock	9/15/2032	N/A	1,850	N/A	144	-
Allurion Technologies, Inc.		Warrants	Earnout	8/1/2028	N/A	N/A	N/A	-	-
EBR Systems, Inc.	480 Oakmead Parkway Sunnyvale, CA 94085 United States	Warrants	Success fee	6/30/2032	N/A	N/A	N/A	605	602
Mingle Healthcare Solutions, Inc.	8911 Sandy Parkway Suite 200 Sandy, UT 84070 United States	Warrants	Series CC Preferred Stock	8/15/2028	N/A	1,770,973	N/A	492	-
Moximed, Inc.	46602 Landing Parkway Fremont, CA 94538 United States	Warrants	Series C Preferred Stock	6/24/2032	N/A	214,285	N/A	175	28
Nalu Medical, Inc.	2320 Faraday Avenue Suite 100 Carlsbad, CA 92008 United States	Warrants	Series D-2 Preferred Stock	10/12/2032	N/A	91,717	N/A	173	30
Onward Medical, N.V.	Schimmelt 2 5611 ZX Eindhoven Netherlands	Warrants	Common Stock	9/26/2034	N/A	165,338	N/A	340	459
Route 92 Medical, Inc.	155 Bovet Road Suite 100 San Mateo, CA 94402 United States	Warrants	Success fee	3/31/2035	N/A	N/A	N/A	833	649
SetPoint Medical Corporation	25101 Rye Canyon Loop Valencia, CA 91355 United States	Warrants	Series B Preferred Stock	6/29/2031	N/A	400,000	N/A	14	142
SetPoint Medical Corporation		Warrants	Series B Preferred Stock	12/29/2032	N/A	600,000	N/A	74	213
VERO Biotech LLC	387 Technology Circle North West Suite 125 Atlanta, GA 30313 United States	Warrants	Success fee	12/29/2025	N/A	N/A	N/A	377	-
	Total Health Care Equipment & Services - 0.43%*							3,650	2,123

	Household & Personal Products
Madison Reed, Inc.	548 Market St PMB 17871, San Francisco, CA 94104 United States	Warrants	Success fee	N/A	N/A	N/A	N/A	404	414
	Total Household & Personal Products - 0.08%*							404	414

	Insurance
Kin Insurance, Inc.	222 Merchandise Mart Plaza Suite 910 Chicago, IL 60654 United States	Warrants	Series D-3 Preferred Stock	9/26/2032	N/A	62,364	N/A	426	374
Kin Insurance, Inc.		Warrants	Series E Preferred Stock	8/13/2035	N/A	15,928	N/A	818	819
	Total Insurance - 0.25%*							1,244	1,193

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Non-Control/Non-Affiliate Investments
	Media & Entertainment
Skillshare, Inc.	215 Park Avenue South 11th Floor New York, NY 10003 United States	Warrants	Success fee	N/A	N/A	N/A	N/A	337	309
Snap! Mobile, Inc.	8300 7th Avenue South Seattle, WA 98108 United States	Warrants	Series B Preferred Stock	9/30/2034	N/A	19,140	N/A	345	293
	Total Media & Entertainment - 0.12%*							682	602

	Pharmaceuticals, Biotechnology & Life Sciences
Mustang Bio, Inc.	377 Plantation Street Worcester, MA 01605 United States	Warrants	Common Stock	3/4/2032	N/A	997	N/A	315	-
	Total Pharmaceuticals, Biotechnology & Life Sciences - 0.00%*							315	-

Warrants
	Systems Software
Circadence Corporation	1900 9th Street Suite 300 Boulder, CO 80302 United States	Warrants	Series A-6 Preferred Stock	12/20/2028	N/A	1,538,462	N/A	3,630	-
Circadence Corporation		Warrants	Series A-6 Preferred Stock	10/31/2029	N/A	384,615	N/A	846	-
Circadence Corporation		Warrants	Success fee	N/A	N/A	N/A	N/A	304	433
Scale Computing, Inc.	525 South Meridian Suite 3E Indianapolis, IN 46225 United States	Warrants	Common Stock	3/29/2029	N/A	9,665,667	N/A	346	-
Synack, Inc.	303 Twin Dolphin Drive, 6th Floor Redwood City, CA 94065 United States	Warrants	Common Stock	6/30/2032	N/A	131,521	N/A	168	191
	Total Systems Software - 0.13%*							5,294	624

	Technology Hardware & Equipment
Brivo, Inc.	7700 Old Georgetown Road Suite 300 Bethesda, MD 20814 United States	Warrants	Series A-2 Preferred Stock	10/20/2032	N/A	201,000	N/A	98	371
Brivo, Inc.		Warrants	Series A-2 Preferred Stock	12/27/2034	N/A	32,109	N/A	43	59
Dejero Labs Inc.	410 Albert Street Suite 200 Waterloo, Ontario N2L 3V3 Canada	Warrants	Common Stock	5/31/2029	N/A	333,621	N/A	192	125
Linxup, LLC	424 South Woods Mill Road Suite 210 Chesterfield, MO 63017 United States	Warrants	Success fee	11/3/2033	N/A	N/A	N/A	253	241
RealWear, Inc.	600 Hatheway Road Suite 105 Vancouver, WA 98661 United States	Warrants	Series A-1 Preferred Stock	10/5/2028	N/A	73,746	N/A	89	134
RealWear, Inc.		Warrants	Common Stock	10/5/2028	N/A	38,705	N/A	47	1
RealWear, Inc.		Warrants	Series A-1 Preferred Stock	12/28/2028	N/A	14,749	N/A	16	27
RealWear, Inc.		Warrants	Common Stock	12/28/2028	N/A	7,742	N/A	9	-
RealWear, Inc.		Warrants	Series A-1 Preferred Stock	6/27/2029	N/A	81,251	N/A	250	61
RealWear, Inc.		Warrants	Common Stock	6/27/2029	N/A	42,643	N/A	131	1
	Total Technology Hardware & Equipment - 0.21%*							1,128	1,020

Total Warrants - 3.18%*								24,649	15,587

Total Non-Control/Non-Affiliate Investments - 190.37%*								976,399	931,915

Portfolio Company	Address	Investment Type	Investment Description	Maturity Date	Principal ($)	Shares	Percentage of Class Held on a Fully Diluted Basis	Cost ($)	Fair Value ($)
Affiliate Investments
Equity Investments
	Application Software
Coginiti Corp	464 Monterey Avenue Suite E Los Gatos, CA 95030 United States	Equity	Common Stock	N/A	N/A	1,040,160	10.17%	4,551	-
	Total Application Software - 0.00%*							4,551	-

Total Equity Investments - 0.00%*								4,551	-

Warrants
	Application Software
Coginiti Corp	464 Monterey Avenue Suite E Los Gatos, CA 95030 United States	Warrants	Common Stock	3/9/2030	N/A	811,770	N/A	-	-
	Total Application Software - 0.00%*							-	-

Total Warrants - 0.00%*								-	-

Total Affiliate Investments - 0.00%*								4,551	-

Control Investments
Equity Investments
	Commercial & Professional Services
Pivot3, Inc.	205 North Michigan Ave Suite 4200 Chicago IL 60601 United States	Equity	100% Equity Interest	N/A	N/A	N/A	100.00%	950	1,194
	Total Commercial & Professional Services - 0.24%*							950	1,194

	Multi-Sector Holdings
Runway-Cadma I LLC	205 North Michigan Ave Suite 4200 Chicago IL 60601 United States	Equity	50% Equity Interest	N/A	N/A	N/A	50.00%	12,283	12,855
	Total Multi-Sector Holdings - 2.63%*							12,283	12,855

Total Equity Investments - 2.87%*								13,233	14,049

Total Control Investments - 2.87%*								13,233	14,049

Total Investments - 193.24%*								$994,183	$945,964

*Fair value as a percentage of net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF RWAY

The following table sets forth, as of November 6, 2025, the beneficial ownership information of each current director, as well as RWAY’s executive officers, each person known to RWAY to beneficially own 5% or more of the outstanding shares of RWAY’s common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 36,134,037 shares of RWAY’s Common Stock outstanding as of November 6, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of RWAY Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, RWAY believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested directors and independent directors. Each interested director is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of RWAY. The address of all executive officers and directors is c/o Runway Growth Finance Corp. at 205 N. Michigan Ave., Suite 4200, Chicago, Illinois, 60601.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Class
Directors and Executive Officers
Independent Directors
Jennifer Kwon Chou	—	—
Alexander Duka	—	—
Catherine Frey	—	—
Gary Kovacs	77,743	*
Julie Persily	23,323	*
Robert Warshauer	—	—
Interested Directors
Ted Goldthorpe	—	—
R. David Spreng(2)	217,928	*
Executive Officers
Thomas B. Raterman	88,360	*
Colleen Corwell	—	—
Directors and Executive Officers as a Group (10 persons)	407,353	1.13%
5% or More Holders
OCM Growth Holdings, LLC(3)	8,279,668	22.91%

* Represents less than 1%.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)
Includes 179,767 shares held by Mr. Spreng directly and 38,161 shares held by Mr. Spreng’s 401(k) Plan.
(3)
Based on information included in the Form 4 filed by OCM Growth Holdings, LLC (“OCM Growth”) with the SEC on August 12, 2025. OCM Growth directly holds the Company’s common stock and has shared power to vote and dispose of the Company’s common stock. Brookfield Oaktree Holdings, LLC, a Delaware LLC (“BOH”), in its capacity as the indirect manager of OCM Growth, may be deemed to have indirect beneficial ownership of the shares of the Company’s common stock held by OCM Growth; Oaktree Capital Group Holdings GP, LLC, a Delaware LLC (“OCGHGP”), in its capacity as the indirect owner of class B units of BOH, may indirectly control the decisions of BOH regarding the vote and disposition of securities held by OCM Growth; Brookfield Corporation, a Canadian corporation (“BN”), in its capacity as the indirect owner of the class A units of BOH, may be deemed to have indirect beneficial ownership of the shares held by OCM Growth; and BAM Partners Trust, a trust formed under the laws of Ontario, in its capacity as the sole owner of Class B Limited Voting Shares of BN, has the ability to appoint and remove certain directors of BN and, as such, may indirectly control the decisions of BN regarding the vote and disposition of securities held by OCM Growth; therefore BAM Partners Trust may be deemed to have indirect beneficial ownership of the shares held by OCM Growth. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

The following table sets forth, as of November 6, 2025, the dollar range of the RWAY equity securities beneficially owned by each of the current directors of RWAY.

Name of Director	Dollar Range of Equity Securities($)(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Independent Directors
Jennifer Kwon Chou	None	None
Alexander Duka	None	None
Catherine Frey	None	None
Gary Kovacs	Over $100,000	None
Julie Persily	Over $100,000	None
Robert Warshauer	None	None
Non-Independent Directors
Ted Goldthorpe	None	None
R. David Spreng	Over $100,000	None
(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
Based on the closing price of RWAY Common Stock on the NASDAQ Global Select Market on November 6, 2025 of $9.71 per share. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

There were no equity interests beneficially owned in any of the other funds managed by the Adviser or its affiliates by any of RWAY’s independent directors and his or her immediate family as of November 6, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF SWK

Please refer to “Certain Transactions with Related Persons” in SWK’s most recent definitive proxy statement, filed with the SEC on April 30, 2025, which is incorporated by reference into this proxy statement / prospectus.

BUSINESS OF SWK

The information in “Item 1. Business” in Part I of SWK’s Annual Report on Form 10-K (file no. 001-39184) for the fiscal year ended December 31, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SWK

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of SWK’s Annual Report on Form 10-K (file no. 001-39184) for the fiscal year ended December 31, 2024, in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended March 31, 2025, in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended June 30, 2025 and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended September 30, 2025 is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF SWK

The table below sets forth information regarding the beneficial ownership of SWK Common Stock as of November 6, 2025 by the following individuals or groups:

•
each person or entity who is known by SWK to own beneficially more than five percent of SWK outstanding stock;
•
each of SWK’s named executive officers;
•
each of SWK’s directors; and
•
all current directors and executive officers of SWK as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 12,095,906 shares of SWK Common Stock outstanding as of November 6, 2025 as adjusted to include options and warrants exercisable within 60 days of November 6, 2025 held by the indicated stockholder or stockholders. Ownership information for those persons who beneficially own 5% or more of the shares of SWK Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o SWK Holdings Corporation. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than SWK’s directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Class
Directors and Executive Officers
Independent Directors
Laurie L. Dotter	16,791	*
Jerry Albright	10,832	*
Robert K. Hatcher	16,662	*
Executive Officers
Joe D. Staggs	116,729	*
Adam Rice	15,247	*
Directors and Executive Officers as a Group (5 persons)	176,261	1.46%
5% or More Holders
Carlson Capital, L.P.(2)	8,493,088	70.21%
M3 Funds, LLC(3)	770,770	6.37
5% or More Holders as a Group	9,263,858	76.58%

* Represents less than 1%.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)
Based on the Form 4 filed on October 25, 2024 with the SEC reporting beneficial ownership of 8,493,088 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd., a Cayman Islands limited company (the “Fund”). Carlson Capital, L.P., a Delaware limited partnership, is the investment manager of the Fund. Asgard Investment Corp., a Delaware corporation (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital, L.P. is 2100 McKinney Avenue, Suite 1800, Dallas, Texas 75201.
(3)
Based solely on the Schedule 13G/A filed on February 14, 2024 with the SEC reporting beneficial ownership of 770,770 shares. All of the reported shares are owned directly by M3 Partners, L.P. (“M3 Partners”), whose general partner is M3 Funds, LLC (the “General Partner”) and whose investment adviser is M3F, Inc. (the “Investment Adviser”). The General Partner and the Investment Adviser could each be deemed to be indirect beneficial owners of the reported shares, and could be deemed to share such beneficial ownership with M3 Partners. Jason A. Stock and William C. Waller are the managers of the General Partner and the managing directors of the Investment Adviser, and could be deemed to share such indirect beneficial ownership with the General Partner, the Investment Adviser and M3 Partners. The principal business address of M3 Funds, LLC is 2070 E 2100 S, Suite 250, Salt Lake City, Utah 84109.

Control Person

A “control person” is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person may determine the outcome of any matter affecting and voted on by SWK Stockholders. Entities affiliated with Carlson Capital, L.P. beneficially owns approximately 70.21% of SWK’s outstanding common stock as of November 6, 2025. As a result, Clint D. Carlson has effective voting control over matters submitted for stockholder approval.

DESCRIPTION OF CAPITAL STOCK OF RWAY

The following is a brief description of the securities of RWAY registered pursuant to Section 12 of the Exchange Act. This description of the terms of our shares of common stock, par value $0.01 (“Shares,” each a “Share”) does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable provisions of Maryland General Corporation Law (the “MGCL”), and the full text of RWAY’s charter and bylaws. As of December 31, 2019 and the date hereof, RWAY’s common stock is the only class of its securities registered under Section 12 of the Exchange Act.

Stock

Our authorized stock consists of 100,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase RWAY stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, RWAY stockholders generally are not personally liable for RWAY’s debts or obligations. The following are RWAY’s outstanding classes of securities as of November 6, 2025:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by RWAY or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Equity Securities
Common Stock	100,000,000	—	36,134,037

Under its charter, the RWAY board of directors (the “RWAY Board”) is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, RWAY’s charter provides that the RWAY Board, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that RWAY has authority to issue.

Common Stock

All shares of RWAY Common Stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of RWAY Common Stock if, as and when authorized by the RWAY Board Directors and declared by RWAY out of assets legally available therefor. Shares of RWAY Common Stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of RWAY’s liquidation, dissolution or winding up, each share of RWAY Common Stock would be entitled to share ratably in all of RWAY’s assets that are legally available for distribution after RWAY pays all debts and other liabilities and subject to any preferential rights of holders of RWAY preferred stock, if any preferred stock is outstanding at such time. Each share of RWAY Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of RWAY Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of RWAY directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

RWAY’s charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a RWAY director or officer and at RWAY’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. RWAY’s bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a RWAY director or officer and at RWAY’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit RWAY to indemnify and advance expenses to any person who served a predecessor of RWAY in any of the capacities described above and any of RWAY’s employees or agents or any employees or agents of RWAY’s predecessor. In accordance with the 1940 Act, RWAY will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which RWAY’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

RWAY has entered into indemnification agreements with RWAY directors and executive officers. The indemnification agreements provide RWAY directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Certain Provisions of the Maryland General Corporation Law and RWAY’s Charter and Bylaws

The MGCL and RWAY’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire RWAY by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the RWAY Board. RWAY expects the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The RWAY Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified RWAY Board may render a change in control of RWAY or removal of our incumbent management more difficult. RWAY believes, however, that the longer time required to elect a majority of a classified RWAY Board will help to ensure the continuity and stability of RWAY’s management and policies.

Election of Directors

RWAY’s bylaws, as authorized by RWAY’s charter, provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called, and at which a quorum is present, will be required to elect a director. Pursuant to RWAY’s charter the RWAY Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

RWAY’s charter provides that the number of directors will be set only by the RWAY Board in accordance with RWAY’s bylaws. RWAY’s bylaws provide that a majority of the entire RWAY Board may at any time increase or decrease the number of directors. However, unless RWAY’s bylaws are amended, the number of directors may never be less than one nor more than nine. RWAY’s charter provides that, at such time as RWAY has at least three independent directors and RWAY’s common stock is registered under the Exchange Act, as amended, RWAY elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the RWAY Board. Accordingly, at such time, except as may be provided by the RWAY Board in setting the terms of any class or series of preferred stock, any and all vacancies on the RWAY Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

RWAY’s charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of RWAY’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

RWAY’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the RWAY Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the RWAY Board or (3) by a stockholder of RWAY who is a stockholder of record both at the time of giving of notice provided for in RWAY’s bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the RWAY Board at a special meeting may be made only (1) by or at the direction of the RWAY Board or (2) provided that the RWAY Board has determined that directors will be elected at the meeting, by a stockholder of RWAY who is a stockholder of record both at the time of giving of notice provided for in RWAY’s bylaws and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give RWAY advance notice of nominations and other business is to afford the RWAY Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the RWAY Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although RWAY’s bylaws do not give the RWAY Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to RWAY and its stockholders.

Calling of Special Meetings of Stockholders

RWAY’s bylaws provide that special meetings of stockholders may be called by the RWAY Board and certain of its officers. Additionally, RWAY’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. RWAY’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. RWAY’s charter also provides that certain charter amendments, any proposal for RWAY’s conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by the RWAY Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in RWAY’s charter as (1) RWAY’s current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the RWAY Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

RWAY’s charter and bylaws provide that the RWAY Board will have the exclusive power to make, alter, amend or repeal any provision of RWAY’s bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, RWAY’s charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the RWAY Board shall determine such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•
one-tenth or more but less than one-third;
•
one-third or more but less than a majority; or
•
a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in RWAY’s bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend RWAY’s bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in RWAY’s best interests and if the SEC staff does not object to RWAY’s determination that RWAY’s being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•
any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the RWAY Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the RWAY Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the RWAY Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the RWAY Board of the corporation and approved by the affirmative vote of at least:

•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the RWAY Board before the time that the interested stockholder becomes an interested stockholder. The RWAY Board has adopted a resolution that any business combination between RWAY and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, the RWAY Board will adopt resolutions so as to make RWAY subject to the provisions of the Business Combination Act only if the RWAY Board determines that it would be in RWAY’s best interests and if the SEC staff does not object to RWAY’s determination that RWAY being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the RWAY Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of RWAY and increase the difficulty of consummating any offer.

Conflict with 1940 Act

RWAY’s bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend RWAY’s bylaws to be subject to such Act) and the Business Combination Act, or any provision of RWAY’s charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

RWAY’s charter and bylaws provide that, to the fullest extent permitted by law, unless RWAY consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of RWAY, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of RWAY to RWAY or RWAY’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of RWAY shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of RWAY, with postage thereon prepaid.

DESCRIPTION OF CAPITAL STOCK OF SWK

The following is a summary of the material terms of SWK’s capital stock. This summary does not purport to be exhaustive and is qualified in its entirety by reference to our certificate of incorporation (the “SWK Charter”), as amended, and bylaws (the “SWK Bylaws”) and to the applicable provisions of the Delaware General Corporation Law. Copies of the SWK Charter, as amended, and The SWK Bylaws have been filed with the SEC.

SWK’s authorized capital stock consists of 255,000,000 shares. The authorized capital stock is divided into 5,000,000 shares of preferred stock, par value $0.001 per share, and 250,000,000 shares of common stock, par value $0.001 per share. As of November 6, 2025, SWK had 12,095,906 shares of common stock outstanding and no preferred stock was outstanding. Each share of SWK Common Stock has the same relative rights as, and is identical in all respects with, each other share of common stock. Set forth below is a chart describing the classes of SWK securities outstanding as of November 6, 2025:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by SWK or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Equity Securities
Common Stock	250,000,000	53	12,095,906
Preferred Stock	5,000,000	—	—

Common Stock

Holders of SWK Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Thus, holders of a majority of SWK Common Stock entitled to vote in any election of SWK’s directors may elect all of the directors standing for election. Holders of SWK Common Stock are entitled to receive ratably any dividends that may be declared by SWK’s Board out of funds legally available for dividends, subject to any preferential dividend rights of outstanding SWK Preferred Stock. If SWK liquidates, dissolves or winds up, the holders of SWK Common Stock are entitled to receive ratably all of SWK’s assets available after payment of all debts and other liabilities, subject to the prior rights of any outstanding SWK Preferred Stock. Holders of SWK Common Stock have no preemptive, subscription, redemption or conversion rights or any rights to share in any sinking fund. The rights, preferences and privileges of the holders of SWK Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any outstanding SWK Preferred Stock.

Preferred Stock

The SWK Charter authorizes the issuance of SWK Preferred Stock from time to time in one or more series with rights and privileges that might be senior to SWK Common Stock, without the consent of holders of the common stock. The SWK Charter also authorizes the SWK Board to fix the powers, rights, designations, preferences, qualifications, limitations and restrictions, and dividend, voting and conversion rights pertaining to each series of preferred stock that SWK issues. The issuance of SWK Preferred Stock with voting and other rights may adversely affect the voting power of the holders of SWK Common Stock and could have the effect of delaying, deferring or preventing a change in control.

Stockholders’ Agreement

SWK is party to a Stockholders’ Agreement, dated as of August 18, 2014, with Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd., investment funds managed by Carlson Capital, L.P. (together, the “Carlson Funds”), that together beneficially own approximately 70.21% of SWK’s outstanding common stock. Pursuant to the Stockholders’ Agreement, SWK granted the Carlson Funds, until the Carlson Funds and their affiliates own less than 40 percent of the voting power of the outstanding voting securities of SWK (an “Ownership Reduction Event”), approval rights with respect to certain transactions including (i) the incurrence of indebtedness over specified amounts, (ii) the offer or sale of new equity or equity-based securities, (iii) the repurchase or redemption of equity securities, (iv) the sale or purchase of assets over specified amounts, (v) the declaration of dividends, (vi) making any loans, capital contributions to or investments in any person over specified amounts, (vii) making any changes in the size of SWK’s Board or (v) terminating or hiring a replacement for SWK’s Chief Executive Officer.

Also under the Stockholders’ Agreement, the Carlson Funds agreed that until the earlier of August 18, 2022 or such time as the Ownership Reduction Event: (i) the Carlson Funds would not engage in a going-private transaction as described in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, without offering to acquire all of the then-outstanding common stock on the same terms and conditions and would not engage in such a transaction without the approval of both (x) a special committee of directors that are not affiliates of the Carlson Funds or SWK (“Non-Affiliated Directors”) and (y) the holders of a majority of the common stock held by stockholders of SWK other than the Carlson Funds; (ii) SWK would maintain at least two Non-Affiliated Directors; and (iii) any related party transaction or deregistration of our common stock from SEC reporting requirements would require the approval of a committee of such Non-Affiliated Directors or a subset thereof. We refer to these provisions as the “Minority Protections.”

On June 28, 2022, SWK and the Carlson Funds entered into Amendment No. 1 to the Stockholders’ Agreement (the “Stockholders’ Agreement Amendment”). The Stockholders’ Agreement Amendment extends the Minority Protections until an Ownership Reduction Event and deletes the provision of the Stockholder’s Agreement that would terminate the Minority Protections as of August 18, 2022.

In connection with the Stockholders’ Agreement Amendment, SWK and Carlson agreed on proposed revisions to the SWK Charter and the SWK Bylaws to, among other things, permit stockholders that own at least 15 percent of SWK’s outstanding shares to call a special meeting of stockholders.

The Stockholders’ Agreement Amendment also, for so long as the Carlson Funds and their affiliates own at least 15 percent of SWK’s outstanding voting securities, (i) exempts the Carlson Funds from certain of the proposed bylaw requirements for calling a special meeting and certain of the requirements of proposed advance notice provisions and (ii) provides that, without the approval of the Carlson Funds, SWK and SWK’s Board would not amend the proposed bylaw provisions relating to special meetings in a manner adverse to the Carlson Funds.

On March 2, 2023, SWK and the Carlson Funds entered into Amendment No. 2 to the Stockholders’ Agreement (the “Stockholders’ Agreement Amendment No. 2”). The Stockholders’ Agreement Amendment No. 2 deletes the provision of the Stockholder’s Agreement that grants approval rights to the Carlson Funds with respect to terminating or hiring a replacement for SWK’s Chief Executive Officer.

The foregoing descriptions of the Stockholders’ Agreement, Stockholders’ Agreement Amendment and the Stockholders’ Agreement Amendment No. 2 are not complete and are qualified in its entirety by reference to the full text of such agreement filed with the SEC on Form 8-K on August 19, 2014, Form 8-K on June 28, 2022 and Form 10-K on March 31, 2023, respectively.

Anti-Takeover Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, an “interested stockholder” of a Delaware corporation may not engage in any business combination with the corporation for a three-year period following the time that such stockholder becomes an “interested stockholder” unless (1) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an “interested stockholder,” (2) upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the interested stockholder owned at least 85 percent of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (3) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders. Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the stockholders may elect to exclude a corporation from the restrictions imposed thereunder. SWK’s certificate of incorporation does not exclude SWK from the restrictions imposed under Section 203. The provisions of Section 203 may encourage companies interested in acquiring SWK to negotiate in advance with the SWK Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in SWK’s management. It is possible that such provisions could make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

Transfer Agent and Registrar

The transfer agent and registrar for SWK Common Stock is Computershare Trust Company, N.A., and its telephone number is 1-800-962-4284.

Nasdaq Capital Market

SWK Common Stock is listed on the Nasdaq Capital Market under the symbol “SWKH.”

DIVIDEND REINVESTMENT PLAN OF RWAY

The information in “Notes to Consolidated Financial Statements—Note 9. Net Assets” in the Index to Consolidated Financial Statements of RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024 is incorporated herein by reference.

COMPARISON OF RWAY AND SWK STOCKHOLDER RIGHTS

The following table is a summary of certain material differences among the rights of RWAY Stockholders and SWK Stockholders. The following discussion is not intended to be complete and is qualified in its entirety by reference to RWAY’s charter (the “RWAY Charter”), the RWAY Bylaws, the SWK Charter, the SWK Bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this registration statement and will be sent to RWAY Stockholders and SWK Stockholders upon request. See the section entitled “Where You Can Find More Information.”

As set forth in greater detail above in the section entitled “Description of the Merger Agreement,” SWK Stockholders will receive shares of RWAY Common Stock in the Mergers.

	Rights of RWAY Stockholders	Rights of SWK Stockholders
Authorized Stock

RWAY’s authorized stock consists of 100,000,000 shares, par value $0.01 per share, all of which initially designed as common stock.

Under the RWAY Charter, the RWAY Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, the RWAY Charter provides that the RWAY Board, without any action by stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that RWAY has authority to issue.

SWK’s authorized capital stock consists of 255,000,000 shares. The authorized capital stock is divided into 5,000,000 shares of preferred stock, par value $0.001 per share, and 250,000,000 shares of common stock, par value $0.001 per share.

The number of authorized shares of SWK Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of SWK entitled to vote thereon, without a vote of the holders of any class or series of stock, unless a vote of any such holders is required pursuant to the terms of any series of preferred stock.

	Rights of RWAY Stockholders	Rights of SWK Stockholders
Common Stock	As of November 6, 2025, there were 36,134,037 shares of RWAY Common Stock issued and outstanding.	As of November 6, 2025, there were 12,095,959 shares of SWK Common Stock issued, of which 12,095,906 shares are outstanding. The difference is due to 53 shares of Treasury Stock.
Preferred Stock

As of November 6, 2025, RWAY has issued no Preferred Stock.

The RWAY Board may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including preferred stock.

As of November 6, 2025, no shares of preferred stock were issued or outstanding.

The SWK Charter authorizes the issuance of preferred stock from time to time in one or more series with rights and privileges that might be senior to the SWK Common Stock, without the consent of SWK Stockholders. The certificate also authorizes the SWK Board to fix the powers, rights, designations, preferences, qualifications, limitations and restrictions, and dividend, voting and conversion rights pertaining to each series of preferred stock that SWK issues. The issuance of preferred stock with voting and other rights may adversely affect the voting power of the holders of SWK Common Stock and could have the effect of delaying, deferring or preventing a change in control.

Voting Rights

Each share of RWAY Common Stock is entitled to one vote on all matters submitted to a vote of RWAY Stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, RWAY Stockholders will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of RWAY Common Stock can elect all directors, and holders of less than a majority of such shares will be unable to elect any director.

SWK Stockholders are entitled to one vote for each share held on all matters submitted to a vote of SWK Stockholders and do not have cumulative voting rights. Thus, holders of a majority of the shares of SWK Common Stock entitled to vote in any election of directors may elect all of the directors standing for election.

Amendment of Bylaws	The RWAY Board shall have the exclusive power, at any time, to adopt, alter or repeal any provision of the RWAY Bylaws and to make new bylaws.

The SWK Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the SWK Bylaws.

In addition, the SWK Bylaws may be amended by the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of voting stock of SWK entitled to vote thereon.

Inspection of Books & Records	Under the MGCL, any RWAY Stockholder may inspect and copy during usual business hours, the RWAY Bylaws, the minutes of the proceedings of the RWAY Stockholders, annual statements of affairs and	Under the DGCL, SWK Stockholders are permitted to examine and make extracts from SWK’s books and records for a proper purpose. Under the DGCL, a SWK Stockholder seeking to inspect the books and

	Rights of RWAY Stockholders	Rights of SWK Stockholders

voting trust agreements deposited with RWAY at its principal office. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding shares of stock of any class of RWAY may inspect and copy during usual business hours RWAY’s books of account and its stock ledger and, if RWAY does not maintain the original or a duplicate stock ledger at its principal office, present to any officer of RWAY a written request for a list of RWAY Stockholders.

However, the RWAY Charter provides that a stockholder that is otherwise eligible under applicable law to inspect RWAY’s books of account, stock ledger, or other specified documents of RWAY shall have no right to make such inspection if the RWAY Board determines that such stockholder has an improper purpose for requesting such inspection.

records of SWK must: (1) make a demand in writing and under oath stating a proper purpose for such inspection and (2) the stated purpose be reasonably related to such person’s interest as a SWK Stockholder. If SWK refused to permit the inspection or does not reply to the demand within five business days after the demand has been made, the SWK Stockholder may apply to the Court of Chancery for an order to compel inspection.

Appraisal Rights

No holder of stock of RWAY shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto unless the RWAY Board, upon the affirmative vote of a majority of the entire RWAY Board, shall determine that such rights apply, with respect to all or any classes or series of stock, or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

The DGCL provides that SWK Stockholders have appraisal rights with respect to certain transactions such as certain mergers, consolidations, conversions and domestications.
Number of Directors

At any regular meeting or at any special meeting called for that purpose, a majority of the entire RWAY Board may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than one, nor more than nine, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.

Subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors of SWK shall be determined by resolution of the SWK Board.

Independent Directors	A majority of the RWAY Board must be independent directors under NASDAQ rules.	A majority of the SWK Board must be independent directors under NASDAQ rules.

	Rights of RWAY Stockholders	Rights of SWK Stockholders
Classes of Directors and Terms

The RWAY Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the RWAY Stockholders.

The SWK Board is not divided into classes.

The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall serve for a term expiring at the annual meeting of SWK Stockholders following their election or appointment, with each such director to hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office. No decrease in the number of directors constituting the SWK Board shall shorten the term of any incumbent director.

Director Vacancies

Any vacancy on the RWAY Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Subject to the rights of the holders of any series of preferred stock then outstanding, any vacancies in the SWK Board resulting from death, resignation, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Removal of Directors	A director may be removed only for cause, as defined in the RWAY Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Subject to the rights of the holders of any series of preferred stock, any director may be removed from office at any time, with or without cause, in each case by the affirmative vote of 66 2/3% of the outstanding shares of voting stock of SWK entitled to vote at an election of directors.

Director Elections	Directors will be elected by a plurality vote of the RWAY Stockholders.	Except as otherwise required by any certificate of designations relating to any series of preferred stock, all elections shall be determined by a plurality of the votes cast.
Extraordinary Actions

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than

Under the DGCL, generally, a merger, consolidation, conversion, sale of all or substantially all of a corporation’s assets (other than a sale to a wholly owned subsidiary) or dissolution must be approved by the corporation’s board of directors and the holders of a majority in voting power of the outstanding shares entitled to vote unless the certificate of incorporation provides for a higher voting standard.

	Rights of RWAY Stockholders	Rights of SWK Stockholders
a majority of all of the votes entitled to be cast on the matter.
Preemptive Rights

Shares of RWAY Common Stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of RWAY’s assets that are legally available for distribution after paying all debts and other liabilities and subject to any preferential rights of holders of preferred stock, if any preferred stock is outstanding at such time.

SWK Stockholders have no preemptive, subscription, redemption or conversion rights or any rights to share in any sinking fund. The rights, preferences and privileges of the SWK Stockholders are subject to, and may be adversely affected by, the rights of the holders of shares of any of our outstanding preferred stock.

Limitation of Liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

The RWAY Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended.

Directors of SWK are entitled to the benefits of limitations on liability under the DGCL. Directors are not liable to SWK or SWK Stockholders for monetary damages for breach of fiduciary duty, except for specific circumstances such as breach of duty of loyalty, acts or omissions made in bad faith or involving intentional misconduct or knowing violation of law, liability under Section 174 of the DGCL, or transactions from which the director received an improper personal benefit.

Indemnity

RWAY’s charter authorizes, and its Bylaws obligate indemnification for directors, officers, and other persons to which Maryland law permits.

RWAY has entered into indemnification agreements with its directors and executive officers. The indemnification agreements provide the directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

The SWK Charter provides for indemnification and advancement of expenses for directors, officers, employees and agents (and any other persons to which Delaware law permits SWK to provide indemnification) through the SWK Bylaw provisions, agreements with such agents or other persons, vote of SWK Stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to action for breach of duty to SWK, SWK Stockholders, and others.

	Rights of RWAY Stockholders	Rights of SWK Stockholders
Action by Written Consent of Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which the RWAY Charter does not) by unanimous written consent in lieu of a meeting.

Subject to the rights of the holders of any series of preferred stock, stockholders of SWK shall take action by meeting and shall have no right to take any action by written consent without a meeting.
Special Meetings of Stockholders

The chairman of the RWAY Board, the chief executive officer, the president, or the RWAY Board may call a special meeting of RWAY Stockholders. Subject to subsection (b) of Article II, Section 3 of the RWAY Bylaws, the secretary of RWAY may also call a special meeting of the stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Subject to the terms of any class or series of preferred stock, special meetings of SWK Stockholders may be called by the SWK Board or the chairperson of the SWK Board and shall be called by the secretary of SWK following the secretary’s receipt of signed written requests to call a meeting from the holders of at least 15% of the voting power of the outstanding capital stock of SWK in accordance with Section 2 of Article I of the SWK Bylaws. Except as otherwise required by law or provided by the terms of any class or series of preferred stock, special meetings of stockholders of SWK may not be called by any other person or persons.

Business Combinations

Under the Maryland Business Combination Act (the “MBCA”), certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance of reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder and thereafter the MBCA imposes two supermajority stockholder voting requirements on these combinations, unless, among other conditions, RWAY common stockholders receive a minimum price, as defined in the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares of stock.

The RWAY Board has adopted a resolution providing that any business combination between RWAY and any other person is exempted from the foregoing provisions, provided that the business combination is first approved by the RWAY Board, including a

Section 203 of the Delaware General Corporation Law provides that, subject to certain exceptions specified therein, an “interested stockholder” of a Delaware corporation may not engage in any business combination with the corporation for a three-year period following the time that such stockholder becomes an “interested stockholder” unless (1) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an “interested stockholder,” (2) upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the interested stockholder owned at least 85 percent of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (3) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders. Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the stockholders may elect to exclude a corporation from the restrictions imposed thereunder.

The SWK Charter does not exclude it from the restrictions imposed under Section 203. The provisions of Section 203 may encourage companies

	Rights of RWAY Stockholders	Rights of SWK Stockholders
majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time.

interested in acquiring SWK to negotiate in advance with the SWK Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Approval of Certain Charter Amendments

RWAY’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter.

However, if such amendment or proposal is approved by a majority of continuing directors (in addition to approval by the RWAY Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in RWAY’s charter as (1) the current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the RWAY Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

SWK reserves the right to amend, alter, change or repeal any provision contained in the SWK Charter, and all rights conferred upon SWK Stockholders are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles V, VI, VII, VIII and IX of the SWK Charter may not be repealed or amended in any respect without the affirmative vote of holders of at least 66-2/3% of the outstanding voting stock of SWK entitled to vote thereon.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third; one-third or more but less than a majority; or a majority or more of all voting power.

The DGCL does not contain a statute comparable to the Maryland Control Share Acquisition Act.

Rights of RWAY Stockholders	Rights of SWK Stockholders

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The RWAY Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of RWAY Common Stock.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

RWAY’s securities and loan documents are held by U.S. Bank, National Association, pursuant to a custodian agreement. The principal business address of U.S. Bank, National Association, is 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company LLC will serve as RWAY’s transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since RWAY will acquire and dispose of many of its investments in privately negotiated transactions, many of the transactions that RWAY engages in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by the RWAY Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for RWAY under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the 1934 Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and RWAY and any other clients. In return for such services, RWAY may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the common stock offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Dechert LLP (“Dechert”). Dechert also represents the Adviser.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The consolidated financial statements, financial highlights, and senior securities table of Runway Growth Finance Corp. as of December 31, 2024 and 2023 and for each of the two years in the period ended December 31, 2024 incorporated in this proxy statement/prospectus by reference from the Runway Growth Finance Corp. Annual Report on Form 10-K for the year ended December 31, 2024, as modified by the Runway Growth Finance Corp. Annual Report on Form 10-K/A for the year ended December 31, 2024 has been audited by [•], an independent registered public accounting firm, as stated in their report thereon, incorporated herein by reference, and have been incorporated in this prospectus and Registration Statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. The address of [•] is [•].

The consolidated financial statements of SWK Holdings Corporation as of December 31, 2024 and 2023 and for each of the two years in the period ended December 31, 2024 are incorporated in this proxy statement/prospectus by reference from SWK Holdings Corporation's Annual Report on Form 10-K for the year ended December 31, 2024 have been so incorporated in reliance on the report of BPM LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting. The address of BPM LLP is One California Street, Suite 2500, San Francisco, CA 94111.

OTHER MATTERS

Other than that set forth in the Notice of Virtual Special Meeting of Stockholders, the SWK Board is not aware of any other matters to be acted upon at the SWK Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

Please note that only one copy of this proxy statement/prospectus may be delivered to two or more SWK Stockholders who share an address unless SWK has received contrary instructions from one or more of such stockholders. SWK will deliver promptly, upon request, a separate copy of any of these documents to SWK Stockholders at a shared address to which a single copy of such documents was delivered. SWK Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling SWK at (972) 687-7252 or by writing to SWK Holdings Corporation, 5956 Sherry Lane, Suite 650, Dallas, TX 75225.

FUTURE SWK STOCKHOLDER PROPOSALS

If the First Merger is consummated, SWK will have no public stockholders and there will be no public participation in any future meetings of SWK Stockholders. However, if the First Merger is not consummated, SWK Stockholders will continue to be entitled to attend and participate in meetings of SWK Stockholders.

SWK intends to hold an annual meeting of stockholders in 2026 only if the First Merger is not consummated.

Stockholder Proposals for Inclusion in the Proxy Statement for the 2026 Annual Meeting:

Under the rules of the SEC, if an SWK Stockholder wants to include a proposal in SWK’s proxy statement and form of proxy for presentation at SWK’s 2026 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by SWK at its principal executive offices by the close of business on December 20, 2025; provided, however, that if the date of the 2026 annual meeting is more than thirty (30) days from the date of the 2025 annual meeting, the proposal must be received by SWK by the deadline publicly disclosed by SWK subsequent to this joint proxy statement/prospectus. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Under the SWK Bylaws, to be timely, any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2026 annual meeting, but not intended to be considered for inclusion in SWK’s proxy statement and form of proxy relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must be received by SWK at its principal executive offices not later than the close of business on March 15, 2026 nor earlier than the close of business on February 13, 2026; provided, however, that in the event that the date of the 2026 annual meeting is more than thirty (30) days before or more than thirty (30) days after the first anniversary of the 2025 annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such nomination must also comply with Rule 14a-19 of the Exchange Act of 1934, including the notice period set forth in Rule 14a-19(b) set forth therein.

The above-mentioned proposals must also be in compliance with the SWK Bylaws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in the SWK Bylaws as then in effect. SWK reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION

RWAY has filed with the SEC a registration statement on Form N-14 (of which this proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about RWAY and the securities being offered by this document.

Each of RWAY and SWK files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements and other information filed electronically by each of RWAY and SWK with the SEC. Copies of these reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

RWAY maintains a website at https://investors.runwaygrowth.com/ and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations department at the following address and telephone number:

Runway Growth Finance Corp.

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(312) 698‑6902

SWK maintains a website at https://www.swkhold.com/ and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations department at the following address and telephone number:

SWK Holdings Corporation

5956 Sherry Lane, Suite 650

Dallas, TX 75225

(972) 687-7252

INCORPORATION BY REFERENCE FOR RWAY

This proxy statement/prospectus is part of a registration statement that RWAY has filed with the SEC. RWAY is allowed to “incorporate by reference” the information that it files with the SEC, which means RWAY can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement/prospectus.

This proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•
RWAY’s Annual Report on Form 10-K (file no. 814-01180) for the fiscal year ended December 31, 2024, filed with the SEC on March 20, 2025, as modified by RWAY's Annual Report on Form 10-K/A (file no. 814-01180) for the fiscal year ended December 31, 2024, filed with the SEC on March 27, 2025;
•
RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended March 31, 2025, filed with the SEC on May 12, 2025;
•
RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended June 30, 2025, filed with the SEC on August 7, 2025;
•
RWAY’s Quarterly Report on Form 10-Q (file no. 814-01180) for the quarter ended September 30, 2025, filed with the SEC on November 6, 2025; and
•
RWAY’s Definitive Proxy Statement on Schedule 14A (file no. 814-01180) with respect to the Annual Meeting of RWAY Stockholders filed with the SEC on April 29, 2025 (to the extent explicitly incorporated by reference into RWAY’s Annual Report on Form 10-K).

To obtain copies of these filings, see the section entitled “Where You Can Find More Information.”

You should rely only on the information contained or incorporated by reference into this proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement/prospectus. This proxy statement/prospectus is dated November 18, 2025. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement/prospectus to SWK Stockholders will not create any implication to the contrary.

This proxy statement/prospectus contains a description of the representations and warranties that each of RWAY and SWK made to the other in the Merger Agreement. Representations and warranties made by each of RWAY and SWK and other applicable parties are also set forth in contracts and other documents (including the Merger Agreement) that are attached or filed as exhibits to this proxy statement/prospectus or are incorporated by reference into this proxy statement/prospectus. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding either of RWAY and SWK or their businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this proxy statement/prospectus or incorporated by reference into this proxy statement/prospectus.

INCORPORATION BY REFERENCE FOR SWK

This proxy statement/prospectus is part of a registration statement that SWK has filed with the SEC. SWK is allowed to “incorporate by reference” the information that it files with the SEC, which means SWK can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement/prospectus.

This proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•
SWK’s Annual Report on Form 10-K (file no. 001-39184) for the fiscal year ended December 31, 2024, filed with the SEC on March 20, 2025;
•
SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended March 31, 2025, filed with the SEC on May 15, 2025;
•
SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended June 30, 2025, filed with the SEC on August 14, 2025;

•
SWK’s Quarterly Report on Form 10-Q (file no. 001-39184) for the quarter ended September 30, 2025, filed with the SEC on November 6, 2025;
•
SWK’s Definitive Proxy Statement on Schedule 14A (file no. 001-39184) with respect to the Annual Meeting of SWK Stockholders, filed with the SEC on April 29, 2025 (to the extent explicitly incorporated by reference into SWK’s Annual Report on Form 10-K);
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on March 20, 2025;
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on April 10, 2025;
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on May 19, 2025;
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on June 16, 2025;
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on July 17, 2025;
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on October 1, 2025;
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on October 9, 2025; and
•
SWK’s Current Report on Form 8-K (file no. 001-39184), filed with the SEC on October 10, 2025.

To obtain copies of these filings, see the section entitled “Where You Can Find More Information.”

You should rely only on the information contained or incorporated by reference into this proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement/prospectus. This proxy statement/prospectus is dated November 18, 2025. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement/prospectus to RWAY Stockholders or SWK Stockholders will not create any implication to the contrary.

This proxy statement/prospectus contains a description of the representations and warranties that each of RWAY and SWK made to the other in the Merger Agreement. Representations and warranties made by each of RWAY and SWK and other applicable parties are also set forth in contracts and other documents (including the Merger Agreement) that are attached or filed as exhibits to this proxy statement/prospectus or are incorporated by reference into this proxy statement/prospectus. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding either of RWAY and SWK or their businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this proxy statement/prospectus or incorporated by reference into this proxy statement/prospectus.

INDEX TO FINANCIAL STATEMENTS

Indices to RWAY Financial Statements referenced herein:

Audited Consolidated Financial Statements for the year ended December 31, 2024:	Page in filing
Report of Independent Registered Public Accounting Firm (2024)	78
Report of Independent Registered Public Accounting Firm (2023 and 2022)	79
Consolidated Statements of Assets and Liabilities as of December 31, 2024 and 2023	80
Consolidated Statements of Operations for the years ended December 31, 2024, 2023 and 2022	81
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2024, 2023 and 2022	82
Consolidated Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022	83
Consolidated Schedules of Investments as of December 31, 2024 and 2023	84
Notes to Consolidated Financial Statements	98

Unaudited Consolidated Financial Statements for the period ended March 31, 2025:	Page in filing
Consolidated Statements of Assets and Liabilities as of March 31, 2025 (unaudited) and December 31, 2024	1
Consolidated Statements of Operations for the three months ended March 31, 2025 and 2024 (unaudited)	2
Consolidated Statements of Changes in Net Assets for the three months ended March 31, 2025 and 2024 (unaudited)	3
Consolidated Statements of Cash Flows for the three months ended March 31, 2025 and 2024 (unaudited)	4
Consolidated Schedule of Investments as of March 31, 2025 (unaudited)	5
Consolidated Schedule of Investments as of December 31, 2024	13
Notes to Consolidated Financial Statements (unaudited)	20

Unaudited Consolidated Financial Statements for the period ended June 30, 2025:	Page in filing
Consolidated Statements of Assets and Liabilities as of June 30, 2025 (unaudited) and December 31, 2024	1
Consolidated Statements of Operations for the three and six months ended June 30, 2025 and 2024 (unaudited)	2
Consolidated Statements of Changes in Net Assets for the three and six months ended June 30, 2025 and 2024 (unaudited)	3
Consolidated Statements of Cash Flows for the six months ended June 30, 2025 and 2024 (unaudited)	4
Consolidated Schedule of Investments as of June 30, 2025 (unaudited)	5
Consolidated Schedule of Investments as of December 31, 2024	13
Notes to Consolidated Financial Statements (unaudited)	20
Unaudited Consolidated Financial Statements for the period ended September 30, 2025:	Page in filing
Consolidated Statements of Assets and Liabilities as of September 30, 2025 (unaudited) and December 31, 2024	1
Consolidated Statements of Operations for the three and nine months ended September 30, 2025 and 2024 (unaudited)	2
Consolidated Statements of Changes in Net Assets for the three and nine months ended September 30, 2025 and 2024 (unaudited)	3
Consolidated Statements of Cash Flows for the nine months ended September 30, 2025 and 2024 (unaudited)	4
Consolidated Schedule of Investments as of September 30, 2025 (unaudited)	5
Consolidated Schedule of Investments as of December 31, 2024	13
Notes to Consolidated Financial Statements (unaudited)	20

Indices to SWK Financial Statements referenced herein:

Audited Consolidated Financial Statements for the year ended December 31, 2024:	Page in filing
Report of Independent Registered Public Accounting Firm (PCAOB ID #207)	32
Consolidated Balance Sheets	34
Consolidated Statements of Income	35
Consolidated Statements of Stockholders’ Equity	36
Consolidated Statements of Cash Flows	37
Notes to the Consolidated Financial Statements	38

Unaudited Consolidated Financial Statements for the period ended March 31, 2025:	Page in filing
Unaudited Condensed Consolidated Balance Sheets—March 31, 2025 and December 31, 2024	1
Unaudited Condensed Consolidated Statements of Income—Three Months Ended March 31, 2025 and 2024	2
Unaudited Condensed Consolidated Statements of Stockholders’ Equity—Three Months Ended March 31, 2025 and 2024	3
Unaudited Condensed Consolidated Statements of Cash Flows—Three Months Ended March 31, 2025 and 2024	4
Notes to the Unaudited Condensed Consolidated Financial Statements	5

Unaudited Consolidated Financial Statements for the period ended June 30, 2025:	Page in filing
Unaudited Condensed Consolidated Balance Sheets—June 30, 2025 and December 31, 2024	1
Unaudited Condensed Consolidated Statements of Income—Three and Six Months Ended June 30, 2025 and 2024	2
Unaudited Condensed Consolidated Statements of Stockholders’ Equity—Three and Six Months Ended June 30, 2025 and 2024	3
Unaudited Condensed Consolidated Statements of Cash Flows—Six Months Ended June 30, 2025 and 2024	4
Notes to the Unaudited Condensed Consolidated Financial Statements	6

Unaudited Consolidated Financial Statements for the period ended September 30, 2025:	Page in filing
Unaudited Condensed Consolidated Balance Sheets—September 30, 2025 and December 31, 2024	1
Unaudited Condensed Consolidated Statements of Income—Three and Nine Months Ended September 30, 2025 and 2024	2
Unaudited Condensed Consolidated Statements of Stockholders’ Equity—Three and Nine Months Ended September 30, 2025 and 2024	3
Unaudited Condensed Consolidated Statements of Cash Flows—Nine Months Ended September 30, 2025	5
Notes to the Unaudited Condensed Consolidated Financial Statements	7

Annex A

Executed Version

AGREEMENT AND PLAN OF MERGER

by and among

RUNWAY GROWTH FINANCE CORP.,

RWAY PORTFOLIO HOLDING CORP.,

RWAY PORTFOLIO CORP.,

RUNWAY GROWTH CAPITAL LLC

and

SWK HOLDINGS CORPORATION

Dated as of October 9, 2025

Article I

THE MERGERS

Article II

EFFECT OF THE MERGERS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Article IV

REPRESENTATIONS AND WARRANTIES OF PARENT, INTERMEDIARY SUB AND ACQUISITION SUB

Section 4.31	No Other Representations or Warranties	49

Article V
Parent External Adviser.

Article VI

COVENANTS AND AGREEMENTS

Article VII

CONDITIONS TO THE MERGERS

Section 7.1	Conditions to the Obligations of Each Party	71
Section 7.2	Conditions to Obligations of Parent, Intermediary Sub and Acquisition Sub to Effect the First Merger	71
Section 7.3	Conditions to Obligation of the Company to Effect the First Merger	72
Section 7.4	Frustration of Closing Conditions	73

Article VIII

TERMINATION, AMENDMENT AND WAIVER

Article IX

GENERAL PROVISIONS

Appendix A	Definitions
Exhibit A	Form of Key Stockholder Agreement
Exhibit B	Calculation of Closing Company Net Asset Value and Closing Parent Net Asset Value
Exhibit C	Determination of Adjudicated Portfolio Value

THIS AGREEMENT AND PLAN OF MERGER, dated as of October 9, 2025 (this “Agreement”), is made by and among Runway Growth Finance Corp. (“Parent”), a Maryland corporation, RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly-owned Subsidiary of Parent (“Intermediary Sub”), RWAY Portfolio Corp., a Delaware corporation and a direct wholly-owned Subsidiary of Intermediary Sub (“Acquisition Sub”), Runway Growth Capital LLC, a Delaware limited liability company (the “Parent External Adviser”) and SWK Holdings Corporation, a Delaware corporation (the “Company”). Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

W I T N E S S E T H:

WHEREAS, Parent has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;

WHEREAS, each of (i) the board of directors of the Company (the “Company Board”) and (ii) the respective boards of directors of Parent (the “Parent Board”), Intermediary Sub and Acquisition Sub has unanimously approved the acquisition of the Company by Parent upon the terms and subject to the conditions and limitations set forth in this Agreement;

WHEREAS, the Company Board, the board of directors of Intermediary Sub and the board of directors of Acquisition Sub have approved and declared advisable, and each of the Parent Board, Parent as the sole stockholder of Intermediary Sub and Intermediary Sub as the sole stockholder of Acquisition Sub has approved or adopted, this Agreement and the transactions contemplated hereby, including the merger of Acquisition Sub with and into the Company (the “First Merger”), with the Company surviving as a wholly-owned Subsidiary of Intermediary Sub (sometimes referred to in such capacity as the “Surviving Corporation”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”);

WHEREAS, immediately after the First Merger, the Surviving Corporation shall merge with and into Intermediary Sub (the “Second Merger”), with Intermediary Sub surviving the Second Merger as a wholly-owned Subsidiary of Parent, upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the DGCL;

WHEREAS, immediately after the Second Merger, Intermediary Sub shall merge with and into Parent (the “Third Merger” and, together with the First Merger and Second Merger, the “Mergers”), with Parent as the surviving company in the Third Merger, upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the DGCL and the Maryland General Corporation Law (the “MGCL”);

WHEREAS, the Company Board has resolved to recommend that the Company’s stockholders approve and adopt this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, the Key Stockholders are entering into the key stockholder agreement attached hereto as Exhibit A (the

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“Key Stockholder Agreement”), pursuant to which the Key Stockholders have, subject to the terms and conditions thereof, agreed, among other things, to vote their shares of Company Common Stock in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby including the Mergers; and

WHEREAS, each of Parent, Intermediary Sub, Acquisition Sub, the Parent External Adviser and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Article I

THE MERGERS

Section 1.1
The Mergers.
(a)
Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue as the surviving corporation and a wholly-owned Subsidiary of Parent.
(b)
Subject to the terms and conditions of this Agreement and in accordance with the DGCL, immediately after the Effective Time and as part of an integrated merger structure with the First Merger, the Surviving Corporation shall be merged with and into Intermediary Sub, whereupon the separate existence of the Surviving Corporation shall cease, and Intermediary Sub shall continue as the surviving corporation.
(c)
Subject to the terms and conditions of this Agreement and in accordance with the DGCL and the MGCL, immediately after the Effective Time and as part of an integrated merger structure with the First Merger and the Second Merger, Intermediary Sub shall be merged with and into Parent, whereupon the separate existence of Intermediary Sub shall cease, and Parent shall continue as the surviving corporation.
Section 1.2
The Closing. Subject to the provisions of Article VII, the closing of the First Merger (the “Closing”) shall take place at 10:00 a.m. (local time) on a date to be specified by the parties hereto, but no later than the third Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”). Parent and the Company each agree to use their respective reasonable best efforts to cause the Closing to occur on or prior to December 31, 2025 (subject to the satisfaction or written waiver of the conditions set forth in Article VII). The Closing shall take place via the remote exchange of documentation.

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Section 1.3
Effective Time.
(a)
Concurrently with the Closing, the Company shall cause a certificate of merger with respect to the First Merger (the “Certificate of First Merger”) to be executed and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) as provided under the DGCL. The First Merger shall become effective on the date and time at which the Certificate of First Merger has been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between Parent and the Company and specified in the Certificate of First Merger (such date and time being hereinafter referred to as the “Effective Time”).
(b)
Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, Intermediary Sub and the Surviving Corporation shall cause a certificate of merger with respect to the Second Merger (the “Certificate of Second Merger”) to be executed and filed with the Delaware Secretary as provided under the DGCL. The Second Merger shall become effective on the date and time at which the Certificate of Second Merger has been duly filed with, and accepted for record by, the Delaware Secretary, or at such other date and time as is agreed in writing between Parent and the Company and specified in the Certificate of Second Merger (such date and time being hereinafter referred to as the “Second Effective Time”).
(c)
Immediately after the Effective Time and as part of a single integrated transaction with the First Merger and the Second Merger, Parent and the Surviving Corporation shall cause a certificate of merger with respect to the Third Merger (the “Certificate of Third Merger”) to be executed and filed with the Delaware Secretary as provided under the DGCL and articles of merger with respect to the Third Merger (the “Articles of Third Merger”) to be executed and filed with the State Department of Assessment and Taxation of Maryland (the “MD SDAT”) as provided under the MGCL. The Third Merger shall become effective on the date and time at which the Certificate of Third Merger and Articles of Third Merger have been duly filed with, and accepted for record by, the Delaware Secretary and the MD SDAT, as applicable, or at such other date and time as is agreed in writing between Parent and the Company and specified in the Certificate of Third Merger or Articles of Third Merger (such date and time being hereinafter referred to as the “Third Effective Time”).
(d)
The Mergers shall have the effects set forth in this Agreement and the applicable provisions of the DGCL and the MGCL. Without limiting the generality of the foregoing, (i) from and after the Effective Time, the Surviving Corporation shall possess all property, rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the obligations, liabilities, and duties of the Company and Acquisition Sub shall become the obligations, liabilities and duties of the Surviving Corporation, (ii) from and after the Second Effective Time, Intermediary Sub shall possess all property, rights, privileges, powers and franchises of the Surviving Corporation, and all of the obligations, liabilities, and duties of the Surviving Corporation shall become the obligations, liabilities and duties of Intermediary Sub and (iii) from and after the Third Effective Time, Parent shall possess all property, rights, privileges, powers and franchises of Intermediary Sub and Parent, and all of the obligations, liabilities, and duties of Intermediary Sub and Parent shall become the obligations, liabilities and duties of Parent.

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Section 1.4
Certificates of Incorporation and Bylaws.
(a)
The certificate of incorporation of Acquisition Sub, as in effect immediately prior to the Effective Time, shall be the Surviving Corporation’s certificate of incorporation after the Effective Time (subject to Section 6.7), until later amended as provided by Law and such certificate of incorporation. The bylaws of Acquisition Sub, as in effect immediately prior to the Effective Time, shall be the Surviving Corporation’s bylaws after the Effective Time (subject to Section 6.7), until later amended as provided by Law, the certificate of incorporation and such bylaws.
(b)
The certificate of incorporation of Intermediary Sub, as in effect immediately prior to the Second Effective Time, shall continue to be Intermediary Sub’s certificate of incorporation after the Second Effective Time (subject to Section 6.7), until later amended as provided by Law and such certificate of incorporation. The bylaws of Intermediary Sub, as in effect immediately prior to the Second Effective Time, shall continue to be Intermediary Sub’s bylaws after the Second Effective Time (subject to Section 6.7), until later amended as provided by Law, the certificate of incorporation and such bylaws.
(c)
The certificate of incorporation of Parent, as in effect immediately prior to the Third Effective Time, shall continue to be Parent’s certificate of incorporation after the Third Effective Time (subject to Section 6.7), until later amended as provided by Law and such certificate of incorporation. The bylaws of Parent, as in effect immediately prior to the Third Effective Time, shall continue to be Parent’s bylaws after the Third Effective Time (subject to Section 6.7), until later amended as provided by Law, the certificate of incorporation of Parent and such bylaws.
Section 1.5
Board of Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be. The board of directors of Parent effective as of, and immediately following, the Second Effective Time shall consist of the members of the board of directors of Parent immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of Parent until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be.
Section 1.6
Officers. From and after the Effective Time, the officers of Acquisition Sub at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be. From and after the Effective Time, the officers of Parent at the Effective Time shall be the officers of Parent, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

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Section 1.7
Alternative Structure. Notwithstanding any provision of this Agreement to the contrary, to the extent Parent determines, in Parent’s sole discretion, that the Alternative Structure (as defined below) is necessary or desirable for tax purposes, Parent may at any time modify the structure of the Mergers so as to provide that the Company shall merge with and into Acquisition Sub (rather than Acquisition Sub merging with and into the Company), with Acquisition Sub continuing as the surviving corporation of the First Merger (the “Alternative Structure”), and in such case, Acquisition Sub shall be considered the “Surviving Corporation”, provided, that the Merger Consideration to be paid to the holders of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) is not thereby changed in kind or timing or reduced in amount as a result of such modification.

Article II

EFFECT OF THE MERGERS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 2.1
Effect on Securities.
(a)
First Merger. At the Effective Time, by virtue of the First Merger and without any action on the part of the Company, Parent, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:
(i)
Cancellation of Company Securities. Each share of Company Common Stock issued and outstanding and held by a Subsidiary of the Company or held, directly or indirectly, by Parent, Intermediary Sub or Acquisition Sub immediately prior to the Effective Time and all treasury shares (collectively, “Cancelled Shares”), shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.
(ii)
Conversion of Company Securities. Each share of Company Common Stock (other than Cancelled Shares) shall be entitled to receive, pursuant to this Section 2.1 and Section 2.2(h) and subject to Section 2.4, (x) either (A) a number of validly issued, fully paid and non-assessable shares of common stock of Parent, par value $0.01 per share (“Parent Common Stock”), equal to the Exchange Ratio (the “Per Share Stock Consideration”) or (B) an amount of cash equal to the Company Per Share NAV (the “Per Share Cash Consideration”), as applicable, and subject to the adjustments set forth in this Section 2.1(a)(ii), plus (y) the Per Share Guaranteed Cash Payment from the Parent External Advisor, acting solely on its own behalf (clauses (x) and (y), together, the “Total Per Share Consideration”). Each holder of Company Common Stock shall have the right to elect, pursuant to Section 2.2(h), whether to receive payment for each of their shares of Company Common Stock pursuant to clause (x) of this Section 2.1(a)(ii) in the form of Parent Common Stock or cash, subject to the conditions and limitations set forth in this Section 2.1(a)(ii).
(1)
Default Election to Receive Stock. Each Non-Electing Share shall be converted into the right to receive, in addition to the Per Share Guaranteed Cash Payment, the Per Share Stock Consideration, subject to Section

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2.1(a)(ii)(3) and Section 2.1(a)(ii)(4); provided, that in each case where a holder of Company Common Stock makes no Election with respect to any share of Company Common Stock held by such holder (such holder, a “Non-Election Holder”), such Non-Election Holder shall be deemed to have made an Election (subject in all cases to Section 2.1(a)(ii)(3) and Section 2.1(a)(ii)(4)) with respect to a percentage of the total shares of Company Common Stock held by such Non-Election Holder equal to a number, the numerator of which is the Aggregate Cash Consideration, and the denominator is the Closing Company Net Asset Value; provided, for the avoidance of doubt, that any holder of Company Common Stock that makes an Election with respect to one or more shares of Company Common Stock shall not be deemed to be a “Non-Election Holder”.
(2)
Election to Receive Cash. Each Electing Share shall be converted into the right to receive, in addition to the Per Share Guaranteed Cash Payment, the Per Share Cash Consideration, subject to Section 2.1(a)(ii)(3) and Section 2.1(a)(ii)(4).
(3)
Insufficient Stock Consideration. Notwithstanding anything to the contrary in this Agreement, if, after giving effect to the Elections contemplated by Section 2.2(h), the aggregate number of shares of Parent Common Stock that would otherwise be issued by Parent in the First Merger (the “Proposed Aggregate Stock Issuance Amount”) is greater than the Total Stock Consideration, then the number of Non-Electing Shares shall be reduced (without any action on the part of any holder of Company Common Stock) by converting Non-Electing Shares into Electing Shares until the Proposed Aggregate Stock Issuance Amount is equal to the Total Stock Consideration (determined on a whole-share basis). Any such reduction in the number of Non-Electing Shares shall be applied among all stockholders, pro rata based on the aggregate number of Non-Electing Shares held by each such stockholder in proportion to the total number of Non-Electing Shares, by reducing the number of Non-Electing Shares held by such stockholder (without any action on the part of such holder) by converting Non-Electing Shares into Electing Shares. On the Determination Date, the Company shall deliver to Parent its calculation of any adjustment pursuant to this Section 2.1(a)(ii)(3).
(4)
Insufficient Cash Consideration. Notwithstanding anything to the contrary in this Agreement, if, after giving effect to the Elections contemplated by Section 2.2(h), the aggregate amount of cash (excluding, for the avoidance of doubt, cash in lieu of fractional shares) that would otherwise be issued by Parent in the First Merger pursuant to clause (x) of Section 2.1(a)(ii)(2) (excluding, for the avoidance of doubt, the Guaranteed Cash Payment) (the “Proposed Cash Consideration”) is an amount greater than the Aggregate Cash Consideration, then the number of Electing Shares shall be reduced (without any action on the part of any holder of Company Common Stock) by converting Electing Shares into Non-Electing Shares until the Proposed Cash Consideration is equal to the Aggregate Cash Consideration (determined on a whole-share basis). Any such reduction in the number of Electing Shares shall be applied among all stockholders, pro rata based on the aggregate number of Electing Shares held by each such stockholder in proportion

6

to the total number of Electing Shares, by reducing the number of Electing Shares held by such stockholder (without any action on the part of such holder) by converting Electing Shares into Non-Electing Shares. On the Determination Date, the Company shall deliver to Parent its calculation of any adjustment pursuant to this Section 2.1(a)(ii)(4).
(iii)
As of the Effective Time, each share of Company Common Stock to be converted into the right to receive the Total Per Share Consideration as provided in Section 2.1(a)(ii) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (the “Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 2.2, the Total Per Share Consideration.
(iv)
Conversion of Acquisition Sub Capital Stock. Each share of common stock, par value of $0.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.01 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.
(v)
Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the Determination Date and the Effective Time, any change in the number of outstanding shares of Parent Common Stock or Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Exchange Ratio, the Total Per Share Consideration and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.1(a)(v) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
(vi)
Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.1(a)(ii), and such fractional share interests shall not entitle the owner thereof to any Parent Common Stock or to vote or to any other rights of a holder of Parent Common Stock. All fractional shares to which a single record holder of Company Common Stock would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Parent Common Stock to which such holder would, but for this Section 2.1(a)(vi), be entitled under Section 2.1(a)(ii) and (B) the Parent Per Share NAV. As soon as practicable after the determination of the amount of cash, if any, to be

7

paid to holders of Company Common Stock in lieu of any fractional share interests in Parent Common Stock, the Exchange Agent shall make available such amount, without interest, to the holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 2.1(a)(vi) is not a separately bargained-for consideration.
(b)
Second Merger. At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Surviving Corporation or Intermediary Sub or the holders of any securities of the Surviving Corporation or Intermediary Sub, each share of common stock, par value $0.001 per share, of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist without any consideration being payable therefor.
(c)
Third Merger. At the Third Effective Time, by virtue of the Third Merger and without any action on the part of Intermediary Sub or Parent or the holders of any securities of Intermediary Sub or Parent, each share of common stock, par value $0.01 per share, of Intermediary Sub issued and outstanding immediately prior to the Third Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist without any consideration being payable therefor.
Section 2.2
Exchange of Certificates.
(a)
Designation of Exchange Agent; Deposit of Exchange Fund. Prior to the Closing, Parent shall enter into a customary exchange agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in clause (x) of Section 2.1(a)(ii) and for the payment by the Parent External Adviser of the Guaranteed Cash Payment as provided in clause (y) of Section 2.1(a)(ii). At or prior to the Effective Time, (A) Parent shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent (i) book-entry shares representing the full number of whole shares of Parent Common Stock issuable pursuant to Section 2.1(a)(ii) in exchange for outstanding shares of Company Common Stock and (ii) cash in an aggregate amount equal to the sum of (A) the Aggregate Cash Consideration and (B) the amount of cash sufficient to pay cash in lieu of fractional shares in accordance with Section 2.1(a)(vi), and Parent shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Parent Common Stock pursuant to Section 2.2(d), and, if applicable (C) the Parent External Adviser shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent cash in an aggregate amount equal to the Guaranteed Cash Payment (such shares of Parent Common Stock, Aggregate Cash Consideration and the Guaranteed Cash Payment provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 2.1(a)(ii) or Section 2.1(a)(vi), Parent shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payments. Parent shall cause the

8

Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock and (y) applied promptly to making the payments pursuant to Section 2.1(a)(ii). The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 2.1(a), except as expressly provided for in Section 2.2(f).
(b)
As promptly as practicable following the Effective Time and in any event not later than the second (2nd) Business Day thereafter, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the Exchange Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions (which instructions shall be in the form and have such other provisions as Parent and the Company may reasonably specify) for use in effecting the surrender of the Certificates in exchange for (A) payment of the applicable Total Per Share Consideration in respect of each share of Company Common Stock previously represented by such Certificates, (B) any dividends or other distributions payable pursuant to Section 2.2(d) and (C) any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(vi). As soon as reasonably practicable after the Effective Time and in any event not later than the second Business Day following the Effective Time, Parent shall cause the Exchange Agent to issue and send to each holder of Book-Entry Shares that were converted into the right to receive the Total Per Share Consideration pursuant to Section 2.1(a)(ii) the Total Per Share Consideration that such holder is entitled to receive pursuant to Section 2.1(a)(ii) in respect of each such Book-Entry Share, without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent, and each such Book-Entry Share shall forthwith be cancelled.
(c)
Upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, and Parent shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the later to occur of (i) the Effective Time or (ii) the Exchange Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof), such duly completed and validly executed letter of transmittal and such other documents, (A) payment of the applicable Total Per Share Consideration in respect of each share of Company Common Stock previously represented by such Certificate (provided that, any Per Share Stock Consideration shall be a whole number of shares of Parent Common Stock in book-entry form), (B) any dividends or other distributions payable pursuant to Section 2.2(d), and (C) any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(vi), and the Certificate (or affidavit of loss in lieu thereof) so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates on the cash payable upon the surrender of the Certificates.

9

(d)
Distributions with Respect to Unexchanged Shares. Subject to Applicable Law, following surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Exchange Agent, there shall be paid to the holder of the Parent Common Stock issued in exchange for such Certificate, without interest, (i) at the time of delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), and a payment date subsequent to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), payable with respect to such shares of Parent Common Stock.
(e)
In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration and the Guaranteed Cash Payment (and any dividends or other distributions with respect to Parent Common Stock as contemplated by Section 2.2(d)) may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, only if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Exchange Agent) shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.
(f)
Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates for one (1) year after the Effective Time shall be delivered to Parent or its designee, upon demand, and any such holders prior to the First Merger who have not theretofore complied with this Article II shall thereafter look only to Parent and the Surviving Corporation as general creditor thereof for payment of their claims for the Merger Consideration and the Guaranteed Cash Payment and any dividends or distributions with respect to Parent Common Stock as contemplated by Section 2.2(d). Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Certificates or Book-Entry Shares for the Total Per Share Consideration.
(g)
No Liability. None of Parent, Intermediary Sub, Acquisition Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash held in the Exchange Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration and the Guaranteed Cash Payment in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration and the Guaranteed Cash Payment in respect of such Certificate or Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

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(h)
Withholding. Parent, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration and the Guaranteed Cash Payment any amounts otherwise payable pursuant to this Agreement to any former holder of Company Common Stock such amounts as Parent, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable state, local or foreign Tax Law. If Parent, the Surviving Corporation and the Exchange Agent determine that any withholding is required, such parties shall use reasonable best efforts to give notice to holders of Company Common Stock, and reasonably cooperate with holders of Company Common Stock to reduce the amount of, or eliminate the necessity for, such withholding. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Parent, the Surviving Corporation or the Exchange Agent on behalf of the Person, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Exchange Agent.
Section 2.3
Elections.
(a)
Each person who as of the Effective Time is a record holder of shares of Company Common Stock shall be entitled, with respect to all or any portion of such shares, to make an election (an “Election”) to receive, with respect to each such share held by such holder, the Per Share Cash Consideration in lieu of the Per Share Stock Consideration. Each Election shall be for a specified number of shares of Company Common Stock (the “Specified Number”). If a holder of Company Common Stock fails to specify a Specified Number on its Form of Election (as defined below), such holder shall be deemed not to have made an Election, and such holder’s shares shall be treated by the Exchange Agent as Non-Electing Shares. For the purpose of making Elections and determining whether a Specified Number has or has not been specified, a record holder of Company Common Stock that is a registered clearing agency and who has legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit Elections as if each ultimate beneficial owner were a record holder of Company Common Stock.
(b)
The Company shall prepare and mail a form of election (the “Form of Election”) with the Proxy Statement (as defined in Section 3.7) to holders of Company Common Stock of record as of the record date for the Company Stockholders’ Meeting (as defined in Section 6.3(a)), which Form of Election shall be used by each holder of Company Common Stock who wishes to elect to receive the Per Share Cash Consideration for any or all shares of Company Common Stock held by such holder. In addition, the Company shall use its reasonable best efforts to make the Form of Election and the Proxy Statement available to all persons who become holders of Company Common Stock during the period between such record date and the Company Stockholders’ Meeting, provided, that the Proxy Statement may be made available to such holders over the Internet. Any such holder’s Election to receive the Per Share Cash Consideration will be properly made only if the Exchange Agent has received at the Exchange Agent’s designated mailing address, by 5:00 p.m., New York City time, no later than the Business Day that is five (5) Business Days preceding the Closing Date or such other date as mutually agreed to by the Company and Parent (the “Election Date”), a Form of Election properly completed for a Specified Number of shares of Company Common Stock held by such holder and signed and accompanied by (if such shares are not Book-Entry Shares) the Certificate or Certificates to which such Form of Election relates, duly endorsed in blank or otherwise in

11

form acceptable for transfer on the books of the Company (or by an appropriate guarantee of delivery of such Certificate or Certificates as set forth in such Form of Election from a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank of trust company having an office or correspondent in the United States, provided such certificates are in fact delivered to the Exchange Agent within three (3) trading days after the date of execution of such guarantee of delivery).
(c)
An Election may be revoked by the holder of Company Common Stock by delivering a properly completed and revised Form of Election to the Exchange Agent at its designated mailing address prior to 5:00 p.m., New York City time, on the Election Date, so long as the Effective Time has not occurred prior to such revocation. All Forms of Election shall automatically be deemed revoked if the Exchange Agent receives written notice executed by each of Parent and the Company that the First Merger has been abandoned, and accordingly, the Certificate or Certificates (or guarantee of delivery, as appropriate) for the shares of Company Common Stock to which each such submitted Form of Election relates shall be promptly returned to the holder of Company Common Stock submitting such Form of Election to the Exchange Agent. Any holder of Company Common Stock who has revoked their Form of Election and has not submitted a separate Form of Election pursuant to the terms of Section 2.3(b) by the proper time on the Election Date shall be deemed not to have made an Election, the shares held by such holder shall be treated by the Exchange Agent as Non-Electing Shares.
(d)
The Exchange Agent shall, in its reasonable discretion, determine whether or not an Election to receive the Per Share Cash Consideration has been properly made or revoked pursuant to this Section 2.2(h) with respect to shares of Company Common Stock and when Elections and revocations were received by it. If the Exchange Agent determines that any Election to receive the Per Share Cash Consideration was not properly made with respect to shares of Company Common Stock, such shares shall be treated by the Exchange Agent as shares that were Non-Electing Shares. The Exchange Agent shall also make all computations as to the allocation and the proration contemplated by and in strict accordance with Section 2.1(a)(ii)(3) and Section 2.1(a)(ii)(4) and any such computation shall be conclusive and binding on the holders of Company Common Stock. The Exchange Agent may, with the mutual agreement of Parent and the Company, make such rules as are consistent with this Section 2.2(h) for the implementation of the Elections provided for herein as shall be necessary or desirable fully to effect such Elections in accordance with this Section 2.2(h).
Section 2.4
Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into the right to receive either the Per Share Cash Consideration or the Per Share Stock Consideration, subject to the adjustments set forth in Section 2.1(a)(ii), and shall instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other Applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares

12

shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Total Per Share Consideration, without interest and subject to any withholding of Taxes required by Applicable Law. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Company Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent shall have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing.
Section 2.5
Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or Parent, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Total Per Share Consideration to which the holder thereof is entitled pursuant to this Article II.
Section 2.6
Transfers; No Further Ownership Rights. After the Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates or Book-Entry Shares are presented to the Surviving Corporation for transfer following the Effective Time, they shall be canceled against delivery of the applicable Total Per Share Consideration, as provided for in Section 2.1(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.
Section 2.7
Net Asset Value Calculations.
(a)
As soon as reasonably practical, but in any case no more than ten (10) Business Days after the date of this Agreement, the Company shall (x) retain from among those firms set forth in Section 2.7(a) of the Company Disclosure Letter one (1) firm (the “Company Valuation Firm”) for purposes of determining the Asset Valuation Range for each Company Portfolio Asset as of 5:00 p.m. New York City Time on September 30, 2025 and on the Determination Date (as defined below) and (y) prepare and deliver to the Company Valuation Firm the Company’s calculation of the Company Marks as of 5:00 p.m. New York City Time on September 30, 2025. The Company shall (i) use its reasonable best efforts to cause the Company Valuation Firm to deliver to the Company the Company Valuation Firm’s good faith determination of the Asset Valuation Range for each Company Portfolio Asset as of 5:00 p.m. New York City Time on September 30, 2025 as soon as practicable following the date hereof and (ii) reasonably promptly thereafter deliver to Parent the Company’s good faith determination of the Adjudicated Portfolio Value, as determined in accordance with the illustrative calculation set forth in Exhibit C hereto.

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(b)
At least three (3) days prior to the Closing Date (excluding Sundays and holidays), the Company shall (i) prepare and deliver to the Company Valuation Firm the Company’s calculation of the Company Marks as of 5:00 p.m. New York City Time on the date that is two (2) days prior to the Closing (excluding Sundays and holidays) Date (such date, the “Determination Date”), taking into account only valuation changes occurring with respect to the Company Portfolio Assets due to the passage of time elapsed since September 30, 2025 in accordance with GAAP, (ii) cause the Company Valuation Firm to prepare and deliver to the Company its good faith determination of the Asset Valuation Range for each Company Portfolio Asset as of 5:00 p.m. New York City Time on the Determination Date and (iii) deliver to Parent the Company’s good faith determination of the Adjudicated Portfolio Value, as determined in accordance with the illustrative calculation set forth in Exhibit C hereto (such value delivered pursuant to this Section 2.7(b)(iii), the “Estimated Closing Company Portfolio Asset Value”).
(c)
On the Determination Date, the Company shall deliver to Parent a calculation of the estimated Company Net Asset Value as of 5:00 p.m. New York City Time on the Determination Date (the “Closing Company Net Asset Value”), as approved by the Company Board, calculated in good faith and determined in accordance with the Valuation Methodology and the determination of the Adjudicated Portfolio Value as set forth in Section 2.7(b); provided, that the Company shall update and redeliver the calculation of the Closing Company Net Asset Value, as reapproved by the Company Board, in the event there is a material change to the Closing Company Net Asset Value between the Determination Date and the Closing and as needed to ensure the Closing Company Net Asset Value is determined within two (2) days (excluding Sundays and holidays) prior to the Effective Time. The Chief Financial Officer of the Company shall certify in writing to Parent the calculation of the Closing Company Net Asset Value. An example calculation of the Closing Company Net Asset Value as of the date hereof is set forth on Exhibit B hereto.
(d)
On the Determination Date, Parent shall deliver to the Company a calculation of the estimated Closing Parent Net Asset Value, as approved by the Parent Board, calculated in good faith and determined in accordance with the Valuation Methodology; provided, that Parent shall update and redeliver the calculation of the Closing Parent Net Asset Value, as reapproved by the Parent Board, in the event there is a material change to the Closing Parent Net Asset Value between the Determination Date and the Closing and as needed to ensure the Closing Parent Net Asset Value is determined within two (2) days (excluding Sundays and holidays) prior to the Effective Time. The Chief Financial Officer of Parent shall certify in writing to the Company the calculation of the Closing Parent Net Asset Value. An example calculation of the Closing Parent Net Asset Value as of the date hereof is set forth on Exhibit B hereto.
(e)
Each of the Company and Parent shall afford the other, and the other’s respective Representatives, reasonable access to the individuals who have prepared the calculations of the Closing Company Net Asset Value and the Closing Parent Net Asset Value, as applicable, and to the applicable information, books, records, work papers and back-up materials (including any reports prepared by valuation agents) used in preparing the same, in order to assist the other and the other’s respective Representatives in reviewing the calculations undertaken pursuant to this Section 2.7.

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(f)
For purposes of this Section 2.7 and as used elsewhere in this Agreement:
(i)
“Adjudicated Portfolio Value” shall mean, as of the applicable time of determination, the fair market value of the Company Portfolio Assets, on an aggregate basis, as determined based on the Company Valuation Firm’s good faith determination of a valuation range with respect to each Company Portfolio Asset as of such time of determination (each, an “Asset Valuation Range”); provided, that with respect to each Company Portfolio Asset, (A) if the corresponding Company Mark is higher than the highest value included within the applicable Asset Valuation Range, then the value of such Company Portfolio Asset shall be deemed to be the highest value included within such Asset Valuation Range; (B) if the corresponding Company Mark is less than the lowest value included within the applicable Asset Valuation Range, then the value of such Company Portfolio Asset shall be deemed to be the lowest value included within such Asset Valuation Range and (C) if the corresponding Company Mark is within the applicable Asset Valuation Range, then the value of such Company Portfolio Asset shall be deemed to be the Company Mark for such Company Portfolio Asset (the deemed value of each such Company Portfolio Asset pursuant to clause (A), (B) or (C), the “Adjudicated Asset Value”).
(ii)
“Company Marks” shall mean, as of the applicable time of determination, the Company’s good faith determination of the carrying value of each Company Portfolio Asset (as reflected in the books and records of the Company, determined in accordance with GAAP and in a manner consistent with the Company’s historical calculation of the carrying value of such assets, applying the same methodologies, principles and practices as applied in preparing the consolidated financial statements of the Company included within the Company SEC Documents);
(iii)
“Company Net Asset Value” means the estimated net asset value of the Company as of the applicable time of determination, calculated in good faith and determined in accordance with the Valuation Methodology; provided, for the avoidance of doubt, that the value of each of the Company Portfolio Assets for purposes of determining the Company Net Asset Value shall be deemed to be the Adjudicated Asset Value for each such Company Portfolio Asset.
(iv)
“Company Portfolio Assets” shall mean those portfolio assets of the Company set forth on Section 2.7(f)(iv) of the Company Disclosure Letter.
(v)
“Lower Collar Amount” shall mean (i) the aggregate value of the Company Marks as of 5:00 p.m. New York City Time on the Determination Date minus (ii) Five Million Dollars ($5,000,000).
(vi)
“Valuation Methodology” means the accounting and reporting guidance set forth in the GAAP’s Accounting Standards Codification (“ASC”) topic 946 – Financial Services – Investment Companies, as modified pursuant to the terms set forth in Exhibit B hereto.

15

Section 2.8
Treatment of Equity Awards.
(a)
Each Company Restricted Stock Award that is outstanding and unvested as of the Effective Time will vest in full immediately prior to the Effective Time and each share of Company Common Stock subject to an outstanding Company Restricted Stock Award shall be accelerated and cancelled in exchange for the right to receive the Total Per Share Consideration, subject to applicable withholding.
(b)
Prior to the Effective Time, the Company shall provide such notices required under the terms of the Company Equity Plan, adopt applicable resolutions, and take all other actions necessary to effect the transactions contemplated by this Section 2.8(b). The Company shall take all actions to ensure that all required withholding (related to both the holder of the applicable equity award and the Company or its applicable Subsidiary) is withheld prior to, or in connection with, the Effective Time.

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the Company SEC Documents filed by the Company prior to the date of this Agreement (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein) or as disclosed in the Company Disclosure Letter, the Company hereby represents and warrants to Parent as follows:

Section 3.1
Organization and Qualification. Each of the Company and its Subsidiaries (a) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (b) has the requisite entity power and authority to conduct its business as it is now being conducted, except, in the case of this clause (b), where the failure to have such power and authority would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. The Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Company’s Charter”) and its Amended and Restated Bylaws (as amended, the “Company’s Bylaws”), each as currently in effect, are included in the Company SEC Documents and are in full force and effect and the Company is not in violation of such documents.
Section 3.2
Capitalization; Subsidiaries.
(a)
As of the close of business on October 7, 2025, the authorized capital stock of the Company consists of (i) 250,000,000 shares of Company Common Stock, 12,147,391 of which were issued and outstanding and 53 of which were held by the Company as treasury stock, and (ii) 5,000,000 shares of preferred stock, zero of which were issued and outstanding. No shares of Company Common Stock are held by Subsidiaries of the Company.

16

(b)
All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Company Common Stock has been sold pursuant to an effective registration statement filed under the federal Securities Laws or an appropriate exemption therefrom.
(c)
Section 3.2(c) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of each Company Restricted Stock Award that includes the (i) the name of the holder thereof, (ii) the number of shares of Company Common Stock issued thereunder and subject thereto, (iii) the vesting schedule, including the accelerated vesting provisions, (iv) the purchase price (if any) and (v) the expiration date (if any). As of the date of this Agreement, other than the Company Restricted Stock Awards, there are no other equity or equity-based awards outstanding.
(d)
As of the date hereof, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive capital stock of the Company or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries or (iv) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company.
(e)
As of May 30, 2022, the Rights Agreement, and the respective Rights (as defined in the Rights Agreement) contained therein, expired in accordance with its terms.
(f)
Section 3.2(f) of the Company Disclosure Letter sets forth a complete and accurate list of each Subsidiary of the Company, together with the jurisdiction of incorporation or organization, as the case may be, of such Subsidiary. Except as set forth on Section 3.2(f) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary, free and clear of all Liens except for Permitted Liens.
Section 3.3
Authority Relative to Agreement; No Conflict.
(a)
The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby (other than the Second Merger, the Third Merger and the Alternative Structure). The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger, the Third Merger and the Alternative Structure), have been duly and validly authorized by all necessary corporate action by the Company, and except for the Company Stockholder Approval, the filing of the Certificate of First Merger with the Delaware Secretary, the filing of the Certificate of

17

Second Merger with the Delaware Secretary, the filing of the Certificate of Third Merger with the Delaware Secretary and the filing of the Articles of Third Merger with the MD SDAT (or such other filing as necessary to effectuate the Alternative Structure), no other corporate action or Proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger, Third Merger and the Alternative Structure). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, the “Bankruptcy and Equity Exception”).
(b)
The Company Board has, at a meeting duly called and held, by resolutions adopted by the directors, (i) approved and adopted this Agreement and the transactions contemplated hereby (other than the Second Merger, the Third Merger and the Alternative Structure), (ii) determined that this Agreement and the transactions contemplated hereby (other than the Second Merger, the Third Merger and the Alternative Structure) are advisable, fair to and in the best interests of the Company and Company’s stockholders, (iii) directed that the adoption of this Agreement be submitted to a vote at the Company Stockholders’ Meeting and (iv) resolved to make the Company Recommendation.
(c)
Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (other than the Second Merger, the Third Merger and the Alternative Structure) will (i) violate any provision of the Company’s Charter or the Company’s Bylaws or the certificate of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 3.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law or Data Protection Requirements applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Company or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Company Material Adverse Effect.
Section 3.4
Required Filings and Consents. No consent, approval, license, permit, order or authorization (a “Consent”) of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby (other than the

18

Second Merger, the Third Merger and the Alternative Structure), other than (i) applicable requirements of and filings with the SEC under the Securities Act and the Exchange Act, (ii) the filing of the Certificate of First Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business (or such other filing as required to effectuate the Alternative Structure), (iii) the filing of the Certificate of Second Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iv) the filing of the Certificate of Third Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (v) the filing of the Articles of Third Merger with the MD SDAT, (vi) such filings as may be required in connection with the Taxes described in Section 8.6, (vii) compliance with applicable rules and regulations of NASDAQ, (viii) filings required under, and compliance with other applicable requirements of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and (ix) other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have a Company Material Adverse Effect.
Section 3.5
Permits; Compliance with Laws.
(a)
The Company and each of its Subsidiaries are in compliance, and have since December 31, 2023 been operated in compliance, in all material respects, with all Applicable Laws and Data Protection Requirements, including, if and to the extent applicable, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any Applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.
(b)
The Company and each of its Subsidiaries is in compliance, and since December 31, 2023, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and other Applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(c)
Neither the Company nor any of its Subsidiaries is in default or violation of any (i) Law applicable to the Company or any of its Subsidiaries or (ii) Permits necessary for the Company and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not have a Company Material Adverse Effect.
(d)
The Company and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable

19

Laws as presently conducted (each, a “Required Permit”), other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Section 3.5(d) of the Company Disclosure Letter sets forth a complete and accurate list of each material Required Permit. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 3.6
Company SEC Documents; Financial Statements; Enforcement Actions.
(a)
Since December 31, 2023, the Company has filed with the SEC all forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by the Company since such date, including any amendments thereto, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed (or, if amended, as of the date of such amendment) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).
(b)
The consolidated financial statements (including all related notes) of the Company included in the Company SEC Documents fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof, and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto) and were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto). Other than any off-balance sheet financings as and to the extent specifically disclosed in the Company SEC Documents filed or furnished prior to the date hereof, neither the Company nor any Subsidiary of the Company is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar contractual arrangement, including any off-balance sheet arrangements (as defined in Item 303(a) of Regulation S-K of the SEC) where the purpose of such contract is to avoid disclosure of any

20

material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or any Company SEC Documents.
(c)
Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of the Company, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, except as would not have a Company Material Adverse Effect, nor has the Company or any of its Subsidiaries been advised in writing or, to the Knowledge of the Company, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would have a Company Material Adverse Effect.
Section 3.7
Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries expressly for inclusion or incorporation by reference in (a) the registration statement on Form N‑14 to be filed with the SEC by Parent in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the First Merger (as amended or supplemented from time to time, the “Form N‑14”) will, at the time the Form N‑14 is filed with the SEC or at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the proxy statement to be mailed to the Company’s stockholders in connection with the Company Stockholders’ Meeting (the “Proxy Statement”) will, at the date it or any amendment or supplement is mailed to such stockholders and at the time of the Company Stockholders’ Meeting contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including Intermediary Sub and Acquisition Sub, or to statements made therein based on information supplied by or on behalf of Parent, Intermediary Sub or Acquisition Sub for inclusion or incorporation by reference therein).
Section 3.8
Disclosure Controls and Procedures. The Company and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a‑15 under the Exchange Act) as required by Rule 13a‑15 under the Exchange Act. Since December 31, 2023 and through the date of this Agreement, the Company’s auditors and the Company Board have not been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial

21

reporting, and, in each case, neither the Company nor any of its Representatives has failed to disclose such information to the Company’s auditors or the Company Board.
Section 3.9
Absence of Certain Changes or Events. Since December 31, 2024 and through the date of this Agreement, (a) except as expressly contemplated by this Agreement, the respective businesses of the Company and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice in all material respects and (b) there has not been any Company Material Adverse Effect.
Section 3.10
No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in the Company’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since December 31, 2023, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not have a Company Material Adverse Effect, as of the date hereof, none of the Company or any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company.
Section 3.11
Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that would have a Company Material Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation by any Governmental Authority involving the Company or any of its Subsidiaries that would have a Company Material Adverse Effect. There has not been since December 31, 2023, any material internal investigations or inquiries conducted by Company, the Company Board (or any committee thereof), any compliance officer of Company or any third party at the request of any of the foregoing concerning any financial, accounting, conflict of interest, illegal activity or other fraudulent issues.
Section 3.12
Employee Matters.
(a)
Section 3.12(a) of the Company Disclosure Letter lists all material Company Plans.
(b)
With respect to each material Company Plan, the Company has made available to Parent true and correct copies of the following (as applicable) (except for such documents that are filed as an exhibit to a Company SEC Document) prior to the date of this Agreement: (i) the current plan document, including all amendments thereto or, with respect to any unwritten Company Plan, a summary of all material terms thereof, (ii) the most recent summary plan description along with all summaries of material modifications thereto, (iii) where applicable, the most recently filed Forms 5500 to the extent not publicly available, (iv) a copy of all material, non-routine correspondence with any Governmental Authority relating to a Company Plan received or sent within the last two (2) years, and (v) the most recent IRS determination or opinion letter. The Company has made available to Parent true and correct copies of the following (except for such documents that are filed as an exhibit to a Company

22

SEC Document): (A) the standard form of agreement evidencing Company Restricted Stock Awards; and (B) each agreement evidencing a Company Restricted Stock Award that does not conform in all material respects to the standard agreement.
(c)
Except as would not have a Company Material Adverse Effect, each Company Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination or opinion letter from the IRS or was established on a pre-approved form of plan document that is the subject of a favorable opinion letter from the IRS and, to the Knowledge of the Company, no fact or circumstance has occurred that could reasonably be expected to adversely affect the qualified status of such Company Plan. Each Company Plan has been administered and maintained in accordance with the requirements of the applicable provisions of the Code, ERISA, and other Applicable Law, except as would not have a Company Material Adverse Effect.
(d)
Except as would not have a Company Material Adverse Effect, with respect to the Company Plans, there are no Proceedings pending or, to the Knowledge of the Company, threatened, other than routine claims for benefits.
(e)
Except as would not have a Company Material Adverse Effect, none of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has at any time within the last six (6) years sponsored, maintained or contributed to, or been required to maintain or contribute to, or had any liability in respect of, a plan that is or was at any relevant time (i) subject to Title IV of ERISA or Section 412 of the Code, (ii) a “multi-employer plan” within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as described in Section 413(c) of the Code or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. Except as would not have a Company Material Adverse Effect, none of the Company or any of its Subsidiaries have any obligations to provide any officer, director, employee or individual independent contractor or consultant of the Company or any of its Subsidiaries (each, a “Service Provider”) or any former Service Provider (or any spouse or dependent thereof) any life insurance or medical, health or other welfare benefits after such Service Provider’s termination of employment or service with the Company or any of its Subsidiaries, other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or similar applicable state insurance law.
(f)
Except as otherwise provided in this Agreement, neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will, either individually or together with the occurrence of another event (including a termination of employment or service), (i) result in any material payment becoming due to any current or former Service Provider, including any severance payment, or in the forgiveness of any indebtedness of any current or former Service Provider, (ii) materially increase or otherwise materially enhance any benefits or compensation otherwise payable to any current or former Service Provider or under any Company Plan, (iii) result in the acceleration of the time of payment or vesting of any material amounts, payments or benefits due to any current or former Service Provider under any Company Plan, (iv) require the Company or any of its Subsidiaries to set aside any assets to fund (whether to a trust or otherwise) any compensation or benefits due to any current or former Service Provider or under any Company Plan, (v) result in any restriction that does not exist on the date of this Agreement outside of the transactions contemplated hereby

23

on the right of the Company or any of its Subsidiaries or, after the consummation of the transactions contemplated hereby, the Surviving Corporation to merge, amend, terminate or transfer any Company Plan, or (vi) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or in the imposition of an excise Tax under Section 4999 of the Code.
(g)
The Company has no obligation to pay any gross-up, reimbursement or other payment in respect of any Tax imposed under Section 4999 or Section 409A of the Code.
(h)
As of the date hereof, no Service Provider is represented by a labor union or similar organization with respect to their employment with the Company and the Company is not bound by a collective bargaining agreement or similar labor Contract with respect to any Service Provider.
Section 3.13
Intellectual Property, Privacy and Data Security.
(a)
Section 3.13(a) of the Company Disclosure Letter sets forth a complete and accurate list of all United States and foreign: (i) issued patents and patent applications; (ii) trademark and service mark registrations and applications; (iii) copyright registrations; and (iv) domain name registrations, in each case, that are owned by the Company or its Subsidiaries as of the date hereof (“Company Registered Intellectual Property”). Each item of Company Registered Intellectual Property is subsisting and has not expired and, to the Knowledge of the Company, valid and enforceable. The Company or a Subsidiary of the Company exclusively owns and possesses all right, title and interest in and to Company Registered Intellectual Property and all other Company Intellectual Property used in the conduct of their businesses, free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)
(i) All Persons who have created or developed any Company Intellectual Property for the Company or its Subsidiaries have assigned in writing to the Company or a Subsidiary of the Company all of their rights in the same that do not vest initially in the Company or a Subsidiary of the Company by operation of law, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and (ii) the Company and its Subsidiaries have taken commercially reasonable actions to protect and preserve the confidentiality of their trade secrets and other material confidential information owned or held by any of them.
(c)
Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the conduct of the business of the Company and its Subsidiaries does not infringe, misappropriate, dilute or otherwise violate, and has not, since December 31, 2023, infringed, misappropriated, diluted or otherwise violated any Intellectual Property of any third party; (ii) to the Knowledge of the Company, as of the date hereof, no third party is infringing, misappropriating, diluting or otherwise violating any Company Intellectual Property; and (iii) as of the date hereof, no Proceeding is pending, or to the Knowledge of the Company, threatened in writing, alleging that the Company or any Subsidiary of the Company has infringed, misappropriated, diluted or otherwise violated any Intellectual Property of any third party.

24

(d)
Since December 31, 2023, (i) the Company and its Subsidiaries have used commercially reasonable measures consistent with industry practice designed to protect the confidentiality, integrity, availability, continuous operation, disaster recovery and security of the IT Systems used in connection with their businesses and all Personal Data created, received, maintained, transmitted, used, disclosed, collected and/or processed thereby, and (ii) there has not been (A) any breach of security, successful Security Incident (as defined in Applicable Laws) or an incident of unauthorized access, acquisition, disclosure, use, destruction or loss of any such IT Systems or Personal Data that resulted in material cost or liability or required a Company or any of its Subsidiaries to provide notification to any Governmental Authority, the media or any Person, or (B) any payments made to any third party in connection with any ransomware or similar incidents.
(e)
All IT Systems used in connection with the businesses of the Company and its Subsidiaries are (i) in good working order and condition, and operate in all material respects in accordance with their documentation, functional specifications and intended purposes and have not materially malfunctioned or failed since December 31, 2023; and (ii) to the Knowledge of the Company are free from material bugs, errors, defects, viruses, malware or other corruptants.
Section 3.14
Taxes.
(a)
The Company and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all income and other material Tax Returns required to be filed by any of them and (ii) have paid all Taxes due and payable (whether or not shown as due on such Tax Returns), except for Taxes contested in good faith or for which adequate reserves have been established on the financial statements in accordance with GAAP.
(b)
No claim has ever been made by a Taxing Authority in a jurisdiction where Company does not file Tax Returns in writing that Company is or may be subject to taxation by, or required to file Tax Returns in, that jurisdiction.
(c)
To the Knowledge of the Company, there are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of material Taxes of or with respect to the Company or any of its Subsidiaries.
(d)
All material Taxes that the Company or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.
(e)
Neither the Company nor any of its Subsidiaries (i) has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Subsidiaries), or (ii) has any liability for the Taxes of another Person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or otherwise as a matter of Law.

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(f)
Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries or customary commercial Contracts, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.
(g)
There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.
(h)
Neither the Company nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
(i)
Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.
(j)
During the two-year period ending on the date hereof, the Company has not been a “distributing corporation” or a “controlled corporation” within the meaning of Code Section 355(a)(1)(A).
(k)
The Company and each of its Subsidiaries have collected all material sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authorities, or has been furnished properly completed exemption certificates.
(l)
The Company is not an “investment company” within the meaning of Section 368(a)(2)(F)(iii) of the Code.
(m)
The Company is not and has never been a “personal holding company” within the meaning Section 542 of the Code.
(n)
Notwithstanding anything to the contrary in this Agreement, the Company does not make any representation or warranty regarding the amount, value or condition of, or any limitation on, any Tax asset or attribute of the Company, including net operating losses (each, a “Tax Attribute”), or the ability of Parent or any of its Affiliates to utilize such Tax Attributes after the Closing.
Section 3.15
Material Contracts.
(a)
Section 3.15(a) of the Company Disclosure Letter sets forth a list, as of the date hereof, of each Company Material Contract. For purposes of this Agreement, “Company

26

Material Contract” means any Contract to which the Company or any of its Subsidiaries is a party, except for this Agreement or a Company Plan, that:
(i)
constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S‑K under the Securities Act) of the Company or any of its Subsidiaries;
(ii)
any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to the Company and its Subsidiaries, taken as a whole;
(iii)
is a loan, guarantee of indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among the Company and any of its Subsidiaries) relating to the Company’s or any of its Subsidiaries’ indebtedness for borrowed money (excluding letters of credit) in an amount in excess of $1,000,000 individually;
(iv)
is a non-competition or non-solicitation Contract that purports to limit in any material respect the manner in which, or the localities in which, any material business of the Company or any of its Subsidiaries (taken as a whole) is conducted or the types of material businesses that the Company or its Subsidiaries conduct;
(v)
is a Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) entered into after December 31, 2023, and which has not yet been consummated, pursuant to which (A) the Company reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $2,000,000 or (B) any other Person has the right to acquire any assets of the Company or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price of more than $2,000,000;
(vi)
is a Contract that grants any right of first refusal or right of first offer or that limits the ability of the Company, any Subsidiary of the Company or any of their respective Affiliates to own, operate, sell, transfer, pledge or otherwise dispose of any material businesses, securities or assets;
(vii)
is a Contract for the purpose of another Person providing investment advisory or investment management services to the Company or any of its Subsidiaries; or
(viii)
is a Contract pursuant to which the Company or any of its Subsidiaries licenses Intellectual Property (A) to a third party a license to or other rights in or to use any Company Intellectual Property, including any such license pursuant to which the Company or any Subsidiary received revenues for the fiscal year ended December 31, 2024 in excess of $1,000,000, other than non-exclusive licenses granted to customers in the ordinary course of business; and (B) from a third party a license to or other rights in or to use any Intellectual Property of any third party (other than

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non-exclusive licenses for “off-the-shelf” commercially available software with one-time or annual license, maintenance, support or other fees of less than $1,000,000).
(b)
Neither the Company nor any of its Subsidiaries is in breach of or default under the terms of any Company Material Contract to which it is a party except for such breaches or defaults as would not have a Company Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract except for such breaches or defaults as would not have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of the Company or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto, except such as would not have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.
Section 3.16
Real Property.
(a)
Neither the Company nor any of its Subsidiaries owns any real property in fee (or the equivalent interest in the applicable jurisdiction).
(b)
As of the date of this Agreement, except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries have a valid leasehold, subleasehold or license interests in all real property leased, subleased, licensed or otherwise occupied (whether as a tenant, subtenant or pursuant to other occupancy arrangements) by the Company or any of its Subsidiaries (collectively, including the improvements thereon, the “Company Leased Real Property”) subject to no Liens other than Permitted Liens. Section 3.16(b) of the Company Disclosure Letter contains an accurate and complete list of each written lease, sublease, or license with respect to the Company Leased Real Property (together with all schedules, exhibits, addenda, amendments, modifications, consents, extensions and all other notices or agreements related thereto, the “Company Real Property Leases”).
(c)
The Company Leased Real Property constitutes all interests of the Company and any Subsidiary in and to any real property, and the Company Real Property Leases constitutes all interests in real property required for the operation of conduct of the business of the Company and its Subsidiaries as now conducted or reasonably anticipated to be conducted.
(d)
Each Company Real Property Lease is the valid and binding obligation of the Company or one of its Subsidiaries, enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other similar laws relating to creditors’ rights generally or by general principles of equity (whether considered in an action at law or in equity) and to the discretion of the court before which any proceedings therefor may be brought. As of the date of this Agreement, except as would not be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has received any written communication from, or given any written communication to, any other party to a lease for Company Leased Real Property alleging that the Company or any of its Subsidiaries or such other party, as the case may be, is in default under such lease nor does the Company or any Subsidiary have knowledge of the existence of, any default, event or

28

circumstance that, with notice or lapse of time, or both, would constitute a default by the party that is the lessee or lessor of such Company Leased Real Property or result in, the acceleration, termination, modification or cancellation of any obligation or result in the loss of any benefit under such Company Real Property Lease. There is no lease, sublease, license, use, occupancy or similar agreement granting to any party (other than the Company or its Subsidiaries) any occupancy or use rights for any Company Leased Real Property, and, no party, other than the Company or its Subsidiaries will hold leasehold title to or occupancy rights or be in possession of any Company Leased Real Property.
Section 3.17
Environmental. Except as would not have a Company Material Adverse Effect:
(a)
the Company and its Subsidiaries are and have been in compliance with all applicable Environmental Laws, including possessing and complying with all Permits required for their respective operations under applicable Environmental Laws;
(b)
there is no pending or, to the Knowledge of the Company, threatened Proceeding pursuant to any Environmental Law against the Company or any of its Subsidiaries;
(c)
neither the Company nor any of its Subsidiaries has received any written notice, report or other information from any Person, including any Governmental Authority, alleging that the Company or any of its Subsidiaries has been or is in violation or is potentially in violation of any Environmental Law, or is or may be liable under any Environmental Law, which violation or liability is unresolved. Neither the Company nor any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and
(d)
there has been no release or disposal of, contamination by, or exposure of any Person to any material, substance or waste so as to give rise to any liability (contingent or otherwise) for the Company or any of its Subsidiaries pursuant to Environmental Laws.
Section 3.18
Takeover Statutes. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover,” “interested stockholder” or any other takeover or anti-takeover statute or similar federal or state law (any such laws, “Takeover Statutes”) applicable to the Company are applicable to this Agreement or the Mergers. The Company Board has taken all action necessary so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to this Agreement or the transactions contemplated hereby, including the Mergers.
Section 3.19
Vote Required. The adoption of this Agreement by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) is the only vote or consent of the holders of any class or series of securities or capital stock of the Company that is required in connection with the consummation of the transactions contemplated hereby. Each holder of shares of Company Common Stock entitled to vote at the Company Stockholders’ Meeting is entitled to one vote per share.
Section 3.20
Brokers and Consultants. No investment banker, broker or finder other than Keefe, Bruyette & Woods, Inc. (“KBW”), the fees and expenses of which will be paid by

29

the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.
Section 3.21
Opinion of Financial Advisor. The Company Board has received the opinion of KBW to the effect that, as of the date of such opinion, and based upon and subject to the limitations and assumptions set forth in such opinion, the Merger Consideration in the First Merger and the Guaranteed Cash Payment, taken together, is fair, from a financial point of view, to the holders of Company Common Stock, collectively as a group.
Section 3.22
Insurance. The Company or its Affiliates have paid, or caused to be paid, all premiums due under all material insurance policies covering the Company or its Subsidiaries and have not received written notice that the Company or its Subsidiaries are in default with respect to any obligations under such policies, other than as would not have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy that is held by, or for the benefit of, the Company or any of its Subsidiaries, other than as would not have a Company Material Adverse Effect.
Section 3.23
Investment Assets. Each of the Company and each of its Subsidiaries owns all securities, indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company or any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.
Section 3.24
Assets. Each of the Company and each of its Subsidiaries, as applicable, has good and valid title to, or a valid leasehold interest in or other valid right to use, all of the assets, rights and properties which are material to the operation of their respective businesses and reflected in the Company’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents. Except as set forth in Section 3.24 of the Company Disclosure Letter, all such material assets, rights and properties are (i) held free and clear of all Liens, other than Permitted Liens and other than Liens that will be released at Closing in connection with the transactions contemplated hereby and (ii) are in good condition and repair in all material respects (ordinary wear and tear excepted) and fit for use and sufficient for the operation of the business of the Company and the Subsidiaries of the Company as currently conducted.
Section 3.25
Share Ownership. To the Knowledge of the Company, none of the Company or any of its Subsidiaries owns (beneficially, of record or otherwise) any shares of Parent Common Stock.
Section 3.26
Compliance with Health Care Laws.

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(a)
Except as would not have a Company Material Adverse Effect, each of the Company and its Subsidiaries is and, since December 31, 2023, has been, in compliance with all Health Care Laws.
(b)
Except as would not have a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries has received any, and there is no pending or, to the Knowledge of the Company, threatened notice or communication from the FDA and (ii) there is no pending or, to the Knowledge of the Company, threatened action, suit, arbitration, proceeding, investigation, inspection, audit or claim or other action from any Governmental Authority or any other party asserting any noncompliance by, or liability of, the Company or its Subsidiaries under any Health Care Law.
(c)
None of the Company, its Subsidiaries, their respective directors, officers, employees, and, to the Knowledge of the Company, contractors and agents, has been debarred, disqualified, suspended, or excluded from participation in any foreign, federal or state health care program or governmental program or under any Health Care Law or is in violation of, has been charged with, or has entered into any corporate integrity agreement, settlement agreement or resolution agreement with any Governmental Authority to avoid conviction of any criminal offense in violation of any Health Care Law.
(d)
Except as would not have a Company Material Adverse Effect, all facilities owned, leased, or employed by the Company or its Subsidiaries are, to the extent required by Law, being operated in compliance with Health Care Laws. Further, neither the Company nor its Subsidiaries bill government or private payors for provision of health care services, including any animal health care services.
(e)
Except as would not have a Company Material Adverse Effect, the services performed by the Company and its Subsidiaries have, since December 31, 2023, been performed in accordance with the standards established by Health Care Laws, the applicable clinical trial protocols, and any Contract governing the performance of such services.
(f)
The Company and each of its Subsidiaries has, since December 31, 2023, (i) obtained and maintained all material Institutional Review Board (“IRB”), ethics committee or other material required approvals of clinical trials conducted, supervised or monitored by the Company and its Subsidiaries to the extent required by Health Care Laws or Contracts; (ii) to the extent the Company and its Subsidiaries conducted, supervised or monitored clinical trials, the Company and its Subsidiaries have operated in all material respects in accordance with the requirements of, and any limitations imposed by, the approving IRB or ethics committee or Governmental Authority; and (iii) to the Knowledge of the Company, there has been no unlawful diversion of a controlled substance, except as would not have a Company Material Adverse Effect.
Section 3.27
ERISA.
(a)
Neither the Company, nor any Subsidiary thereof, constitutes or is acting on behalf of (i) a “benefit plan investor,” within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA (a “Benefit Plan Investor”), or (ii) any plan, account or

31

arrangement that is subject to laws, rules or policies that are similar to Title I of ERISA or Section 4975 of the Code;
(b)
Neither the Company, nor any Subsidiary thereof (other than SWK Advisors LLC), provides or has provided discretionary or non-discretionary investment advisory services to any Benefit Plan Investor;
(c)
Either (i) SWK Advisors LLC does not provide, and has not provided, services to, or otherwise acted on behalf of (A) a Benefit Plan Investor, or (B) any plan, account or arrangement that is subject to laws, rules or policies that are similar to Title I of ERISA or Section 4975 of the Code, or (ii) SWK Advisors LLC has complied in all material respects with ERISA, Section 4975 of the Code and other applicable Law, and has not otherwise caused or participated in a non-exempt prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code (including its equivalent under other applicable Law), in performing its services; and
(d)
Neither the Company, nor any Subsidiary thereof, has been charged with, or convicted of, any crime or otherwise entered into a non/deferred prosecution agreement or other settlement with any authority.
Section 3.28
Related Party Transactions. Except for (a) advances or expense reimbursement to employees of the Company in the ordinary course of business, (b) payment of compensation and provision of benefits for employment to employees of the Company in the ordinary course of business and (c) participation by employees, officers and directors in any employee benefits plan, no director or officer of the Company, stockholder or option holder of more than three percent (3%) of the shares of the Company Common Stock, or any Affiliate, director, officer, manager, partner or employee of any of the foregoing or, to the Knowledge of the Company, any individual in any such Person’s immediate family, is a party to any material contractual obligation to which the Company is a party or by which a material portion of any of its rights, assets or properties is bound or, to the Knowledge of the Company, has a material interest in any material contractual obligation, right, asset or property (real or personal, tangible or intangible) owned by, used in or pertaining to, the business (each, an “Affiliate Arrangement”).
Section 3.29
Investment Company Status. Neither the Company, nor any Subsidiary thereof, is required, nor has ever in the past been required, to be registered as an “investment company” as such term is defined under the Investment Company Act.
Section 3.30
Acknowledgment of Disclaimer of Other Representations and Warranties. The Company acknowledges that, as of the date hereof, it and its Representatives: (a) have received access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of Parent and its Subsidiaries, and the Parent Portfolio Companies, which Parent and its Representatives have made available to them and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) have received and may continue to receive from Parent and its Subsidiaries and their respective Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding Parent and its Subsidiaries, and the Parent Portfolio

32

Companies, and their respective businesses and operations (collectively, “Parent Forecasts”); and (c) have had opportunities to meet with the management of Parent and its Subsidiaries and to discuss the business and assets of Parent and its Subsidiaries and the Parent Portfolio Companies. The Company acknowledges and agrees that (x) there are uncertainties inherent in attempting to make Parent Forecasts, with which the Company is familiar, and the Company is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Parent Forecasts (including the reasonableness of the assumptions underlying such Parent Forecasts), and the Company shall have no claim against Parent, its Subsidiaries or the Parent External Adviser, or any of their respective Representatives, or the Parent Portfolio Companies, with respect to any such Parent Forecasts and (y) the Company has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of Parent, its Subsidiaries and the Parent Portfolio Companies and, in making its determination to proceed with the transactions contemplated hereby, including the Mergers, the Company has relied on the results of its own independent review and analysis. The Company further acknowledges and agrees that (1) any Parent Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by Parent’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article IV or in any certificate delivered pursuant hereto; and (2) except for the representations and warranties expressly set forth in Article IV or in any certificate delivered pursuant hereto, (A) none of Parent, any of Parent’s Subsidiaries, the Parent External Adviser or any other Person makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and the Company shall have no claim against Parent, any of its Subsidiaries, the Parent External Adviser, any Parent Portfolio Companies or any of the respective Representatives thereof in respect of any such representation or warranty and (B) no Person has been authorized by Parent, any of its Subsidiaries or the Parent External Adviser to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers. Nothing in this Section 3.30 shall apply to or limit any claim for Fraud.
Section 3.31
No Other Representations or Warranties. Except for the representations and warranties contained in this Article III or in any certificate delivered hereunder, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries, or with respect to any other information provided to Parent, Intermediary Sub or Acquisition Sub or any of their respective Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Neither the Company nor any other Person will have or be subject to any claim, liability or indemnification obligation to Parent, Intermediary Sub, Acquisition Sub or any other Person resulting from the distribution or failure to distribute to Parent, Intermediary Sub or Acquisition Sub, or Parent’s, Intermediary Sub’s or Acquisition Sub’s use of, any such information, including any information or documents, including projections, estimates, other forward-looking information, and business plan information (collectively, “Company Forecasts”) or other material made available to Parent, Intermediary Sub or Acquisition Sub in the electronic data room maintained by the

33

Company for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III or in any certificate delivered pursuant hereto. Nothing in this Section 3.31 shall apply to or limit any claim for Fraud.

Article IV

REPRESENTATIONS AND WARRANTIES OF PARENT, INTERMEDIARY SUB AND ACQUISITION SUB

Except as disclosed in the Parent SEC Documents filed by Parent prior to the date of this Agreement (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein) or as disclosed in the Parent Disclosure Letter, Parent, Intermediary Sub and Acquisition Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 4.1
Organization and Qualification. Each of Parent and its Subsidiaries (including Intermediary Sub and Acquisition Sub) (a) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (b) has the requisite entity power and authority to conduct its business as it is now being conducted, except, in the case of this clause (b), where the failure to have such power and authority would not have a Parent Material Adverse Effect. Each of Parent and its Subsidiaries (including Intermediary Sub and Acquisition Sub) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, and neither Parent, Intermediary Sub nor Acquisition Sub is in violation of such documents. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.
Section 4.2
Capitalization; Subsidiaries.
(a)
As of the close of business on October 7, 2025, the authorized capital stock of Parent consists of (i) 100,000,000.00 shares of Parent Common Stock, 36,134,037 of which were issued and outstanding. Acquisition Sub does not have any Subsidiaries and has no shares of preferred stock authorized, issued or outstanding.
(b)
All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Parent Common Stock has been sold pursuant to an effective registration statement filed under the federal Securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.

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(c)
As of the date hereof, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) is a party obligating Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) to issue, transfer or sell any shares of capital stock or other equity interest in Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive capital stock of Parent or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) or (iv) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent.
(d)
Each Subsidiary of Parent (including Intermediary Sub and Acquisition Sub) on the date hereof is listed on Section 4.2(d) of the Parent Disclosure Letter. Except as set forth on Section 4.2(d) of the Parent Disclosure Letter, Parent owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary (including Intermediary Sub and Acquisition Sub), free and clear of all Liens except for Permitted Liens.
Section 4.3
Authority Relative to Agreement; No Conflict.
(a)
Each of Parent, Intermediary Sub and Acquisition Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent, Intermediary Sub and Acquisition Sub, and the consummation by Parent, Intermediary Sub and Acquisition Sub of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by Parent, Intermediary Sub and Acquisition Sub, and, subject to the filing of the Certificate of First Merger with the Delaware Secretary, the Certificate of Second Merger with the Delaware Secretary, the Certificate of Third Merger with the Delaware Secretary and the Articles of Third Merger with the MD SDAT (or such other filing as necessary to effectuate the Alternative Structure), no other corporate action or Proceeding on the part of Parent, Intermediary Sub or Acquisition Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent, Intermediary Sub and Acquisition Sub and the consummation by Parent, Intermediary Sub and Acquisition Sub of the transactions contemplated hereby (including the First Merger). This Agreement has been duly executed and delivered by Parent, Intermediary Sub and Acquisition Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of each of Parent, Intermediary Sub and Acquisition Sub, enforceable against each of Parent, Intermediary Sub and Acquisition Sub in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.
(b)
The Parent Board and the board of directors or similar governing body of Intermediary Sub has, at a meeting duly called and held, by resolutions unanimously adopted by

35

directors or similar governing members (i) approved and adopted this Agreement and the transactions contemplated hereby (including the Mergers) and (ii) determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of Parent, Intermediary Sub and their respective stockholders or other equityholders, as applicable. Parent, acting in its capacity as the sole stockholder of Intermediary Sub, has approved and adopted this Agreement.
(c)
The board of directors of Intermediary Sub and the board of directors or similar governing body of Acquisition Sub has, at a meeting duly called and held, by resolutions unanimously adopted by directors or similar governing members (i) approved and adopted this Agreement and the transactions contemplated hereby (including the Mergers) and (ii) determined that this Agreement and the transactions contemplated hereby are advisable, fair to and in the best interests of Intermediary Sub, Acquisition Sub and their respective stockholders or other equityholders, as applicable. Intermediary Sub, acting in its capacity as the sole stockholder of Acquisition Sub, has approved and adopted this Agreement.
(d)
Neither the execution and delivery of this Agreement by Parent, Intermediary Sub and Acquisition Sub nor the consummation by Parent, Intermediary Sub and Acquisition Sub of the transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or bylaws (or equivalent organizational documents) of Parent, any of its Subsidiaries, Intermediary Sub or Acquisition Sub, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law or Data Protection Requirements applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Parent Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of Parent or any of its Subsidiaries other than, in the case of clauses (ii) and (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Parent Material Adverse Effect.
Section 4.4
Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act, the Exchange Act and the Investment Company Act, (ii) the filing of each of the Certificate of First Merger, the Certificate of Second Merger and the Certificate of Third Merger with the Delaware Secretary (or such other filing as required to effectuate the Alternative Structure) and appropriate documents with the relevant authorities of the other jurisdictions in which Parent or any of its Subsidiaries is qualified to do business, (iii) the filing of the Articles of Third Merger with the MD SDAT and appropriate documents with the relevant authorities of the other jurisdictions in which Parent or any of its Subsidiaries is qualified to do business, (iv) such filings as may be required in connection with the Taxes described in Section 8.6, (v) compliance with applicable rules and regulations of the NASDAQ, (vi) filings required under,

36

and compliance with other applicable requirements of, the HSR Act, and (vii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have a Parent Material Adverse Effect.
Section 4.5
Permits; Compliance with Laws.
(a)
Parent and each of its Subsidiaries are in compliance, and have since December 31, 2023 been operated in compliance, in all material respects, with all Applicable Laws and Data Protection Requirements, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any Applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.
(b)
Parent and each of its Subsidiaries are in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and other Applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(c)
Parent is in compliance with Section 61 of the Investment Company Act and as of the date hereof Parent’s asset coverage ratio calculated in accordance with Section 18 of the Investment Company Act is above 150%.
(d)
Neither Parent nor any of its Subsidiaries is in default or violation of any (i) Law applicable to Parent or any of its Subsidiaries or (ii) Permits necessary for Parent and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not have a Parent Material Adverse Effect.
(e)
Parent has written policies and procedures adopted pursuant to Rule 38a‑1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a‑1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for Parent, as such term is defined in Rule 38a‑1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to Parent and its Subsidiaries, taken as a whole.
(f)
Parent and each of its Subsidiaries holds and is in compliance with all material Permits required in order to permit Parent and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Laws as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Parent

37

Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(g)
No “affiliated person” (as defined under the Investment Company Act) of Parent or the Parent External Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of Parent, threatened that would result in any such disqualification.
(h)
The minute books and other similar records of Parent contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of Parent, the Parent Board and any committees of the Parent Board.
Section 4.6
Parent SEC Documents; Financial Statements; Enforcement Actions.
(a)
Since December 31, 2023, Parent has filed with the SEC all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by Parent since such date, including any amendments thereto, the “Parent SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Investment Adviser Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time it was filed (or, if amended, as of the date of such amendment) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Parent SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).
(b)
The consolidated financial statements (including all related notes) of Parent included in the Parent SEC Documents fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as at the respective dates thereof and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described

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therein, including in any notes thereto) and were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto). Other than any off-balance sheet financings as and to the extent specifically disclosed in the Parent SEC Documents filed or furnished prior to the date hereof, neither Parent nor any Subsidiary of Parent is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar contractual arrangement, including any off-balance sheet arrangements (as defined in Item 303(a) of Regulation S-K of the SEC) where the purpose of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Parent in Parent’s published financial statements or any Parent SEC Documents.
(c)
Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of Parent, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not have a Parent Material Adverse Effect, nor has Parent or any of its Subsidiaries been advised in writing or, to the Knowledge of Parent, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would have a Parent Material Adverse Effect.
(d)
Parent and each of its Subsidiaries is, and at all relevant times has been, in compliance in all material respects with the Investment Company Act, and the consummation of the transactions contemplated by this Agreement will not result in a violation of the Investment Company Act or any rules and regulations promulgated thereunder.
Section 4.7
Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries expressly for inclusion or incorporation by reference in (a) the Form N‑14 will, at the time the Form N‑14 is filed with the SEC or at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Proxy Statement will, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Company Stockholders’ Meeting contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent, Intermediary Sub or Acquisition Sub regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).

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Section 4.8
Disclosure Controls and Procedures. Parent and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a‑15 under the Exchange Act) as required by Rule 13a‑15 under the Exchange Act. Since December 31, 2023 and through the date of this Agreement, Parent’s auditors and the Parent Board have not been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting, and, in each case, neither Parent nor any of its Representatives has failed to disclose such information to Parent’s auditors or the Parent Board.
Section 4.9
Absence of Certain Changes or Events. Since December 31, 2024 through the date of this Agreement, (a) except as expressly contemplated by this Agreement, the respective businesses of Parent and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice in all material respects, and (b) there has not been any Parent Material Adverse Effect.
Section 4.10
No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in Parent’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Parent SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since December 31, 2024, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not have a Parent Material Adverse Effect, as of the date hereof, none of Parent or its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of Parent.
Section 4.11
Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries that would have a Parent Material Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving, Parent or any of its Subsidiaries that would have a Parent Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Parent, there is no ongoing material internal investigation or inquiry being conducted by Parent, the Parent Board (or any committee thereof), any compliance officer of Parent or any third party at the request of any of the foregoing concerning any financial, accounting, conflict of interest, illegal activity or other fraudulent issues.
Section 4.12
Absence of Certain Agreements. Except for the Key Stockholder Agreement, as of the date of this Agreement, neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Total Per Share

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Consideration or pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or the First Merger or agrees to vote against any Superior Proposal.
Section 4.13
Employee Matters. Neither Parent nor any of its Subsidiaries has (a) any employees or (b) any “employee benefit plans” as defined in Section 3(3) of ERISA, or any employment bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, retirement, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers or other service providers.
Section 4.14
Intellectual Property, Privacy and Data Security.
(a)
Section 4.14(a) of the Parent Disclosure Letter sets forth a complete and accurate list of all United States and foreign: (i) issued patents and patent applications; (ii) trademark and service mark registrations and applications; (iii) copyright registrations; and (iv) domain name registrations, in each case, that are owned by Parent or its Subsidiaries as of the date hereof (“Parent Registered Intellectual Property”). Each item of Parent Registered Intellectual Property is subsisting and has not expired and, to the Knowledge of Parent, valid and enforceable. Parent or a Subsidiary of Parent exclusively owns and possesses all right, title and interest in and to Parent Registered Intellectual Property and all other Parent Intellectual Property used in the conduct of their businesses, free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)
(i) All Persons who have created or developed any Parent Intellectual Property for Parent or its Subsidiaries have assigned in writing to Parent or a Subsidiary of Parent all of their rights in the same that do not vest initially in Parent or a Subsidiary of Parent by operation of law, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; and (ii) Parent and its Subsidiaries have taken commercially reasonable actions to protect and preserve the confidentiality of their trade secrets and other material confidential information owned or held by any of them.
(c)
Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, (i) the conduct of the business of Parent and its Subsidiaries does not infringe, misappropriate, dilute or otherwise violate, and has not, since December 31, 2023, infringed, misappropriated, diluted or otherwise violated any Intellectual Property of any third party; (ii) to the Knowledge of Parent, as of the date hereof, no third party is infringing, misappropriating, diluting or otherwise violating any Parent Intellectual Property; and (iii) as of the date hereof, no Proceeding is pending, or to the Knowledge of Parent, threatened in writing, alleging that Parent or any Subsidiary of Parent has infringed, misappropriated, diluted or otherwise violated any Intellectual Property of any third party.
(d)
Since December 31, 2023, (i) Parent and its Subsidiaries have used commercially reasonable measures consistent with industry practice designed to protect the confidentiality, integrity, availability, continuous operation, disaster recovery and security of the IT Systems used in connection with their businesses and all Personal Data created, received, maintained, transmitted, used, disclosed, collected and/or processed thereby, and (ii) there has

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not been (A) any breach of security, successful Security Incident (as defined in Applicable Laws) or an incident of unauthorized access, acquisition, disclosure, use, destruction or loss of any such IT Systems or Personal Data that resulted in material cost or liability or required a Parent or any of its Subsidiaries to provide notification to any Governmental Authority, the media or any Person, or (B) any payments made to any third party in connection with any ransomware or similar incidents.
(e)
All IT Systems used in connection with the businesses of Parent and its Subsidiaries are (i) in good working order and condition, and operate in all material respects in accordance with their documentation, functional specifications and intended purposes and have not materially malfunctioned or failed since December 31, 2023; and (ii) to the Knowledge of Parent are free from material bugs, errors, defects, viruses, malware or other corruptants.
Section 4.15
Taxes. Except as would not have a Parent Material Adverse Effect:
(a)
Parent and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are complete and accurate and (ii) paid all Taxes due and payable (whether or not shown as due on such Tax Returns), except for Taxes contested in good faith or for which adequate reserves have been established on the financial statements in accordance with GAAP.
(b)
There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of or with respect to Parent or any of its Subsidiaries.
(c)
All Taxes that Parent or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.
(d)
Neither Parent nor any of its Subsidiaries has (i) ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent or any of its Subsidiaries), or (ii) has any liability for the Taxes of another Person (other than Parent and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or otherwise as a matter of Law.
(e)
Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries or customary commercial Contracts, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to Parent or its Subsidiaries.
(f)
There are no Liens for Taxes on any of the assets of Parent or any of its Subsidiaries other than Permitted Liens.

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(g)
Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
(h)
Acquisition Sub is a newly formed entity created for the purpose of undertaking the First Merger. Prior to the Effective Time, Acquisition Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(i)
Intermediary Sub is a newly formed entity created for the purpose of undertaking the Second Merger. Prior to the Effective Time, Intermediary Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(j)
Parent has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a regulated investment company (“RIC”). Parent has qualified as a RIC with respect to its first taxable year ending on December 31, 2016, and with respect to each taxable year thereafter. No challenge to Parent’s status as a RIC is pending or has been threatened in writing. For each taxable year of Parent ending on or before the Effective Time, Parent has satisfied the distribution requirements imposed on a RIC under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by Parent after the date of this Agreement has been timely paid).
(k)
Within the past two (2) years, neither Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code.
Section 4.16
Material Contracts.
(a)
Section 4.16(a) of the Parent Disclosure Letter sets forth a list, as of the date hereof, of each Parent Material Contract. For purposes of this Agreement, “Parent Material Contract” means any Contract to which Parent or any of its Subsidiaries is a party, except for this Agreement, that:
(i)
constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S‑K under the Securities Act) of Parent or any of its Subsidiaries;
(ii)
except with respect to investments set forth in the Parent SEC Documents, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to Parent and its Subsidiaries, taken as a whole;
(iii)
except with respect to investments set forth in the Parent SEC Documents, is a loan, guarantee of indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Parent and

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any of its Subsidiaries) relating to indebtedness for borrowed money (excluding letters of credit) in an amount in excess of $1,000,000 individually;
(iv)
is a non-competition or non-solicitation Contract that purports to limit in any material respect the manner in which, or the localities in which, any material business of Parent and its Subsidiaries (taken as a whole) is conducted or the types of material businesses that Parent or its Subsidiaries conduct;
(v)
is a Contract (other than a Contract relating to acquisitions or dispositions of investments in any Parent Portfolio Company, or any entity that becomes a Parent Portfolio Company as a result of such investment) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) entered into after December 31, 2023, and which has not yet been consummated, pursuant to which (A) Parent reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $2,000,000 or (B) any other Person has the right to acquire any assets of Parent or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price of more than $2,000,000;
(vi)
is a Contract for the purpose of another Person providing investment advisory or investment management services to Parent or any of its Subsidiaries (including the Parent Investment Advisory Agreement); or
(vii)
is a Contract pursuant to which Parent or any of its Subsidiaries licenses Intellectual Property (A) to a third party a license to or other rights in or to use any Parent Intellectual Property (other than non-exclusive licenses granted to customers in the ordinary course of business); and (B) from a third party a license to or other rights in or to use any Intellectual Property of any third party (other than non-exclusive licenses for “off-the-shelf” commercially available software with one-time or annual license, maintenance, support or other fees of less than $1,000,000).
(b)
Neither Parent nor any of its Subsidiaries is in breach of or default under the terms of any Parent Material Contract to which it is a party except for such breaches or defaults as would not have a Parent Material Adverse Effect. As of the date of this Agreement, to the Knowledge of Parent, no other party to any Parent Material Contract is in breach of or default under the terms of any Parent Material Contract except for such breaches or defaults as would not have a Parent Material Adverse Effect. Each Parent Material Contract is a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, the other parties thereto, except such as would not have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.
Section 4.17
Real Property.
(a)
Neither Parent nor any of its Subsidiaries owns any real property in fee (or the equivalent interest in the applicable jurisdiction).

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(b)
As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, Parent and each of its Subsidiaries have a valid leasehold, subleasehold or license interests in all real property leased, subleased, licensed or otherwise occupied (whether as a tenant, subtenant or pursuant to other occupancy arrangements) by Parent or any of its Subsidiaries (collectively, including the improvements thereon, the “Parent Leased Real Property”).
(c)
As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, neither Parent nor any of its Subsidiaries has received any written communication from, or given any written communication to, any other party to a lease for Parent Leased Real Property or any lender, alleging that Parent or any of its Subsidiaries or such other party, as the case may be, is in default under such lease.
Section 4.18
Environmental. Except as would not have a Parent Material Adverse Effect:
(a)
Parent and its Subsidiaries are and have been in compliance with all applicable Environmental Laws, including possessing and complying with all Permits required for their respective operations under applicable Environmental Laws;
(b)
there is no pending or, to the Knowledge of Parent, threatened Proceeding pursuant to any Environmental Law against Parent or any of its Subsidiaries;
(c)
neither Parent nor any of its Subsidiaries has received any written notice, report or other information from any Person, including any Governmental Authority, alleging that Parent or any of its Subsidiaries has been or is in violation or is potentially in violation of any Environmental Law, or is or may be liable under any Environmental Law, which violation or liability is unresolved. Neither Parent nor any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and
(d)
there has been no release or disposal of, contamination by, or exposure of any Person to any material, substance or waste so as to give rise to any liability (contingent or otherwise) for Parent or any of its Subsidiaries pursuant to Environmental Laws.
Section 4.19
Takeover Statutes. No restrictions on “business combinations” set forth in any Takeover Statutes applicable to Parent, Intermediary Sub or Acquisition Sub are applicable to this Agreement or the Mergers.
Section 4.20
Board Vote. At or prior to the date hereof, the Parent Board, at a meeting duly called and held, has, by unanimous vote of all directors, (a) determined that this Agreement and the transactions contemplated hereby, including the Mergers and the issuance of shares of Parent Common Stock in connection therewith, are advisable, fair to and in the best interest of Parent’s stockholders and (b) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Mergers and the issuance of shares of Parent Common Stock in connection with the First Merger. At or prior to the date hereof, the board of directors of Intermediary Sub or Acquisition Sub, as applicable, at a meeting duly called and held, has, by unanimous vote of all directors, (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are advisable, fair to and in the best

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interest of Intermediary Sub’s Acquisition Sub’s sole stockholder, as applicable, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Mergers, (iii) directed that approval of this Agreement be submitted to a vote of Intermediary Sub, as the sole stockholder of Acquisition Sub, (iv) directed that approval of this Agreement be submitted to a vote of Parent, as the sole stockholder of Intermediary Sub and (v) made the recommendation that Parent, as the sole stockholder of Acquisition Sub, approve this Agreement, including the Mergers contemplated hereby. Promptly following the execution and delivery of this Agreement, this Agreement, including the Mergers contemplated hereby, will be approved and adopted by Intermediary Sub, as the sole stockholder of Acquisition Sub, and by Parent, as the sole stockholder of Intermediary Sub in accordance with the requirements of the DGCL and MGCL, as applicable.
Section 4.21
No Vote Required. No vote of the holders of any class or series of capital stock of Parent or the holders of any other securities of Parent (equity or otherwise) is necessary to adopt and approve this Agreement, or to approve the transactions contemplated hereby. The vote or consent of Intermediary Sub or a wholly-owned Subsidiary of Intermediary Sub as the sole stockholder of Acquisition Sub is the only vote of the holders of any class or series of capital stock of Acquisition Sub necessary to approve the transactions contemplated hereby and adopt this Agreement, which consent shall be given immediately following the execution of this Agreement. The vote or consent of Parent or a wholly-owned Subsidiary of Parent as the sole stockholder of Intermediary Sub is the only vote of the holders of any class or series of capital stock of Intermediary Sub necessary to approve the transactions contemplated hereby and adopt this Agreement, which consent shall be given immediately following the execution of this Agreement.
Section 4.22
Sufficient Funds. Parent has, and will have immediately prior to the Closing, access to available funds sufficient to pay all amounts required to be paid by or on behalf of Parent to consummate the transactions contemplated by this Agreement at the Closing. Parent, Intermediary Sub and Acquisition Sub acknowledge that their obligations under this Agreement are not contingent or conditioned upon Parent’s, Intermediary Sub’s, Acquisition Sub’s, their respective Affiliates’ or any other Person’s ability to obtain any financing for the consummation of the transactions contemplated by this Agreement.
Section 4.23
Assets. Each of Parent and each of its Subsidiaries, as applicable, has good and valid title to, or a valid leasehold interest in or other valid right to use, all of the assets, rights and properties which are material to the operation of their respective businesses and are reflected in Parent’s financial statements (as amended or restated, as applicable) or the notes thereto included in the Parent SEC Documents. Except as set forth in Section 4.23 of the Parent Disclosure Letter, all such material assets, rights and properties are (i) held free and clear of all Liens, other than Permitted Liens and other than Liens that will be released at Closing in connection with the transactions contemplated hereby and (ii) are in good condition and repair in all material respects (ordinary wear and tear excepted) and fit for use and sufficient for the operation of Parent and the Subsidiaries of Parent as currently conducted.
Section 4.24
Share Ownership. To the Knowledge of Parent, none of Parent or any of its Subsidiaries owns (beneficially, of record or otherwise) any shares of Company Common Stock.

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Section 4.25
Brokers. No investment banker, broker or finder is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Intermediary Sub, Acquisition Sub or any of their respective Subsidiaries.
Section 4.26
Insurance. Parent and its Subsidiaries have paid, or caused to be paid, all premiums due under all material insurance policies of Parent and its Subsidiaries and have not received written notice that Parent or its Subsidiaries are in default with respect to any obligations under such policies other than as would not have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy that is held by, or for the benefit of, Parent or any of its Subsidiaries, other than as would not have a Parent Material Adverse Effect.
Section 4.27
Solvency. Neither Parent, Intermediary Sub nor Acquisition Sub is entering into the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent, Intermediary Sub and Acquisition Sub is solvent as of the date of this Agreement, and each of Parent and the Surviving Corporation will, after giving effect to all of the transactions contemplated hereby, including the payment of any amounts required to be paid in connection with the consummation of the transactions contemplated hereby and the payment of all related fees and expenses, be solvent at and immediately after the Effective Time. As used in this Section 4.27, the term “solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent, Intermediary Sub and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries will exceed their debts, (b) each of Parent, Intermediary Sub and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries have not incurred debts beyond its ability to pay such debts as such debts mature and (c) each of Parent, Intermediary Sub and Acquisition Sub and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.27, “debt” means any liability on a claim, and “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.
Section 4.28
Investment Assets. Each of Parent and each of its Subsidiaries owns all securities, indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent or any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.
Section 4.29
Parent Investment Advisory Agreement. The Parent Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent

47

applicable). Neither Parent nor the Parent External Adviser is in default under the Parent Investment Advisory Agreement, except where such default would not have a Parent Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of Parent, except as would not have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception. There is no Proceeding pending or, to the Knowledge of Parent, threatened. To the Knowledge of Parent, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of the Parent External Adviser as an investment adviser under the Investment Advisers Act or the ability of the Parent External Adviser to perform its obligations under the Parent Investment Advisory Agreement.
Section 4.30
Acknowledgment of Disclaimer of Other Representations and Warranties. Each of Parent, Intermediary Sub and Acquisition Sub acknowledges that, as of the date hereof, they and their Representatives: (a) have received access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of the Company and its Subsidiaries, which Company and its Representatives, as of the date hereof, have made available to them and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) have received and may continue to receive from the Company and its Subsidiaries and their respective Representatives certain Company Forecasts; and (c) have had opportunities to meet with the management of the Company and its Subsidiaries and to discuss the business and assets of the Company and its Subsidiaries. Parent, Intermediary Sub and Acquisition Sub acknowledge and agree that (x) there are uncertainties inherent in attempting to make Company Forecasts, with which Parent, Intermediary Sub and Acquisition Sub are familiar, and Parent, Intermediary Sub and Acquisition Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all Company Forecasts (including the reasonableness of the assumptions underlying such Company Forecasts), and Parent, Intermediary Sub and Acquisition Sub shall have no claim against the Company or its Subsidiaries or any of their respective Representatives with respect to any such Company Forecasts and (y) each of Parent, Intermediary Sub and Acquisition Sub has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company and its Subsidiaries and, in making its determination to proceed with the transactions contemplated hereby, including the Mergers, each of Parent, Intermediary Sub and Acquisition Sub has relied on the results of its own independent review and analysis. Parent, Intermediary Sub and Acquisition Sub each further acknowledges and agrees that (1) any Company Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Intermediary Sub, Acquisition Sub or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article III or in any certificate delivered pursuant hereto; and (2) except for the representations and warranties expressly set forth in Article III or in any certificate delivered pursuant hereto, (A) neither the Company, its investment adviser nor any of its Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and Parent, Intermediary Sub and Acquisition Sub shall have no claim against the Company or any of its

48

Subsidiaries or their respective Representatives in respect of any such representation or warranty and (B) no Person has been authorized by the Company, its investment adviser or any of its Subsidiaries to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers. Nothing in this Section 4.30 shall apply to or limit any claim for Fraud.
Section 4.31
No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV or in any certificate delivered hereunder, neither Parent, Intermediary Sub nor Acquisition Sub nor any other Person on behalf of Parent, Intermediary Sub or Acquisition Sub makes any express or implied representation or warranty with respect to Parent, Intermediary Sub or Acquisition Sub, any of their respective Subsidiaries, or any Parent Portfolio Company, or with respect to any other information provided to the Company or its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Neither Parent, Intermediary Sub nor Acquisition Sub nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV or in any certificate delivered pursuant hereto. Nothing in this Section 4.31 shall apply to or limit any claim for Fraud.

Article V

Parent External Adviser.

The Parent External Adviser hereby represents and warrants to the Company as follows:

Section 5.1
Organization and Qualification. The Parent External Adviser (a) is a limited liability company, duly formed, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation and (b) has the requisite limited liability company power and authority to conduct its business as it is now being conducted, except, in the case of this clause (b), where the failure to have such power and authority would not have an Adviser Material Adverse Effect. The Parent External Adviser is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have an Adviser Material Adverse Effect. The Parent External Adviser has made available to the Company a copy of its certificate of formation, as amended to date (together with the Parent External Adviser’s limited liability company agreement, the “Parent External Adviser Documents”), as currently in effect, and the Parent External Adviser is not in violation of such documents.
Section 5.2
Authority Relative to Agreement.

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(a)
The Parent External Adviser has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Parent External Adviser, and the consummation by the Parent External Adviser of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by the Parent External Adviser, and no other corporate action or Proceeding on the part of the Parent External Adviser is necessary to authorize the execution, delivery and performance of this Agreement by the Parent External Adviser and the consummation by the Parent External Adviser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Parent External Adviser and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of the Parent External Adviser, enforceable against the Parent External Adviser in accordance with its terms, except that such enforcement may be subject the Bankruptcy and Equity Exception.
(b)
The board of directors or similar governing body of the Parent External Adviser has, by resolutions adopted by directors or similar governing members adopted this Agreement and the transactions contemplated hereby.
(c)
Neither the execution and delivery of this Agreement by the Parent External Adviser nor the consummation by the Parent External Adviser of the transactions contemplated hereby will (i) violate any provision of any Parent External Adviser Document, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 5.3 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to the Parent External Adviser or by which any property or asset of the Parent External Adviser is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Contract to which the Parent External Adviser is a party or by which its properties or assets are bound, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Parent External Adviser other than, in the case of clauses (ii) and (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have an Adviser Material Adverse Effect.
Section 5.3
No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Parent External Adviser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such Consent, registration, declaration, filing or notices (a) set forth on Section 5.3 of the Parent External Adviser Disclosure Letter or (b) the failure of which to be obtained or made would not have an Adviser Material Adverse Effect.
Section 5.4
Permits; Compliance with Laws.
(a)
The Parent External Adviser is, and at all times since its registration has been, in compliance in all material respects with the requirements of the Investment Advisers Act and the rules and regulations promulgated thereunder.

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(b)
The Parent External Adviser is duly registered as an investment adviser under the Investment Advisers Act.
(c)
Each employee of the Parent External Adviser or any Affiliate who is required to be registered with the SEC as an investment adviser, investment adviser representative or agent, or a principal or associated person of an investment adviser is so registered.
(d)
The Parent External Adviser’s initial application for registration on Form ADV, and each amendment thereto, was, as of the time of filing, complete in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein.
(e)
The Parent External Adviser maintains all books and records required to be maintained under Rule 204-2 under the Investment Advisers Act.
(f)
Since the Parent External Adviser became registered under the Investment Advisers Act, it has delivered to each client or prospective client the brochure and brochure supplements required by Part 2 of Form ADV, and has delivered amended brochures and brochure supplements as required by Rule 204-3(b)(2), (3) or (4) under the Investment Advisers Act.
(g)
The Parent External Adviser has adopted and maintains a written code of ethics meeting the requirements of Rule 204A-1 under the Investment Advisers Act.
(h)
The Parent External Adviser has not provided investment advisory services to any government entity, or paid any person to solicit a government entity on its behalf, or solicited any political action committee to make any contribution or payment, in violation of Rule 206(4)-5 under the Investment Advisers Act.
(i)
Neither Parent, the Parent External Adviser, nor any of its Affiliates or any director, officer or employee of any of them that is, in each case, “associated” (as such term is used in Section 202(a)(17) of the Investment Advisers Act and in the Exchange Act) with the Parent External Adviser, nor, to the Knowledge of Parent, any other Person that is so “associated” with the Parent External Adviser, is subject to potential disqualification pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a person associated with a registered investment adviser or subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act, and to the Knowledge of Parent, there is no legal Proceeding or investigation that is reasonably likely to become the basis for any such disqualification.
(j)
The Parent External Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder by the Parent External Adviser and its supervised persons, and such policies and procedures meet the requirements of Rule 206(4)-7 under the Investment Advisers Act.

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(k)
The Parent External Adviser has not received from the SEC or any other Governmental Authority any deficiency letter, “risk alert,” or other written communication citing material deficiencies or weaknesses in the Parent External Adviser’s compliance program or operations that remain unresolved.
Section 5.5
Sufficient Funds. If applicable, the Parent External Adviser will have on the Closing Date sufficient funds to make the payment of the Guaranteed Cash Payment contemplated under Article II.

Article VI

COVENANTS AND AGREEMENTS

Section 6.1
Conduct of Business by the Company Pending the Mergers. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the “Interim Period”), except (a) as may be required by Law, (b) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.1 of the Company Disclosure Letter: (x) the Company shall, and shall cause its Subsidiaries to, conduct the business of the Company and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects and use reasonable best efforts to preserve intact its business organization, maintain in effect all material licenses and material permits required to carry on its business, maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and preserve its material business relationships (provided that (1) no action by the Company or its Subsidiaries with respect to any of the matters specifically addressed by any other provisions of this Section 6.1 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions and (2) the failure by the Company or any of its Subsidiaries to take any action prohibited by clauses (a) through (r) below will not be deemed to be a breach of this clause (x)) and (y) the Company shall not, and shall not permit any of its Subsidiaries to:
(a)
amend or otherwise change, in any material respect, the Company’s Charter or the Company’s Bylaws (or such equivalent organizational or governing documents of any of its Subsidiaries);
(b)
except for transactions solely among the Company and its wholly-owned Subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;
(c)
except for transactions solely among the Company and its wholly-owned Subsidiaries, issue, sell, pledge, dispose, encumber or grant any (i) shares of the Company’s or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company’s or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries;

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(d)
(i) declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its Subsidiaries’ capital stock or other equity interests; or (ii) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of the Company or its Subsidiaries (other than any wholly-owned Subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;
(e)
except as required by the terms of a Company Plan as in effect on the date of this Agreement or as required by Applicable Law, (i) establish, adopt, enter into or amend in any material respect any material Company Plan; (ii) grant any new entitlement to severance or termination pay or any retention, change of control, or similar bonus or any similar arrangement to any current or former Service Provider; (iii) accelerate the payment, funding, right to payment or vesting of any compensation or benefits (other than in accordance with Section 2.8(a)); (iv) hire or terminate any Service Provider, other than terminations for cause or hiring replacement employees with annual base compensation below $250,000 or (v) increase the compensation of any employee of the Company;
(f)
(i) redeem, repurchase, prepay or defease any indebtedness for borrowed money, (ii) incur or otherwise acquire any indebtedness for borrowed money other than acquisitions of Company Portfolio Company investments in connection with the direct operation of the Company’s specialty finance business consistent with past practice or (iii) guarantee, forgive or otherwise become liable for any indebtedness for borrowed money;
(g)
amend, terminate or waive any provision under any Company Material Contract, or enter into any Contract that would have been a Company Material Contract if in existence as of the date hereof, in each case other than in the ordinary course of business consistent with past practice in all material respects;
(h)
make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S‑X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), or as otherwise required by Applicable Law;
(i)
(i) make or change any material Tax election, (ii) change any material method of Tax accounting, (iii) amend any Tax Return, (iv) settle or compromise any Tax audit or other proceeding relating to a material amount of Taxes, (v) surrender any right to claim a refund of Taxes, (vi) request any ruling with respect to Taxes or (vii) agree to any extension or waiver of the statute of limitations with respect to Taxes;
(j)
enter into any new line of business;
(k)
directly or indirectly sell, lease, license (other than non-exclusive licenses granted in the ordinary course of business) or otherwise subject to any Lien or otherwise dispose in whole or in part of any of its properties, assets or rights or any interest therein, including Company Intellectual Property;
(l)
directly or indirectly (i) acquire (including by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other

53

business organization or Person or any division or amount of assets thereof or (ii) make any debt investment in, either by purchase of stock or securities, contributions to capital, property transfers or purchase of any property or assets of, any other Person (other than in connection with the direct operation of the Company’s specialty finance business consistent with past practice);
(m)
adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;
(n)
(i) purchase any real property; (ii) enter into any new lease agreement with respect to real property that is not leased by the Company or one of its Subsidiaries as of the date hereof; or (iii) with respect to any Company Real Property Lease in effect on the date hereof, (A) waive, release, assign, or sublease any material rights or claims thereunder, (B) amend or modify the terms thereof, (C) terminate such Company Real Property Lease (other than as a result of expiration of the then-existing term), or (D) extend the term thereof, as in effect on the date hereof, other than extensions on market terms if, and to the extent, the failure to so extend would result in the expiration of the term of such Company Real Property Lease;
(o)
settle or offer or propose to settle any Proceeding, involving (i) the payment of monetary damages by the Company or any of its Subsidiaries of an amount exceeding $50,000 individually or $500,000 in the aggregate or (ii) material injunctive relief;
(p)
make any material change to any of the privacy policies of the Company or any of its Subsidiaries or to the operation or security of the IT Systems used in their respective businesses, except as required by Law;
(q)
materially amend or materially restructure any existing investments with any Company Portfolio Company; or
(r)
enter into any contract, agreement, commitment or arrangement to do any of the foregoing.
Section 6.2
Conduct of Business by Parent Pending the Mergers. Parent covenants and agrees that during the Interim Period, except (a) as may be required by Law, (b) as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.2 of the Parent Disclosure Letter: (x) Parent shall, and shall cause its Subsidiaries to, conduct the business of Parent and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects and use reasonable best efforts to preserve intact its business organization, maintain in effect all material licenses and permits required to carry on its business, maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and preserve its material business relationships (provided that (1) no action by Parent or its Subsidiaries (including Intermediary Sub and Acquisition Sub) with respect to any of the matters specifically addressed by any other provisions of this Section 6.2 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions,

54

(2) the failure by Parent or any of its Subsidiaries to take any action prohibited by clauses (a) through (e) below will not be deemed to be a breach of this clause (x), and (3) acquisitions and dispositions of investments in Parent Portfolio Companies in accordance with Parent’s investment objectives, policies, and restrictions in effect as of the date hereof will not be deemed to be a breach of this clause (x)); and (y) Parent shall not, and shall not permit any of its Subsidiaries to:
(a)
amend or otherwise change, in any material respect, the organizational documents of Parent (or such equivalent organizational or governing documents of any of its Subsidiaries);
(b)
split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights, other than (i) transactions solely among Parent and its wholly-owned Subsidiaries or (ii) as otherwise contemplated by any share buyback plan announced by Parent prior to the date hereof;
(c)
except for transactions solely among Parent and its wholly-owned Subsidiaries, issue, sell, pledge, dispose, encumber or grant any (i) shares of Parent’s or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of Parent’s or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries;
(d)
declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Parent’s or any of its Subsidiaries’ capital stock or other equity interests, other than (i) dividends and distributions paid by any wholly-owned Subsidiary of Parent to Parent or any of its wholly-owned Subsidiaries (ii) regular quarterly cash distributions payable by Parent on a quarterly basis consistent with past practices and Parent’s investment objectives and policies as publicly disclosed or (iii) the authorization and payment of any dividend or distribution necessary for Parent to maintain its qualification as a RIC, as reasonably determined by Parent;
(e)
except for transactions solely among Parent and its wholly-owned Subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;
(f)
directly or indirectly acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among Parent and its wholly-owned Subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, in each case that are material to Parent and its Subsidiaries, taken as a whole, and except for acquisitions of Parent Portfolio Company investments in accordance with Parent’s investment objectives, policies and restrictions;
(g)
other than as set forth on Section 6.2(g) of the Parent Disclosure Letter, make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S‑X of the Exchange Act or a Governmental Authority or

55

quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), or as otherwise required by Applicable Law;
(h)
(i) make or change any material Tax election, (ii) other than as set forth on Section 6.2(h) of the Parent Disclosure Letter, change any material method of Tax accounting, (iii) amend any Tax Return, (iv) settle or compromise any Tax audit or other proceeding relating to a material amount of Taxes, (v) surrender any right to claim a refund of Taxes, (vi) request any ruling with respect to Taxes or (vii) agree to any extension or waiver of the statute of limitations with respect to Taxes;
(i)
enter into a new line of business outside of Parent’s investment objective as described in the Parent SEC Documents (provided, that the foregoing shall not apply in any way to any Parent Portfolio Company); or
(j)
enter into any contract, agreement, commitment or arrangement to do any of the foregoing.
Section 6.3
Preparation of the Form N‑14 and the Proxy Statement; Company Stockholders’ Meeting.
(a)
Subject in all cases to Section 6.6(d), the Company shall, in accordance with applicable Law and its certificate of incorporation and bylaws, duly call, give notice of, convene and hold a special meeting of the Company’s stockholders (including any adjournment or postponement thereof, the “Company Stockholders’ Meeting”) as soon as practicable following the effectiveness of the Form N-14 (and in no event later than thirty-five (35) days thereafter), solely for the purpose of considering the adoption of this Agreement and the approval of the Mergers (and any such matter contemplated by this Agreement as required by the SEC or any other Governmental Authority to be voted upon separately). Subject in all cases to Section 6.6(d), the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval at the Company Stockholders’ Meeting, including by soliciting proxies from its stockholders in favor of the Company Stockholder Approval. The Company may postpone or adjourn the Company Stockholders’ Meeting solely (i) with the written consent of Parent, (ii) for the absence of a quorum, (iii) to solicit additional proxies to obtain the Company Stockholder Approval or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided, that the Company may not postpone or adjourn the Company Stockholders’ Meeting more than a total of fifteen (15) days pursuant to clauses (ii) and (iii), taken together, without the prior written consent of Parent. Notwithstanding the foregoing, the Company shall, at the written request of Parent, adjourn the Company Stockholders’ Meeting to a date specified by Parent for the absence of a quorum or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Stockholder Approval; provided, that Parent shall not make such request on more than two (2) occasions and no such single adjournment pursuant to this sentence shall be required to be for a period exceeding ten (10) days. The Company shall permit Parent and its Representatives to attend the Company Stockholders’ Meeting.

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(b)
Parent and the Company shall cooperate to prepare and file with the SEC the Proxy Statement and the Form N-14 and furnish the information required to be provided to the stockholders of the Company pursuant to the DGCL, the MGCL and any other applicable Laws, in each case, as soon as practicable following the date hereof. Without limiting the foregoing, each of Parent and the Company shall use its reasonable best efforts to file with the SEC the Proxy Statement and the Form N-14 by no later than thirty (30) days following the signing of this Agreement. Each of Parent and the Company shall furnish all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement and the Form N-14, and, subject to Section 6.6(d), shall use its reasonable best efforts to have the Form N-14 declared effective under the Securities Act, and the Proxy Statement cleared of all comments from the SEC, as promptly as practicable after such filing (including by responding to comments from the SEC). No filing of, or amendment or supplement to, the Form N-14 or the Proxy Statement will be made by either party without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, the Company or any of their respective Affiliates, directors or officers should be discovered by Parent or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company and Parent. Each party shall notify the other promptly of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the First Merger for offering or sale in any jurisdiction, the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, the Form N-14 or the Mergers.
(c)
Subject to Section 6.6(d), (i) the Proxy Statement shall include the Company Recommendation and (ii) the Company shall publicly reaffirm the Company Recommendation within ten (10) Business Days after receipt of a written request to do so by Parent, provided, that Parent shall only have the right to request the Company to do so on two (2) occasions.
Section 6.4
Appropriate Action; Consents; Filings.
(a)
Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 6.6), the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the First Merger set forth in Article VII to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger, and

57

the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger; (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the First Merger, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement, provided that nothing in this Agreement shall require Parent (x) to negotiate, commit to or effect any sale, divestiture, license or other disposition or arrangement to hold separate any of the equity securities, assets, rights, products or businesses of Parent or any of its Affiliates (other than Intermediary Sub and Acquisition Sub), or (y) to agree to any other condition or consent decree or enter into any contract if doing so would reasonably be expected, individually or in the aggregate, to impose restrictions which would have a material and adverse impact on Parent and its Subsidiaries, taken as a whole, provided that for the purposes of this Section 6.4(a), a material and adverse impact shall be measured relative to the size of Parent and its subsidiaries, taken as a whole, after giving effect to the transaction contemplated by this Agreement, regardless of whether such actions are imposed on, or affect Parent, the Company, or any of their respective Subsidiaries or Affiliates (each such action in the foregoing clauses (x) and (y), a “Remedial Action”). Notwithstanding anything to the contrary herein, nothing in this Section 6.4 shall require Parent or the Company to agree to any Remedial Action or enter into any agreement that is not contingent on the occurrence of the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, each of the parties hereto shall make any applications and filings as reasonably determined by the Company and Parent are required under the HSR Act, and any other applicable United States or foreign competition, antitrust, merger control or investment Laws (“Antitrust Laws”) with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by Law. All filing fees for the filings required under any Antitrust Law shall be borne by Parent.
(b)
In connection with and without limiting the efforts referenced in this Section 6.4, the parties hereto shall use their respective reasonable best efforts to (i) file or cause to be filed (including by their “Ultimate Parent Entities” as that term is defined in the HSR Act) as promptly as practicable (but in any event no later than twenty (20) Business Days after the date hereof) any notification and report form required under the HSR Act in connection with the transactions and (ii) as promptly as practicable after the date hereof make filings under the Competition Laws set forth on Section 6.4 of the Company Disclosure Letter. The parties hereto shall respond as promptly as practicable to any request for additional information or documentary material that may be made under the HSR Act and any other Antitrust Laws by any Governmental Authority in connection with the transactions contemplated hereby.
(c)
Each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the
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preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, including immediately informing the other party of such inquiry, consulting in advance before making any substantive presentations or submissions to a Governmental Authority, or in connection with any Proceeding initiated by a private party, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any Proceeding initiated by a private party, between either party and any other Person with respect to this Agreement; provided that such materials may be redacted as necessary to remove references concerning the valuation of the Company or the Company’s consideration of other transactions or to otherwise comply with applicable Law. In addition, each of the parties hereto will give reasonable notice to and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any Proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Authority or other Person, give the other the opportunity to attend and participate in such meeting or conference.
(d)
Parent shall not acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire or license any assets or equity interests, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to: (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consents of any Governmental Authority necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period; (ii) materially increase the risk of any Governmental Authority seeking or entering an order prohibiting the consummation of the transactions contemplated by this Agreement; (iii) materially increase the risk of not being able to remove any such order on appeal or otherwise; or (iv) materially delay or prevent the consummation of the transactions contemplated by this Agreement.
Section 6.5
Access to Information; Confidentiality.
(a)
Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to) afford reasonable access to Parent’s Representatives, in a manner not disruptive to the operations of the business of the Company and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the personnel, agents, properties, books and records of the Company and its Subsidiaries and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Company and its Subsidiaries as may reasonably be requested; provided, however, that nothing herein shall require the Company or any of its Subsidiaries to disclose any information to Parent, Intermediary Sub or Acquisition Sub if such disclosure would, in the reasonable judgment of the Company, (i) cause significant competitive harm to the Company or its Subsidiaries if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law (provided, that the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide such access as can be provided in a manner

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without violating such applicable Law) or the provisions of any Contract to which the Company or any of its Subsidiaries is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. No investigation or access permitted pursuant to this Section 6.5(a) shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent agrees that it will not, and will cause its not to, use any information obtained pursuant to this Section 6.5(a) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply mutatis mutandis with respect to information furnished by the Company, its Subsidiaries and the Company’s officers, employees and other Representatives hereunder.
(b)
Upon reasonable notice, Parent shall (and shall cause each of its Subsidiaries (including Intermediary Sub and Acquisition Sub) to) afford reasonable access to the Company’s Representatives, in a manner not disruptive to the operations of the business of Parent and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the personnel, agents, properties, books and records of Parent and its Subsidiaries and, during such period, shall (and shall cause each of its Subsidiaries (including Intermediary Sub and Acquisition Sub) to) furnish promptly to such Representatives all information concerning the business, properties and personnel of Parent and its Subsidiaries (including Intermediary Sub and Acquisition Sub) as may reasonably be requested; provided, however, that nothing herein shall require Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) to disclose any information to the Company if such disclosure would, in the reasonable judgment of Parent, (i) cause significant competitive harm to Parent or its Subsidiaries (including Intermediary Sub and Acquisition Sub) if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law (provided, that Parent shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide such access as can be provided in a manner without violating such applicable Law) or the provisions of any Contract to which Parent or any of its Subsidiaries (including Intermediary Sub and Acquisition Sub) is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. No investigation or access permitted pursuant to this Section 6.5(b) shall affect or be deemed to modify any representation or warranty made by Parent, Intermediary Sub or Acquisition Sub hereunder. The Company agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.5(b) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply mutatis mutandis with respect to information furnished by Parent, Parent’s Subsidiaries, Intermediary Sub, Acquisition Sub and Parent’s officers, employees and other Representatives hereunder.
Section 6.6
No Solicitation.
(a)
Subject to Section 6.6(c), the Company shall, and shall cause its Subsidiaries and its and their Representatives to, (i) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”) and immediately terminate all physical and electronic data room access previously granted to any such Third Party, (ii) request the prompt return or destruction of all confidential information previously

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furnished to any such Third Party with respect to any Competing Proposal or Inquiry and (iii) not terminate, waive, amend, release or modify any provision of any confidentiality or “standstill” agreement to which it or any of its Affiliates or Representatives is a party with respect to any Competing Proposal or Inquiry.
(b)
Except as expressly provided in Section 6.6(c), until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Subsidiaries and its and their Representatives not to, directly or indirectly, (i) initiate, solicit, induce, knowingly encourage or take any other action which could reasonably be expected to, facilitate the making of any Competing Proposal or Inquiry, (ii) except as otherwise expressly permitted by this Section 6.6, approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Competing Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement (other than an Acceptable Confidentiality Agreement (as defined below) entered into when permitted by Section 6.6(c))) requiring it to abandon, terminate or fail to consummate or that would reasonably be expected to require the Company to abandon, terminate, or fail to consummate, the First Merger; (iii) furnish or disclose to any Person (other than Parent, the Company or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Competing Proposal (except to provide notice as to the existence of these provisions or solely to the extent necessary to clarify the terms and conditions of any Competing Proposal); or (iv) publicly propose or publicly announce an intention to take any of the foregoing actions.
(c)
Notwithstanding anything to the contrary in Section 6.6(a) or Section 6.6(b), at any time prior to the date that the Company Stockholder Approval is obtained, in the event that the Company (or its Representatives on the Company’s behalf) receives directly or indirectly a written Inquiry or a written Competing Proposal from any Third Party that (i) the Company Board determines in good faith to be bona fide, (ii) was unsolicited and (iii) did not otherwise result from a breach of this Section 6.6(c), the Company and the Company Board and its Representatives may engage or participate in negotiations or discussions with, or furnish any information and other access to, any Third Party making such Inquiry or Competing Proposal and its Representatives and Affiliates if the Company Board determines in good faith (after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor) that (A) such Inquiry or Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under the DGCL; provided that (x) prior to furnishing any information concerning the Company and its Subsidiaries the Company receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company entered into prior to the date hereof or containing confidentiality terms that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (unless the Company offers to amend the Confidentiality Agreement to reflect such more favorable terms) (an “Acceptable Confidentiality Agreement”), and (y) the Company shall promptly provide or make available to Parent (I) an unredacted copy of each such Acceptable Confidentiality

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Agreement and (II) all non-public information concerning it or its Subsidiaries that it provides to any Third Party given such access that was not previously made available to Parent or its Representatives. It is understood and agreed that any contacts, disclosures, discussions or negotiations expressly permitted under this Section 6.6(c), including any public announcement that the Company or the Company Board has made any determination required under this Section 6.6(c) to take or engage in any such actions, shall not, in and of themselves, constitute a basis for Parent to terminate this Agreement pursuant to Section 8.1(d)(ii).
(d)
Neither the Company nor the Company Board nor any committee thereof shall (w) withhold or withdraw, or modify or qualify in a manner adverse to Parent, Intermediary Sub or Acquisition Sub, or propose publicly to withhold or withdraw, to or modify or qualify in a manner adverse to Parent, Intermediary Sub or Acquisition Sub, the Company Recommendation, (x) fail to include the Company Recommendation in the Proxy Statement, (y) approve, determine to be advisable or recommend, or propose publicly to approve, determine to be advisable or recommend, any Competing Proposal or (z) resolve, agree or publicly propose to take any such actions (each such action in (w), (x), (y) and (z) being referred to as a “Company Adverse Recommendation Change”) and, except as expressly provided in this Section 6.6, neither the Company Board nor any committee thereof shall approve or recommend, and the Company shall not (and shall cause each of its Subsidiaries not to) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract or agreement, in each case constituting or with respect to, any Competing Proposal or Inquiry (each, an “Alternative Acquisition Agreement”), in each case other than an Acceptable Confidentiality Agreement as and to the extent provided in Section 6.6(c), and neither the Company Board nor any committee thereof shall resolve, agree or publicly propose to take any such actions. Notwithstanding the immediately preceding sentence, at any time prior to the receipt of the Company Stockholder Approval, the Company Board may, if the Company has received a Competing Proposal after the date of this Agreement that (i) the Company Board has determined in good faith to be bona fide, (ii) was unsolicited, (iii) did not otherwise result from a breach of this Section 6.6 and (iv) the Company Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, (A) make a Company Adverse Recommendation Change or (B) authorize, adopt or approve such Superior Proposal and cause the Company to enter into a binding definitive agreement providing for the consummation of such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 8.1(c)(ii), and, provided that:
(i)
the Company shall have provided prior written notice to Parent, at least four (4) Business Days in advance, that it intends to make a Company Adverse Recommendation Change or terminate this Agreement pursuant to Section 8.1(c)(ii) in order to enter into a binding definitive agreement providing for the consummation of a Superior Proposal (a “Notice of Superior Proposal”) (which notice shall not constitute a Company Adverse Recommendation Change), which notice shall specify in reasonable detail the basis for such termination and the identity of the Person or group of Persons making such Superior Proposal and the terms and conditions thereof and include a copy of the final negotiated definitive agreement providing for the consummation of such Superior Proposal and any material ancillary agreements being executed or to be executed in connection therewith (provided, that any amendment to the financial terms or

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any other material terms of such Superior Proposal shall require a new written notice by the Company and a new two (2) Business Day period (unless such two (2) Business Day period would be shorter than the amount of time remaining in such original four (4) Business Day period, in which case such original four (4) Business Day period shall remain in effect));
(ii)
after providing such notice and prior to terminating this Agreement pursuant to Section 8.1(c)(ii) or making a Company Adverse Recommendation Change, the Company shall have negotiated, and shall have caused its Representatives to negotiate, with Parent, Intermediary Sub and Acquisition Sub and their respective Representatives in good faith (to the extent Parent, Intermediary Sub and Acquisition Sub desire to negotiate) during such four (4) or two (2) Business Day period (as applicable) to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to terminate this Agreement pursuant to Section 8.1(c)(ii); and
(iii)
following the end of such four (4) or two (2) Business Day period (as applicable), the Company Board shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Superior Proposal, that the Superior Proposal giving rise to the Notice of Superior Proposal continues to be a Superior Proposal.
(e)
Nothing contained in this Section 6.6 shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) complying with its disclosure obligations under Applicable Law or applicable NASDAQ rules and regulations, including taking and disclosing to its stockholders a position contemplated by Rule 14d‑9 or Rule 14e‑2(a) under the Exchange Act or (ii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d‑9(f) under the Exchange Act; provided, however, that any disclosure made as permitted under clause (i) of this Section 6.6(e) (other than any “stop-look-and-listen” communication or a factually accurate public statement by the Company that describes the Company’s receipt of a Competing Proposal and the operation of this Agreement with respect thereto) that relates to a Competing Proposal shall not be deemed to be a Company Adverse Recommendation Change provided that any such disclosure does not contain a Company Adverse Recommendation Change.
(f)
The Company shall promptly (and in any event within twenty-four (24) hours of receipt) advise Parent in writing in the event that it or any of its Subsidiaries or any of its or their Representatives receives any Inquiry or Competing Proposal from any Third Party, in each case together with a description of the material terms and conditions of and facts surrounding any such Inquiry or Competing Proposal, the identity of the Third Party making such Inquiry or Competing Proposal and a copy of any written proposal, offer, draft agreement, term sheet or other analogous agreement provided by such Third Party. The Company shall keep Parent reasonably informed (orally and in writing) on a timely basis of the status and details (including within twenty-four (24) hours after the occurrence of any amendment, modification, development, discussion or negotiation) of any such Inquiry or Competing Proposal, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting any of the foregoing,

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the Company shall promptly (and in any event within twenty-four (24) hours) notify Parent in writing if it determines to begin providing information or to engage in discussions or negotiations concerning an Inquiry or Competing Proposal and shall in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice.
(g)
For purposes of this Agreement:
(i)
“Competing Proposal” shall mean any indication of interest, proposal, or offer from any Third Party (A) with respect to a merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or other transaction involving the Company or any of its Subsidiaries that if consummated would result in any Third Party beneficially owning 20% or more of the outstanding Company Common Stock, or (B) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any mortgage or pledge in connection with a bona fide debt financing transaction entered into in the ordinary course of business) that constitute or represent, or would constitute or represent if such transaction is consummated, 20% or more of the total assets (based on fair market value as determined in accordance with GAAP) of the Company and its Subsidiaries, taken as a whole, as of the date of such inquiry or proposal, or that generated 20% or more of net revenue or net income of the Company and its Subsidiaries, taken as a whole, for the twelve (12) month period ending on the last day of the Company’s then most recently completed fiscal quarter, or (2) 20% or more of the outstanding shares of any class of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or any resulting parent company of the Company, in each case other than the Mergers.
(ii)
“Superior Proposal” shall mean a bona fide, unsolicited, written and binding Competing Proposal that is fully financed or has fully committed financing (with all percentages in the definition of Competing Proposal increased to 50%) made by a Third Party on terms that the Company Board determines in good faith, after consultation with its financial and outside legal advisors, and considering all legal, financial, regulatory and other material aspects of, and the identity of the Third Party making, the Competing Proposal and such factors as the Company Board considers in good faith to be appropriate, (A) is more favorable to stockholders of the Company from a financial point of view than the transactions contemplated by this Agreement (including any revisions to the terms and conditions of this Agreement proposed by Parent to the Company in writing in response to such Competing Proposal under the provisions of Section 6.6(d)(i)) and (B) is reasonably likely of being completed on the terms proposed on a timely basis.
Section 6.7
Directors’ and Officers’ Indemnification and Insurance.
(a)
Parent, Intermediary Sub and Acquisition Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising

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in connection with the transactions contemplated hereby), now existing in favor of the current or former directors, officers, managers, or employees, as the case may be, of the Company, its Subsidiaries or the Company’s Affiliates (collectively, the “D&O Indemnified Parties”), as provided in their respective organizational documents as in effect on the date of this Agreement or in any Contract disclosed or made available to Parent prior to the date hereof shall survive the Mergers and shall continue in full force and effect. Parent shall indemnify, defend and hold harmless, and advance expenses to the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby), to the fullest extent permitted by Applicable Law and as required by the organizational documents of the Company or its Subsidiaries as in effect on the date of this Agreement; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim. Parent shall cause the Surviving Corporation’s (and any of its successors’, including Parent’s) certificate of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability with respect to the D&O Indemnified Parties and the period prior to the Effective Time that are no less favorable to the D&O Indemnified Parties than those set forth in the Company’s and its Subsidiaries’ organizational documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.
(b)
Without limiting the provisions of Section 6.7(a), Parent shall: (i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, Proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, Proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of the Company, its investment adviser or any of its Subsidiaries prior to the Effective Time; or (B) this Agreement or the transactions contemplated hereby; and (ii) pay in advance of the final disposition of any such claim, Proceeding or investigation the expenses (including attorneys’ fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined by a final and non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified under Applicable Law, in each case as provided in the organizational documents of the Company or its Subsidiaries and any contract or agreements to which the Company or any of its Subsidiaries and a D&O Indemnified Party are party, each as in effect on the date hereof to the fullest extent permitted by Applicable Law. Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, Parent shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, Proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, Proceeding or investigation from all liability arising out of such claim, Proceeding or investigation.

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(c)
The Company shall purchase, and fully prepay immediately prior to the Effective Time, to be effective as of the Closing, a “tail” insurance policy for the extension of directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies for the D&O Indemnified Parties for a period of six (6) years, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance maintained by the Company and the Company’s Subsidiaries as of the date of this Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby (“D&O Insurance”). Parent shall not, and shall not permit its Subsidiaries to, take any action that would reasonably be expected to prejudice the rights of, or otherwise reasonably be expected to impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time.
(d)
The D&O Indemnified Parties to whom this Section 6.7 applies shall be third-party beneficiaries of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each D&O Indemnified Party and his or her successors, heirs or representatives. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 6.7. Notwithstanding any other provision of this Agreement, this Section 6.7 shall survive the consummation of the Mergers indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by the D&O Indemnified Parties and their successors, heirs or representatives.
Section 6.8
Notification of Certain Matters. Subject to Applicable Law, the Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Mergers or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, (b) any claims, investigations or Proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement, the Mergers or the transactions contemplated hereby and (c) any fact, circumstance or development of which the Company or Parent (as applicable) becomes aware that will or is reasonably likely to result in any of the conditions set forth in Article VII becoming incapable of being satisfied by the Termination Date.
Section 6.9
Public Announcements. Except as otherwise contemplated by Section 6.6 (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 6.6), prior to any Company Adverse Recommendation Change, the Company, Parent, Intermediary Sub and Acquisition Sub shall consult with each other before issuing any press release or public announcement with respect to this Agreement or the transactions contemplated hereby, and none of the parties hereto or their Affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ written consent (which consent may be delivered via electronic mail, but shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may

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be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto. The Company may, without Parent, Intermediary Sub or Acquisition Sub’s consent, communicate to its employees, customers, suppliers and consultants in a manner consistent with prior communications of the Company or consistent with a communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan.
Section 6.10
Acquisition Sub. Intermediary Sub will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the First Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.
Section 6.11
Intermediary Sub. Parent will take all actions necessary to (a) cause Intermediary Sub to perform its obligations under this Agreement and to consummate the Second Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Intermediary Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.
Section 6.12
No Control of the Other Party’s Business.
(a)
Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
(b)
Nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
Section 6.13
Rule 16b‑3 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b‑3 under the Exchange Act, to the extent permitted by Applicable Law.
Section 6.14
Stock Exchange Listing. Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in connection with the First Merger to be listed on NASDAQ, subject to official notice of issuance, prior to the Effective Time.

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Section 6.15
Takeover Statutes and Provisions. None of the Company, Parent, Intermediary Sub or Acquisition Sub will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Company and Parent shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary to challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
Section 6.16
Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding, demand, litigation, arbitration or other similar action (including derivative claims) by the Company’s stockholders or Parent’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the transactions contemplated hereby (each, a “Stockholder Litigation”). Each of Parent and the Company (a) shall promptly notify the other party of any such Stockholder Litigation brought by its stockholders, (b) shall keep the other party reasonably informed of any material developments in connection with any such Stockholder Litigation brought by its stockholders and (c) shall not settle any such Stockholder Litigation without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld). Without otherwise limiting the D&O Indemnified Parties’ rights with regard to the right to counsel, following the Effective Time, the D&O Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other counsel selected by such D&O Indemnified Parties prior to the Effective Time to defend any Stockholder Litigation.
Section 6.17
Employee & Benefits Matters.
(a)
The Company shall and shall cause its Subsidiaries to terminate the employment or service of each Service Provider no later than immediately prior to the Effective Time, and which may be contingent upon, the Closing and shall deliver to each such Service Provider a release of claims in favor of the Company, Parent and their Affiliates (in a form reasonably acceptable to Parent) prior to the Effective Time, requiring signature no earlier than the Closing Date.
(b)
Except as otherwise provided in Section 6.17(b) of the Parent Disclosure Letter, for the period commencing at the Effective Time and ending twelve (12) months after the Effective Time, Parent shall provide to the employees of the Company who remain employed after the Effective Time (the “Continuing Employees”) with: (i) an annual base salary or wage rate and an annual target bonus opportunity (excluding equity-based compensation), if any, which are no less in the aggregate than the annual base salary or wage rate and annual target bonus opportunity (excluding equity-based compensation) provided by the Company immediately prior to the Closing Date; (ii) retirement, health and welfare benefits that are substantially similar in the aggregate to those provided by Parent External Advisor to similarly situated employees; and (iii) severance benefits that are substantially similar to those provided by the Parent External Advisor to similarly situated employees. Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent or any affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause. Notwithstanding any

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provision in this Agreement to the contrary, nothing in this Section 6.17(b) shall (i) be deemed or construed to be an amendment or other modification of any Company Plan or (ii) create any third party rights in any current or former employee, director or other service provider of Parent, the Company or any of their respective affiliates (or any beneficiaries or dependents thereof). Parent and Parent External Adviser each hereby agree not to commence discussions with any employee or service provider of the Company or its Subsidiaries concerning the terms of any such employee’s or service provider’s post-Closing employment or service with the Company, Parent and/or Parent External Advisor until after the Company has delivered the Company Valuation Firm’s good faith determination of the Asset Valuation Range for each Company Portfolio Asset as of 5:00 p.m. New York City Time on September 30, 2025 in accordance with Section 2.7(a).
(c)
The Company will terminate or cause to be terminated any and all of the Company Plans that are intended to be qualified within the meaning of Section 401(a) of the Code and Section 401(k) of the Code effective no later than the day immediately before the Closing Date. The termination of such Company Plans will be reflected in resolutions of the Company Board (or other appropriate entity), the form and substance of which will be subject to the prior review and approval of Parent, which approval will not be unreasonably withheld. The Company shall provide Parent with documentation evidencing the termination of such Company Plans by the Company Board (or other appropriate entity) no later than one (1) Business Day preceding the Closing Date.
Section 6.18
Repayment and Termination of Existing Credit Agreement. Not later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Parent, Intermediary Sub and Acquisition Sub an executed payoff letter from the lenders (or their applicable representative) with respect to the obligations under the Existing Credit Agreement and any related loan documents (“Payoff Letter”), in form and substance customary for transactions of the type contemplated by this Agreement and otherwise reasonably satisfactory to Parent, which such Payoff Letter shall, among other things, include the payoff amount (and the daily accrual thereafter), termination of all commitments to extend credit under the Existing Credit Agreement and termination of all payment obligations under the Existing Credit Agreement (other than contingent obligations under the Existing Credit Agreement and the loan documents that by their terms survive termination and reimbursement obligations) and provide that Liens (and guarantees), if any, granted in connection with the Existing Credit Agreement relating to the assets, rights and properties of the Company or any of its Subsidiaries securing the obligations under the Existing Credit Agreement, upon the payment of the amount set forth in the Payoff Letter (the “Payoff Amount”) at the Closing, be fully released and terminated. Parent shall pay, or shall cause to be paid, the Payoff Amount in full on behalf of the Company on the Closing Date.
Section 6.19
R&W Policy. Parent shall be entitled to obtain a representations and warranties insurance policy (the “R&W Policy”) in connection with the transactions contemplated hereby covering losses of Parent arising from the breaches of the Company’s representations and warranties contained herein. The Company shall, and shall cause its Representatives to, reasonably cooperate with Parent to bind any R&W Policy. The premium, due diligence fees, underwriting fees and other amounts payable to any insurer or broker in connection with the R&W Policy shall be borne solely by Parent.

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Section 6.20
Lease Termination. The Company shall use its reasonable best efforts to seek to terminate, assign or enter into subleases on reasonable terms with respect to all Company Real Property Leases, and any obligations thereunder as of or prior to the Closing. For the avoidance of doubt, all costs, expenses and liabilities related to Company Real Property Leases as of the Closing, including the termination of the same and any obligations thereunder, shall be borne solely by Parent so long as such expenses and terms are reasonably acceptable to Parent.
Section 6.21
Tax Returns. The Company shall use good faith efforts to prepare, or cause to be prepared, any Tax Returns required to be filed by the Company or any of its Subsidiaries prior to the Closing Date for any taxable period ending on or before the Closing Date; provided, that for any Tax Return in which the taxable period ends on or following the Closing Date, the Company will reasonably cooperate with Parent in connection with any reasonable request by Parent to commence preparation, or cause to be commenced preparation of, draft Tax Returns (or portions thereof) based on information available as of the fiscal quarter immediately preceding the Closing Date, to the extent practicable (it being understood that (a) nothing in this proviso shall require the Company (i) to expend any funds out-of-pocket in connection with the preparation of any such Tax Returns or (ii) to retain, hire, or replace any employees, consultants or other personnel (or to continue the employment of any specific employee, consultant or other personnel) for the purpose of preparing or assisting in the preparation of any such Tax Returns and (b) any failure by the Company to complete any Tax Returns or any portion thereof shall not result in or be deemed a breach such that the condition set forth in Section 7.2(b) is not satisfied).
Section 6.22
Preparation and Delivery of Company Audited Financial Statements. Unless this Agreement has been terminated in accordance with its terms, the Company shall use good faith efforts to prepare and deliver, or cause to be prepared and delivered, to Parent, prior to the Effective Time, an audited consolidated balance sheet and consolidated financial statements of the Company and its Subsidiaries prepared by management and audited by BPM LLC or another accredited audit firm as of December 31, 2025, and the related audited consolidated combined statement of operations and comprehensive loss, shareholders’ equity and cash flows of the Company and its Subsidiaries for the year then ended (the “2025 Audited Financial Statements”); provided, that if the Effective Time occurs prior to the deadline for the Company to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (after giving effect to any permissible extensions), the Company (a) shall use good faith efforts to prepare and deliver, or cause to be prepared and delivered, to Parent, prior to the Effective Time, the portion of the 2025 Audited Financial Statements relating to the transactions listed in Section 6.22 of the Company Disclosure Letter and (b) will otherwise reasonably cooperate with Parent in connection with any reasonable request by Parent to commence preparation of, or cause to be commenced preparation of, the 2025 Audited Financial Statements in the ordinary course of business consistent with past practices of the Company, to the extent practicable (it being understood that (i) nothing in this proviso shall require the Company to retain, hire, or replace any employees, consultants or other personnel (or to continue the employment of any specific employee, consultant or other personnel) for the purpose of preparing or assisting in the preparation of the 2025 Audited Financial Statements and (ii) any failure by the Company to complete the 2025 Audited Financial Statements or any portion thereof shall not result in or be deemed a breach such that the condition set forth in Section 7.2(b) is not satisfied).

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Article VII

CONDITIONS TO THE MERGERS

Section 7.1
Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:
(a)
the Company shall have obtained the Company Stockholder Approval;
(b)
the issuance of Parent Common Stock in connection with the First Merger shall have been approved for listing on NASDAQ, subject to official notice of issuance;
(c)
the Form N‑14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order;
(d)
any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated; and
(e)
no Governmental Authority of competent jurisdiction shall have issued or entered any Law or Order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the First Merger.
Section 7.2
Conditions to Obligations of Parent, Intermediary Sub and Acquisition Sub to Effect the First Merger. The obligations of Parent, Intermediary Sub and Acquisition Sub to effect the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following additional conditions:
(a)
each of the representations and warranties of the Company contained in (i) Section 3.1, Section 3.2(a), Section 3.2(b), Section 3.2(c), Section 3.3(a), Section 3.3(b), Section 3.3(c) (but only clause (i) thereof), Section 3.19, Section 3.20 and Section 3.21 (collectively, the “Company Fundamental Representations”) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), (ii) clause (b) of Section 3.9 (the “Company No MAE Rep”) shall be true and correct in all respects as of the date hereof and (iii) this Agreement (other than the Company Fundamental Representations and the Company No MAE Rep), without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein, shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except, in the case of this clause (iii), for such failures to be true and correct as would not have, individually or in the aggregate, a Company Material Adverse Effect;

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(b)
the Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;
(c)
Parent shall have received a certificate signed by an executive officer of the Company, dated as of the Closing Date, certifying as to the matters set forth in Section 7.2(a), Section 7.2(b), Section 7.2(d) and Section 7.2(e);
(d)
since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect;
(e)
the Company shall have delivered to Parent evidence reasonably satisfactory to Parent that the terms of the Existing Notes Indenture have been amended to include the provisions set forth on Section 7.2(e) of the Company Disclosure Letter; and
Section 7.3
Conditions to Obligation of the Company to Effect the First Merger. The obligation of the Company to effect the First Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following additional conditions:
(a)
each of the representations and warranties of Parent, Intermediary Sub, Acquisition Sub and the Parent External Adviser contained in (i) Section 4.1, Section 4.2(a), Section 4.2(b), Section 4.2(c), Section 4.3(a), Section 4.3(b), Section 4.3(c), Section 4.3(d) (but only clause (i) thereof), Section 4.25, Section 5.1 and Section 5.2(a) (collectively, the “Parent Fundamental Representations”) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), (ii) clause (b) of Section 4.9 (the “Parent No MAE Rep”) shall be true and correct in all respects as of the date hereof and (iii) this Agreement (other than the Parent Fundamental Representations and the Parent No MAE Rep), without giving effect to any materiality or “Parent Material Adverse Effect” or “Adviser Material Adverse Effect” qualifications therein, shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except, in the case of this clause (iii), for such failures to be true and correct as would not have, individually or in the aggregate, a Parent Material Adverse Effect;
(b)
Each of Parent, Intermediary Sub and Acquisition Sub shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;
(c)
the Company shall have received a certificate signed by an executive officer of Parent, dated as of the Closing Date, certifying as to the matters set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(d);
(d)
since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect; and

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(e)
the Lower Collar Amount does not exceed the Estimated Closing Company Portfolio Asset Value.
Section 7.4
Frustration of Closing Conditions. None of Parent, Intermediary Sub, Acquisition Sub or the Company may rely either as a basis for not consummating the First Merger or any of the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers on the failure of any condition set forth in Article VII to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the Closing to occur as required by this Agreement.

Article VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1
Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval is obtained (except as otherwise expressly noted), as follows:
(a)
by mutual written consent of each of Parent and the Company; or
(b)
by either Parent or the Company, if:
(i)
Termination Date. the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on April 7, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the principal cause of or resulted in the failure of the Closing to have occurred on or before the Termination Date;
(ii)
Legal Restraint. any Governmental Authority of competent jurisdiction shall have issued or entered any Law or Order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated hereby, and such Law or Order or other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of such Law or Order or taking of such action was proximately caused by the failure of such party, and in the case of Parent, including the failure of Intermediary Sub and Acquisition Sub, to perform or comply with any of its obligations under this Agreement; provided, further, that neither the Company nor Parent shall have the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) if the Company (in the case of a termination by Parent), or Parent, Intermediary Sub, Acquisition Sub or the Parent External Adviser (in the case of termination by the Company), as applicable, is then in material breach of any of its representations, warranties, covenants or obligations under this Agreement (including, without limitation, Section 6.4); or

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(iii)
Company Stockholder Approval. the Company Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Company Stockholder Approval shall not have been obtained at such Company Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the adoption of this Agreement is taken;
(c)
by the Company if:
(i)
Parent Breach. Parent, Intermediary Sub, Acquisition Sub or the Parent External Adviser shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 or Section 7.3 and (B) is not capable of being cured by Parent, Intermediary Sub, Acquisition Sub or the Parent External Adviser as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent, Intermediary Sub, Acquisition Sub, as applicable, on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following the Company’s delivery of written notice to Parent of such breach or failure to perform; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any of its representations, warranties, covenants or obligations under this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied; provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.1(c)(i) if Parent’s, Intermediary Sub’s, Acquisition Sub’s or the Parent External Adviser’s breach has been primarily caused by a breach of any provision of this Agreement by the Company;
(ii)
Superior Proposal. at any time prior to receipt of the Company Stockholder Approval, in order to substantially concurrently enter into a binding definitive agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 6.6; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(ii) if the Company has breached any provision of Section 6.6 in any material respect resulting in such Superior Proposal; or
(d)
by Parent if:
(i)
Company Breach. the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 or Section 7.2 and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following Parent’s delivery of written notice to the Company of such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent, Intermediary Sub or Acquisition Sub is then in material breach of any of its respective representations,

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warranties, covenants or obligations under this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied; provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company’s breach has been primarily caused by a breach of any provision of this Agreement by Parent, Intermediary Sub or Acquisition Sub; or
(ii)
Company Adverse Recommendation Change. at any time prior to the receipt of the Company Stockholder Approval, if (A) the Company or the Company Board (or any committee thereof) shall have made a Company Adverse Recommendation Change, or (B) the Company fails to recommend against any Competing Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten (10) Business Days after the commencement thereof.
Section 8.2
Effect of Termination. Except as provided in this Section 8.2, in the event that this Agreement is terminated and the Mergers abandoned pursuant to Section 8.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 8.3, no such termination shall relieve any party hereto of any liability or damages resulting from any Intentional Breach of this Agreement prior to such termination or Fraud, in which case, except as otherwise provided in Section 8.3, the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreement, this Section 8.2, Section 8.3, Section 8.6 and Article IX shall survive any termination of this Agreement pursuant to Section 8.1.
Section 8.3
Termination Fees.
(a)
If, but only if, this Agreement is terminated by:
(i)
Either Parent or the Company pursuant to Section 8.1(b)(iii) (Company Stockholder Approval) or pursuant to Section 8.1(b)(i) (Termination Date) (provided that with respect to any such termination by the Company, the right to terminate this Agreement pursuant to Section 8.1(b)(iii) (Company Stockholder Approval) or pursuant to Section 8.1(b)(i) (Termination Date) is then available to Parent), and in any such case, prior to the Company Stockholders’ Meeting, a Competing Proposal shall have been publicly disclosed and not withdrawn prior to such date and within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to any Competing Proposal that is later consummated (regardless of whether or not such consummation happens prior to or following the end of such twelve (12) month period) (provided, that solely for purposes of this clause (i), the term “Competing Proposal” shall have the meaning ascribed thereto in Section 6.6(g), except that all references in such definition to 20% shall be changed to 50%);
(ii)
the Company pursuant to Section 8.1(c)(ii) (Superior Proposal); or

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(iii)
Parent pursuant to Section 8.1(d)(ii) (Company Adverse Recommendation Change),

then, in any such case, the Company shall pay to Parent the Company Termination Fee by wire transfer of same day funds to the account or accounts designated by Parent, in the case of clause (i) above, on the same day as the consummation of such Competing Proposal, in the case of clause (ii) above, concurrently with such termination, and in the case of clause (iii) above, by no later than two (2) Business Days following such termination.

(b)
Notwithstanding anything to the contrary set forth in this Agreement, the parties hereto agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(c)
The parties hereto agree and acknowledge that the provisions of Section 8.3 are an integral part of this Agreement and that without the parties having agreed to these provisions, the parties would not enter into this Agreement and, accordingly, if the Company fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the other for the payment of any amount set forth in this Section 8.3, the Company shall pay Parent its costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law.
(d)
Without limiting the right of any party hereto to seek specific performance to enforce the terms of this Agreement pursuant to Section 9.9, no Non-Recourse Party shall have any monetary liability to any Person for any loss suffered as a result of any breach of this Agreement, or the failure of the acquisition of the Company or any other transaction contemplated hereby or thereby to be consummated, or in respect of any written or oral representation made or alleged to be have been made in connection herewith or therewith, whether in equity or at Law, in contract, in tort or otherwise. “Non-Recourse Party” means each Affiliate of Parent, each Affiliate of Intermediary Sub, each Affiliate of Acquisition Sub each such Person’s respective current, former, or future directors, officers, general or limited partners, stockholders, members, managers, controlling persons, Affiliates, employees, Representatives or agents and the successors and assigns of the foregoing; provided, however, that none of Parent, Intermediary Sub, Acquisition Sub and the Parent External Adviser shall be a Non-Recourse Party.
Section 8.4
Amendment. Subject to Applicable Law, the parties hereto may only modify or amend this Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided, that no amendment shall be made to this Agreement after the Effective Time; provided, further, that after receipt of the Company Stockholder Approval, if any such amendment shall by Applicable Law require further approval of the stockholders of the Company, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company.

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Section 8.5
Extension; Waiver. The conditions to each of the parties’ obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of the Company) in whole or in part to the extent permitted by Applicable Law. At any time prior to the Effective Time, the Company or Parent may (a) waive or extend the time for the performance of any of the obligations or other acts of Parent, Intermediary Sub or Acquisition Sub, in the case of the Company, or the Company, in the case of Parent, or (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent, Intermediary Sub, Acquisition Sub, or the Parent External Adviser in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and expressly setting forth the nature of such extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
Section 8.6
Expenses; Transfer Taxes. Except as expressly set forth herein (including Section 8.3), all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. Other than Taxes imposed upon holders of Company Common Stock, Parent shall pay all (a) transfer, stamp and documentary Taxes or fees and (b) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with this Agreement.

Article ix

GENERAL PROVISIONS

Section 9.1
Non-Survival of Representations, Warranties and Agreements. The representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time or, except as provided in Section 8.2, upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.7.
Section 9.2
Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

if to Parent, Intermediary Sub, Acquisition Sub or the Parent External Adviser:

Runway Growth Finance Corp.

205 N. Michigan Ave.,

Suite 4200

77

Chicago, Illinois 60601
Email: [***]
Attention: Thomas Raterman

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
Phone: (202) 636-5500
Email: jonathan.corsico@stblaw.com and steven.grigoriou@stblaw.com
Attention: Jonathan Corsico and Steven Grigoriou

if to the Company:

SWK Holdings Corporation
5956 Sherry Lane, Suite 650

Dallas, TX 75225
Email: [***]
Attention: Joe D. Staggs

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP
3025 John F. Kennedy Blvd.
Philadelphia, PA 19104
Phone: (445) 207-7800
Email: RBushey@goodwinlaw.com and LGulick@goodwinlaw.com
Attention: Rachael Bushey and Laura Umbrecht Gulick

or to such other address, electronic mail address or facsimile number for a party as shall be specified in a notice given in accordance with this Section 9.2; provided that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

Section 9.3
Interpretation; Certain Definitions.
(a)
The parties hereto have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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(b)
Disclosure of any fact, circumstance or information in any Section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other Section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent on the face of such disclosure that such disclosure relates to any such other Section. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.
(c)
The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to the date first set forth above, unless the context requires otherwise. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules, regulations or official guidance promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules, regulations or official guidance promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Contract, instrument or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “dollars” or “$” refer to currency of the United States. The term “or” is not exclusive. References to “days” are to calendar days unless otherwise noted.
Section 9.4
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to

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modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the First Merger be consummated as originally contemplated to the fullest extent possible.
Section 9.5
Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.5 shall be null and void.
Section 9.6
Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter, the Parent Disclosure Letter and the Parent External Adviser Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof.
Section 9.7
No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 6.7 and this Section 9.7 from and after the Effective Time) are intended third-party beneficiaries hereof.
Section 9.8
Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery (or, should the Delaware Court of Chancery decline jurisdiction, any other court of the State of Delaware), or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL

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RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 9.8.
Section 9.9
Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without proof of actual damages), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
Section 9.10
Counterparts and Electronic Signature. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission (including in pdf, DocuSign, email or other means of electronic transmission) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, Parent, Intermediary Sub, Acquisition Sub, the Parent External Adviser and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RUNWAY GROWTH FINANCE CORP.

By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	Chief Financial Officer,
Treasurer and Secretary

RWAY PORTFOLIO HOLDING CORP.

By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	President

RWAY PORTFOLIO CORP.

By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	President

RUNWAY GROWTH CAPITAL LLC

By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	Chief Financial Officer,
Chief Operating Officer

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SWK HOLDINGS CORPORATION

By:	/s/ Joe D. Staggs
	Name:	Joe D. Staggs
	Title:	President and Chief
Executive Officer

[Signature page to Agreement and Plan of Merger]

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Appendix A

As used in this Agreement, the following terms shall have the following meanings:

“Adviser Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that (1) would have, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Parent External Adviser, or (2) would, or would reasonably be expected to, materially impair, materially delay or prevent the Parent External Adviser or Parent from timely performing its obligations under this Agreement or consummating the transactions contemplated hereby; provided, however, that for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether an Adviser Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business, regulatory or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Parent External Adviser operates (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Laws or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (v) any failure by the Parent External Adviser to meet published analyst estimates or expectations of the Parent External Adviser’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vi) any failure by the Parent External Adviser to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak; (viii) the negotiation, existence, announcement or performance of this Agreement and the consummation of the transactions contemplated hereby, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Parent External Adviser (other than with respect to the Parent External Adviser’s relationship with Parent and its Subsidiaries) or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of the Parent External Adviser, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by the Company regarding the plans or

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intentions of the Company with respect to the conduct of the business of Parent or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein (in each case, other than with respect to any Contracts of the Parent External Adviser with Parent or any of its Subsidiaries) (provided, that when “Adviser Material Adverse Effect” is used in relation to the representations and warranties of the Parent External Adviser in Section 5.2(c) and Section 5.3, this clause (viii) shall be disregarded); (ix) any action taken by the Parent External Adviser which is required or expressly permitted by this Agreement; (x) any actions taken (or omitted to be taken) at the written request of, or with the consent of, the Company; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether an Adviser Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Parent External Adviser, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.

“Affiliate” of a Person shall mean any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or non-controlling equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).

“Aggregate Cash Consideration” shall mean an amount in cash equal to (i) the Closing Company Net Asset Value minus (ii) the Total Stock Consideration Value.

“Applicable Law” shall mean any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, regulation, order, writ, judgment or directive (including those of any self-regulatory organization) applicable to and legally binding on the Parent External Adviser, Company, Parent, Intermediary Sub, Acquisition Sub or any of their respective Affiliates, directors, employees or agents, as the case may be.

“Blue Sky Laws” shall mean state securities or “blue sky” laws.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.

“Closing Parent Net Asset Value” shall mean the Parent Net Asset Value as of 5:00 p.m. New York City Time on the Determination Date.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company Equity Plan” means the Company’s 2010 Equity Incentive Plan, as amended.

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“Company Intellectual Property” shall mean all Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that (1) would have, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) would, or would reasonably be expected to, materially impair, materially delay or prevent the Company from timely performing its obligations under this Agreement or consummating the transactions contemplated hereby; provided, however, that, for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether a Company Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business, regulatory or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company or any of its Subsidiaries operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Laws or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (v) any failure by the Company to meet published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vi) any failure by the Company or any of its Subsidiaries to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak; (viii) the negotiation, existence, announcement, or performance of this Agreement and the consummation of the transactions contemplated hereby, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of the Company or any of its Subsidiaries, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by Parent regarding the plans or intentions of Parent with respect to the conduct of the business of the Company or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein (provided, that when “Company Material Adverse Effect” is used in relation to the representations and warranties of the Company in Section 3.3(b) and Section 3.4, this clause

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(viii) shall be disregarded); (ix) any action taken by the Company or any of its Subsidiaries, in each case which is required or expressly permitted by this Agreement; and (x) any actions taken (or omitted to be taken) at the written request of, or with the consent of, Parent; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which the Company and its Subsidiaries operate.

“Company Per Share NAV” means the quotient of (i) the Closing Company Net Asset Value divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Company Plan” means each material employee benefit plan, program, policy or agreement providing compensation or benefits to any current or former employee, consultant, officer or director of the Company or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute or has any liability (contingent or other-wise) with respect to, whether or not written, including without limitation any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, equity or equity based incentive, severance, employment, change of control or fringe benefit plan, program or agreement, in each case, other than any such plan or arrangement that is maintained by a Governmental Authority or any such individual agreement that does not materially deviate from the form of agreement provided to Parent.

“Company Portfolio Company” shall mean any entity in which the Company or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment.

“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company adopt this Agreement and approve the First Merger.

“Company Restricted Stock Award” means an award of restricted Company Common Stock granted under the Company Equity Plan.

“Company Termination Fee” shall mean $8,225,000.

“Confidentiality Agreement” shall mean the confidentiality agreement, dated August 26, 2024, between BC Partners Advisors L.P. and the Company.

“Contract” shall mean any agreement, contract, subcontract, lease, sublease, investment advisory agreement, administration agreement, conditional sales contract, purchase order, license, indenture, note, bond, loan, instrument, permit, franchise, or commitment or other legally binding agreement.

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“control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to control such Person. The terms “controlling” and “controlled” shall have correlative meanings.

“Data Protection Requirements” means any Applicable Laws, binding industry or self-regulatory standards and public or posted policies relating to privacy, data protection, and the processing (as defined in Applicable Laws), creation, receipt, maintenance, transmission, disclosure, collection and use of Personal Data, including the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C. § 17921 et seq.), the applicable provisions of the 21st Century Cures Act (Pub. L. 116-32), and the regulations promulgated under these laws.

“Electing Share” means each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares) with respect to which an Election has been effectively made and not properly revoked or lost.

“Environmental Laws” shall mean all Laws and Orders relating to pollution, public or worker health or safety, or protection of the environment.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) which is, or has at any relevant time been, under common control, or treated as a single employer, with the Company, Parent or any of their respective Subsidiaries, as applicable, under Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Ratio” shall mean the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Parent Per Share NAV.

“Existing Credit Agreement” shall mean that certain Credit Agreement dated as of June 28, 2023, as amended, supplemented or otherwise modified from time to time, by and among the Company, SWK Funding LLC, each of the financial institutions from time to time party thereto, and First Horizon Bank, as agent for the lenders party thereto.

“Existing Notes” shall mean the 9.00% Notes due 2027 issued pursuant to the Existing Notes Indenture.

“Existing Notes Indenture” shall mean that certain Indenture dated as of October 3, 2023, by and between the Company and Wilmington Trust, National Association, as amended pursuant to the First Supplemental Indenture dated as of October 3, 2023, by and between the Company and Wilmington Trust, National Association.

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“FDA” means the U.S. Food and Drug Administration or any successor agency.

“Fraud” means, of a Person, an intentional and willful misrepresentation of or with respect to a representation or warranty set forth in this Agreement, or in any certificate delivered hereunder, by such Person, which misrepresentation constitutes actual common law fraud (and not constructive fraud or negligent misrepresentation) with the specific intent to induce another party to rely upon such representation or warranty.

“GAAP” shall mean the United States generally accepted accounting principles, consistently applied in accordance with past practice.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial, legislative or administrative authority, department, agency, board, bureau or commission.

“Guaranteed Cash Payment” shall mean an amount equal to $9,000,000.

“Health Care Law” means any Applicable Law and guidance related to clinical research, testing, and medical product (including pharmaceuticals and biologics) development activities; the manufacture, packaging, labeling, storage, distribution, shipment, import, export, handling, dispensing, administration, possession, and disposal of such medical products; the preparation, submission and maintenance of records, reports, applications and other materials to Governmental Authorities with authority over such medical products and their use; the performance of laboratory tests; and other health regulatory matters, including, but not limited to: (i) the Federal Food, Drug and Cosmetic Act (21 U.S.C. §§ 301, et seq.), FDA regulations (including FDA regulations regarding Good Manufacturing Practices, Good Laboratory Practices, Good Clinical Practices), and FDA and U.S. Department of Health and Human Services Applicable Laws regarding human subjects research; (ii) the International Conference on Harmonisation (ICH) Guidelines applicable to the Company’s services; (iii) the Clinical Laboratory Improvement Amendments of 1988, Pub. L. 100-578 and 42 CFR Part 493; (iv) the Federal Controlled Substances Act, 21 U.S.C. § 801 et seq., and the regulations of the U.S. Drug Enforcement Administration; (v) 42 U.S.C. § 1320a-7, 7a, 7b, and 7h; (vi) 42 U.S.C. § 1320a-7h; (vii) 42 U.S.C. § 1395nn; (viii) the Civil False Claims Act (31 U.S.C. §§ 3729-3733); (ix) FDA’s Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991); (x) the health care fraud criminal provisions under HIPAA; (xi) the Applicable Laws of state boards of pharmacy, medicine, and state departments of health; (xii) Applicable Laws pertaining to the professional practice of medicine; (xiii) the Patient Protection and Affordable Care Act (Pub. L. 111-148), as amended, and the federal Open Payments Program (42 C.F.R. Part 403); and (xiv) with respect to any of the Laws or documents described above in (i) through (xiii), any amendments to such Laws and any implementing, related or similar foreign, state or local Laws.

“Intellectual Property” means all worldwide intellectual property and proprietary rights, including all: (a) patents, patent applications, divisionals, continuations, continuations-in-part, reissues, re-examinations and foreign counterparts; (b) trademarks, service marks, trade dress, logos, trade names, social and mobile media identifiers, internet domain names, corporate names, and other source indicators, and all registrations and applications in

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connection therewith (together with all the goodwill of the business associated therein, and all common-law rights related thereto); (c) copyrights and registrations therefor; and (d) trade secrets and other rights in confidential or proprietary information, know-how, methods, processes and inventions.

“Intentional Breach” shall mean any material breach of this Agreement where the action or non-action constituting or giving rise to such material breach was intentionally undertaken by the party taking such action, with actual Knowledge that such action or non-action would or would reasonably be expected to constitute or give rise to a material breach of this Agreement.

“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“IRS” shall mean the United States Internal Revenue Service.

“IT Systems” means computers, hardware, firmware, software, code, websites, applications, systems, networks, databases and all other information technology related equipment and assets.

“Key Stockholders” shall mean Double Black Diamond Offshore Ltd., a Cayman Islands exempted company.

“Knowledge” shall mean (i) with respect to the Company, the actual knowledge, after reasonable inquiry of their respective direct reports, of those persons set forth in Section A-1 of the Company Disclosure Letter, (ii) with respect to Parent, the actual knowledge, after reasonable inquiry of their respective direct reports, of those persons set forth in Section A-1 of the Parent Disclosure Letter, and (iii) with respect to the Parent External Adviser, the actual knowledge, after reasonable inquiry of their respective direct reports, of those persons set forth in Section A-1 of the Parent External Adviser Disclosure Letter.

“Law” shall mean any and all domestic (federal, state or local) or foreign laws (including common law), rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.

“Lien” shall mean liens, claims, mortgages, deeds of trust, rights of way, easements, building or use restrictions, restriction on transfer, encumbrances, pledges, security interests or charges of any kind whether voluntarily incurred or arising by operation of Law or otherwise.

“Merger Consideration” shall mean the sum of (i) the Total Stock Consideration and (ii) the Aggregate Cash Consideration.

“NASDAQ” shall mean The Nasdaq Global Select Market or The Nasdaq Stock Market LLC, as applicable.

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“Non-Electing Share” means each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares) that is not an Electing Share.

“Order” shall mean any decree, order, determination, judgment, injunction, temporary restraining order or other order in any Proceeding.

“Parent Disclosure Letter” shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

“Parent External Adviser Disclosure Letter” shall mean the disclosure letter delivered by the Parent External Adviser to the Company simultaneously with the execution of this Agreement.

“Parent Intellectual Property” shall mean all Intellectual Property that is owned or purported to be owned by Parent or any of its Subsidiaries.

“Parent Investment Advisory Agreement” shall mean the agreement entered into by the Parent External Adviser with Parent for the purpose of providing investment advisory or investment management services.

“Parent Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that (1) would have, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (2) would, or would reasonably be expected to, materially impair, materially delay or prevent Parent from timely performing its obligations under this Agreement or consummating the transactions contemplated hereby; provided, however, that, for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether a Parent Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business, regulatory or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which Parent, any of its Subsidiaries, or any of the Parent Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Laws or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s or any of the Parent Portfolio Companies’ securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (v) any failure by Parent or any of the Parent Portfolio Companies to meet published analyst estimates or expectations of Parent’s or such Parent Portfolio Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vi) any failure after the date hereof by Parent, any of its Subsidiaries, or any Parent Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance

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or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak; (viii) the negotiation, existence, announcement or performance of this Agreement and the consummation of the transactions contemplated hereby, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Parent Portfolio Companies or any customers, suppliers, distributors, partners or employees of Parent and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of Parent or any of its Subsidiaries or any Parent Portfolio Company, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by the Company regarding the plans or intentions of the Company with respect to the conduct of the business of Parent or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein (provided, that when “Parent Material Adverse Effect” is used in relation to the representations and warranties of Parent in Section 4.3(d) and Section 4.4, this clause (viii) shall be disregarded); (ix) any action taken by Parent or any of its Subsidiaries or any Parent Portfolio Company, in each case which is required or expressly permitted by this Agreement; and (x) any actions taken (or omitted to be taken) at the written request of, or with the consent of, the Company; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.

“Parent Net Asset Value” means the estimated net asset value of Parent, calculated in good faith and determined in accordance with the Valuation Methodology.

“Parent Organizational Documents” shall mean the certificate of incorporation, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent, Intermediary Sub and Acquisition Sub.

“Parent Per Share NAV” shall mean the quotient of (i) the Closing Parent Net Asset Value divided by (ii) the number of shares of Parent Common Stock issued and outstanding as of the Determination Date.

“Parent Portfolio Company” shall mean any entity in which Parent or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment, that is or would be reflected in the Schedule of Investments included in Parent’s quarterly or annual reports.

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“Per Share Guaranteed Cash Payment” shall mean the quotient of (i) the Guaranteed Cash Payment divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Per Share Merger Consideration” shall mean, (i) in the case of a Non-Electing Share, the Per Share Stock Consideration, and (ii) in the case of an Electing Share, the Per Share Cash Consideration, in each case, as may be adjusted pursuant to Section 2.1(a)(ii)(3) and Section 2.1(a)(ii)(4).

“Permit” shall mean any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Authority.

“Permitted Lien” shall mean (i) any Lien for Taxes not yet due, being contested in good faith or for which adequate accruals or reserves have been established in accordance with GAAP, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law that are not the result of delinquent payments and for which adequate reserves are held in accordance with GAAP, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such leased real property and which are not violated by the current use and operation of such leased real property or the operation of the business of the Company and its Subsidiaries, (v) with respect to all leased real property, all Liens encumbering the interest of the fee owner or any superior lessor, sublessor or licensor, (vi) such Liens or other imperfections of title, if any, that do not have, and would not reasonably be expected to have a Company Material Adverse Effect or Parent Material Adverse Effect (as applicable), including Liens for any supplemental Taxes or assessments not shown by the public records, (vii) Liens disclosed on existing title reports or existing surveys provided to Parent, (viii) Liens securing acquisition financing with respect to the applicable asset, including refinancings thereof, (ix) Liens described in Appendix A to the Company Disclosure Letter or the Parent Disclosure Letter (as applicable), (x) any other Liens that will be released on or prior to the Closing Date and (xi) the replacement, extension or renewal of any of the foregoing.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Personal Data” has the same meaning as the term “personal data”, “personal information”, “personally identifiable information”, or “protected health information”, “consumer health data” “medical records”, “health information”, animal health information, and similar terms under applicable Data Protection Requirements, and any other Applicable Laws the purpose of which is to protect the privacy of individuals, prescribers or animal owners.

“Proceeding” shall mean an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative, by or before a Governmental Authority.

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“Representative” shall mean, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, agents, accountants, counsel, financial advisors, consultants and other advisors or representatives.

“Rights Agreement” shall mean that certain Rights Agreement by and between the Company and Computershare Trust Company, N.A., as Rights Agent, dated as of April 8, 2016 (as amended by Amendment No. 1 thereto, dated as of April 8, 2019, Amendment No. 2 thereto, dated as of February 23, 2021 and Amendment No. 3 thereto, dated as of March 31, 2022).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, Blue Sky Laws, all similar foreign securities laws, and the rules and regulations promulgated thereunder.

“Security” shall mean, with respect to any Person, any series of common stock, preferred stock and any other equity securities or capital stock of such Person (including interests convertible into or exchangeable or exercisable for any equity interest in any such series of common stock, preferred stock, and any other equity securities or capital stock of such Person), however described and whether voting or non-voting.

“Subsidiary” shall mean, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP.

“SWK Advisors LLC” shall mean SWK Advisors LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company.

“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority or Taxing Authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, escheat, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes.

“Tax Dividend” shall mean a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within

94

the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Returns” shall mean returns, reports, form or information statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with the IRS or any other Governmental Authority or Taxing Authority.

“Taxing Authority” shall mean any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

“Third Party” shall mean any Person or group of Persons other than Parent, Intermediary Sub, Acquisition Sub and their respective Affiliates.

“Total Stock Consideration” shall mean a number of shares of Parent Common Stock equal to the lesser of (i) the quotient of (a) $75,500,000 divided by (b) the Parent Per Share NAV and (ii) the product of (a) the number of shares of Parent Common Stock issued and outstanding as of the Closing Date multiplied by (b) .199, as may be adjusted pursuant to Section 2.1(a)(ii)(3) and Section 2.1(a)(ii)(4).

“Total Stock Consideration Value” shall mean an amount in cash equal to the product of (i) the Total Stock Consideration multiplied by (ii) the Parent Per Share NAV.

Table of Definitions

Term	Section
2025 Audited Financial Statements	Section 6.22
Acceptable Confidentiality Agreement	Section 6.6(c)
Acceptable Courts	Section 9.8
Acquisition Sub	Preamble
Adjudicated Asset Value	Section 2.7(f)(i)
Affiliate Arrangement	Section 3.28
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.6(d)
Alternative Structure	Section 1.7
Antitrust Laws	Section 6.4(a)
Articles of Third Merger	Section 1.3(c)
ASC	Section 2.7(f)(vi)
Asset Valuation Range	Section 2.7(f)(i)
Bankruptcy and Equity Exception	Section 3.3(a)
BDC	Recitals
Benefit Plan Investor	Section 3.27(a)
Book-Entry Shares	Section 2.1(a)(iii)
Cancelled Shares	Section 2.1(a)(i)
Certificate of First Merger	Section 1.3(a)
Certificate of Second Merger	Section 1.3(b)
Certificate of Third Merger	Section 1.3(c)
Certificates	Section 2.1(a)(iii)

95

Term	Section
Claim	Section 4.27
Closing	Section 1.2
Closing Company Net Asset Value	Section 2.7(b)
Closing Date	Section 1.2
Company	Preamble
Company Adverse Recommendation Change	Section 6.6(d)
Company Board	Recitals
Company Common Stock	Section 1.7
Company Forecasts	Section 3.31
Company Fundamental Representations	Section 7.2(a)
Company Leased Real Property	Section 3.16(b)
Company Material Contract	Section 3.15(a)
Company No MAE Rep	Section 7.2(a)
Company Real Property Leases	Section 3.16(b)
Company Registered Intellectual Property	Section 3.13(a)
Company SEC Documents	Section 3.6(a)
Company Stockholder Approval	Section 3.19
Company Stockholders’ Meeting	Section 6.3(a)
Company Valuation Firm	Section 2.7(a)
Company’s Bylaws	Section 3.1
Company’s Charter	Section 3.1
Competing Proposal	Section 6.6(g)(i)
Consent	Section 3.4
Continuing Employees	Section 6.17(b)
D&O Indemnified Parties	Section 6.7(a)
D&O Insurance	Section 6.7(c)
Debt	Section 4.27
Delaware Secretary	Section 1.3(a)
Determination Date	Section 2.7(b)
DGCL	Recitals
Dissenting Shares	Section 2.4
Effective Time	Section 1.3(a)
Election	Section 2.3(a)
Election Date	Section 2.3(b)
Estimated Closing Company Portfolio Asset Value	Section 2.7(b)
Exchange Agent	Section 2.2(a)
Exchange Fund	Section 2.2(a)
First Merger	Recitals
Form N‑14	Section 3.7
Form of Election	Section 2.3(b)
HSR Act	Section 3.4
Inquiry	Section 6.6(a)
Interim Period	Section 6.1
Intermediary Sub	Preamble
IRB	Section 3.26(f)

96

Term	Section
Key Stockholder Agreement	Recitals
KBW	Section 3.20
MD SDAT	Section 1.3(c)
Mergers	Recitals
MGCL	Recitals
Non-Election Holder	Section 2.1(a)(ii)(1)
Non-Recourse Party	Section 8.3(d)
Notice of Superior Proposal	Section 6.6(d)(i)
Parent	Preamble
Parent Board	Recitals
Parent Common Stock	Section 2.1(a)(ii)
Parent External Adviser	Preamble
Parent External Adviser Documents	Section 5.1
Parent Forecasts	Section 3.30
Parent Fundamental Representations	Section 7.3(a)
Parent Leased Real Property	Section 4.17(b)
Parent Material Contract	Section 4.16(a)
Parent No MAE Rep	Section 7.3(a)
Parent Registered Intellectual Property	Section 4.14(a)
Parent SEC Documents	Section 4.6(a)
Payoff Amount	Section 6.18
Payoff Letter	Section 6.18
Per Share Cash Consideration	Section 2.1(a)(ii)
Per Share Stock Consideration	Section 2.1(a)(ii)
Proposed Aggregate Stock Issuance Amount	Section 2.1(a)(ii)(3)
Proposed Cash Consideration	Section 2.1(a)(ii)(4)
Proxy Statement	Section 3.7
Remedial Action	Section 6.4(a)
Required Permit	Section 3.5(d)
RIC	Section 4.15(j)
R&W Policy	Section 6.19
Second Effective Time	Section 1.3(b)
Second Merger	Recitals
Service Provider	Section 3.12(e)
Solvent	Section 4.27
Specified Number	Section 2.3(a)
Stockholder Litigation	Section 6.16
Superior Proposal	Section 6.6(g)(ii)
Surviving Corporation	Recitals
Takeover Statutes	Section 3.18
Tax Attribute	Section 3.14(m)
Termination Date	Section 8.1(b)(i)
Third Effective Time	Section 1.3(c)
Third Merger	Recitals
Total Per Share Consideration	Section 2.1(a)(ii)

97

The Board of Directors - SWK Holdings Corporation

October 9, 2025

October 9, 2025

The Board of Directors

SWK Holdings Corporation

5956 Sherry Lane, Suite 650

Dallas, TX 75225

Members of the Board of Directors:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of SWK Holdings Corporation (“SWKH”), collectively as a group, of the Aggregate Merger Consideration (as defined below) in the proposed merger of RWAY Portfolio Corp. (“Acquisition Sub”), a wholly-owned subsidiary of RWAY Portfolio Holding Corp. (“Intermediary Sub”) and indirect wholly-owned subsidiary of Runway Growth Finance Corp. (“Runway”), with and into SWKH with SWKH as the surviving company (such transaction, the “First Merger” and, taken together with the immediately subsequent merger of SWKH with and into Intermediary Sub and, in turn, the immediately subsequent merger of Intermediary Sub with and into Runway, the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among SWKH, Runway, Intermediary Sub, Acquisition Sub, and Runway Growth Capital, LLC, the external adviser of Runway (“Runway Adviser”). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the First Merger and without any action on the part of SWKH, Runway, Acquisition Sub or the holders of any securities of SWKH or Acquisition Sub, each share of common stock, par value $0.001 per share, of SWKH (“SWKH Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares (as defined in the Agreement)) shall be converted into the right to receive (1) subject to certain election, proration and reallocation procedures as set forth in the Agreement (as to which procedures we express no opinion), either (A) a number of shares of common stock, par value $0.01 per share, of Runway (“Runway Common Stock”), equal to the quotient (rounded to four decimal places) of (i) the Company Per Share NAV (as defined in the Agreement) divided by (ii) the Parent Per Share NAV (as defined in the Agreement) (the “Stock Consideration”) or (B) if an Election (as defined in the Agreement) has been effectively made, an amount of cash equal to the Company Per Share NAV (the “Cash Consideration”), as applicable, plus (2) the quotient of (A) a cash amount equal to $9,000,000 (the “Guaranteed Cash Payment”) divided by (B) the number of shares of SWKH Common Stock issued and outstanding as of the Determination Date (as defined in the Agreement) (excluding any Cancelled Shares); provided that, pursuant to such election, proration and reallocation procedures set forth in the Agreement, the aggregate Stock Consideration will be a number of shares of Runway Common Stock (not to exceed 19.9% of the shares of Runway Common Stock issued and outstanding as of the Closing Date (as defined in the Agreement)) equal to the quotient of (a) $75,500,000 divided by (b) the Parent Per Share NAV, and the aggregate Cash Consideration will be an amount in cash equal to (i) the Closing Company Net Asset Value (as defined in the Agreement), minus (ii) the Total Stock Consideration Value (as defined in the Agreement). At the direction of SWKH and without independent verification, we have relied upon and assumed for purposes of our analyses and this opinion, that the Parent Per Share NAV will be $13.66 (as if the Parent Per Share NAV were equal to the publicly reported June 30, 2025 net asset value per share of Runway Common Stock) and the Closing Company Net Asset Value will be approximately $234.6 million and that, as a result thereof, the aggregate Stock Consideration will be approximately 5.5 million shares of Runway Common Stock and the aggregate Cash Consideration will be approximately $159.1 million. Such resulting aggregate Stock Consideration, such resulting aggregate Cash Consideration and the Guaranteed Cash Payment, taken together, are referred to herein as the “Aggregate Merger Consideration.” The terms and conditions of the Transaction are more fully set forth in the Agreement.

KBW has acted as financial advisor to the Board and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of securities of specialty finance companies in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, SWKH, Runway and Runway Adviser. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of SWKH and Runway for our and their own accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the Board in rendering this opinion and will receive a fee from SWKH for our services. A portion of our fee is payable upon the rendering of this opinion and a significant portion is contingent upon the successful completion of the First Merger. In addition, SWKH has agreed to indemnify us for certain liabilities arising out of our engagement.

The Board of Directors - SWK Holdings Corporation

October 9, 2025

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to SWKH. In the past two years, KBW has provided investment banking and financial advisory services to Runway and has received compensation for such services. KBW acted as a joint book-running manager in connection with Runway’s November 2023 and May 2024 offerings of common stock. In the past two years, KBW has not provided investment banking or financial advisory services to Runway Adviser. We may in the future provide investment banking and financial advisory services to SWKH, Runway, Runway Adviser or other affiliates of Runway Adviser and receive compensation for such services. In addition, KBW acted as financial advisor to the Committee of Independent Directors of the Board of Directors of Portman Ridge Finance Corporation in connection with the recently completed acquisition by Portman Ridge Finance Corporation of Logan Ridge Finance Corporation.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of SWKH and Runway and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated October 8, 2025 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of SWKH; (iii) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 of SWKH; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2024 of Runway; (v) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 of Runway; (vi) certain other interim reports and other communications of SWKH and Runway provided to their respective stockholders; and (vii) other financial information concerning the respective businesses and operations of SWKH and Runway furnished to us by SWKH and Runway or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of SWKH and Runway; (ii) the assets and liabilities of SWKH and Runway; (iii) the nature and terms of certain other merger transactions and business combinations in the business development company (“BDC”) industry; (iv) a comparison of certain financial and stock market information for SWKH and Runway with similar information for certain other companies the securities of which are publicly traded; (v) financial and operating forecasts and projections of SWKH that were prepared by SWKH management, provided to us and discussed with us by such management, and used and relied upon by us at the direction of such management and with the consent of the Board; and (vi) publicly available consensus “street estimates” of Runway that were discussed with us by Runway and Runway Adviser management and used and relied upon by us based on such discussions, at the direction of SWKH management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions that were held with the management of SWKH and the management of Runway and Runway Adviser regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of SWKH and Runway and such other matters as we have deemed relevant to our inquiry. In addition, we have considered the results of the efforts undertaken by SWKH, with our assistance, to solicit indications of interest from third parties regarding a potential transaction with SWKH.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the management of SWKH as to the reasonableness and achievability of the financial and operating forecasts and projections of SWKH referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections have been reasonably prepared and represent the best currently available estimates and judgments of such management. We have further relied, with the consent of SWKH management, upon Runway and Runway Adviser management as to the reasonableness and achievability of the publicly available consensus “street estimates” of Runway referred to above (and the assumptions and bases therefor), and we have assumed that such estimates are consistent with the best currently available estimates and judgments of Runway and Runway Adviser management.

It is understood that the foregoing financial information of SWKH that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information of SWKH and Runway, including the publicly available consensus “street estimates” of Runway referred to above, are based on numerous variables and assumptions that are inherently uncertain and, accordingly, actual results could vary significantly from those set forth in such information. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or

The Board of Directors - SWK Holdings Corporation

October 9, 2025

completeness thereof. We have assumed, based on discussions with the management of SWKH and the management of Runway and Runway Adviser, and with the consent of the Board, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. Among other things, the financial and operating forecasts and projections of SWKH referred to above assume an orderly wind down scenario ending in 2030 and reflect assumptions regarding limitations on SWKH’s ability to utilize deferred tax assets.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either SWKH or Runway since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of SWKH or Runway, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of SWKH or Runway under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by SWKH or Runway that is used in connection with the net asset value computations made by SWKH or Runway or the valuation policies and procedures of SWKH or Runway in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Aggregate Merger Consideration (including the stock or cash components thereof) and no other consideration or payments in respect of SWKH Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of SWKH, Runway or the pro forma entity, or the contemplated benefits of the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of SWKH that SWKH has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to SWKH, Runway, Acquisition Sub, Intermediary Sub, the Transaction and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, to holders of SWKH Common Stock, collectively as a group, of the Aggregate Merger Consideration in the First Merger, without regard to the individual circumstances of the Key Stockholders (as defined in the Agreement) or any other specific holders of SWKH Common Stock with respect to control, voting or other rights or aspects which may distinguish such holders. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction, including without limitation, the form or structure of the Transaction (including the form and structure of the Aggregate Merger Consideration or the allocation thereof between cash and stock) or any such related transaction, the treatment of existing loan and bond indebtedness of SWKH, any consequences of the Transaction or any such related transaction to SWKH, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any representations and warranties insurance policy, employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political division, economic uncertainty, recently announced actual or threatened imposition of tariff increases, inflation, and prolonged higher interest rates. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes

The Board of Directors - SWK Holdings Corporation

October 9, 2025

after the date hereof to the Parent Per Share NAV or the Closing Company Net Asset Value (and the resulting aggregate Stock Consideration and the resulting aggregate Cash Consideration) from the amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of SWKH to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by SWKH or the Board, (iii) the fairness of the amount or nature of any compensation to any of SWKH’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of SWKH Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of SWKH (other than the holders of SWKH Common Stock, collectively as a group, solely with respect to the Aggregate Merger Consideration (as described herein) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of Runway or any other party to any transaction contemplated by the Agreement, (v) any fees payable by Runway to Runway Adviser for investment advisory and management services, (vi) what the Parent Per Share NAV or the Closing Company Net Asset Value (and the resulting aggregate Stock Consideration and the resulting aggregate Cash Consideration) actually will be. whether Runway has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate Cash Consideration to the holders of SWKH Common Stock at the closing of the First Merger and whether Runway Adviser also has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Guaranteed Cash Payment to the holders of SWKH Common Stock at the closing of the First Merger, (vii) any elections by holders of SWKH Common Stock to receive the Cash Consideration in lieu of the Stock Consideration, or the actual allocation between cash and shares of Runway Common Stock among such holders (including, without limitation, any reallocation thereof as a result of proration pursuant to the Agreement) or the relative fairness of the Stock Consideration and the Cash Consideration, (viii) any adjustment (as provided in the Agreement) to the aggregate Stock Consideration or the aggregate Cash Consideration assumed for purposes of our opinion; (ix) the actual value of Runway Common Stock to be issued in the First Merger, (x) the prices, trading range or volume at which Runway Common Stock or SWKH Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which Runway Common Stock will trade following the consummation of the Transaction, (xi) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xii) any legal, regulatory, accounting, tax or similar matters relating to SWKH, Runway, their respective stockholders, Acquisition Sub or Intermediary Sub, or relating to or arising out of or as a consequence of the Transaction or any related transaction.

This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Board as to how it should vote on the Transaction, or to any holder of SWKH Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Transaction or any other matter (including, with respect to holders of SWKH Common Stock, what election any such stockholder should make with respect to receiving the Cash Consideration in lieu of the Stock Consideration), nor does it constitute a recommendation regarding whether or not any such stockholder should enter into a voting, stockholders’, or affiliates’ agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Merger Consideration in the First Merger is fair, from a financial point of view, to the holders of SWKH Common Stock, collectively as a group.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

PART C

OTHER INFORMATION

Item 15. Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. RWAY’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

RWAY’s charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as RWAY’s director or officer and at RWAY’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. RWAY’s bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as RWAY’s director or officer and at RWAY’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit RWAY to indemnify and advance expenses to any person who served a predecessor of RWAY in any of the capacities described above and any of RWAY’s employees or agents or any employees or agents of RWAY’s predecessor. In accordance with the 1940 Act, RWAY will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which RWAY’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

RWAY have entered into indemnification agreements with RWAY’s directors and executive officers. The indemnification agreements provide RWAY’s directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Item 16. Exhibits.

(1)(a)	Articles of Amendment and Restatement of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2016).
(1)(b)	Articles of Amendment of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 19, 2021).
(2)

Second Amended and Restated Bylaws of the Registrant, dated as of August 19, 2021 (incorporated by reference to Exhibit 3.1 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 29, 2017).

(3)	Voting Proxy of OCM Growth Holdings, LLC in favor of the Registrant (incorporated by reference to Exhibit 9.1 to the Registrant’s Annual Report on Form 10‑K filed with the SEC on March 29, 2017).
(4)(a)

Agreement and Plan of Merger, dated as of October 9, 2025, by and among the Registrant, SWK Holdings Corporation; RWAY Portfolio Holding Corp., RWAY Portfolio Corp. and Runway Growth Capital LLC (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, as filed with the SEC on October 10, 2025).

(4)(b)

Key Stockholder Agreement, dated as of October 9, 2025, by and between the Registrant and Double Black Diamond Offshore, Ltd. (incorporated by reference to Exhibit 2.2 of the Current Report on Form 8-K, as filed with the SEC on October 10, 2025).

(5)(a)

Indenture, dated July 28, 2022, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 22, 2022).

(5)(b)

First Supplemental Indenture, dated July 28, 2022, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 22, 2022).

(5)(c)	Form of Global Note 7.50% Note Due 2027 (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 22, 2022).
(5)(d)

Second Supplemental Indenture, dated December 7, 2022, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2022).

(5)(e)	Form of Global Note 8.00% Note Due 2027 (incorporated by reference to Exhibit 4.6 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2022).
(6)

Third Amended and Restated Investment Advisory Agreement between the Registrant and Runway Growth Capital LLC (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on January 31, 2025).

(7)(a)	Underwriting Agreement 8.00% Notes due 2027 (incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 1, 2022).
(7)(b)	Underwriting Agreement 8.00% Notes due 2027 (incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 22, 2022).
(8)	Not applicable.
(9)(a)	Custody Agreement between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed with the SEC on December 19, 2016).
(9)(b)

Amendment No. 1 to the Custody Agreement between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 10-Q filed with the SEC on August 8, 2023).

(10)	Not applicable.
(11)	Opinion and Consent of [•].**
(12)	Tax Opinion and Consent of Simpson Thacher & Bartlett LLP.**
(13)(a)

Amended and Restated Administration Agreement, dated as of June 28, 2021, by and between the Registrant and Runway Administrator Services LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-Q filed with the SEC on August 5, 2021).

(13)(b)

Stockholder Agreement between Runway Growth Credit Fund Inc. and OCM Growth Holdings, LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed with the SEC on December 19, 2016).

(13)(c)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Registrant’s Form 10-12G filed with the SEC on February 12, 2016).
(13)(d)

Trademark License Agreement by and between Runway Growth Capital LLC and the Registrant (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-Q filed with the SEC on December 9, 2017).

(13)(e)

Transfer Agent Agreement by and between American Stock Transfer & Trust Company, LLC and the Registrant (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on December 28, 2018).

(13)(f)

Master Note Purchase Agreement by and between the Registrant and the purchasers party thereto, dated December 10, 2021 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on December 7, 2021).

(13)(g)	Amended and Restated Dividend Reinvestment Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 14, 2022).
(13)(h)

First Supplement to Note Purchase Agreement by and between the Registrant and the purchasers party thereto, dated April 13, 2023 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on April 14, 2023).

(13)(i)

Master Note Purchase Agreement by and between the Registrant and the purchasers party thereto, dated April 7, 2025 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on April 8, 2025).

(13)(j)

Amended and Restated Credit Agreement, dated as of April 20, 2022, among the Registrant, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A. as co-documentation agent and lender; and U.S. Bank National Association, as paying agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on April 22, 2022).

(13)(k)

Second Amendment to the Amended and Restated Credit Agreement, dated as of January 4, 2023, among the Registrant, as borrower; the financial institutions parties thereto as lenders; and KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent; MUFG Union Bank, Ltd. (as successor-in-interest to MUFG Union Bank, N.A.), as documentation agent; and U.S. Bank Trust Company, National Association, as paying agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on January 4, 2023).

(13)(l)

Third Amendment to the Amended and Restated Credit Agreement, dated as of March 24, 2023, among The Registrant, as borrower, the financial institutions party thereto as lenders, KeyBank National Association, as administrative and lender, CIBC Bank USA, as documentation, MUFG Bank, Ltd. (as successor in interest to MUFG Bank, N.A.), as co-documentation agent, and U.S. Bank Trust Company, National Association, as paying agent (incorporated by reference to Exhibit 99.(k)(17) to the Registrant’s Form N-2/A filed with the SEC on March 19, 2025).

(13)(m)

Fourth Amendment to the Amended and Restated Credit Agreement, dated as of December 4, 2023, among the Registrant, as borrower, the financial institutions party thereto as lenders, KeyBank National Association, as administrative agent and lender, CIBC Bank USA, as documentation agent, MUFG Bank, Ltd. (as successor in interest to MUFG Union Bank, N.A.), as co-documentation agent, and U.S. Bank Trust Company, National Association, as paying agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on December 6, 2023).

(13)(n)

Joinder Agreement and Facility Amount Increase, dated as of December 4, 2023, among the Registrant, as borrower, the financial institutions party thereto as lenders, and KeyBank National Association, as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed with the SEC on December 6, 2023).

(13)(o)

Fifth Amendment to the Amended and Restated Credit Agreement, dated as of November 22, 2024, among the Registrant, as borrower, the financial institutions party thereto as lenders, KeyBank National Association, as administrative agent and lender, CIBC Bank USA, as documentation agent, MUFG Bank, Ltd. (as successor in interest to MUFG Union Bank, N.A.), as co-documentation agent, and U.S. Bank Trust Company, National Association, as paying agent (incorporated by reference to Exhibit 99.(k)(18) to the Registrant’s Form N-2/A filed with the SEC on March 19, 2025).

(13)(p)

Sixth Amendment to the Amended and Restated Credit Agreement, dated as of March 18, 2025, among the Registrant, as borrower, the financial institutions party thereto as lenders, KeyBank National Association, as administrative agent and lender, CIBC Bank USA, as documentation agent, MUFG Bank, Ltd. (as successor in interest to MUFG Union Bank, N.A.), as co-documentation agent, and U.S. Bank Trust Company, National Association, as paying agent (incorporated by reference to Exhibit 10.25 to the Registrant’s Form 10-K filed with the SEC on March 20, 2025).

(14)(a)	Consent of [•] (Runway Growth Finance Corp.).**

(14)(b)	Consent of BPM LLP (SWK Holdings Corporation).*
(15)	Not applicable.
(16)	Power of Attorney.*
(17)(a)	Form of Proxy Card of SWK Holdings Corporation.*
(17)(b)	Consent of Keefe, Bruyette & Woods, Inc.*
(18)	Filing Fee Table.*

* Filed herewith.

** To be filed by pre-effective amendment.

Item 17. Undertakings.

(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the eighteenth day of November, 2025

RUNWAY GROWTH FINANCE CORP.
By:	/s/ R. David Spreng
Name:	R. David Spreng
Title:	President, Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. David Spreng	President, Chief Executive Officer	November 18, 2025
R. David Spreng	(Principal Executive Officer)

/s/ Thomas B. Raterman	Chief Financial Officer, Chief Operating	November 18, 2025
Thomas B. Raterman	Officer, Treasurer and Secretary
(Principal Financial and Accounting Officer)

*	Chairman of the Board of Directors	November 18, 2025
Ted Goldthorpe

*	Director	November 18, 2025
Robert Warshauer

*	Director	November 18, 2025
Alexander Duka

*	Director	November 18, 2025
Gary Kovacs

*	Director	November 18, 2025
Julie Persily

*	Director	November 18, 2025
Jennifer Kwon Chou

*	Director	November 18, 2025
Catherine Frey

*	By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	Attorney-in-fact

The original power of attorney authorizing Thomas B. Raterman to execute this Registration Statement, and any amendments thereto, for each director of the Registrant on whose behalf this Registration Statement is filed has been filed with this Registration Statement.